UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811- 07215

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 17

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2022

Date of reporting period:	10/31/2022

Item 1 – Reports to Stockholders

PGIM TOTAL RETURN BOND FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Total Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Total Return Bond Fund

December 15, 2022

PGIM Total Return Bond Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-20.53	-1.45	0.84	—

(without sales charges)	-17.86	-0.80	1.17	—

Class C

(with sales charges)	-19.21	-1.52	0.42	—

(without sales charges)	-18.42	-1.52	0.42	—

Class R

(without sales charges)	-18.03	-1.04	0.92	—

Class Z

(without sales charges)	-17.57	-0.51	1.44	—

Class R2

(without sales charges)	-17.89	N/A	N/A	-1.07 (12/27/2017)

Class R4

(without sales charges)	-17.68	N/A	N/A	-0.83 (12/27/2017)

Class R6

(without sales charges)	-17.53	-0.43	1.53	—

Bloomberg US Aggregate Bond Index

	-15.68	-0.54	0.74	—

Average Annual Total Returns as of 10/31/22 Since Inception (%)

				Class R2, Class R4 (12/27/2017)

Bloomberg US Aggregate Bond Index				-0.63

Since Inception returns are provided for any share class that has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2012) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

PGIM Total Return Bond Fund    5

Your Fund’s Performance (continued)

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None

Shareholder services fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definition

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and US dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 10/31/22 (%)

AAA	56.2

AA	7.4

A	10.1

BBB	19.2

BB	8.8

B	3.2

CCC	1.4

Not Rated	4.6

Cash/Cash Equivalents	-10.9

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 10/31/22

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.44	5.05	5.05

Class C	0.34	4.47	4.47

Class R	0.41	4.96	4.66

Class Z	0.47	5.48	5.45

Class R2	0.42	5.08	4.97

Class R4	0.45	5.33	5.33

Class R6	0.49	5.58	5.58

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Total Return Bond Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Total Return Bond Fund’s Class Z shares returned –17.57% in the 12-month reporting period that ended October 31, 2022, underperforming the –15.68% return of the Bloomberg US Aggregate Bond Index (the Index).

What were the market conditions?

•

From a starting point of low yields, tight spreads, and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets during the reporting period. Concerns about central bank tightening, hard economic landings, and the war in Ukraine led global credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing.

•

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than they had been over the prior decade of low inflation. A succession of federal funds rate hikes—including outsized 75 basis-point (bp) hikes in June, July, and September—confirmed to markets that the Federal Reserve (the Fed) is fully focused on tackling inflation. (One basis point equals 0.01%.)

•

At the August Jackson Hole symposium, Fed Chairman Jerome Powell’s speech was successful in lifting rate-hike expectations for 2022 and removing market pricing for rate cuts in 2023. While long-run inflation expectations remain relatively subdued at this point, Powell expressed the need to exercise vigilance about the trajectory of market expectations to avoid a self-fulfilling inflation spiral. Underpinning this escalation in rhetoric was the reality that Fed officials do not know how high they will ultimately take the fed funds rate in order to tame inflation.

•

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted during the last three months of the period. The 10-year/2-year Treasury spread declined from 1.10% on October 31, 2021 to –0.44% by the end of the period.

•

Beginning the period at 1.55%, US 10-year Treasury yields ended the period at 4.05%. Meanwhile, the yield on the 2-year Treasury note ended the period at 4.49%, a rise of 404 bps since the beginning of the period.

•

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of 2022 as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads widened, with collateralized loan obligation (CLO) and commercial mortgage-backed securities (CMBS) spreads trading well above their recent tights by the end of the period. The emerging markets sector posted negative total returns, and

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spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed Treasuries on concerns that the Fed may begin selling MBS if officials need to step up their inflation fight.

What worked?

•	The Fund’s yield curve positioning, particularly along the US Treasury curve, contributed to performance during the reporting period.

•	While overall security selection detracted during the period, selection in municipal bonds contributed to performance.

•	While overall sector allocation detracted from returns, an underweight relative to the Index to MBS contributed.

•	Within credit, positioning in the upstream energy and electric utilities sectors contributed to returns.

•	In individual security selection, the Fund benefited from positioning in Chesapeake Energy Corp. (upstream energy), AT&T Inc. (telecom), and Occidental Petroleum Corp. (upstream energy).

•

The Fund occasionally features a modest notional exposure to non-US dollar currencies across a diversified basket of currencies in faster-growing emerging and developed countries. The Fund’s foreign-exchange currency market (FX) positioning was a contributor to performance for the period.

What didn’t work?

•

During the period, the Fund’s long duration bias, in both developed market and emerging market rates, detracted from returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	Within security selection, positions in emerging markets, investment-grade corporate bonds, US Treasuries, high yield bonds, and sovereign debt detracted the most.

•

Within sector allocation, an overweight relative to the Index to CLOs, CMBS, high yield bonds, and bank loans, along with short spread duration in investment-grade corporate bonds, detracted from performance.

•	Within credit, positioning in foreign non-corporate bonds as well as the healthcare & pharmaceuticals and consumer non-cyclicals sectors detracted from performance.

•	In individual security selection, overweights relative to the Index to Ukraine, the Russian Federation, and Digicel Group Ltd. (telecom) detracted from performance.

Did the Fund use derivatives?

•

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund held positions in Russia combined with the use of derivatives designed to offset the decline in value of certain Russian securities. The Fund also used interest rate futures and swaps during the

PGIM Total Return Bond Fund    9

Strategy and Performance Overview* (continued)

period to help manage duration positioning and yield curve exposure, which detracted from performance. Credit default swaps and credit default swap index (CDX) positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure detracted during the period. In addition, the Fund traded foreign-exchange derivatives, which had a positive impact on performance over the period.

Current outlook

•

PGIM Fixed Income maintains that it will likely take another quarter to see a material downtrend in the key categories of services inflation. Such relief would come from a combination of a slowdown in labor demand, in line with other slowing measures of aggregate demand, and incremental gains in labor supply as workers with lower balances of savings are drawn back into the workforce.

•

Based on its review of inflation and other macroeconomic data, PGIM Fixed Income believes the Fed is unlikely to soon stop raising rates and, as a result, recently raised its terminal rate projection to 4.75% by January—assuming 50-bp and 25-bp rate hikes in December and January, respectively. This would likely be followed by precautionary rate cuts by the end of the second quarter of 2023, as the downturn takes hold amid a negative fiscal impulse, mounting external shocks, and tighter financial conditions.

•

Beyond the progression of events over the next few quarters or years, PGIM Fixed Income expects economic conditions to eventually return to a configuration more like pre-COVID-19 conditions, as an aging demographic and high debt burdens are likely to drive a return to moderate growth and inflation, which may lead to a lower interest rate environment.

•

PGIM Fixed Income maintains its positive view of spread sectors over the medium to long term and holds allocations to structured products (CLOs, CMBS), investment-grade corporate bonds, high yield bonds, and emerging market bonds. Relative to the Index, the Fund is underweight MBS in favor of more attractive opportunities across spread sectors.

•

In terms of calling the peak in long-term rates, given the economic strength and level of inflation, PGIM Fixed income believes it’s too early to preclude the possibility of higher highs. Yet, from a long-term perspective, exposure to developed market duration is becoming more compelling after the broad repricing and with the looming moderation in global growth. While acknowledging the immediate trajectory of inflation is going to dictate market volatility and the path of the US Treasury 10-year yield, PGIM Fixed Income’s base case is that implied volatility will ultimately decline, and the 10-year yield will stay below the terminal rate of this interest rate hiking cycle when it is eventually reached. In the meantime, the best course will be to focus on the micro-alpha opportunities within and across sectors, in PGIM Fixed Income’s view.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based

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on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Total Return Bond Fund    11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Total Return Bond Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 916.10	0.75%	$3.62

	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

Class C	Actual	$1,000.00	$ 912.70	1.49%	$7.18

	Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58

Class R	Actual	$1,000.00	$ 915.20	1.01%	$4.88

	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

Class Z	Actual	$1,000.00	$ 917.80	0.49%	$2.37

	Hypothetical	$1,000.00	$1,022.74	0.49%	$2.50

Class R2	Actual	$1,000.00	$ 916.00	0.89%	$4.30

	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

Class R4	Actual	$1,000.00	$ 917.20	0.64%	$3.09

	Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26

Class R6	Actual	$1,000.00	$ 918.40	0.39%	$1.89

	Hypothetical	$1,000.00	$1,023.24	0.39%	$1.99

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Total Return Bond Fund    13

Schedule of Investments

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 109.6%

ASSET-BACKED SECURITIES 25.1%

Automobiles 1.0%

Avis Budget Rental Car Funding AESOP LLC,
Series 2019-02A, Class D, 144A	3.040%	09/22/25		20,000	$18,034,594
Series 2020-02A, Class A, 144A	2.020	02/20/27		27,000	23,875,479
Exeter Automobile Receivables Trust,
Series 2022-01A, Class E, 144A	5.020	10/15/29		20,400	16,919,250
Ford Auto Securitization Trust (Canada),
Series 2020-AA, Class B, 144A	1.872	06/15/26	CAD	6,600	4,527,251
Series 2020-AA, Class C, 144A	2.763	04/15/28	CAD	6,600	4,561,599
Ford Credit Auto Owner Trust,
Series 2020-02, Class C, 144A	1.740	04/15/33		17,892	15,663,804
Ford Credit Floorplan Master Owner Trust,
Series 2020-01, Class C	1.420	09/15/25		16,000	15,175,038
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A	1.680	12/27/27		91,400	77,072,785
Series 2021-02A, Class B, 144A	2.120	12/27/27		10,100	8,485,304
Hertz Vehicle Financing LLC,
Series 2021-01A, Class C, 144A	2.050	12/26/25		6,200	5,552,176
JPMorgan Chase Bank, NA,
Series 2020-01, Class D, 144A	1.886	01/25/28		424	415,977
Series 2020-01, Class E, 144A	3.715	01/25/28		452	446,138
Series 2020-01, Class R, 144A	33.784	01/25/28		17,614	20,939,297
Series 2020-02, Class D, 144A	1.487	02/25/28		612	595,213
Series 2020-02, Class R, 144A	31.355	02/25/28		6,379	7,550,081
Series 2021-01, Class E, 144A	2.365	09/25/28		1,517	1,457,697
Series 2021-01, Class F, 144A	4.280	09/25/28		3,800	3,529,405
Series 2021-01, Class R, 144A	28.348	09/25/28		6,029	6,324,281
Series 2021-02, Class F, 144A	4.393	12/26/28		6,163	5,657,923
Series 2021-02, Class G, 144A	8.482	12/26/28		4,100	3,605,589
Series 2021-03, Class F, 144A	3.694	02/26/29		2,900	2,607,229
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A	3.630	09/14/27		101,980	97,046,044
Series 2019-01A, Class B, 144A	3.950	11/14/28		25,000	23,222,720
Santander Bank, NA,
Series 2021-01A, Class E, 144A	6.171	12/15/31		4,250	3,752,647
Santander Consumer Auto Receivables Trust,
Series 2021-AA, Class R, 144A	0.000	08/15/28		27	2,155,476

					369,172,997

See Notes to Financial Statements.

PGIM Total Return Bond Fund    15

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations 22.0%

AlbaCore EURO CLO DAC (Ireland),
Series 02A, Class A2, 144A, 3 Month EURIBOR + 1.000% (Cap 3.200%, Floor 1.000%)	2.000%(c)	06/15/34	EUR	24,500	$22,466,264
Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	5.179(c)	07/15/31		141,083	136,357,213
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1R, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	5.427(c)	01/19/35		57,250	54,044,000
Anchorage Capital Europe CLO DAC (Ireland),
Series 02A, Class AR, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)	2.228(c)	04/15/34	EUR	47,000	44,123,240
Ares European CLO DAC (Ireland),
Series 11A, Class A1R, 144A, 3 Month EURIBOR + 0.770% (Cap N/A, Floor 0.770%)	2.148(c)	04/15/32	EUR	39,750	37,766,239
Armada Euro CLO DAC (Ireland),
Series 02A, Class A1, 144A, 3 Month EURIBOR + 0.760% (Cap N/A, Floor 0.760%)	1.081(c)	11/15/31	EUR	65,750	63,397,972
Series 02A, Class A3, 144A	1.500	11/15/31	EUR	14,500	13,692,170
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2016-07A, Class A1R2, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	4.143(c)	11/27/31		76,713	74,528,664
Aurium CLO DAC (Ireland),
Series 02A, Class A1RR, 144A, 3 Month EURIBOR + 0.930% (Cap N/A, Floor 0.930%)	2.030(c)	06/22/34	EUR	52,000	48,821,611
Series 02A, Class A2RR, 144A, 3 Month EURIBOR + 1.180% (Cap 3.280%, Floor 1.180%)	2.280(c)	06/22/34	EUR	22,500	20,609,901
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)	5.285(c)	04/23/31		9,500	9,273,098
Series 2019-03A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	5.438(c)	10/21/34		141,000	135,185,611
Bain Capital Euro CLO Ltd. (Ireland),
Series 2018-01A, Class A, 144A, 3 Month EURIBOR + 0.780% (Cap N/A, Floor 0.780%)	2.236(c)	04/20/32	EUR	89,950	86,672,120
Series 2021-01A, Class A, 144A, 3 Month EURIBOR + 0.880% (Cap N/A, Floor 0.880%)	2.258(c)	07/15/34	EUR	47,750	44,381,432
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)	5.089(c)	10/15/33		51,925	50,305,028

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Barings Loan Partners CLO Ltd. (Cayman Islands),
Series LP-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	5.343%(c)	01/20/34		173,400	$166,597,969
Battalion CLO Ltd. (Cayman Islands),
Series 2017-11A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	5.475(c)	04/24/34		114,000	108,423,553
Series 2019-16A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	5.363(c)	12/19/32		92,500	89,167,132
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2020-21A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	5.249(c)	10/15/34		73,525	70,291,576
Blackrock European CLO Designated Activity Co. (Ireland),
Series 03A, Class AR, 144A, 3 Month EURIBOR + 0.880% (Cap N/A, Floor 0.880%)	2.338(c)	07/19/35	EUR	105,500	98,035,509
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	4.104(c)	08/20/32		113,000	108,987,347
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)	1.978(c)	04/15/31	EUR	47,051	44,843,035
Bosphorus CLO DAC (Ireland),
Series 06A, Class A, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)	1.318(c)	05/25/34	EUR	123,800	116,214,955
Broad River BSL Funding CLO Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	5.413(c)	07/20/34		19,410	18,535,475
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
(original cost $51,300,000; purchased 06/11/21)(f)	5.179(c)	04/15/32		51,300	49,954,478
Carlyle Euro CLO DAC (Ireland),
Series 2019-01A, Class A1R, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	1.750(c)	03/15/32	EUR	172,250	163,810,702
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)	5.408(c)	07/27/31		2,480	2,420,732
Series 2015-05A, Class A1RR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	5.323(c)	01/20/32		66,250	64,529,766

See Notes to Financial Statements.

PGIM Total Return Bond Fund    17

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Carlyle Global Market Strategies Euro CLO Ltd. (Ireland),
Series 2014-03A, Class AA1R, 144A, 3 Month EURIBOR + 0.730% (Cap N/A, Floor 0.730%)	2.273%(c)	01/25/32	EUR	24,991	$24,174,478
Carlyle US CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 0.000%)	5.263(c)	04/20/31		6,750	6,588,279
Series 2019-01A, Class A1AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	5.323(c)	04/20/31		41,500	40,099,699
Series 2021-05A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	5.363(c)	07/20/34		170,500	163,680,000
Series 2021-11A, Class A, 144A, 3 Month LIBOR + 1.095% (Cap N/A, Floor 1.095%)	5.453(c)	01/25/33		160,750	154,550,982
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	5.423(c)	01/20/35		72,425	69,818,243
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	5.423(c)	07/20/34		89,850	86,219,099
CIFC European Funding CLO DAC (Ireland),
Series 03A, Class A, 144A, 3 Month EURIBOR + 1.050% (Cap N/A, Floor 1.050%)	2.428(c)	01/15/34	EUR	68,500	64,965,319
CIFC Funding Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)	5.283(c)	04/20/31		8,500	8,275,331
Series 2021-05A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	5.219(c)	07/15/34		61,250	58,542,805
Crestline Denali CLO Ltd. (Cayman Islands),
Series 2018-01A, Class AR, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 1.060%)	5.139(c)	10/15/31		107,000	103,650,739
Crown City CLO (Cayman Islands),
Series 2020-01A, Class A1AR, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)	5.433(c)	07/20/34		59,500	56,626,406
Crown Point CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	5.199(c)	01/17/34		102,500	98,218,944
CVC Cordatus Loan Fund DAC (Ireland),
Series 03A, Class A2RR, 144A	1.750	08/15/32	EUR	5,300	4,995,220
Series 07A, Class ARR, 144A, 3 Month EURIBOR + 0.630% (Cap N/A, Floor 0.630%)	1.630(c)	09/15/31	EUR	110,885	105,940,874
Series 12A, Class A1R, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	2.252(c)	01/23/32	EUR	236,250	225,362,590
Series 12A, Class B2R, 144A	2.100	01/23/32	EUR	15,000	12,810,791

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
CVC Cordatus Loan Fund DAC (Ireland), (cont’d.)
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)	1.241%(c)	05/22/32	EUR	53,500	$51,116,146
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month SOFR + 1.492% (Cap N/A, Floor 0.000%)	5.355(c)	10/15/29		25,209	24,797,792
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	5.359(c)	07/15/29		8,294	8,166,892
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	5.199(c)	07/15/31		102,600	99,802,724
Series 2021-13A, Class A1, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)	5.269(c)	07/15/34		45,100	42,914,346
Series 2021-14A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	5.443(c)	10/20/34		88,000	84,542,577
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	5.393(c)	04/20/34		112,250	107,662,488
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)	5.089(c)	04/15/31		121,700	118,546,364
Series 2018-01A, Class B, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	5.479(c)	04/15/31		10,000	9,375,509
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	5.357(c)	04/26/31		57,750	56,255,667
Henley CLO DAC (Ireland),
Series 3A, Class AR, 144A, 3 Month EURIBOR + 0.970% (Cap N/A, Floor 0.970%)	2.513(c)	12/25/35	EUR	43,250	40,170,008
HPC Investment Partners CLO,
Series 2013-02RR, Class A1A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 0.000%)	5.403(c)	10/20/29		13,782	13,548,783
Series 2013-02RR, Class A2, 144A, 3 Month LIBOR + 1.625% (Cap N/A, Floor 0.000%)	5.868(c)	10/20/29		1,025	978,697
HPS Loan Management Ltd. (Cayman Islands),
Series 11A-17, Class AR, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	3.883(c)	05/06/30		121,590	119,550,108
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)	3.832(c)	02/05/31		14,402	14,091,341
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 0.000%)	5.418(c)	10/20/31		147,537	143,506,690

See Notes to Financial Statements.

PGIM Total Return Bond Fund    19

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Jubilee CLO Ltd. (Ireland),
Series 2013-10A, Class A1RR, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)	2.208%(c)	07/15/34	EUR	21,317	$19,846,586
Series 2013-10A, Class A2RR, 144A, 3 Month EURIBOR + 1.000% (Cap 3.100%, Floor 1.000%)	2.378(c)	07/15/34	EUR	30,000	27,245,528
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	5.259(c)	01/15/31		1,400	1,375,114
Series 33A, Class A, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	5.413(c)	07/20/34		89,750	85,931,335
Logan CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	5.403(c)	07/20/34		112,750	108,837,192
Madison Park Euro Funding DAC (Ireland),
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.800% (Cap N/A, Floor 0.800%)	2.178(c)	07/15/32	EUR	94,380	89,952,433
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-18A, Class ARR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)	5.218(c)	10/21/30		19,509	19,023,760
Series 2015-19A, Class A1R2, 144A, 3 Month LIBOR + 0.920% (Cap N/A, Floor 0.920%)	5.245(c)	01/22/28		3,671	3,602,150
Series 2016-21A, Class AARR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	5.159(c)	10/15/32		186,000	179,541,987
Series 2021-38A, Class A, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	5.199(c)	07/17/34		94,500	90,683,088
Series 2021-59A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	5.334(c)	01/18/34		74,525	72,159,576
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	5.398(c)	04/21/31		38,539	37,266,755
Series 2014-03A, Class BR, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)	6.078(c)	04/21/31		17,500	16,217,701
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	5.393(c)	07/20/31		54,250	52,432,625
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	4.919(c)	10/12/30		122,408	120,197,924
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	5.329(c)	10/15/34		37,450	36,076,248

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Northwoods Capital Euro DAC (Ireland),
Series 2020-21A, Class A1R, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)	2.372%(c)	07/22/34	EUR	98,400	$91,703,762
Series 2020-21A, Class A2R, 144A, 3 Month EURIBOR + 1.150% (Cap 3.200%, Floor 1.150%)	2.652(c)	07/22/34	EUR	26,500	23,117,084
OAK Hill European Credit Partners DAC (Ireland),
Series 2017-06A, Class A1, 144A, 3 Month EURIBOR + 0.730% (Cap N/A, Floor 0.730%)	2.186(c)	01/20/32	EUR	30,370	29,169,851
Oaktree CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	5.435(c)	04/22/30		105,500	101,727,468
OZLM Ltd. (Cayman Islands),
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)	5.089(c)	07/17/29		53,740	52,939,429
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	5.665(c)	10/30/30		3,462	3,407,488
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	5.293(c)	04/20/31		94,500	91,883,796
OZLME DAC (Netherlands),
Series 03A, Class A1, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	1.203(c)	08/24/30	EUR	66,949	64,302,511
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1A4, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)	4.114(c)	05/21/34		144,500	138,720,000
Palmer Square European CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.930% (Cap N/A, Floor 0.930%)	2.308(c)	04/15/35	EUR	15,000	14,026,440
Series 2021-02A, Class A2, 144A, 3 Month EURIBOR + 1.300% (Cap 3.400%, Floor 1.300%)	2.678(c)	04/15/35	EUR	10,500	9,597,282
PPM CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	5.229(c)	07/15/31		69,700	67,729,874
Providus CLO DAC (Ireland),
Series 02A, Class AR, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	2.128(c)	07/15/31	EUR	203,900	195,261,616
Race Point CLO Ltd. (Cayman Islands),
Series 2013-08A, Class AR2, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)	4.024(c)	02/20/30		902	885,837

See Notes to Financial Statements.

PGIM Total Return Bond Fund    21

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	4.677%(c)	06/20/34		40,600	$38,993,166
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	5.423(c)	10/20/34		97,000	92,995,976
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)	5.533(c)	07/25/31		37,000	35,942,903
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	5.273(c)	04/20/31		64,325	62,994,472
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	3.963(c)	05/07/31		75,000	72,806,902
Series 2017-10A, Class BR, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	5.793(c)	04/20/29		33,250	31,581,505
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	5.468(c)	04/25/31		2,850	2,782,764
Sound Point CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1R, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)	5.223(c)	10/20/30		4,000	3,914,699
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	5.323(c)	01/20/32		21,830	21,216,455
St. Pauls CLO DAC (Ireland),
Series 02A, Class AR4, 144A, 3 Month EURIBOR + 0.980% (Cap N/A, Floor 0.980%)	2.523(c)	10/25/35	EUR	34,750	32,241,903
St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)	2.373(c)	04/25/30	EUR	104,252	100,868,833
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)	1.101(c)	02/20/30	EUR	112,412	108,493,390
Series 07A, Class ARR, 144A, 3 Month EURIBOR + 0.890% (Cap N/A, Floor 0.890%)	2.293(c)	07/18/34	EUR	90,050	84,114,746
Symphony CLO Ltd. (Cayman Islands),
Series 2016-18A, Class A1RR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	5.425(c)	07/23/33		121,000	116,704,500
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	5.595(c)	10/29/34		141,000	134,246,001

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
TCW CLO Ltd. (Cayman Islands), (cont’d.)
Series 2020-01A, Class A1RR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	5.403%(c)	04/20/34		47,500	$45,742,557
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	5.319(c)	01/17/30		72,290	70,980,789
TIAA CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)	5.443(c)	07/20/31		3,250	3,145,977
TICP CLO Ltd. (Cayman Islands),
Series 2018-IA, Class A1, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.830%)	5.157(c)	04/26/28		11,329	11,184,441
Tikehau CLO BV (Ireland),
Series 04A, Class A1, 144A, 3 Month EURIBOR + 0.900% (Cap N/A, Floor 0.900%)	2.278(c)	10/15/31	EUR	50,700	48,811,710
Toro European CLO DAC (Ireland),
Series 02A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)	2.533(c)	07/25/34	EUR	98,050	92,034,170
Series 03A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)	2.368(c)	07/15/34	EUR	115,250	107,951,078
Trimaran Cavu Ltd.,
Series 2019-01A, Class B, 144A, 3 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)	6.443(c)	07/20/32		33,500	32,598,880
Trinitas CLO Ltd. (Cayman Islands),
Series 2018-08A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	5.343(c)	07/20/31		70,000	68,084,198
Vendome Funding CLO Ltd. (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.950% (Cap N/A, Floor 0.950%)	2.406(c)	07/20/34	EUR	61,900	58,006,304
Series 01A, Class A2R, 144A, 3 Month EURIBOR + 1.300% (Cap 3.400%, Floor 1.300%)	2.756(c)	07/20/34	EUR	24,000	22,063,966
Venture CLO Ltd. (Cayman Islands),
Series 2014-19A, Class ARR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 1.260%)	5.339(c)	01/15/32		38,750	37,615,322
Series 2018-32A, Class A1, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	5.294(c)	07/18/31		38,373	37,189,852
Vibrant CLO Ltd. (Cayman Islands),
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	5.363(c)	07/20/31		195,000	188,949,072
Voya CLO Ltd. (Cayman Islands),
Series 2019-03A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	5.159(c)	10/17/32		139,500	134,663,926

See Notes to Financial Statements.

PGIM Total Return Bond Fund    23

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Voya CLO Ltd. (Cayman Islands), (cont’d.)
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	5.387%(c)	07/19/34		121,000	$115,749,931
Voya Euro CLO DAC (Ireland),
Series 01A, Class A, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	2.128(c)	10/15/30	EUR	64,972	62,436,009
Series 04A, Class AR, 144A, 3 Month EURIBOR + 0.970% (Cap N/A, Floor 0.970%)	2.348(c)	10/15/34	EUR	81,870	75,974,094
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	5.369(c)	04/15/30		58,188	57,083,811
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)	5.029(c)	04/15/29		26,731	26,252,868
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	5.443(c)	07/20/31		141,173	136,858,656

					8,381,120,989

Consumer Loans 0.7%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A	2.509	10/20/39	CAD	20,600	14,155,762
Lending Funding Trust,
Series 2020-02A, Class A, 144A	2.320	04/21/31		15,900	13,687,548
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A	2.780	04/20/28		42,313	40,927,861
Series 2021-01A, Class C, 144A	3.410	11/20/31		1,300	1,005,956
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A	2.960	07/20/32		17,105	16,838,028
Series 2020-AA, Class A, 144A	2.190	08/21/34		25,800	24,477,639
OneMain Financial Issuance Trust,
Series 2020-01A, Class A, 144A	3.840	05/14/32		10,924	10,787,935
Series 2020-02A, Class A, 144A	1.750	09/14/35		68,400	59,136,978
Oportun Funding LLC,
Series 2020-01, Class C, 144A	5.660	05/15/24		2,053	2,050,109
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A	3.080	08/08/25		46,016	44,699,760
Series 2019-A, Class C, 144A	4.750	08/08/25		12,602	12,106,429
Series 2019-A, Class D, 144A	6.220	08/08/25		4,290	3,966,089
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A	1.210	03/08/28		36,300	33,094,993
Series 2021-A, Class D, 144A	5.400	03/08/28		1,500	1,291,187

					278,226,274

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans 0.0%
ABFC Trust,
Series 2003-OPT01, Class A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)	4.226%(c)	04/25/33	2,173	$2,078,691
Accredited Mortgage Loan Trust,
Series 2004-04, Class A2D, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)	4.286(c)	01/25/35	182	173,659
ACE Securities Corp. Home Equity Loan Trust,
Series 2003-HE01, Class M1, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.975%)	4.561(c)	11/25/33	393	369,091
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-11, Class AV2, 1 Month LIBOR + 0.740% (Cap N/A, Floor 0.740%)	4.326(c)	12/25/33	727	679,923
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-W10, Class M2, 1 Month LIBOR + 2.475% (Cap N/A, Floor 2.475%)	3.744(c)	01/25/34	25	24,797
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE09, Class M1, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.975%)	4.236(c)	12/25/34	1,318	1,228,704
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-HE08, Class M1, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.975%)	4.561(c)	09/25/34	206	196,061
Bear Stearns Asset-Backed Securities Trust,
Series 2002-02, Class A2, 1 Month LIBOR + 1.200% (Cap 11.000%, Floor 1.200%)	4.786(c)	10/25/32	18	17,339
CDC Mortgage Capital Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	4.636(c)	11/25/33	274	266,812
Floating Rate Mortgage Pass-Through Certificates,
Series 2001-02, Class M3, 1 Month LIBOR + 2.925% (Cap N/A, Floor 2.925%)	6.511(c)	10/25/31	41	39,572
GSAA Trust,
Series 2006-07, Class AF2	5.995(cc)	03/25/46	621	256,546
Home Equity Asset Trust,
Series 2003-03, Class M1, 1 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)	4.876(c)	08/25/33	496	478,069
Series 2004-07, Class M1, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.930%)	4.516(c)	01/25/35	50	49,669

See Notes to Financial Statements.

PGIM Total Return Bond Fund    25

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)

Merrill Lynch Mortgage Investors Trust,
Series 2003-OPT01, Class A3, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)	4.306%(c)	07/25/34	203	$198,314
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC05, Class M1, 1 Month LIBOR + 1.275% (Cap N/A, Floor 1.275%)	4.861(c)	04/25/33	669	663,913
Series 2004-HE03, Class A4, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)	4.386(c)	03/25/34	483	431,928
Series 2004-HE08, Class A7, 1 Month LIBOR + 1.060% (Cap N/A, Floor 1.060%)	4.646(c)	09/25/34	663	584,585
New Century Home Equity Loan Trust,
Series 2003-A, Class A, 144A, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)	3.789(c)	10/25/33	1,053	971,780
Series 2004-01, Class M1, 1 Month LIBOR + 0.885% (Cap 11.500%, Floor 0.885%)	4.471(c)	05/25/34	320	301,176

				9,010,629

Other 0.6%
Loandepot GMSR Master Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	6.212(c)	10/16/23	29,500	27,208,240
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	5.936(c)	04/25/23	71,300	67,817,658
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	6.386(c)	06/25/24	132,480	123,070,939

				218,096,837

Residential Mortgage-Backed Securities 0.5%
Chase Funding Trust,
Series 2002-02, Class 1A5	6.333	04/25/32	69	68,364
Countrywide Asset-Backed Certificates,
Series 2003-BC05, Class 2A2, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)	4.286(c)	12/25/33	429	411,068
Series 2004-03, Class 3A3, 1 Month LIBOR + 0.760% (Cap N/A, Floor 0.760%)	4.346(c)	08/25/34	68	66,752
Countrywide Asset-Backed Certificates Trust,
Series 2004-04, Class 1A, 1 Month LIBOR + 0.420% (Cap N/A, Floor 0.420%)	4.006(c)	08/25/34	2,726	2,454,991

See Notes to Financial Statements.

    26

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)

Countrywide Asset-Backed Certificates Trust, (cont’d.)
Series 2004-06, Class 2A4, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	4.486%(c)	11/25/34		223	$209,878
Series 2004-06, Class 2A5, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)	4.366(c)	11/25/34		247	231,095
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	4.636(c)	11/25/34		498	488,811
Credit Suisse Mortgage Trust,
Series 2018-RPL04, 144A	3.903	07/25/50		18,717	16,019,991
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB08, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.795%)	3.700(c)	12/25/35		835	814,958
Encore Credit Receivables Trust,
Series 2005-01, Class M1, 1 Month LIBOR + 0.660% (Cap 12.000%, Floor 0.660%)	4.246(c)	07/25/35		4	4,443
GSAMP Trust,
Series 2004-AR01, Class M1, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.975%)	4.561(c)	06/25/34		1,702	1,675,303
Series 2005-HE03, Class M3, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	4.636(c)	06/25/35		514	510,957
Long Beach Mortgage Loan Trust,
Series 2004-02, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.795%)	4.381(c)	06/25/34		97	91,611
Series 2004-04, Class 1A1, 1 Month LIBOR + 0.560% (Cap N/A, Floor 0.560%)	4.146(c)	10/25/34		14	13,060
LSF11 Boson Investments Sarl (Compartment 2) (Spain),
Series 2021-NPLA, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.468(c)	11/25/60	EUR	40,430	37,676,734
Merrill Lynch Mortgage Investors Trust,
Series 2004-OPT01, Class A1A, 1 Month LIBOR + 0.520% (Cap N/A, Floor 0.520%)	4.106(c)	06/25/35		64	63,687
Series 2004-OPT01, Class A2A, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)	4.306(c)	06/25/35		341	333,796
Series 2004-WMC03, Class M2, 1 Month LIBOR + 1.845% (Cap N/A, Floor 1.845%)	5.431(c)	01/25/35		1,461	1,401,795
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000%	2.698(c)	09/27/75	EUR	59,656	56,177,859
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC02, Class M1, 1 Month LIBOR + 1.125% (Cap N/A, Floor 1.125%)	4.711(c)	06/25/34		575	540,666

See Notes to Financial Statements.

PGIM Total Return Bond Fund    27

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)

Structured Asset Investment Loan Trust,
Series 2003-BC07, Class 3A2, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	4.536%(c)	07/25/33		591		$566,476
Series 2003-BC08, Class 3A3, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	4.486(c)	08/25/33		28		28,298
Series 2003-BC10, Class A4, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	4.586(c)	10/25/33		233		231,214
Series 2004-BNC01, Class A2, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	4.084(c)	09/25/34		780		728,513
Series 2004-BNC01, Class A4, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)	4.024(c)	09/25/34		549		521,875
Series 2005-06, Class M2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)	4.366(c)	07/25/35		23		23,445
TFS (Spain),
Series 2018-03, Class A1^	0.000(s)	04/16/40	EUR	—(r	)	67,206
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%^	3.845(c)	04/16/23	EUR	58,167		54,666,473

						176,089,319

Small Business Loan 0.0%
Small Business Administration Participation Certificates,
Series 2003-20I, Class 1	5.130	09/01/23		1		1,329

Student Loans 0.3%
Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A	0.000	02/25/43		82,210		19,968,028
Series 2018-C, Class A, 144A	0.000(cc)	08/25/43		23,753		21,839,527
Series 2018-D, Class A, 144A	0.000(cc)	11/25/43		27,907		25,900,096
Series 2019-A, Class R, 144A	0.000	10/25/48		44,286		10,431,561
Navient Private Education Refi Loan Trust,
Series 2020-GA, Class B, 144A	2.500	09/16/69		6,200		4,533,519

See Notes to Financial Statements.

    28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Student Loans (cont’d.)

SoFi RR Funding II Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	4.334%(c)	11/29/24	16,368	$16,367,328
SoFi RR Funding III Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	4.334(c)	11/29/24	29,401	29,400,142

				128,440,201

TOTAL ASSET-BACKED SECURITIES (cost $10,576,318,067)				9,560,158,575

COMMERCIAL MORTGAGE-BACKED SECURITIES 11.5%
20 Times Square Trust,
Series 2018-20TS, Class G, 144A (original cost $35,678,061; purchased 05/09/18)(f)	3.100(cc)	05/15/35	39,245	30,851,111
Series 2018-20TS, Class H, 144A (original cost $35,625,556; purchased 05/09/18)(f)	3.100(cc)	05/15/35	40,253	29,426,820
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class B, 144A	4.206(cc)	05/15/49	7,683	6,910,176
BANK,
Series 2019-BN20, Class A2	2.758	09/15/62	50,986	42,631,993
Series 2019-BN21, Class A3	2.458	10/17/52	4,805	4,638,162
Series 2019-BN21, Class XB, IO	0.360(cc)	10/17/52	206,158	4,434,479
Series 2019-BN24, Class A2	2.707	11/15/62	70,000	58,014,845
Series 2020-BN29, Class A3	1.742	11/15/53	37,450	28,150,427
Bank of America Merrill Lynch Commercial Mortgage Trust,
Series 2016-UB10, Class A3	2.903	07/15/49	2,237	2,042,843
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class A, 144A	2.937	08/14/36	17,450	15,123,289
Series 2016-ETC, Class B, 144A	3.189	08/14/36	6,970	5,903,180
Series 2016-ETC, Class C, 144A	3.391	08/14/36	5,770	4,723,422
Series 2016-ETC, Class D, 144A	3.609(cc)	08/14/36	21,720	17,137,369
Series 2016-ETC, Class E, 144A	3.609(cc)	08/14/36	13,900	10,329,214
Series 2018-CHRS, Class D, 144A	4.267(cc)	08/05/38	19,295	14,705,530
Series 2019-C03, Class A3	3.319	05/15/52	30,000	26,070,762
Series 2020-BID, Class A, 144A, 1 Month LIBOR + 2.140% (Cap N/A, Floor 2.140%)	5.552(c)	10/15/37	35,000	34,267,971
Series 2020-C08, Class XB, IO	1.022(cc)	10/15/53	119,592	8,182,808
BBCCRE Trust,
Series 2015-GTP, Class A, 144A	3.966	08/10/33	16,700	15,454,287

See Notes to Financial Statements.

PGIM Total Return Bond Fund    29

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Benchmark Mortgage Trust,
Series 2019-B10, Class A3	3.455%	03/15/62	40,000	$35,238,936
Series 2019-B11, Class A4	3.281	05/15/52	61,825	53,844,610
Series 2019-B12, Class A4	2.859	08/15/52	81,000	68,563,066
Series 2019-B13, Class A3	2.701	08/15/57	38,700	31,879,613
Series 2019-B14, Class A3	3.090	12/15/62	48,180	43,305,090
Series 2019-B14, Class A4	2.795	12/15/62	57,600	47,997,256
Series 2020-B17, Class A4	2.042	03/15/53	95,550	74,957,074
Series 2020-B21, Class A4	1.704	12/17/53	37,450	28,442,234
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	5.412(c)	10/15/36	46,300	44,319,164
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	5.712(c)	10/15/36	90,857	86,306,888
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A4	2.624	11/15/52	13,675	11,215,334
CCUBS Commercial Mortgage Trust,
Series 2017-C01, Class A3	3.283(cc)	11/15/50	37,610	33,681,568
CD Mortgage Trust,
Series 2017-CD04, Class A3	3.248	05/10/50	55,314	49,800,589
Series 2017-CD06, Class A4	3.190	11/13/50	91,000	82,545,700
Series 2018-CD07, Class A3	4.013	08/15/51	27,250	24,786,813
CF Mortgage Trust,
Series 2020-P01, Class A1, 144A	2.840(cc)	04/15/25	23,357	21,913,603
CFK Trust,
Series 2019-FAX, Class A, 144A	4.075	01/15/39	14,250	12,851,685
Series 2019-FAX, Class B, 144A	4.362	01/15/39	21,052	18,591,655
CG-CCRE Commercial Mortgage Trust,
Series 2014-FL02, Class A, 144A, 1 Month LIBOR + 1.854% (Cap N/A, Floor 1.854%)	5.266(c)	11/15/31	1,812	1,751,102
CGMS Commercial Mortgage Trust,
Series 2017-B01, Class A3	3.197	08/15/50	19,717	17,532,245
Citigroup Commercial Mortgage Trust,
Series 2015-P01, Class XB, IO	0.053(cc)	09/15/48	58,898	75,154
Series 2017-C04, Class A3	3.209	10/12/50	90,000	80,876,295
Series 2017-P07, Class A3	3.442	04/14/50	30,327	27,684,423
Series 2019-GC41, Class A4	2.620	08/10/56	105,000	86,845,846
Series 2019-SMRT, Class D, 144A	4.745(cc)	01/10/36	11,000	10,512,053
Series 2020-GC46, Class A4	2.477	02/15/53	90,000	72,989,865
CityLine Commercial Mortgage Trust,
Series 2016-CLNE, Class B, 144A	2.778(cc)	11/10/31	40,376	38,392,779
Series 2016-CLNE, Class C, 144A	2.778(cc)	11/10/31	15,000	14,166,226

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)	6.178%(c)	11/15/37	53,917	$51,211,695
Commercial Mortgage Trust,
Series 2013-LC06, Class XA, IO	1.147(cc)	01/10/46	7,945	79
Series 2014-UBS03, Class A3	3.546	06/10/47	11,936	11,526,708
Series 2014-UBS04, Class A4	3.420	08/10/47	10,300	9,892,163
Series 2014-UBS06, Class A4	3.378	12/10/47	12,097	11,497,704
Series 2017-COR02, Class A2	3.239	09/10/50	99,501	90,071,910
Series 2018-COR03, Class A2	3.961	05/10/51	55,000	49,946,704
Series 2019-GC44, Class A4	2.698	08/15/57	34,500	28,283,103
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	5.562(c)	05/15/36	126,856	121,773,032
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A	3.953	09/15/37	99,640	89,583,424
Series 2016-NXSR, Class A4	3.795(cc)	12/15/49	13,245	12,252,115
CSAIL Commercial Mortgage Trust,
Series 2015-C03, Class XB, IO	0.250	08/15/48	86,961	482,747
Series 2018-CX11, Class A3	4.095	04/15/51	20,394	19,942,751
Series 2019-C16, Class A2	3.067	06/15/52	38,000	32,737,008
Series 2019-C17, Class A4	2.763	09/15/52	37,150	30,823,232
DBGS Mortgage Trust,
Series 2018-BIOD, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	5.314(c)	05/15/35	3,882	3,672,242
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A	3.808(cc)	12/10/36	23,960	19,851,912
Series 2016-85T, Class E, 144A	3.808(cc)	12/10/36	22,177	17,629,897
Deutsche Bank Commercial Mortgage Trust,
Series 2017-C06, Class A4	3.071	06/10/50	46,475	41,944,217
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class C, 144A	3.555(cc)	09/10/35	30,650	27,217,880
FHLMC Multifamily Structured Pass-Through Certificates,
Series K0026, Class X1, IO	0.877(cc)	11/25/22	19,094	191
Series K0027, Class X1, IO	0.695(cc)	01/25/23	137,212	17,289
Series K0038, Class X1, IO	1.082(cc)	03/25/24	137,906	1,521,781
Series K0043, Class X1, IO	0.511(cc)	12/25/24	71,561	677,213
Series K0044, Class X1, IO	0.739(cc)	01/25/25	333,050	4,432,459
Series K0052, Class X1, IO	0.638(cc)	11/25/25	285,930	4,409,591
Series K0053, Class X1, IO	0.878(cc)	12/25/25	132,646	2,904,479
Series K0055, Class X1, IO	1.347(cc)	03/25/26	261,166	9,492,557
Series K0058, Class XAM, IO	0.814(cc)	08/25/26	59,334	1,609,340
Series K0069, Class X1, IO	0.350(cc)	09/25/27	525,754	7,789,105

See Notes to Financial Statements.

PGIM Total Return Bond Fund    31

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates, (cont’d.)
Series K0087, Class X1, IO	0.363%(cc)	12/25/28	420,837	$8,027,089
Series K0090, Class X1, IO	0.708(cc)	02/25/29	459,562	16,921,627
Series K0091, Class X1, IO	0.560(cc)	03/25/29	553,196	16,329,343
Series K0092, Class XAM, IO	0.982(cc)	04/25/29	53,046	2,850,114
Series K0093, Class X1, IO	0.952(cc)	05/25/29	407,669	19,764,098
Series K0095, Class X1, IO	0.950(cc)	06/25/29	519,691	25,558,468
Series K0096, Class X1, IO	1.127(cc)	07/25/29	238,336	14,058,021
Series K0096, Class XAM, IO	1.393(cc)	07/25/29	56,489	4,247,476
Series K0097, Class X1, IO	1.091(cc)	07/25/29	528,466	30,526,502
Series K0101, Class X1, IO	0.836(cc)	10/25/29	468,487	21,338,155
Series K0108, Class X1, IO	1.691(cc)	03/25/30	327,454	31,192,213
Series K0114, Class X1, IO	1.117(cc)	06/25/30	257,106	16,780,395
Series K0735, Class X1, IO	0.957(cc)	05/25/26	259,470	7,032,541
Series K1513, Class X1, IO	0.860(cc)	08/25/34	334,409	21,243,646
Series Q001, Class XA, IO	2.118(cc)	02/25/32	25,740	2,122,012
Series Q002, Class XA, IO	1.031(cc)	07/25/33	33,338	1,669,327
FREMF Mortgage Trust,
Series 2013-K27, Class X2A, IO, 144A	0.100	01/25/46	684,860	10,889
Series 2013-K32, Class X2A, IO, 144A	0.100	10/25/46	1,020,293	440,256
Greystone Commercial Capital Trust,
Series 2021-03, Class A, 144A, 1 Month LIBOR + 2.230% (Cap N/A, Floor 2.230%)	5.642(c)	08/01/23	174,000	171,178,433
GS Mortgage Securities Trust,
Series 2013-GC16, Class XA, IO	0.997(cc)	11/10/46	22,410	141,429
Series 2014-GC22, Class XB, IO	0.296(cc)	06/10/47	37,110	189,747
Series 2015-GC32, Class XB, IO	0.010(cc)	07/10/48	60,188	13,097
Series 2019-GC39, Class A3	3.307	05/10/52	73,000	63,983,719
Series 2019-GC40, Class A3	2.904	07/10/52	50,000	42,530,060
Series 2019-GSA01, Class A2	2.613	11/10/52	16,000	14,019,526
Series 2019-GSA01, Class A3	2.794	11/10/52	42,000	34,930,022
Houston Galleria Mall Trust,
Series 2015-HGLR, Class XCP, IO, 144A	0.195(cc)	03/05/23	525,000	334,320
IMT Trust,
Series 2017-APTS, Class AFX, 144A	3.478	06/15/34	7,630	7,251,981
Independence Plaza Trust,
Series 2018-INDP, Class E, 144A	4.996	07/10/35	15,550	13,633,086
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C23, Class XA, IO	0.597(cc)	09/15/47	44,395	363,675
Series 2014-C24, Class A3	3.098	11/15/47	8,040	7,656,245
Series 2014-C25, Class A4A1	3.408	11/15/47	3,753	3,576,022
Series 2014-C26, Class A3	3.231	01/15/48	8,506	8,091,854
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class A4	3.195	09/15/50	70,600	62,667,264

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMCC Commercial Mortgage Securities Trust, (cont’d.)
Series 2019-COR04, Class A3	3.763%	03/10/52	31,250	$28,269,734
Series 2019-COR04, Class A4	3.758	03/10/52	31,675	28,216,695
Series 2019-COR05, Class A3	3.123	06/13/52	38,600	33,357,776
Series 2019-COR05, Class XB, IO	0.953(cc)	06/13/52	65,497	3,298,232
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C05, Class A4	3.414	03/15/50	26,127	23,926,487
Series 2017-C07, Class A4	3.147	10/15/50	70,000	62,494,446
Series 2019-COR06, Class A3	2.795	11/13/52	80,750	67,526,864
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP03, Class A4	2.627	08/15/49	29,771	26,609,958
LSTAR Commercial Mortgage Trust,
Series 2017-05, Class A4, 144A	3.390	03/10/50	8,500	8,153,097
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C09, Class A3	2.834	05/15/46	364	360,843
Series 2016-C31, Class A5	3.102	11/15/49	11,509	10,385,513
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A4	3.809	12/15/48	13,800	12,904,987
Series 2017-H01, Class A4	3.259	06/15/50	51,175	46,247,569
Series 2018-H03, Class A4	3.914	07/15/51	8,100	7,385,540
Series 2018-H04, Class A3	4.043	12/15/51	33,525	30,600,272
Series 2018-H04, Class A4	4.310	12/15/51	14,120	12,959,407
Series 2019-H06, Class A3	3.158	06/15/52	47,750	40,795,805
Series 2019-H07, Class A3	3.005	07/15/52	72,600	61,013,991
Series 2019-L02, Class A3	3.806	03/15/52	41,900	37,435,890
Series 2019-L03, Class A3	2.874	11/15/52	40,500	33,536,641
Series 2019-MEAD, Class E, 144A	3.177(cc)	11/10/36	25,000	20,593,267
Olympic Tower Mortgage Trust,
Series 2017-OT, Class C, 144A	3.945(cc)	05/10/39	21,000	17,497,830
SG Commercial Mortgage Securities Trust,
Series 2019-PREZ, Class A, 144A	3.021	09/15/39	35,000	28,637,339
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A	3.126	07/05/36	20,955	17,852,202
SREIT Trust,
Series 2021-MFP, Class F, 144A, 1 Month LIBOR + 2.625% (Cap N/A, Floor 2.625%)	6.037(c)	11/15/38	75,000	68,803,005
UBS Commercial Mortgage Trust,
Series 2017-C02, Class A3	3.225	08/15/50	44,076	39,646,091
Series 2017-C03, Class A3	3.167	08/15/50	38,800	35,498,349
Series 2017-C05, Class A4	3.212	11/15/50	32,275	29,219,293
Series 2017-C06, Class A4	3.320	12/15/50	50,000	45,627,785
Series 2018-C10, Class A3	4.048	05/15/51	69,500	63,541,772

See Notes to Financial Statements.

PGIM Total Return Bond Fund    33

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
UBS Commercial Mortgage Trust, (cont’d.)
Series 2018-C11, Class A4 (original cost $40,400,000; purchased 06/28/18)(f)	3.977%	06/15/51	40,000	$36,817,848
Series 2018-C15, Class A3	4.075	12/15/51	38,319	34,647,720
Series 2019-C16, Class A3	3.344	04/15/52	31,500	27,325,548
Series 2019-C16, Class XB, IO	0.898(cc)	04/15/52	96,253	4,568,119
Series 2019-C17, Class A3	2.669	10/15/52	80,675	66,566,185
Series 2019-C18, Class A3	2.782	12/15/52	22,850	18,935,585
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class XA, IO, 144A	0.956(cc)	03/10/46	4,512	45
Series 2013-C05, Class XB, IO, 144A	0.527(cc)	03/10/46	96,528	4,740
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4	3.548	08/15/50	3,817	3,704,042
Series 2016-C34, Class XB, IO	0.978(cc)	06/15/49	36,018	1,040,135
Series 2016-C35, Class XB, IO	0.935(cc)	07/15/48	55,952	1,603,892
Series 2017-C39, Class A4	3.157	09/15/50	20,000	17,919,146
Series 2018-C43, Class A4	4.012(cc)	03/15/51	1,000	916,772
Series 2018-C44, Class A4	3.948	05/15/51	70,885	64,349,041
Series 2018-C45, Class A3	3.920	06/15/51	26,879	24,533,362
Series 2018-C47, Class A3	4.175	09/15/61	59,016	54,110,555
Series 2018-C48, Class A5	4.302	01/15/52	10,000	9,213,690
Series 2019-C50, Class A4	3.466	05/15/52	35,300	30,934,237
Series 2019-C52, Class A4	2.643	08/15/52	86,325	72,176,928
Series 2019-C53, Class A3	2.787	10/15/52	6,100	5,060,400
Series 2019-C54, Class A3	2.892	12/15/52	44,250	36,772,064
Series 2020-C55, Class A4	2.474	02/15/53	58,725	47,139,755

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $4,967,927,705)				4,354,669,223

CONVERTIBLE BOND 0.0%

Telecommunications

Digicel Group Holdings Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% or PIK N/A (cost $18,276)	7.000	11/17/22(oo)	113	7,900

CORPORATE BONDS 38.5%

Aerospace & Defense 1.1%

BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	3.000	09/15/50	10,325	6,262,270
Sr. Unsec’d. Notes, 144A	3.400	04/15/30	17,620	15,115,025

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)

Boeing Co. (The),
Sr. Unsec’d. Notes	3.200%	03/01/29	15,385	$12,821,253
Sr. Unsec’d. Notes	3.600	05/01/34	42,375	31,550,664
Sr. Unsec’d. Notes(a)	3.750	02/01/50	1,801	1,150,071
Sr. Unsec’d. Notes	3.900	05/01/49	10,270	6,623,016
Sr. Unsec’d. Notes	3.950	08/01/59	14,670	9,146,205
Sr. Unsec’d. Notes	5.705	05/01/40	12,000	10,437,498
Sr. Unsec’d. Notes	5.805	05/01/50	69,720	59,908,606
Sr. Unsec’d. Notes	5.930	05/01/60	58,280	49,296,337

Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(a)	6.000	02/15/28	36,550	32,483,813
Sr. Unsec’d. Notes, 144A(a)	7.125	06/15/26	14,345	13,607,954
Sr. Unsec’d. Notes, 144A(a)	7.500	12/01/24	42,642	42,599,358
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	41,472	40,684,861
Sr. Unsec’d. Notes, 144A(a)	7.875	04/15/27	67,181	63,714,460

General Dynamics Corp.,
Gtd. Notes	4.250	04/01/40	10,545	9,078,391

L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes	3.832	04/27/25	2,700	2,592,684

Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A	7.500	04/15/25	50	48,695
Sr. Sec’d. Notes(a)	3.850	06/15/26	6,000	5,365,480

TransDigm UK Holdings PLC,
Gtd. Notes	6.875	05/15/26	266	259,154
TransDigm, Inc.,
Gtd. Notes	6.375	06/15/26	50	48,165

				412,793,960

Agriculture 0.5%

Altria Group, Inc.,
Gtd. Notes	3.400	02/04/41	73,330	44,685,424
BAT Capital Corp. (United Kingdom),
Gtd. Notes	2.259	03/25/28	34,745	27,495,123
Gtd. Notes	3.557	08/15/27	43,207	37,817,502
Gtd. Notes	4.390	08/15/37	2,825	2,048,273
Gtd. Notes	4.700	04/02/27	3,555	3,309,364
BAT International Finance PLC (United Kingdom),
Gtd. Notes	1.668	03/25/26	14,740	12,668,775
Philip Morris International, Inc.,
Sr. Unsec’d. Notes(h)	2.100	05/01/30	30,645	23,394,362

See Notes to Financial Statements.

PGIM Total Return Bond Fund    35

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture (cont’d.)
Reynolds American, Inc. (United Kingdom),
Gtd. Notes	4.450%	06/12/25	21,633	$20,880,916
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750	02/01/29	28,375	24,844,491

				197,144,230

Airlines 0.4%

American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	01/15/27	3,398	2,891,922

American Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates	3.700	04/01/28	1,785	1,505,320
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates(a)	3.375	11/01/28	7,696	6,360,735
American Airlines 2015-2 Class AA Pass-Through Trust,
Pass-Through Certificates(a)	3.600	03/22/29	8,668	7,661,519
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	04/29/26	538	501,975
Delta Air Lines 2020-1 Class AA Pass-Through Trust,
Pass-Through Certificates(a)	2.000	12/10/29	26,993	22,804,283
Southwest Airlines Co.,
Sr. Unsec’d. Notes(a)	5.125	06/15/27	38,315	37,358,410
United Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.150	10/11/25	1,571	1,495,344
United Airlines 2015-1 Class AA Pass-Through Trust,
Pass-Through Certificates	3.450	06/01/29	7,894	6,894,976
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates	2.875	04/07/30	12,161	10,168,121
United Airlines 2018-1 Class AA Pass-Through Trust,
Pass-Through Certificates(a)	3.500	09/01/31	9,968	8,383,970
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates	2.700	11/01/33	9,046	7,165,253

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines (cont’d.)
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375%	04/15/26	34,860	$31,895,268
Sr. Sec’d. Notes, 144A	4.625	04/15/29	9,665	8,297,590
US Airways 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates(a)	4.625	12/03/26	1,120	1,010,834

				154,395,520

Apparel 0.0%

Michael Kors USA, Inc.,
Gtd. Notes, 144A	4.250	11/01/24	10,000	9,448,290
VF Corp.,
Sr. Unsec’d. Notes	2.400	04/23/25	10,000	9,264,000

				18,712,290

Auto Manufacturers 0.9%

Ford Motor Co.,
Sr. Unsec’d. Notes	3.250	02/12/32	1,055	792,231
Sr. Unsec’d. Notes	4.750	01/15/43	17,857	12,462,773
Sr. Unsec’d. Notes	5.291	12/08/46	13,906	10,293,261
Sr. Unsec’d. Notes	7.400	11/01/46	5,000	4,572,205

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.900	02/16/28	8,275	6,719,211
Sr. Unsec’d. Notes	3.350	11/01/22	16,355	16,355,000
Sr. Unsec’d. Notes	4.271	01/09/27	32,500	29,372,687
Sr. Unsec’d. Notes	5.584	03/18/24	493	487,014
Sr. Unsec’d. Notes, GMTN	4.389	01/08/26	225	208,324

General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	35,760	31,343,110
Sr. Unsec’d. Notes	6.600	04/01/36	7,295	6,875,695
Sr. Unsec’d. Notes	6.750	04/01/46	8,458	7,850,784
Sr. Unsec’d. Notes(a)	6.800	10/01/27	19,355	19,618,926

General Motors Financial Co., Inc.,
Gtd. Notes	3.850	01/05/28	20,453	18,016,721
Gtd. Notes	4.000	10/06/26	7,785	7,144,261
Gtd. Notes(a)	4.350	01/17/27	23,775	21,916,762
Sr. Unsec’d. Notes	1.700	08/18/23	28,995	28,068,672
Sr. Unsec’d. Notes(a)	2.350	01/08/31	84,135	61,715,608
Sr. Unsec’d. Notes	2.700	08/20/27	2,435	2,053,911
Sr. Unsec’d. Notes	2.900	02/26/25	46,895	43,762,496
Sr. Unsec’d. Notes	5.650	01/17/29	5,920	5,586,262

See Notes to Financial Statements.

PGIM Total Return Bond Fund    37

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, EMTN	3.500%(cc)	10/24/25	1,980	$1,882,299

				337,098,213

Auto Parts & Equipment 0.1%

Adient Global Holdings Ltd.,
Gtd. Notes, 144A(a)	4.875	08/15/26	4,025	3,592,313

American Axle & Manufacturing, Inc.,
Gtd. Notes(a)	6.250	03/15/26	2,140	2,033,008
Gtd. Notes(a)	6.500	04/01/27	26,197	24,179,852

Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A(a)	5.625	11/15/26	571	214,749

Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A(a)	5.750	04/15/25	5,513	5,347,610

Dana, Inc.,
Sr. Unsec’d. Notes	4.500	02/15/32	4,100	3,120,969
Sr. Unsec’d. Notes	5.625	06/15/28	50	45,236

Magna International, Inc. (Canada),
Sr. Unsec’d. Notes	3.625	06/15/24	3,587	3,499,204
Sr. Unsec’d. Notes	4.150	10/01/25	3,900	3,785,119

				45,818,060

Banks 11.3%

Banco de Credito del Peru (Peru),
Sr. Unsec’d. Notes, 144A	4.250	04/01/23	2,532	2,509,845

Banco Santander SA (Spain),
Sr. Unsec’d. Notes	1.849	03/25/26	12,800	10,896,763
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%	5.039(c)	04/12/23	3,400	3,395,661
Sub. Notes	2.749	12/03/30	6,400	4,462,574

Bank of America Corp.,
Jr. Sub. Notes, Series FF	5.875(ff)	03/15/28(oo)	31,720	27,312,063
Jr. Sub. Notes, Series MM	4.300(ff)	01/28/25(oo)	5,370	4,404,122
Sr. Unsec’d. Notes	2.592(ff)	04/29/31	11,505	9,094,606
Sr. Unsec’d. Notes	2.687(ff)	04/22/32	43,680	33,711,918
Sr. Unsec’d. Notes	2.972(ff)	02/04/33	16,200	12,552,993
Sr. Unsec’d. Notes	3.004(ff)	12/20/23	2,293	2,284,662
Sr. Unsec’d. Notes	3.366(ff)	01/23/26	36,535	34,427,167
Sr. Unsec’d. Notes, GMTN	3.593(ff)	07/21/28	77,865	69,799,299
Sr. Unsec’d. Notes, MTN	1.898(ff)	07/23/31	25,805	19,145,020
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31	219,885	172,621,577
Sr. Unsec’d. Notes, MTN	3.194(ff)	07/23/30	45,315	37,916,005

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Bank of America Corp., (cont’d.)
Sr. Unsec’d. Notes, MTN	3.550%(ff)	03/05/24	1,085	$1,075,849
Sr. Unsec’d. Notes, MTN	3.824(ff)	01/20/28	26,803	24,504,799
Sr. Unsec’d. Notes, MTN	3.974(ff)	02/07/30	14,865	13,153,478
Sr. Unsec’d. Notes, MTN(a)	4.083(ff)	03/20/51	50,309	37,343,289
Sr. Unsec’d. Notes, MTN	4.271(ff)	07/23/29	1,030	935,740
Sr. Unsec’d. Notes, MTN	4.330(ff)	03/15/50	89,558	69,589,308
Sr. Unsec’d. Notes, Series N	2.651(ff)	03/11/32	40,400	31,142,915
Sub. Notes, MTN	4.000	01/22/25	41,432	39,954,985
Sub. Notes, MTN	4.450	03/03/26	45,640	43,750,981
Bank Rakyat Indonesia Persero Tbk PT (Indonesia),
Sr. Unsec’d. Notes	3.950	03/28/24	1,000	967,610
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	2.645(ff)	06/24/31	10,250	7,485,688
Sr. Unsec’d. Notes	3.932(ff)	05/07/25	112,290	106,990,395
Sr. Unsec’d. Notes	5.501(ff)	08/09/28	12,710	11,726,396
Sr. Unsec’d. Notes	7.385(ff)	11/02/28	14,350	14,278,000
Sr. Unsec’d. Notes, MTN	4.972(ff)	05/16/29	4,210	3,727,712
Sub. Notes	4.836	05/09/28	12,120	10,242,811
Sub. Notes	5.088(ff)	06/20/30	18,170	15,234,335
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	1.323(ff)	01/13/27	80,445	67,703,139
Sr. Unsec’d. Notes, 144A	1.904(ff)	09/30/28	30,000	23,661,624
Sr. Unsec’d. Notes, 144A	2.871(ff)	04/19/32	10,000	7,366,255
Sr. Unsec’d. Notes, 144A	3.375	01/09/25	20,610	19,439,812
Sr. Unsec’d. Notes, 144A	4.400	08/14/28	4,458	3,950,264
Sr. Unsec’d. Notes, 144A, MTN	3.052(ff)	01/13/31	28,300	21,949,338
BPCE SA (France),
Sr. Unsec’d. Notes, 144A	1.652(ff)	10/06/26	30,045	25,773,457
Sr. Unsec’d. Notes, 144A	2.277(ff)	01/20/32	13,750	9,706,223
Sr. Unsec’d. Notes, 144A, MTN	3.250	01/11/28	20,350	17,792,416
Sr. Unsec’d. Notes, 144A, MTN	3.500	10/23/27	4,330	3,723,731
Sub. Notes, 144A, MTN	4.500	03/15/25	3,000	2,823,573
Sub. Notes, 144A, MTN	4.625	07/11/24	3,460	3,322,329
Sub. Notes, 144A, MTN	4.875	04/01/26	1,015	946,101
Sub. Notes, 144A, MTN	5.700	10/22/23	21,237	20,789,112
Citigroup, Inc.,
Jr. Sub. Notes	3.875(ff)	02/18/26(oo)	26,270	21,553,959
Jr. Sub. Notes, Series U	5.000(ff)	09/12/24(oo)	40,750	36,283,167
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)	48,265	38,673,873
Jr. Sub. Notes, Series W	4.000(ff)	12/10/25(oo)	31,420	26,487,415
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	181,110	144,050,718

See Notes to Financial Statements.

PGIM Total Return Bond Fund    39

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Citigroup, Inc., (cont’d.)
Sr. Unsec’d. Notes	3.200%	10/21/26		45,302	$41,294,060
Sr. Unsec’d. Notes	3.400	05/01/26		19,755	18,341,868
Sr. Unsec’d. Notes	3.520(ff)	10/27/28		24,020	21,264,435
Sr. Unsec’d. Notes	3.668(ff)	07/24/28		12,612	11,306,828
Sr. Unsec’d. Notes	3.700	01/12/26		21,145	19,879,924
Sr. Unsec’d. Notes(a)	3.785(ff)	03/17/33		63,929	52,897,178
Sr. Unsec’d. Notes(a)	3.887(ff)	01/10/28		1,700	1,556,822
Sr. Unsec’d. Notes	4.044(ff)	06/01/24		4,520	4,472,930
Sr. Unsec’d. Notes	5.316(ff)	03/26/41		47,128	41,915,340
Sub. Notes	4.300	11/20/26		705	665,254
Sub. Notes	4.400	06/10/25		22,485	21,777,138
Sub. Notes	4.450	09/29/27		470	437,936
Sub. Notes	4.750	05/18/46		42,640	33,018,261
Credit Agricole SA (France),
Jr. Sub. Notes	7.875(ff)	01/23/24(oo)		1,000	992,500
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, MTN	3.625	09/09/24		6,130	5,698,535
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes	3.750	03/26/25		3,590	3,225,120
Sr. Unsec’d. Notes	3.800	06/09/23		23,170	22,529,931
Sr. Unsec’d. Notes	4.550	04/17/26		4,065	3,557,875
Sr. Unsec’d. Notes, 144A	3.869(ff)	01/12/29		8,734	7,006,005
Sr. Unsec’d. Notes, 144A	4.194(ff)	04/01/31		25,500	19,757,923
Sr. Unsec’d. Notes, 144A	4.282	01/09/28		3,541	2,914,283
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A	1.621(ff)	09/11/26		60,295	51,508,101
Sr. Unsec’d. Notes, 144A	3.244(ff)	12/20/25		22,650	20,928,111
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	2.129(ff)	11/24/26		27,405	23,010,630
Sr. Unsec’d. Notes	3.950	02/27/23		9,250	9,174,317
Sr. Unsec’d. Notes	3.961(ff)	11/26/25		9,130	8,422,174
Sub. Notes	3.729(ff)	01/14/32		15,400	10,830,204
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes, 144A, MTN	3.125	09/06/23		10,000	9,865,769
Sr. Unsec’d. Notes, GMTN	2.868	09/05/23		10,000	9,845,340
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, EMTN	2.125	02/12/25	GBP	43,000	46,975,978
Discover Bank,
Sr. Unsec’d. Notes	3.450	07/27/26		6,525	5,855,463
Sr. Unsec’d. Notes	4.200	08/08/23		9,280	9,179,089
Sr. Unsec’d. Notes	4.250	03/13/26		675	628,674

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series O(a)	5.300%(ff)	11/10/26(oo)	7,450	$6,941,253
Jr. Sub. Notes, Series U	3.650(ff)	08/10/26(oo)	5,965	4,555,156
Sr. Unsec’d. Notes	1.431(ff)	03/09/27	15,995	13,687,532
Sr. Unsec’d. Notes	1.992(ff)	01/27/32	48,415	35,331,017
Sr. Unsec’d. Notes	2.615(ff)	04/22/32	54,500	41,638,181
Sr. Unsec’d. Notes	3.210(ff)	04/22/42	110,085	73,147,383
Sr. Unsec’d. Notes	3.272(ff)	09/29/25	24,791	23,498,991
Sr. Unsec’d. Notes(a)	3.500	01/23/25	24,530	23,479,097
Sr. Unsec’d. Notes	3.500	04/01/25	3,630	3,438,573
Sr. Unsec’d. Notes	3.750	02/25/26	31,393	29,496,865
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	16,800	14,906,105
Sr. Unsec’d. Notes	3.850	01/26/27	41,450	38,465,493
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	10,000	9,049,005
Sr. Unsec’d. Notes, EMTN	2.500(cc)	11/26/22	14,100	14,075,532
Sr. Unsec’d. Notes, EMTN	4.100(cc)	05/31/24	80,768	79,153,771
Sub. Notes	5.150	05/22/45	12,240	9,951,147
Sub. Notes	6.750	10/01/37	216	215,217

HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	1.645(ff)	04/18/26	4,200	3,663,821
Sr. Unsec’d. Notes	4.292(ff)	09/12/26	1,625	1,498,739
Sr. Unsec’d. Notes	4.583(ff)	06/19/29	9,365	8,132,898
Industrial & Commercial Bank of China Ltd. (China),
Sr. Unsec’d. Notes	2.957	11/08/22	3,000	2,998,800
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes	3.550	04/09/24	2,400	2,329,879
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series CC, 3 Month LIBOR + 2.580%(a)	7.020(c)	02/01/23(oo)	30,100	28,929,648
Jr. Sub. Notes, Series FF	5.000(ff)	08/01/24(oo)	29,225	26,749,563
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	75,829	67,325,286
Jr. Sub. Notes, Series II	4.000(ff)	04/01/25(oo)	89,955	75,041,048
Jr. Sub. Notes, Series KK	3.650(ff)	06/01/26(oo)	28,750	23,643,173
Sr. Unsec’d. Notes	1.953(ff)	02/04/32	2,845	2,086,706
Sr. Unsec’d. Notes	2.522(ff)	04/22/31	51,715	40,790,672
Sr. Unsec’d. Notes	2.545(ff)	11/08/32	105,105	79,425,902
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	100,670	81,510,015
Sr. Unsec’d. Notes(a)	2.950	10/01/26	10,055	9,186,819
Sr. Unsec’d. Notes	3.300	04/01/26	15,650	14,615,889
Sr. Unsec’d. Notes	3.328(ff)	04/22/52	23,755	15,373,197
Sr. Unsec’d. Notes	3.702(ff)	05/06/30	91,135	79,354,349

See Notes to Financial Statements.

PGIM Total Return Bond Fund    41

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co., (cont’d.)
Sr. Unsec’d. Notes	3.960%(ff)	01/29/27	7,250	$6,794,206
Sr. Unsec’d. Notes	3.964(ff)	11/15/48	7,285	5,343,064
Sr. Unsec’d. Notes	4.005(ff)	04/23/29	52,470	47,221,395
Sr. Unsec’d. Notes	4.493(ff)	03/24/31	129,210	116,962,337
Sr. Unsec’d. Notes	4.565(ff)	06/14/30	33,000	30,278,107
Sub. Notes	3.375	05/01/23	2,775	2,754,605
Sub. Notes	3.875	09/10/24	18,575	18,095,479
Kasikornbank PCL (Thailand),
Sub. Notes, EMTN	3.343(ff)	10/02/31	8,650	7,090,405
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes	3.750	01/11/27	16,495	14,741,359
Sr. Unsec’d. Notes	3.900	03/12/24	6,047	5,876,978

M&T Bank Corp.,
Sub. Notes	4.000	07/15/24	500	489,919

Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes	2.900	02/06/25	22,225	21,085,413
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes(a)	3.170	09/11/27	9,800	8,528,393
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32	450	333,884
Sr. Unsec’d. Notes, GMTN	2.699(ff)	01/22/31	124,435	99,698,345
Sr. Unsec’d. Notes, GMTN	3.700	10/23/24	4,690	4,547,403
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	50,085	44,681,347
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	10,525	9,597,034
Sr. Unsec’d. Notes, GMTN	5.597(ff)	03/24/51	118,348	109,673,395
Sr. Unsec’d. Notes, MTN	2.802(ff)	01/25/52	21,457	12,590,014
Sr. Unsec’d. Notes, MTN	3.125	07/27/26	49,095	44,800,003
Sr. Unsec’d. Notes, MTN	3.591(ff)	07/22/28	29,190	26,175,483
Sr. Unsec’d. Notes, MTN	3.971(ff)	07/22/38	12,045	9,479,674
Sub. Notes, GMTN	4.350	09/08/26	15,545	14,814,610
Sub. Notes, MTN	3.950	04/23/27	16,325	15,115,483
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes(a)	4.445(ff)	05/08/30	35,539	30,259,714
Sr. Unsec’d. Notes	4.519(ff)	06/25/24	25,400	25,028,548
Sr. Unsec’d. Notes	5.076(ff)	01/27/30	5,790	5,147,864
PNC Bank NA,
Sub. Notes(a)	4.050	07/26/28	1,200	1,090,218
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	2.854	11/09/22	1,600	1,599,308
Sr. Unsec’d. Notes(a)	3.450	04/23/29	19,895	17,472,713

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Rheinland-Pfalz Bank (Germany),
Sub. Notes	6.875%	02/23/28	7,600	$8,180,205
Sub. Notes, 144A	6.875	02/23/28	3,463	3,727,375
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	3.373(ff)	01/05/24	23,105	22,926,537
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	1.488(ff)	12/14/26	47,800	39,843,757
State Street Corp.,
Sub. Notes	2.200	03/03/31	36,725	28,259,554

Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes(a)	3.000	01/18/23	5,125	5,105,404
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%	8.174(c)	09/30/24	73,420	71,160,783
Truist Bank,
Sr. Unsec’d. Notes	2.750	05/01/23	3,675	3,638,683
Truist Financial Corp.,
Jr. Sub. Notes, Series N	4.800(ff)	09/01/24(oo)	34,643	31,020,835
Sub. Notes, MTN	3.875	03/19/29	7,550	6,723,301
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	1.008(ff)	07/30/24	11,645	11,232,087
Sr. Unsec’d. Notes, 144A	1.364(ff)	01/30/27	17,775	14,906,339
Sr. Unsec’d. Notes, 144A	3.126(ff)	08/13/30	14,130	11,268,286
Sr. Unsec’d. Notes, 144A	4.125	09/24/25	21,582	20,342,153
Sr. Unsec’d. Notes, 144A	4.125	04/15/26	2,440	2,274,839
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A	2.569(ff)	09/22/26	28,415	24,226,277
Wells Fargo & Co.,
Sr. Unsec’d. Notes	3.068(ff)	04/30/41	64,795	43,886,565
Sr. Unsec’d. Notes, MTN(a)	2.164(ff)	02/11/26	8,235	7,554,387
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	100,840	80,444,944
Sr. Unsec’d. Notes, MTN	2.879(ff)	10/30/30	55,529	45,509,247
Sr. Unsec’d. Notes, MTN	4.478(ff)	04/04/31	172,484	156,201,790

				4,292,855,838

Beverages 0.4%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.700	02/01/36	25,400	22,951,841
Gtd. Notes	4.900	02/01/46	43,895	38,080,761

See Notes to Financial Statements.

PGIM Total Return Bond Fund    43

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Beverages (cont’d.)

Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	5.450%	01/23/39	39,566	$37,358,713
Gtd. Notes(a)	5.550	01/23/49	49,910	47,092,881
Gtd. Notes	8.000	11/15/39	1,880	2,194,342
Gtd. Notes	8.200	01/15/39	445	529,206

				148,207,744

Biotechnology 0.0%

Gilead Sciences, Inc.,
Sr. Unsec’d. Notes	4.800	04/01/44	1,945	1,674,832

Building Materials 0.1%

Cemex SAB de CV (Mexico),
Gtd. Notes, 144A	5.450	11/19/29	413	359,537
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes(a)	4.250	07/02/24	2,300	2,264,665
Mohawk Industries, Inc.,
Sr. Unsec’d. Notes	3.850	02/01/23	673	673,000
Owens Corning,
Sr. Unsec’d. Notes	3.400	08/15/26	3,315	3,034,600
Sr. Unsec’d. Notes(a)	4.300	07/15/47	22,500	16,057,293
Sr. Unsec’d. Notes	4.400	01/30/48	4,370	3,122,776
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	7,200	6,159,926
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	18,650	13,977,825
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	50	40,487
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	1,325	1,161,271

				46,851,380

Chemicals 0.6%

Ashland LLC,
Gtd. Notes	6.875	05/15/43	11,140	10,533,469
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes(a)	4.500	01/10/28	2,600	2,243,800
Gtd. Notes, 144A	4.500	01/10/28	13,200	11,391,600
Gtd. Notes, 144A	4.500	01/31/30	3,000	2,415,000
CF Industries, Inc.,
Gtd. Notes	4.950	06/01/43	8,565	6,882,756
Gtd. Notes	5.375	03/15/44	19,358	16,468,405

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes	1.125%	09/22/24	EUR	4,395	$3,933,454
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	4.375	11/15/42		75	57,356
Sr. Unsec’d. Notes	4.800	05/15/49		10,718	8,456,571
Sr. Unsec’d. Notes	5.250	11/15/41		8,490	7,337,694
Sr. Unsec’d. Notes	5.550	11/30/48		1,589	1,385,679
Sr. Unsec’d. Notes	9.400	05/15/39		125	155,614
FMC Corp.,
Sr. Unsec’d. Notes	4.500	10/01/49		12,925	9,563,260
LYB International Finance BV,
Gtd. Notes	4.875	03/15/44		10,495	8,198,425
LYB International Finance III LLC,
Gtd. Notes	3.375	10/01/40		14,600	9,719,015
Gtd. Notes	4.200	10/15/49		39,600	27,283,540
Gtd. Notes	4.200	05/01/50		13,410	9,261,864
Monitchem HoldCo 2 SA (Luxembourg),
Gtd. Notes	9.500	09/15/26	EUR	1,900	1,706,165
Gtd. Notes, 144A	9.500	09/15/26	EUR	3,700	3,322,532
Mosaic Co. (The),
Sr. Unsec’d. Notes	5.625	11/15/43		3,455	3,022,626
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A(a)	4.875	06/01/24		1,589	1,545,303
Sr. Unsec’d. Notes, 144A	5.000	05/01/25		3,190	3,030,500
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.900	06/01/43		3,370	2,813,877
Sr. Unsec’d. Notes	5.250	01/15/45		8,000	6,893,782
Sasol Financing International Ltd. (South Africa),
Gtd. Notes	4.500	11/14/22		13,900	13,847,180
Sasol Financing USA LLC (South Africa),
Gtd. Notes	5.875	03/27/24		47,980	46,600,575
Gtd. Notes	6.500	09/27/28		7,510	6,639,236
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes	3.450	08/01/25		1,240	1,182,028
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500	08/01/24(d)		10,675	5,836,750
Sr. Sec’d. Notes, 144A	10.875	08/01/24(d)		2,631	2,527,048
Sr. Sec’d. Notes, 144A	10.875	08/01/24		1,102	1,058,808

See Notes to Financial Statements.

PGIM Total Return Bond Fund    45

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Valvoline, Inc.,
Gtd. Notes, 144A	4.250%	02/15/30	95	$91,892
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A(a)	4.875	06/15/27	6,455	5,647,126

				241,052,930

Commercial Services 0.9%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	1,889	1,722,743
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	3,420	3,273,782
Sr. Unsec’d. Notes, 144A(a)	6.000	06/01/29	31,075	21,654,237
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28	21,390	17,914,125
Sr. Sec’d. Notes, 144A	4.625	06/01/28	14,970	12,234,981
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.625	10/01/27	50	46,774
California Institute of Technology,
Sr. Unsec’d. Notes	3.650	09/01/2119	39,775	23,740,518
Sr. Unsec’d. Notes	4.700	11/01/2111	2,105	1,626,348
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN	6.850	07/02/37	2,000	1,906,000

Equifax, Inc.,
Sr. Unsec’d. Notes	3.950	06/15/23	13,305	13,184,730
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700	11/01/23	27,400	26,569,659
Gtd. Notes, 144A	3.300	12/01/26	10,390	9,461,282
Gtd. Notes, 144A	3.800	11/01/25	17,535	16,542,001
Gtd. Notes, 144A	4.200	11/01/46	7,890	5,581,172
Gtd. Notes, 144A	4.500	02/15/45	3,720	2,783,329
Gtd. Notes, 144A	6.700	06/01/34	2,355	2,359,154
Gtd. Notes, 144A	7.000	10/15/37	4,090	4,170,491
Global Payments, Inc.,
Sr. Unsec’d. Notes	4.950	08/15/27	10,005	9,513,713
Johns Hopkins University,
Sr. Unsec’d. Notes, Series A	2.813	01/01/60	8,040	4,692,142
Leland Stanford Junior University (The),
Unsec’d. Notes	3.647	05/01/48	7,250	5,640,440

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Loxam SAS (France),
Sr. Sub. Notes(a)	4.500%	04/15/27	EUR	14,135	$10,951,227
Massachusetts Institute of Technology,
Unsec’d. Notes	3.885	07/01/2116		18,113	11,981,308
Unsec’d. Notes	4.678	07/01/2114		3,000	2,424,771
President & Fellows of Harvard College,
Unsec’d. Notes(a)	2.517	10/15/50		8,950	5,436,584
Unsec’d. Notes	3.150	07/15/46		9,930	7,119,520
Unsec’d. Notes	3.300	07/15/56		3,840	2,686,895
Unsec’d. Notes	3.619	10/01/37		4,010	3,323,567
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119		1,065	641,073
United Rentals North America, Inc.,
Gtd. Notes(a)	3.750	01/15/32		5,275	4,267,374
Gtd. Notes	4.875	01/15/28		70,980	66,011,284
Gtd. Notes(a)	5.250	01/15/30		17,359	16,096,410
University of Chicago (The),
Unsec’d. Notes, Series 20B(a)	2.761	04/01/45		6,560	4,698,299
University of Southern California,
Sr. Unsec’d. Notes, Series A	3.226	10/01/2120		5,210	2,811,572
Unsec’d. Notes, Series 2017	3.841	10/01/47		9,375	7,309,485

					330,376,990

Computers 0.1%

Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes(a)	8.375	09/01/26	EUR	2,500	2,268,009
Hurricane Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	8.000	10/15/25	GBP	20,000	21,545,505
Leidos, Inc.,
Gtd. Notes	2.300	02/15/31		20,140	14,828,906
NCR Corp.,
Gtd. Notes, 144A	5.750	09/01/27		500	482,337

					39,124,757

Diversified Financial Services 1.3%

Air Lease Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.350% (Cap N/A, Floor 0.000%)	3.643(c)	12/15/22		58,000	57,954,619
Aircraft Finance Co. Ltd. (China),
Sr. Sec’d. Notes, Series B	4.100	03/29/26		1,357	1,346,014

See Notes to Financial Statements.

PGIM Total Return Bond Fund    47

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
ALEX Alpha LLC,
U.S. Gov’t. Gtd. Notes	1.617%	08/15/24		870	$843,377
Blackstone Private Credit Fund,
Sr. Sec’d. Notes^	5.610	05/03/27		43,775	39,336,434
CDP Financial, Inc. (Canada),
Gtd. Notes	5.600	11/25/39		1,200	1,193,822
Gtd. Notes, 144A	5.600	11/25/39		4,045	4,024,175
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series G	5.375(ff)	06/01/25(oo)		23,050	22,512,903
Jr. Sub. Notes, Series H	4.000(ff)	12/01/30(oo)		28,365	20,933,544
Citigroup Global Markets Holdings, Inc.,
Gtd. Notes, GMTN	4.100(cc)	06/12/24		42,866	41,899,629
Discover Financial Services,
Sr. Unsec’d. Notes	3.750	03/04/25		14,835	14,011,825
Eole Finance SPC (France),
Gtd. Notes	2.341	02/24/24		7,805	7,644,400
Greystone Commercial Capital Trust,
Sr. Unsec’d. Notes, Series A, 144A, 1 Month LIBOR + 2.270%^	5.682(c)	05/31/25		196,680	192,746,400
Jefferies Group LLC,
Sr. Unsec’d. Notes	2.750	10/15/32		39,020	27,043,187
Sr. Unsec’d. Notes	6.500	01/20/43		820	752,991
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28		15,055	12,278,668
Gtd. Notes, 144A	6.000	01/15/27		15,935	14,286,139
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28		8,050	6,285,306
Gtd. Notes	5.375	11/15/29		102	83,589
Gtd. Notes(a)	6.625	01/15/28		5,050	4,593,008
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29		5,100	3,863,220
Penta Aircraft Leasing LLC,
U.S. Gov’t. Gtd. Notes	1.691	04/29/25		1,165	1,112,990
Peru Enhanced Pass-Through Finance Ltd. (Peru),
Pass-Through Certificates	1.923(s)	06/02/25		2,670	2,500,862
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, GMTN	1.841	09/21/28	EUR	3,060	2,356,487
Private Export Funding Corp.,
Sr. Unsec’d. Notes, 144A	0.550	07/30/24		9,000	8,363,542
U.S. Gov’t. Gtd. Notes, Series KK	3.550	01/15/24		2,564	2,517,553
U.S. Gov’t. Gtd. Notes, Series NN	3.250	06/15/25		3,595	3,452,124

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

VistaJet Malta Finance PLC/XO Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A(a)	6.375%	02/01/30	1,925	$1,607,375

				495,544,183

Electric 3.4%

Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes	3.625	01/12/23	2,254	2,238,926
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes	3.100	12/01/26	1,300	1,198,346
Sr. Unsec’d. Notes	3.750	12/01/47	5,595	4,018,416
Sr. Unsec’d. Notes	3.800	06/15/49	7,345	5,245,033
Sr. Unsec’d. Notes, Series M	3.650	04/01/50	7,206	5,062,173
Alabama Power Co.,
Sr. Unsec’d. Notes, Series B	3.700	12/01/47	18,040	12,919,423
Alexander Funding Trust,
Sr. Sec’d. Notes, 144A	1.841	11/15/23	95,000	89,219,843
Appalachian Power Co.,
Sr. Unsec’d. Notes	3.400	06/01/25	15,645	14,940,284
Avangrid, Inc.,
Sr. Unsec’d. Notes	3.800	06/01/29	21,920	19,198,941
Caledonia Generating LLC,
Sr. Sec’d. Notes, 144A	1.950	02/28/34	15,700	13,172,148
Calpine Corp.,
Sr. Sec’d. Notes, 144A	5.250	06/01/26	166	158,376
Sr. Unsec’d. Notes, 144A(a)	4.625	02/01/29	23,192	19,707,374
Sr. Unsec’d. Notes, 144A(a)	5.000	02/01/31	41,875	35,438,775
Sr. Unsec’d. Notes, 144A	5.125	03/15/28	46,616	41,473,862
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage	3.950	03/01/48	6,685	5,131,898
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes	2.950	03/01/30	26,025	21,670,663
Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes, 144A	3.500	04/01/28	4,415	3,945,173
CMS Energy Corp.,
Jr. Sub. Notes	4.750(ff)	06/01/50	23,485	19,423,798
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A	4.688	05/15/29	45,602	38,428,235
Commonwealth Edison Co.,
First Mortgage	3.700	03/01/45	2,665	1,935,829

See Notes to Financial Statements.

PGIM Total Return Bond Fund    49

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Commonwealth Edison Co., (cont’d.)
First Mortgage	4.350%	11/15/45	2,780	$2,221,784
First Mortgage	6.450	01/15/38	690	715,347
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes	3.850	06/15/46	7,580	5,507,058
Sr. Unsec’d. Notes, Series C	4.300	12/01/56	2,920	2,143,399
Dominion Energy, Inc.,
Jr. Sub. Notes, Series B	4.650(ff)	12/15/24(oo)	23,040	20,059,562
Sr. Unsec’d. Notes, Series C	3.375	04/01/30	665	570,481
Sr. Unsec’d. Notes, Series D	2.850	08/15/26	5,685	5,141,868
DTE Energy Co.,
Sr. Unsec’d. Notes	2.850	10/01/26	37,340	33,804,066
Duke Energy Carolinas LLC,
First Mortgage	3.950	03/15/48	6,745	5,084,410
First Mortgage	4.250	12/15/41	6,000	4,840,784
First Ref. Mortgage	3.750	06/01/45	3,045	2,212,887
First Ref. Mortgage	4.000	09/30/42	1,025	795,729
Duke Energy Corp.,
Sr. Unsec’d. Notes	2.650	09/01/26	12,485	11,288,448
Duke Energy Progress LLC,
First Mortgage	4.100	03/15/43	2,410	1,881,568
El Paso Electric Co.,
Sr. Unsec’d. Notes	6.000	05/15/35	750	708,500
Emera US Finance LP (Canada),
Gtd. Notes	3.550	06/15/26	9,810	9,049,171
Gtd. Notes	4.750	06/15/46	12,270	9,111,893
Enel Finance International NV (Italy),
Gtd. Notes, 144A	1.875	07/12/28	12,375	9,272,956
Gtd. Notes, 144A	3.500	04/06/28	17,195	14,316,268
Entergy Arkansas LLC,
First Mortgage	3.050	06/01/23	1,200	1,185,250
Entergy Louisiana LLC,
Collateral Trust	3.120	09/01/27	12,955	11,686,942
Collateral Trust(h)	4.200	09/01/48	52,988	41,026,445
Collateral Trust Bond	3.250	04/01/28	5,000	4,441,582
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes	7.125	02/11/25	13,000	12,100,563
Sr. Unsec’d. Notes, 144A	7.125	02/11/25	21,602	20,107,412
Sr. Unsec’d. Notes, 144A, MTN	6.750	08/06/23	2,800	2,731,750
Evergy Kansas Central, Inc.,
First Mortgage	3.450	04/15/50	25,000	16,877,929

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Eversource Energy,
Sr. Unsec’d. Notes, Series H	3.150%	01/15/25	5,370	$5,111,527
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A	4.350	01/15/25	9,188	8,878,207
Sr. Unsec’d. Notes, 144A	5.450	07/15/44	815	705,029
Florida Power & Light Co.,
First Mortgage	3.700	12/01/47	10,130	7,508,185
First Mortgage	3.950	03/01/48	8,210	6,373,640
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes	3.055	10/04/26	25,625	23,088,609
Georgia Power Co.,
Sr. Unsec’d. Notes, Series 10-C	4.750	09/01/40	1,050	897,436
Gulf Power Co.,
Sr. Unsec’d. Notes, Series A	3.300	05/30/27	9,415	8,678,542
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, MTN	8.910	11/18/24	590	631,581
Local Gov’t. Gtd. Notes, MTN	9.500	04/30/27	170	199,580
Local Gov’t. Gtd. Notes, Series FSA	8.250	04/15/26	5	5,516
Local Gov’t. Gtd. Notes, Series FSA	8.500	12/01/29	60	73,985
Local Gov’t. Gtd. Notes, Series FSA	8.625	06/15/29	130	155,804
Local Gov’t. Gtd. Notes, Series GH	8.250	04/15/26	516	569,287
Local Gov’t. Gtd. Notes, Series HE	8.625	06/15/29	18,767	22,492,158
Local Gov’t. Gtd. Notes, Series HH	8.500	12/01/29	15,025	18,527,030
Local Gov’t. Gtd. Notes, Series HK	9.375	04/15/30	7,800	9,695,469
Local Gov’t. Gtd. Notes, Series HQ	9.500	11/15/30	29,048	37,939,233
Local Gov’t. Gtd. Notes, Series IO	8.050	07/07/24	1,940	2,034,732
Local Gov’t. Gtd. Notes, Series MBIA	8.250	04/15/26	25	27,582
Local Gov’t. Gtd. Notes, Series MBIA	8.250	01/15/27	11	12,280
Iberdrola International BV (Spain),
Gtd. Notes	6.750	09/15/33	15	14,645
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes, Series J	3.200	03/15/23	475	471,003
Interstate Power & Light Co.,
Sr. Unsec’d. Notes	3.250	12/01/24	7,850	7,528,200
Sr. Unsec’d. Notes	4.100	09/26/28	3,260	3,055,161
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes	4.250	05/01/30	6,350	5,478,653
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	23,410	21,238,723
Sr. Sec’d. Notes, 144A, Series 6	5.000	11/12/24	6,500	6,339,125
John Sevier Combined Cycle Generation LLC,
Sec’d. Notes	4.626	01/15/42	17,950	16,595,095

See Notes to Financial Statements.

PGIM Total Return Bond Fund    51

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Landsvirkjun (Iceland),
Gov’t. Gtd. Notes, EMTN, 3 Month EURIBOR +
0.090%	1.592%(c)	07/24/26	EUR	19,850	$19,270,006
Louisville Gas & Electric Co.,
First Mortgage	4.250	04/01/49		15,000	11,551,949
MidAmerican Energy Co.,
First Mortgage	4.250	07/15/49		1,865	1,491,115
Nevada Power Co.,
General Ref. Mortgage	5.375	09/15/40		500	452,293
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	4.800(ff)	12/01/77		12,235	9,622,737
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28		12,825	12,208,531
Gtd. Notes	6.625	01/15/27		3,051	3,052,486
Gtd. Notes, 144A	3.375	02/15/29		875	732,051
Gtd. Notes, 144A(a)	3.625	02/15/31		13,000	10,346,302
Gtd. Notes, 144A	3.875	02/15/32		4,050	3,197,537
Gtd. Notes, 144A	5.250	06/15/29		12,110	11,004,421
Oglethorpe Power Corp.,
First Mortgage	3.750	08/01/50		11,000	7,392,220
First Mortgage, 144A	4.500	04/01/47		8,000	5,990,880
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes	2.950	04/01/25		5,995	5,714,602
Pacific Gas & Electric Co.,
First Mortgage	4.550	07/01/30		22,381	19,627,543
First Mortgage	4.950	07/01/50		5,000	3,730,947
PacifiCorp,
First Mortgage(a)	2.700	09/15/30		10,355	8,522,659
First Mortgage	3.300	03/15/51		4,510	2,984,138
First Mortgage	3.350	07/01/25		9,960	9,465,473
PECO Energy Co.,
First Mortgage	4.375	08/15/52		4,050	3,312,332
First Ref. Mortgage	4.800	10/15/43		6,449	5,415,315
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes	1.875	11/05/31	EUR	2,120	1,464,337
Sr. Unsec’d. Notes	2.875	10/25/25	EUR	7,000	6,510,467
Perusahaan Perseroan Persero PT Perusahaan
Listrik Negara (Indonesia),
Sr. Unsec’d. Notes, 144A	1.875	11/05/31	EUR	8,854	6,115,679
PG&E Corp.,
Sr. Sec’d. Notes	5.000	07/01/28		50	45,335
Sr. Sec’d. Notes	5.250	07/01/30		50	44,285

See Notes to Financial Statements.

52

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
PPL Electric Utilities Corp.,
First Mortgage	4.150%		06/15/48	8,855	$6,920,756
Public Service Co. of Colorado,
First Mortgage	4.100		06/15/48	2,945	2,293,400
Public Service Electric & Gas Co.,
Sr. Sec’d. Notes, MTN	3.650		09/01/42	1,990	1,495,562
Puget Sound Energy, Inc.,
First Mortgage	4.223		06/15/48	11,280	8,778,877
Sr. Sec’d. Notes	4.434		11/15/41	2,550	2,015,604
Rochester Gas & Electric Corp.,
First Mortgage, 144A	3.100		06/01/27	17,545	15,849,741
San Diego Gas & Electric Co.,
First Mortgage	5.350		05/15/40	9,512	8,644,133
First Mortgage, Series RRR	3.750		06/01/47	1,665	1,186,801
Sempra Energy,
Sr. Unsec’d. Notes	3.400		02/01/28	28,195	25,191,226
Sr. Unsec’d. Notes(a)	3.800		02/01/38	20,485	15,571,961
Southern Power Co.,
Sr. Unsec’d. Notes	5.150		09/15/41	725	614,039
Tampa Electric Co.,
Sr. Unsec’d. Notes	4.450		06/15/49	4,755	3,801,572
Union Electric Co.,
Sr. Sec’d. Notes	2.950		06/15/27	6,045	5,480,974
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000	(ff)	12/15/26(oo)	26,125	23,217,449
Jr. Sub. Notes, 144A	8.000	(ff)	10/15/26(oo)	92,575	87,927,672
Vistra Operations Co. LLC,
Gtd. Notes, 144A(a)	4.375		05/01/29	26,000	22,283,151
Gtd. Notes, 144A(a)	5.000		07/31/27	37,011	34,143,490
Gtd. Notes, 144A	5.500		09/01/26	500	479,622
Gtd. Notes, 144A(a)	5.625		02/15/27	17,900	17,059,347
Sr. Sec’d. Notes, 144A	3.550		07/15/24	4,000	3,810,944
Sr. Sec’d. Notes, 144A	3.700		01/30/27	1,800	1,613,543

					1,275,383,089

Electrical Components & Equipment 0.0%

WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125		06/15/25	5,915	5,974,208
Gtd. Notes, 144A	7.250		06/15/28	7,895	8,007,113

					13,981,321

See Notes to Financial Statements.

PGIM Total Return Bond Fund    53

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electronics 0.1%
Sensata Technologies BV,
Gtd. Notes, 144A(a)	5.000%	10/01/25		11,275	$10,934,946
TD SYNNEX Corp.,
Sr. Unsec’d. Notes	1.750	08/09/26		20,000	16,891,867

					27,826,813

Energy-Alternate Sources 0.0%
Enviva Partners LP/Enviva Partners Finance Corp.,
Gtd. Notes, 144A	6.500	01/15/26		100	95,923

Engineering & Construction 0.1%
AECOM,
Gtd. Notes(a)	5.125	03/15/27		8,838	8,363,455
GMR Hyderabad International Airport Ltd. (India),
Sr. Sec’d. Notes, 144A	4.250	10/27/27		2,275	1,791,562
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes	5.500	07/31/47		10,000	6,350,000
Sr. Sec’d. Notes, 144A	3.875	04/30/28		9,000	7,515,000
Sr. Sec’d. Notes, 144A	4.250	10/31/26		4,524	4,028,622
Sr. Sec’d. Notes, 144A	5.500	10/31/46		1,425	907,369
Sr. Sec’d. Notes, 144A	5.500	07/31/47		10,000	6,350,000

					35,306,008

Entertainment 0.4%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK
12.000% or Cash coupon 5.000% and PIK
6.000%	10.000	06/15/26		15,720	8,354,853
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25		10,120	9,879,841
Sr. Unsec’d. Notes, 144A(a)	4.625	10/15/29		2,695	2,156,618
Codere Finance 2 Luxembourg SA (Spain),
Sr. Sec’d. Notes, Cash coupon 2.000% and PIK
10.750% (original cost $963,050; purchased
10/17/19 - 04/30/22)(f)	12.750	11/30/27(d)	EUR	1,011	831,777
Sr. Sec’d. Notes, Cash coupon 2.000% and PIK
11.625% (original cost $256,807; purchased
11/08/19 - 04/30/22)(f)	13.625	11/30/27(d)		283	240,584
Sr. Sec’d. Notes, 144A, Cash coupon 8.000% and
PIK 3.000% (original cost $12,927,980;purchased 07/24/20 - 09/30/22)(f)	11.000	09/30/26(d)	EUR	11,336	10,418,720

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Codere Finance 2 Luxembourg SA (Spain), (cont’d.)
Sr. Sec’d. Notes, 144A, Cash coupon 2.000% and
PIK 11.625% (original cost $2,388,690;purchased 10/23/19 - 04/30/22)(a)(f)	13.625%	11/30/27(d)		2,783	$2,365,415
Codere New Holdco SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon N/A or PIK
7.500% (original cost $5,963,810; purchased
11/19/21 - 04/30/22)(f)	7.500	11/30/27(d)	EUR	4,517	2,396,506
CPUK Finance Ltd. (United Kingdom),
Sec’d. Notes	4.875	02/28/47	GBP	2,714	2,799,076
Sec’d. Notes	6.500	08/28/26	GBP	1,175	1,211,706
Sec’d. Notes, 144A	4.875	02/28/47	GBP	2,550	2,629,935
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26		8,900	8,802,782
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	5.250	01/15/29		500	463,275
Sr. Sec’d. Notes, 144A	6.250	01/15/27		8,150	8,074,694
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A	6.625	11/15/27		4,050	3,379,239
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(a)	4.125	07/01/29		3,400	2,703,123
Premier Entertainment Sub LLC/Premier
Entertainment Finance Corp.,
Gtd. Notes, 144A(a)	5.875	09/01/31		8,100	5,748,575
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.625	07/01/25		3,273	3,373,238
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A	5.050	03/15/42		38,595	28,218,654
Gtd. Notes, 144A(a)	5.141	03/15/52		33,885	23,722,267
Gtd. Notes, 144A	5.391	03/15/62		16,965	11,829,663
Wynn Resorts Finance LLC/Wynn Resorts Capital
Corp.,
Sr. Unsec’d. Notes, 144A(a)	7.750	04/15/25		4,225	4,118,145

					143,718,686

Foods 1.3%
Ahold Finance USA LLC (Netherlands),
Gtd. Notes	6.875	05/01/29		17,470	18,168,999
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s
LP/Albertson’s LLC,
Gtd. Notes, 144A(a)	3.500	02/15/23		10,000	9,934,049

See Notes to Financial Statements.

PGIM Total Return Bond Fund    55

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC, (cont’d.)
Gtd. Notes, 144A	3.500%	03/15/29		125	$103,421
Gtd. Notes, 144A	5.875	02/15/28		3,935	3,699,860

B&G Foods, Inc.,
Gtd. Notes(a)	5.250	09/15/27		3,250	2,724,962

Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	3.250	02/16/26	GBP	211,200	196,741,349

Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	4.000	02/16/27	GBP	66,355	52,851,420

Cencosud SA (Chile),
Gtd. Notes, 144A	4.375	07/17/27		3,835	3,436,160

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
Inc.,
Gtd. Notes, 144A	3.750	12/01/31		600	465,959
Sr. Unsec’d. Notes, 144A	5.500	01/15/30		13,075	11,941,303

Kraft Heinz Foods Co.,
Gtd. Notes	3.000	06/01/26		20,540	18,928,875
Gtd. Notes(a)	4.375	06/01/46		27,652	21,606,193
Gtd. Notes	4.625	10/01/39		11,930	9,881,199
Gtd. Notes	4.875	10/01/49		9,966	8,290,347
Gtd. Notes	5.000	07/15/35		2,308	2,128,728
Gtd. Notes	5.200	07/15/45		11,095	9,697,662

Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	105,300	91,329,306

Mars, Inc.,
Gtd. Notes, 144A	3.875	04/01/39		14,850	11,880,025
Gtd. Notes, 144A	4.200	04/01/59		12,865	9,681,098

Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	4.250	04/15/31		16,375	13,716,448
Gtd. Notes, 144A	5.875	09/30/27		6,575	6,431,869

Post Holdings, Inc.,
Gtd. Notes, 144A	4.625	04/15/30		50	42,267
Sr. Unsec’d. Notes, 144A	4.500	09/15/31		1,420	1,174,320

Tyson Foods, Inc.,
Sr. Unsec’d. Notes(a)	5.150	08/15/44		2,615	2,290,370

					507,146,189

Forest Products & Paper 0.0%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes	7.375	12/01/25		3,697	3,908,952

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Gas 0.2%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500%	05/20/25		2,620	$2,506,006
Sr. Unsec’d. Notes	5.625	05/20/24		4,458	4,362,569
Sr. Unsec’d. Notes	5.750	05/20/27		18,918	17,462,936
Sr. Unsec’d. Notes	5.875	08/20/26		13,975	13,131,976

CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes	5.850	01/15/41		1,130	1,073,049

NiSource, Inc.,
Sr. Unsec’d. Notes	3.600	05/01/30		11,180	9,642,457
Sr. Unsec’d. Notes	4.800	02/15/44		3,815	3,109,792

Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	3.500	06/01/29		15,235	13,517,420

Southern California Gas Co.,
First Mortgage, Series VV	4.300	01/15/49		9,350	7,104,708
Sr. Sec’d. Notes, Series UU	4.125	06/01/48		5,260	3,894,194

Southern Co. Gas Capital Corp.,
Gtd. Notes	4.400	06/01/43		2,700	2,059,066

					77,864,173

Healthcare-Products 0.5%

Abbott Laboratories,
Sr. Unsec’d. Notes	4.900	11/30/46		458	426,842

DH Europe Finance II Sarl,
Gtd. Notes	1.350	09/18/39	EUR	50,715	33,657,481

Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		33,385	27,268,792
Sr. Unsec’d. Notes, 144A(a)	5.250	10/01/29		14,175	11,049,152

Medtronic Global Holdings SCA,
Gtd. Notes	1.375	10/15/40	EUR	26,375	16,785,509
Gtd. Notes	1.625	03/07/31	EUR	2,720	2,312,586
Gtd. Notes	1.625	10/15/50	EUR	24,085	14,339,104
Gtd. Notes	2.250	03/07/39	EUR	10,445	7,914,167

Stryker Corp.,
Sr. Unsec’d. Notes	2.125	11/30/27	EUR	16,050	14,681,977

Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN	1.500	10/01/39	EUR	25,100	16,568,929
Sr. Unsec’d. Notes, EMTN	1.875	10/01/49	EUR	16,825	10,483,586

Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes	2.425	12/13/26	EUR	35,000	32,287,809

					187,775,934

See Notes to Financial Statements.

PGIM Total Return Bond Fund    57

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services 1.3%
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes	3.387%	10/15/49	8,685	$5,899,491
Sr. Unsec’d. Notes	4.272	08/15/48	12,775	10,194,209
Unsec’d. Notes, Series 2020	2.211	06/15/30	14,025	11,149,841
Unsec’d. Notes, Series 2020	3.008	06/15/50	23,620	14,723,882
Aetna, Inc.,
Sr. Unsec’d. Notes	4.500	05/15/42	4,540	3,613,994
Sr. Unsec’d. Notes	6.750	12/15/37	5,365	5,398,679
Ascension Health,
Sr. Unsec’d. Notes	3.945	11/15/46	3,020	2,363,651
Sr. Unsec’d. Notes, Series B	2.532	11/15/29	29,625	24,691,573
Sr. Unsec’d. Notes, Series B	3.106	11/15/39	4,680	3,363,392
BayCare Health System, Inc.,
Sr. Unsec’d. Notes, Series 2020	3.831	11/15/50	14,365	10,935,551
Cleveland Clinic Foundation (The),
Unsec’d. Notes	4.858	01/01/2114	2,815	2,216,015
DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	50	36,281
Gtd. Notes, 144A	4.625	06/01/30	5,845	4,557,243
Elevance Health, Inc.,
Sr. Unsec’d. Notes	2.875	09/15/29	10,600	9,010,843
Sr. Unsec’d. Notes	4.101	03/01/28	7,840	7,362,497
Sr. Unsec’d. Notes	4.650	01/15/43	1,650	1,393,977
Hackensack Meridian Health, Inc.,
Sec’d. Notes, Series 2020	2.675	09/01/41	40,545	25,911,975
HCA, Inc.,
Gtd. Notes	5.125	06/15/39	16,905	14,053,068
Gtd. Notes	5.375	02/01/25	8,675	8,569,229
Gtd. Notes	5.875	02/15/26	323	320,251
Gtd. Notes	7.500	11/06/33	20,412	20,737,301
Gtd. Notes, MTN	7.750	07/15/36	20,400	20,609,247
Humana, Inc.,
Sr. Unsec’d. Notes	3.950	03/15/27	6,745	6,316,159
Sr. Unsec’d. Notes	4.875	04/01/30	75,000	71,279,337
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes	3.970	11/01/48	10,475	7,954,846
Kaiser Foundation Hospitals,
Gtd. Notes	4.150	05/01/47	15,275	12,038,651
Gtd. Notes, Series 2019(a)	3.266	11/01/49	21,296	14,081,955
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375	02/15/27	5,025	3,967,488

See Notes to Financial Statements.

58

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Mayo Clinic,
Unsec’d. Notes, Series 2016	4.128%	11/15/52	8,312	$6,664,865

Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes	4.125	07/01/52	675	519,777

Methodist Hospital (The),
Unsec’d. Notes, Series 20A	2.705	12/01/50	32,095	18,381,302

MidMichigan Health,
Sec’d. Notes, Series 2020	3.409	06/01/50	17,745	11,356,226

Montefiore Obligated Group,
Unsec’d. Notes	4.287	09/01/50	8,570	4,918,058

New York & Presbyterian Hospital (The),
Unsec’d. Notes	4.763	08/01/2116	3,615	2,716,156
Unsec’d. Notes, Series 2019	3.954	08/01/2119	14,835	9,444,169

NYU Langone Hospitals,
Sec’d. Notes	4.784	07/01/44	6,375	5,327,656

Orlando Health Obligated Group,
Sr. Unsec’d. Notes	3.327	10/01/50	9,850	6,582,678

PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020	3.218	11/15/50	17,845	10,964,953

Providence St Joseph Health Obligated Group,
Unsec’d. Notes, Series I	3.744	10/01/47	2,900	2,063,686

Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes	2.950	06/30/30	13,180	11,015,222
Sr. Unsec’d. Notes	3.500	03/30/25	8,005	7,674,529

RegionalCare Hospital Partners Holdings,
Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A	9.750	12/01/26	6,000	4,792,230

Tenet Healthcare Corp.,
Gtd. Notes, 144A(a)	6.125	10/01/28	12,424	10,771,818
Sec’d. Notes, 144A(a)	6.250	02/01/27	410	393,912
Sr. Sec’d. Notes, 144A	4.375	01/15/30	2,079	1,747,614
Sr. Sec’d. Notes, 144A	4.625	06/15/28	98	86,373
Sr. Sec’d. Notes, 144A(a)	4.875	01/01/26	1,190	1,124,815
Sr. Sec’d. Notes, 144A	5.125	11/01/27	30,030	27,523,244
Sr. Unsec’d. Notes(a)	6.875	11/15/31	14,600	12,422,196

Texas Health Resources,
Sec’d. Notes	4.330	11/15/55	3,450	2,747,260
Sec’d. Notes, Series 2019	3.372	11/15/51	2,250	1,505,754

UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	2.750	05/15/40	14,785	10,142,987
Sr. Unsec’d. Notes	4.375	03/15/42	615	517,681
Sr. Unsec’d. Notes	4.625	07/15/35	5,475	5,020,178

See Notes to Financial Statements.

PGIM Total Return Bond Fund    59

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

UnitedHealth Group, Inc., (cont’d.)
Sr. Unsec’d. Notes	4.625%	11/15/41	1,725	$1,494,399
Sr. Unsec’d. Notes	5.700	10/15/40	185	181,242
Sr. Unsec’d. Notes	5.800	03/15/36	669	676,168
Willis-Knighton Medical Center,
Sec’d. Notes, Series 2018	4.813	09/01/48	1,560	1,300,035

				502,827,809

Holding Companies-Diversified 0.0%

CITIC Ltd. (China),
Sr. Unsec’d. Notes, EMTN	6.800	01/17/23	1,800	1,805,886

Home Builders 0.1%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	4,675	3,510,825
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	1,775	1,317,607

Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	50	41,982
Gtd. Notes	6.750	03/15/25	59	54,866
Gtd. Notes	7.250	10/15/29	1,350	1,117,171

Brookfield Residential Properties, Inc./Brookfield
Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	1,000	757,500
Gtd. Notes, 144A(a)	6.250	09/15/27	1,525	1,326,750
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	6,025	4,699,500

Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	5,575	5,325,797
Gtd. Notes, 144A	3.875	08/15/29	1,150	906,206

KB Home,
Gtd. Notes	4.000	06/15/31	3,200	2,424,960
Gtd. Notes	4.800	11/15/29	50	40,960

Lennar Corp.,
Gtd. Notes	5.250	06/01/26	50	48,598

Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30	50	38,875

Meritage Homes Corp.,
Gtd. Notes	6.000	06/01/25	4,300	4,201,148

PulteGroup, Inc.,
Gtd. Notes	5.500	03/01/26	7,476	7,322,879

STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	500	435,456

See Notes to Financial Statements.

60

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750%	01/15/28		6,683	$6,129,820
Gtd. Notes, 144A	5.875	06/15/27		8,150	7,663,949
Sr. Unsec’d. Notes, 144A	5.125	08/01/30		2,855	2,373,626

					49,738,475

Household Products/Wares 0.0%

Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 144A	2.750	06/26/24		10,000	9,576,280
Spectrum Brands, Inc.,
Gtd. Notes	5.750	07/15/25		43	42,416
Gtd. Notes, 144A	4.000	10/01/26	EUR	10,000	8,327,414

					17,946,110

Housewares 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.450	04/01/26		19,245	17,898,837
Sr. Unsec’d. Notes	4.875	06/01/25		850	820,089
Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.375	02/01/32		1,800	1,367,502
Gtd. Notes	5.250	12/15/26		52	48,364
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A	6.500	10/01/29		4,548	2,613,480

					22,748,272

Insurance 0.7%
American International Group, Inc.,
Sr. Unsec’d. Notes	1.875	06/21/27	EUR	46,400	41,180,362
Sr. Unsec’d. Notes	3.900	04/01/26		13,440	12,802,001
Arch Capital Finance LLC,
Gtd. Notes	5.031	12/15/46		6,475	5,255,055
Arch Capital Group US, Inc.,
Gtd. Notes	5.144	11/01/43		2,250	1,904,740
Berkshire Hathaway Finance Corp.,
Gtd. Notes	2.850	10/15/50		9,400	5,783,709
Gtd. Notes	4.300	05/15/43		4,365	3,603,850
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.900	05/01/29		16,610	14,642,936
Sr. Unsec’d. Notes	3.950	05/15/24		18,435	18,000,749

See Notes to Financial Statements.

PGIM Total Return Bond Fund    61

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)

CNA Financial Corp., (cont’d.)
Sr. Unsec’d. Notes	4.500%	03/01/26		12,000	$11,561,562

Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes	3.500	10/15/50		27,295	17,309,645

Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	4.300	04/15/43		480	361,508
Sr. Unsec’d. Notes	5.950	10/15/36		755	723,734
Sr. Unsec’d. Notes	6.100	10/01/41		995	951,723

Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A	1.750	03/27/24	EUR	15,700	15,054,936

Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	3.950	05/15/60		26,250	15,806,649
Gtd. Notes, 144A	3.951	10/15/50		13,748	8,870,661
Gtd. Notes, 144A	4.569	02/01/29		1,675	1,503,642

Lincoln National Corp.,
Sr. Unsec’d. Notes	3.050	01/15/30		10,985	9,035,635
Sr. Unsec’d. Notes	6.300	10/09/37		3,930	3,809,516
Sr. Unsec’d. Notes	7.000	06/15/40		6,700	6,786,475

Markel Corp.,
Sr. Unsec’d. Notes	5.000	03/30/43		300	249,867
Sr. Unsec’d. Notes	5.000	04/05/46		7,530	6,192,712
Sr. Unsec’d. Notes	5.000	05/20/49		14,057	11,467,134

Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A	3.625	09/30/59		758	487,744

Principal Financial Group, Inc.,
Gtd. Notes	4.300	11/15/46		7,190	5,567,908
Gtd. Notes	4.350	05/15/43		760	589,993
Gtd. Notes	4.625	09/15/42		275	221,049

Progressive Corp. (The),
Jr. Sub. Notes, Series B	5.375(ff)	03/15/23(oo)		15,110	13,972,849

Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes	7.000	07/15/34		525	535,685

Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.900	09/15/44		16,598	14,180,387
Sub. Notes, 144A	6.850	12/16/39		325	339,856

Willis North America, Inc.,
Gtd. Notes	3.600	05/15/24		20,670	20,001,165

					268,755,437

See Notes to Financial Statements.

62

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Internet 0.0%

Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A	3.875%	09/15/27		200	$171,155

Expedia Group, Inc.,
Gtd. Notes(a)	2.950	03/15/31		5,930	4,505,253

					4,676,408

Iron/Steel 0.0%

Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	01/31/29		40	37,882

Lodging 0.2%

Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A(a)	3.625	02/15/32		4,900	3,901,063

Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	3.900	08/08/29		2,250	1,815,177

Marriott International, Inc.,
Sr. Unsec’d. Notes, Series GG	3.500	10/15/32		17,030	13,621,410
Sr. Unsec’d. Notes, Series R	3.125	06/15/26		37,700	34,442,354

MGM Resorts International,
Gtd. Notes	4.625	09/01/26		500	453,783
Gtd. Notes	4.750	10/15/28		3,000	2,604,853
Gtd. Notes	5.500	04/15/27		1,532	1,412,386
Gtd. Notes	5.750	06/15/25		25	24,252

Sands China Ltd. (Macau),
Sr. Unsec’d. Notes	5.625	08/08/25		10,815	9,490,162

Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.500	01/15/26		13,500	9,247,500

					77,012,940

Machinery-Diversified 0.2%

TK Elevator Holdco GmbH (Germany),
Sr. Unsec’d. Notes(a)	6.625	07/15/28	EUR	31,146	24,067,390

TK Elevator Midco GmbH (Germany),
Sr. Sec’d. Notes, 3 Month EURIBOR + 4.750%
(Cap N/A, Floor 4.750%)	6.128(c)	07/15/27	EUR	24,306	22,365,793
Sr. Sec’d. Notes, 144A	4.375	07/15/27	EUR	43,500	36,374,228

Westinghouse Air Brake Technologies Corp.,
Gtd. Notes(a)	4.950	09/15/28		11,817	11,025,061

					93,832,472

See Notes to Financial Statements.

PGIM Total Return Bond Fund    63

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media 1.1%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes(a)	4.500%	05/01/32	18,200	$14,252,788
Sr. Unsec’d. Notes, 144A(a)	4.250	02/01/31	12,250	9,677,109
Sr. Unsec’d. Notes, 144A	4.250	01/15/34	3,975	2,918,849
Sr. Unsec’d. Notes, 144A	4.500	06/01/33	7,175	5,465,147
Sr. Unsec’d. Notes, 144A(a)	4.750	03/01/30	11,025	9,185,773
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	14,107	12,613,253
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	17,056	16,397,776
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.700	04/01/51	70,000	41,998,989
Sr. Sec’d. Notes	3.900	06/01/52	15,490	9,581,729
Sr. Sec’d. Notes	4.800	03/01/50	9,593	6,773,598
Sr. Sec’d. Notes	5.125	07/01/49	40,050	29,565,135
Sr. Sec’d. Notes	5.375	04/01/38	6,070	4,889,732
Sr. Sec’d. Notes	5.375	05/01/47	26,899	20,737,696
Sr. Sec’d. Notes	5.750	04/01/48	27,908	22,444,193
Sr. Sec’d. Notes	6.384	10/23/35	7,110	6,505,578
Sr. Sec’d. Notes(a)	6.484	10/23/45	4,326	3,824,321
Sr. Sec’d. Notes	6.834	10/23/55	7,580	6,841,499

Comcast Corp.,
Gtd. Notes	3.969	11/01/47	16	11,893
Gtd. Notes	4.250	10/15/30	21,595	19,852,036

Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A	3.350	09/15/26	15,505	14,226,987

CSC Holdings LLC,
Gtd. Notes, 144A(a)	3.375	02/15/31	6,510	4,722,036
Gtd. Notes, 144A	4.500	11/15/31	2,500	1,946,816
Gtd. Notes, 144A	5.375	02/01/28	208	191,808
Gtd. Notes, 144A(a)	5.500	04/15/27	6,800	6,404,656
Gtd. Notes, 144A	6.500	02/01/29	700	659,083
Sr. Unsec’d. Notes, 144A(a)	4.625	12/01/30	8,450	6,087,758
Sr. Unsec’d. Notes, 144A(a)	5.750	01/15/30	11,500	8,855,000
Sr. Unsec’d. Notes, 144A(a)	7.500	04/01/28	6,465	5,589,597

Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27	35,072	1,788,895
Sec’d. Notes, 144A(a)	5.375	08/15/26	104,920	20,935,845

Discovery Communications LLC,
Gtd. Notes	4.000	09/15/55	12,175	6,987,168
Gtd. Notes	5.200	09/20/47	18,654	13,259,576
Gtd. Notes	5.300	05/15/49	13,607	9,810,065

See Notes to Financial Statements.

64

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
DISH DBS Corp.,
Gtd. Notes	5.000%	03/15/23		50	$49,374
Gtd. Notes(a)	5.125	06/01/29		17,000	11,490,562
Gtd. Notes(a)	5.875	11/15/24		5,185	4,782,146
Gtd. Notes	7.375	07/01/28		1,345	1,022,377
Gtd. Notes	7.750	07/01/26		43,472	36,724,470
Gray Television, Inc.,
Gtd. Notes, 144A	5.875	07/15/26		50	47,198
Paramount Global,
Sr. Unsec’d. Notes	4.375	03/15/43		1,215	815,282
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A	6.500	09/15/28		367	230,993
Time Warner Cable LLC,
Sr. Sec’d. Notes	6.550	05/01/37		3,690	3,293,064
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.125	02/15/25		10,700	10,335,428
Sr. Sec’d. Notes, 144A	6.625	06/01/27		50	49,345
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.250	01/15/30	GBP	8,400	7,635,655
Virgin Media Vendor Financing Notes III DAC (United Kingdom),
Gtd. Notes	4.875	07/15/28	GBP	10,800	9,830,484

					431,308,762

Mining 0.1%
Barrick North America Finance LLC (Canada),
Gtd. Notes	5.750	05/01/43		14,510	13,603,216
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.500	03/01/24		4,000	3,902,000
Gtd. Notes, 144A	7.500	04/01/25		500	481,500
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN	5.315	04/14/32		10,370	8,645,987
Freeport-McMoRan, Inc.,
Gtd. Notes	4.550	11/14/24		50	49,130
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes(a)	3.500	11/08/22		3,108	3,093,512
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes	5.200	03/01/42		3,050	2,419,129

See Notes to Financial Statements.

PGIM Total Return Bond Fund    65

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)
Teck Resources Ltd. (Canada), (cont’d.)
Sr. Unsec’d. Notes	5.400%	02/01/43	1,000	$812,588
Sr. Unsec’d. Notes(a)	6.000	08/15/40	8,563	7,519,322

				40,526,384

Miscellaneous Manufacturing 0.0%

Amsted Industries, Inc.,
Gtd. Notes, 144A	5.625	07/01/27	500	464,410
Sr. Unsec’d. Notes, 144A	4.625	05/15/30	347	288,377
Pentair Finance Sarl,
Gtd. Notes	4.500	07/01/29	1,300	1,154,345

				1,907,132

Multi-National 0.3%

Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.750	01/06/23	17,745	17,665,148
Sr. Unsec’d. Notes	3.750	11/23/23	10,400	10,226,450
European Bank for Reconstruction & Development
(Supranational Bank),
Sr. Unsec’d. Notes, EMTN	0.500	12/19/22	1,000	994,811
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR +
0.000% (Cap 2.590%, Floor N/A)	0.220(c)	12/29/26	3,500	3,220,602
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR +
0.250% (Cap 2.000%, Floor 0.000%)	2.000(c)	02/16/24	6,838	6,655,302
Inter-American Development Bank (Supranational Bank),
Notes	6.800	10/15/25	10,000	10,515,559
Sr. Unsec’d. Notes, EMTN	0.500	04/17/23	2,000	1,955,617
Unsec’d. Notes	6.950	08/01/26	2,000	2,135,854
Unsec’d. Notes, MTN	6.290	07/16/27	2,756	2,944,940
Unsec’d. Notes, MTN	6.750	07/15/27	13,630	14,612,007
International Bank for Reconstruction & Development (Supranational Bank),
Notes, EMTN	0.500	02/07/23	9,000	8,928,067
Notes, MTN	1.237(s)	10/31/30	3,739	2,558,859
Sr. Unsec’d. Notes	0.000(cc)	06/30/34	8,591	5,345,363
Sr. Unsec’d. Notes, MTN	0.000(cc)	07/31/34	4,605	2,865,885
Sr. Unsec’d. Notes, MTN	0.000(cc)	08/28/34	853	571,510
Sr. Unsec’d. Notes, MTN	0.000(cc)	11/28/34	273	165,146

See Notes to Financial Statements.

66

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Multi-National (cont’d.)
International Bank for Reconstruction & Development (Supranational Bank), (cont’d.)
Sr. Unsec’d. Notes, MTN	2.700%	12/28/37	28,188	$20,729,781
Unsec’d. Notes, MTN	3.448(s)	09/17/30	2,250	1,562,549

				113,653,450

Office/Business Equipment 0.0%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	3.250	02/15/29	50	40,988
Gtd. Notes	4.125	05/01/25	228	216,769

				257,757

Oil & Gas 2.2%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	14,625	14,923,248
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A(a)	2.875	01/15/26	3,834	3,468,685
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26	15,411	15,182,883
Gtd. Notes, 144A	9.000	11/01/27	11,231	13,655,237
Sr. Unsec’d. Notes, 144A	8.250	12/31/28	10,775	10,499,643
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	5.250	06/15/37	29,438	25,684,620
Sr. Unsec’d. Notes(a)	5.400	06/15/47	14,665	12,456,378
Sr. Unsec’d. Notes(a)	6.750	11/15/39	10,478	10,252,864
Sr. Unsec’d. Notes	6.800	09/15/37	6,150	6,090,445
Chesapeake Energy Corp.,
Gtd. Notes, 144A(a)	5.500	02/01/26	2,950	2,855,469
Gtd. Notes, 144A(a)	5.875	02/01/29	4,900	4,630,551
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	7.000	06/15/25	3,600	3,548,489
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	18,725	18,577,328
Continental Resources, Inc.,
Gtd. Notes	3.800	06/01/24	12,160	11,739,439
Gtd. Notes	4.500	04/15/23	3,915	3,897,378
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	10/15/25	500	483,486
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.250	09/15/24	50	49,961
Sr. Unsec’d. Notes	5.250	10/15/27	113	112,162

See Notes to Financial Statements.

PGIM Total Return Bond Fund    67

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Devon Energy Corp., (cont’d.)
Sr. Unsec’d. Notes	5.600%	07/15/41		14,172	$12,943,964
Sr. Unsec’d. Notes	5.875	06/15/28		32	31,882
Sr. Unsec’d. Notes	8.250	08/01/23		500	506,933
Diamondback Energy, Inc.,
Gtd. Notes	3.250	12/01/26		51,435	47,145,112
Gtd. Notes(a)	3.500	12/01/29		1,459	1,260,703
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	5.375	06/26/26		3,434	3,115,067
Sr. Unsec’d. Notes	5.875	09/18/23		71,841	70,511,941
Sr. Unsec’d. Notes	6.875	04/29/30		26,440	21,588,260
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28		10,493	10,215,375
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A(a)	4.500	03/30/24		33,234	31,652,062
Sr. Sec’d. Notes, 144A	4.875	03/30/26		27,119	24,407,100
Sr. Sec’d. Notes, 144A(a)	5.375	03/30/28		8,890	7,800,975
EQT Corp.,
Sr. Unsec’d. Notes	3.900	10/01/27		50	44,938
Sr. Unsec’d. Notes	7.000	02/01/30		50	51,296
Equinor ASA (Norway),
Gtd. Notes	3.700	04/06/50		20,155	15,066,100
Gtd. Notes	4.250	11/23/41		9,026	7,491,482
Exxon Mobil Corp.,
Sr. Unsec’d. Notes(a)	3.452	04/15/51		26,280	18,741,424
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes	1.450	03/06/23(d)	CHF	19,900	10,930,244
Sr. Unsec’d. Notes	2.250	11/22/24(d)	EUR	1,200	711,540
Sr. Unsec’d. Notes	2.500	03/21/26(d)	EUR	3,000	1,630,612
Sr. Unsec’d. Notes	3.125	11/17/23(d)	EUR	40,100	24,185,967
Sr. Unsec’d. Notes	4.250	04/06/24	GBP	8,530	4,891,102
Gazprom PJSC via Gaz Finance PLC (Russia),
Sr. Unsec’d. Notes, EMTN	1.500	02/17/27(d)	EUR	1,367	777,211
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29		6,066	5,551,442
Sr. Unsec’d. Notes, 144A	6.000	04/15/30		14,575	13,278,804
Sr. Unsec’d. Notes, 144A	6.000	02/01/31		3,200	2,902,344
Sr. Unsec’d. Notes, 144A(a)	6.250	11/01/28		4,320	4,068,031
Sr. Unsec’d. Notes, 144A	6.250	04/15/32		18,650	17,169,688
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A	4.750	04/24/25		14,525	13,520,052
Sr. Unsec’d. Notes, 144A	4.750	04/19/27		3,000	2,598,375

See Notes to Financial Statements.

68

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	5.850%	12/15/45		9,983	$8,487,631
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	5.875	02/01/29		1,850	1,766,750
Gtd. Notes, 144A	7.125	02/01/27		8,860	9,015,493
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	6.200	03/15/40		4,200	4,039,823
Sr. Unsec’d. Notes	6.450	09/15/36		12,600	12,513,294
Sr. Unsec’d. Notes	6.625	09/01/30		50	52,039
Sr. Unsec’d. Notes	6.950	07/01/24		1,541	1,579,186
Sr. Unsec’d. Notes	7.950	06/15/39		1,600	1,743,014
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, EMTN	5.625	05/20/43		2,155	1,768,630
Petrobras Global Finance BV (Brazil),
Gtd. Notes	6.625	01/16/34	GBP	22,380	21,435,408
Gtd. Notes(a)	7.375	01/17/27		4,900	4,973,500
Gtd. Notes, EMTN	6.250	12/14/26	GBP	1,000	1,086,450
Petroleos Mexicanos (Mexico),
Gtd. Notes	4.750	02/26/29	EUR	14,826	10,730,608
Gtd. Notes(a)	5.350	02/12/28		8,849	7,039,132
Gtd. Notes	6.490	01/23/27		22,735	19,856,749
Gtd. Notes(a)	6.500	03/13/27		38,109	33,211,993
Gtd. Notes(a)	6.500	01/23/29		19,625	15,817,750
Gtd. Notes(a)	6.625	06/15/35		2,920	2,013,632
Gtd. Notes(a)	6.840	01/23/30		13,189	10,460,592
Gtd. Notes	9.500	09/15/27		1,590	1,610,869
Gtd. Notes, EMTN	2.750	04/21/27	EUR	2,000	1,459,892
Gtd. Notes, EMTN	3.750	02/21/24	EUR	29,100	27,720,987
Gtd. Notes, EMTN	3.750	11/16/25	GBP	4,120	3,950,537
Gtd. Notes, EMTN	4.875	02/21/28	EUR	40,310	30,743,709
Gtd. Notes, EMTN(a)	5.125	03/15/23	EUR	1,600	1,579,223
Gtd. Notes, MTN	4.625	09/21/23		5,319	5,186,025
Gtd. Notes, MTN(a)	6.750	09/21/47		18,446	11,095,269
Gtd. Notes, MTN(a)	6.875	08/04/26		9,235	8,511,386
U.S. Gov’t. Gtd. Notes	1.950	12/20/22		627	624,991
U.S. Gov’t. Gtd. Notes, 3 Month LIBOR + 0.430%	3.335(c)	02/15/24		3,300	3,292,440
Phillips 66,
Gtd. Notes(a)	2.150	12/15/30		2,150	1,666,348
Gtd. Notes(a)	4.650	11/15/34		2,965	2,654,925
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes(a)	1.900	08/15/30		17,245	13,288,854

See Notes to Financial Statements.

PGIM Total Return Bond Fund    69

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A	1.375%	09/12/26		22,400	$19,669,888
Sr. Unsec’d. Notes, 144A	3.125	07/12/41		22,410	15,782,242
Transocean, Inc.,
Gtd. Notes, 144A	7.500	01/15/26		4,450	3,782,500
Gtd. Notes, 144A(a)	8.000	02/01/27		1,950	1,579,500

					854,689,551

Oil & Gas Services 0.0%

Cameron International Corp.,
Gtd. Notes	5.950	06/01/41		2,775	2,441,017

Packaging & Containers 0.1%

ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	16,152	10,832,978
Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	10,836	7,267,681
Ardagh Packaging Finance PLC/Ardagh Holdings
USA, Inc.,
Sr. Sec’d. Notes, 144A	4.125	08/15/26		500	430,000
Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28		120	98,557
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A(a)	6.375	08/15/25		1,200	1,136,522
Gtd. Notes, 144A	6.625	05/13/27		375	358,608

					20,124,346

Pharmaceuticals 1.6%

AbbVie, Inc.,
Sr. Unsec’d. Notes	3.600	05/14/25		14,395	13,819,032
Sr. Unsec’d. Notes	4.050	11/21/39		64,070	51,608,020
Sr. Unsec’d. Notes	4.400	11/06/42		25,402	20,799,736
Sr. Unsec’d. Notes	4.500	05/14/35		20,670	18,383,881
Sr. Unsec’d. Notes	4.550	03/15/35		59,564	53,008,333
Sr. Unsec’d. Notes	4.700	05/14/45		37,711	31,389,169
Sr. Unsec’d. Notes	4.750	03/15/45		10,308	8,677,430
Sr. Unsec’d. Notes	4.850	06/15/44		9,795	8,340,495
AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29		1,000	851,741

See Notes to Financial Statements.

70

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

AmerisourceBergen Corp.,
Sr. Unsec’d. Notes	3.250%	03/01/25		3,875	$3,708,865
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28		7,050	2,719,115
Gtd. Notes, 144A	5.000	02/15/29		10,965	4,256,394
Gtd. Notes, 144A	5.250	01/30/30		16,682	6,422,570
Gtd. Notes, 144A(a)	5.250	02/15/31		24,769	9,721,832
Gtd. Notes, 144A(a)	6.250	02/15/29		48,869	19,058,910
Gtd. Notes, 144A	7.000	01/15/28		2,750	1,100,000
Gtd. Notes, 144A(a)	7.250	05/30/29		4,978	1,941,420
Sr. Sec’d. Notes, 144A(a)	4.875	06/01/28		12,850	7,870,625
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes(a)	3.700	06/06/27		5,463	5,075,180
Sr. Unsec’d. Notes	3.734	12/15/24		1,082	1,051,050
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	4.125	06/15/39		11,360	9,658,159
Cigna Corp.,
Gtd. Notes	3.250	04/15/25		10,000	9,546,187
Gtd. Notes	3.400	03/01/27		2,035	1,873,495
Gtd. Notes	4.375	10/15/28		31,225	29,347,714
Gtd. Notes	4.500	02/25/26		6,005	5,862,791
Gtd. Notes	4.900	12/15/48		4,645	3,937,372
Sr. Unsec’d. Notes	3.400	03/15/50		547	364,226
CVS Health Corp.,
Sr. Unsec’d. Notes(a)	1.875	02/28/31		36,290	27,546,831
Sr. Unsec’d. Notes	4.300	03/25/28		2,453	2,303,042
Sr. Unsec’d. Notes	5.050	03/25/48		18,225	15,476,055
Sr. Unsec’d. Notes	5.125	07/20/45		5,000	4,289,557
Sr. Unsec’d. Notes	5.300	12/05/43		7,440	6,569,260
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A	6.000	02/01/25	(d)	2	70
Mylan, Inc.,
Gtd. Notes	5.400	11/29/43		38,126	27,174,395
Gtd. Notes, 144A	3.125	01/15/23		16,635	16,540,916
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.875	09/23/23		8,917	8,727,161
Gtd. Notes(a)	3.200	09/23/26		69,545	63,894,420
Utah Acquisition Sub, Inc.,
Gtd. Notes	5.250	06/15/46		94,061	65,008,132

See Notes to Financial Statements.

PGIM Total Return Bond Fund    71

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Viatris, Inc.,
Gtd. Notes	3.850%	06/22/40	27,725	$17,262,670
Gtd. Notes	4.000	06/22/50	18,558	10,804,934

				595,991,185

Pipelines 1.8%

Antero Midstream Partners LP/Antero Midstream
Finance Corp.,
Gtd. Notes, 144A	5.750	03/01/27	3,230	3,075,286
Gtd. Notes, 144A	5.750	01/15/28	630	596,713
Gtd. Notes, 144A	7.875	05/15/26	14,960	15,251,557
Cheniere Energy, Inc.,
Sr. Unsec’d. Notes	4.625	10/15/28	50	46,131
Colorado Interstate Gas Co. LLC/Colorado Interstate
Issuing Corp.,
Gtd. Notes, 144A	4.150	08/15/26	24,840	23,376,484
DCP Midstream Operating LP,
Gtd. Notes	5.125	05/15/29	50	46,892
Gtd. Notes	5.625	07/15/27	50	48,519
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes	4.600	12/15/44	245	190,296
Energy Transfer LP,
Gtd. Notes	5.350	05/15/45	2,240	1,777,653
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)	65,450	54,190,307
Jr. Sub. Notes, Series H	6.500(ff)	11/15/26(oo)	19,835	17,078,157
Sr. Unsec’d. Notes	5.000	05/15/50	7,845	5,965,243
Sr. Unsec’d. Notes	5.150	03/15/45	1,222	951,409
Sr. Unsec’d. Notes	5.300	04/01/44	4,150	3,264,198
Sr. Unsec’d. Notes	5.300	04/15/47	6,095	4,786,552
Sr. Unsec’d. Notes	5.400	10/01/47	15,294	12,146,349
Sr. Unsec’d. Notes	6.050	06/01/41	2,500	2,204,970
Sr. Unsec’d. Notes	6.125	12/15/45	9,720	8,320,841
Sr. Unsec’d. Notes	6.250	04/15/49	37,960	33,134,203
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes	5.600	04/01/44	1,325	1,042,515
Enterprise Products Operating LLC,
Gtd. Notes(a)	3.200	02/15/52	49,075	30,363,116
Gtd. Notes	3.700	01/31/51	2,665	1,803,095
Gtd. Notes	4.200	01/31/50	5,910	4,348,099
Gtd. Notes	4.250	02/15/48	5,593	4,167,684
Gtd. Notes	4.900	05/15/46	18,296	15,001,963

See Notes to Financial Statements.

72

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Enterprise Products Operating LLC, (cont’d.)
Gtd. Notes	4.950%	10/15/54	5,000	$3,929,237
Gtd. Notes	5.100	02/15/45	8,450	7,104,221
Gtd. Notes, Series D, 3 Month LIBOR + 2.986%	5.908(c)	08/16/77	9,502	8,402,077
EQM Midstream Partners LP,
Sr. Unsec’d. Notes	5.500	07/15/28	50	44,749
Sr. Unsec’d. Notes, 144A	6.000	07/01/25	19	18,416
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A	6.375	03/30/38	4,254	3,908,135
Kinder Morgan Energy Partners LP,
Gtd. Notes	4.700	11/01/42	8,000	6,137,463
Gtd. Notes	5.000	03/01/43	1,958	1,576,794
Gtd. Notes	6.500	09/01/39	1,260	1,193,912
Kinder Morgan, Inc.,
Gtd. Notes(a)	2.000	02/15/31	35,000	26,285,352
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	3.950	03/01/50	13,250	9,038,788
Sr. Unsec’d. Notes	4.200	12/01/42	1,600	1,096,541
Sr. Unsec’d. Notes	4.200	03/15/45	2,830	1,916,188
Sr. Unsec’d. Notes	5.150	10/15/43	14,820	12,069,040
Midwest Connector Capital Co. LLC,
Gtd. Notes, 144A	3.900	04/01/24	20,820	20,033,525
Gtd. Notes, 144A	4.625	04/01/29	5,980	5,263,126
MPLX LP,
Sr. Unsec’d. Notes(a)	1.750	03/01/26	10,440	9,112,691
Sr. Unsec’d. Notes	4.000	03/15/28	6,490	5,874,824
Sr. Unsec’d. Notes	4.500	04/15/38	26,290	21,017,827
Sr. Unsec’d. Notes(a)	4.950	03/14/52	1,560	1,208,618
Sr. Unsec’d. Notes	5.200	12/01/47	2,060	1,648,020
Northwest Pipeline LLC,
Sr. Unsec’d. Notes	4.000	04/01/27	4,110	3,810,694
ONEOK Partners LP,
Gtd. Notes	6.850	10/15/37	1,000	954,383
ONEOK, Inc.,
Gtd. Notes	3.400	09/01/29	35,605	29,788,527
Gtd. Notes	4.450	09/01/49	33,477	23,030,777
Gtd. Notes	4.950	07/13/47	59,765	45,369,061
Gtd. Notes	5.200	07/15/48	3,390	2,643,145
Gtd. Notes	6.000	06/15/35	4,200	3,817,568
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	3.550	12/15/29	9,275	7,738,514
Sr. Unsec’d. Notes	4.650	10/15/25	5,190	5,014,228

See Notes to Financial Statements.

PGIM Total Return Bond Fund    73

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600%	05/15/25	5,975	$5,543,231
Sr. Unsec’d. Notes, 144A	6.875	04/15/40	6,500	5,352,325
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	10,617	9,510,366
Gtd. Notes, 144A(a)	6.000	03/01/27	3,423	3,250,410
Gtd. Notes, 144A	6.000	12/31/30	3,975	3,605,790
Gtd. Notes, 144A(a)	7.500	10/01/25	5,375	5,444,217
Targa Resources Partners LP/Targa Resources
Partners Finance Corp.,
Gtd. Notes	5.000	01/15/28	50	46,117
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A	4.150	01/15/48	835	614,161
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	4.600	03/15/48	20,015	15,910,895
Valero Energy Partners LP,
Gtd. Notes	4.500	03/15/28	7,970	7,518,640
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	9,205	7,963,638
Sr. Sec’d. Notes, 144A	4.125	08/15/31	2,380	2,034,716
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.950	06/01/25	8,815	8,375,629
Sr. Unsec’d. Notes	4.300	02/01/30	50	43,951
Sr. Unsec’d. Notes	4.750	08/15/28	3,250	3,004,449
Sr. Unsec’d. Notes	5.450	04/01/44	875	708,364
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.750	06/15/27	43,926	40,339,206
Sr. Unsec’d. Notes	3.900	01/15/25	18,356	17,712,597
Sr. Unsec’d. Notes	4.000	09/15/25	8,625	8,282,275
Sr. Unsec’d. Notes(a)	4.850	03/01/48	8,186	6,547,285
Sr. Unsec’d. Notes	4.900	01/15/45	5,902	4,694,434
Sr. Unsec’d. Notes(a)	5.300	08/15/52	3,625	3,058,558

				671,785,927

Real Estate 0.1%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A(a)	7.875	11/15/25	6,050	5,048,009
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29	3,517	2,785,252
Gtd. Notes, 144A	4.375	02/01/31	2,500	1,876,514
Gtd. Notes, 144A	5.375	08/01/28	500	431,220

See Notes to Financial Statements.

74

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate (cont’d.)

Ontario Teachers’ Cadillac Fairview Properties Trust
(Canada),
Sr. Unsec’d. Notes, 144A	3.875%	03/20/27		14,600	$13,303,669
Sinochem Offshore Capital Co. Ltd. (China),
Gtd. Notes, EMTN	0.750	11/25/25	EUR	2,000	1,764,821

					25,209,485

Real Estate Investment Trusts (REITs) 0.8%

Alexandria Real Estate Equities, Inc.,
Gtd. Notes(a)	1.875	02/01/33		9,640	6,675,818
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	3.650	06/15/24		14,830	14,298,519
Sr. Unsec’d. Notes	4.125	05/15/29		22,019	18,827,191
Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31		13,046	8,687,770
Gtd. Notes	9.750	06/15/25		10,273	9,704,042
Sr. Unsec’d. Notes	4.750	05/01/24		2,498	2,162,477
Sr. Unsec’d. Notes	4.750	02/15/28		17,845	12,167,291
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.350	09/01/24		1,260	1,180,767
Gtd. Notes	5.375	11/01/23		2,555	2,521,744
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes	3.400	02/01/25		537	512,290
Sr. Unsec’d. Notes	3.500	07/15/29		1,490	1,287,069
Highwoods Realty LP,
Sr. Unsec’d. Notes	3.875	03/01/27		5,885	5,319,946
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series I	3.500	09/15/30		36,393	28,634,947
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes(a)	5.000	10/15/27		1,866	1,595,461
Park Intermediate Holdings LLC/PK Domestic
Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500	06/01/25		5,000	5,013,150
Realty Income Corp.,
Sr. Unsec’d. Notes	2.850	12/15/32		19,830	15,513,616
Service Properties Trust,
Sr. Unsec’d. Notes	4.350	10/01/24		30,000	27,551,015
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL
Capital LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/25		50,460	49,998,526

See Notes to Financial Statements.

PGIM Total Return Bond Fund    75

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Ventas Realty LP,
Gtd. Notes	3.500%	02/01/25		5,000	$4,748,164
Gtd. Notes	3.850	04/01/27		31,660	29,245,548
Gtd. Notes	4.400	01/15/29		4,765	4,305,733
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.125	08/15/30		25	20,633
Gtd. Notes, 144A	4.250	12/01/26		13,075	11,905,071
Gtd. Notes, 144A	4.625	06/15/25		2,190	2,060,593
Welltower, Inc.,
Sr. Unsec’d. Notes	2.700	02/15/27		2,640	2,335,257
Sr. Unsec’d. Notes	2.750	01/15/31		2,250	1,732,747
Sr. Unsec’d. Notes	4.000	06/01/25		6,960	6,657,412
Sr. Unsec’d. Notes	4.125	03/15/29		1,050	933,061
Sr. Unsec’d. Notes	4.250	04/01/26		14,095	13,367,172
WP Carey, Inc.,
Sr. Unsec’d. Notes	2.400	02/01/31		12,425	9,358,698

					298,321,728

Retail 0.5%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000	10/15/30		13,500	11,019,375
At Home Group, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.875	07/15/28		1,300	944,485
AutoZone, Inc.,
Sr. Unsec’d. Notes	3.250	04/15/25		18,000	17,100,997
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes(a)	4.375	02/07/25	EUR	29,200	24,687,678
Sr. Sec’d. Notes(a)	6.250	10/30/25	EUR	74,133	63,134,713
Sr. Sec’d. Notes, 144A	4.375	02/07/25	EUR	12,500	10,568,654
Fertitta Entertainment LLC/Fertitta Entertainment
Finance Co., Inc.,
Sr. Sec’d. Notes, 144A	4.625	01/15/29		6,200	5,391,060
Gap, Inc. (The),
Gtd. Notes, 144A(a)	3.875	10/01/31		13,000	8,970,151
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes	1.750	03/15/31		1,461	1,085,521
Patrick Industries, Inc.,
Gtd. Notes, 144A	7.500	10/15/27		300	274,814
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25		39,699	37,612,573

					180,790,021

See Notes to Financial Statements.

76

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Semiconductors 0.5%

Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A	3.137%	11/15/35	41,909	$29,068,482
Sr. Unsec’d. Notes, 144A	3.187	11/15/36	219,190	149,555,553
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes	3.150	05/01/27	7,190	6,339,783
Gtd. Notes	3.400	05/01/30	9,130	7,565,574

				192,529,392

Software 0.3%

Activision Blizzard, Inc.,
Sr. Unsec’d. Notes	2.500	09/15/50	2,035	1,207,984
Black Knight InfoServ LLC,
Gtd. Notes, 144A	3.625	09/01/28	50	43,485
Boxer Parent Co., Inc.,
Sec’d. Notes, 144A	9.125	03/01/26	14,859	14,215,766
Microsoft Corp.,
Sr. Unsec’d. Notes	2.525	06/01/50	1,535	964,560
Sr. Unsec’d. Notes(a)	2.921	03/17/52	12,025	8,141,802
Oracle Corp.,
Sr. Unsec’d. Notes	2.950	05/15/25	42,350	39,822,339
Sr. Unsec’d. Notes	3.800	11/15/37	18,135	13,231,377
Sr. Unsec’d. Notes(a)	3.850	04/01/60	32,315	19,499,722
Sr. Unsec’d. Notes	4.100	03/25/61	11,026	6,908,699

				104,035,734

Telecommunications 2.5%

Altice France SA (France),
Sr. Sec’d. Notes, 144A	8.125	02/01/27	10,202	9,316,977
AT&T, Inc.,
Sr. Unsec’d. Notes(a)	2.300	06/01/27	3,300	2,880,018
Sr. Unsec’d. Notes(a)	2.550	12/01/33	21,058	15,535,141
Sr. Unsec’d. Notes	3.500	09/15/53	113,155	72,731,527
Sr. Unsec’d. Notes	3.550	09/15/55	19,994	12,654,946
Sr. Unsec’d. Notes(a)	3.650	09/15/59	73,611	46,621,977
Sr. Unsec’d. Notes	3.800	12/01/57	7,661	5,047,451
Sr. Unsec’d. Notes	4.300	02/15/30	15,455	14,107,795
Digicel Group Holdings Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000%and PIK 3.000%	8.000	04/01/25	648	220,153

See Notes to Financial Statements.

PGIM Total Return Bond Fund    77

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Digicel International Finance Ltd./Digicel
International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A(a)	8.000%	12/31/26			14,640	$8,546,315
Gtd. Notes, 144A, Cash coupon 6.000% and PIK
7.000%	13.000	12/31/25			28,344	18,990,413
Sr. Sec’d. Notes, 144A(a)	8.750	05/25/24			68,274	57,832,345
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23			36,750	19,477,500
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	6.500	10/15/26			15,350	14,187,391
Sr. Sec’d. Notes, 144A	7.000	10/15/28			9,175	8,303,375
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes^	5.500	08/01/23	(d)		2,000	2
Gtd. Notes, 144A^	8.500	10/15/24	(d)		2,400	2
Gtd. Notes, 144A^(a)	9.750	07/15/25	(d)		2,625	3
Sr. Sec’d. Notes, 144A(a)	6.500	03/15/30			83,590	76,663,733
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400	03/01/27			21,986	18,952,968
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, Series P(a)	7.600	09/15/39			1,000	691,003
Sr. Unsec’d. Notes, Series U	7.650	03/15/42			50	33,548
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes	4.600	05/23/29			20,980	19,282,714
Sprint Capital Corp.,
Gtd. Notes	8.750	03/15/32			29,300	34,374,130
Sprint Communications LLC,
Gtd. Notes	6.000	11/15/22			16,935	16,937,859
Sprint Corp.,
Gtd. Notes	7.125	06/15/24			39,580	40,198,566
Gtd. Notes	7.625	02/15/25			24,159	24,945,282
Gtd. Notes(a)	7.875	09/15/23			79,334	80,625,574
TalkTalk Telecom Group Ltd. (United Kingdom),
Gtd. Notes	3.875	02/20/25		GBP	5,000	4,558,530
T-Mobile USA, Inc.,
Gtd. Notes	2.625	02/15/29			14,375	11,929,185
Gtd. Notes	3.300	02/15/51			9,414	6,026,124
Sr. Unsec’d. Notes(a)	2.250	11/15/31			9,000	6,815,221
Sr. Unsec’d. Notes	2.550	02/15/31			19,800	15,652,660
Sr. Unsec’d. Notes(a)	3.000	02/15/41			40,760	27,370,035
Sr. Unsec’d. Notes	3.875	04/15/30			13,050	11,547,405
Sr. Unsec’d. Notes	4.375	04/15/40			19,890	16,212,223
Sr. Unsec’d. Notes	4.500	04/15/50			31,495	25,000,054

See Notes to Financial Statements.

78

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.650%	11/20/40		121,425	$77,071,387
Sr. Unsec’d. Notes	3.150	03/22/30		100,000	84,761,641
Sr. Unsec’d. Notes	3.400	03/22/41		57,405	40,713,434

					946,816,607

Transportation 0.3%

Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	4.375	09/01/42		2,850	2,382,563
Sr. Unsec’d. Notes	4.700	09/01/45		3,400	2,918,057
CP - Comboios de Portugal EPE (Portugal),
Sr. Unsec’d. Notes	5.700	03/05/30	EUR	37,150	41,029,657
Indian Railway Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN(a)	3.570	01/21/32		7,820	6,088,847
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes	5.875	07/05/34		4,719	4,377,075
Societe Nationale SNCF SA (France),
Sr. Unsec’d. Notes, EMTN	5.375	03/18/27	GBP	25,000	29,490,249
Union Pacific Corp.,
Sr. Unsec’d. Notes	2.950	03/10/52		8,960	5,665,501
Sr. Unsec’d. Notes(a)	3.250	02/05/50		19,231	13,139,716
XPO Logistics, Inc.,
Gtd. Notes, 144A	6.250	05/01/25		22	22,244

					105,113,909

Water 0.0%

American Water Capital Corp.,
Sr. Unsec’d. Notes	2.800	05/01/30		3,975	3,325,610
Sr. Unsec’d. Notes	3.750	09/01/47		4,795	3,470,437

					6,796,047

TOTAL CORPORATE BONDS
(cost $18,012,895,083)					14,666,338,140

FLOATING RATE AND OTHER LOANS 1.5%

Airlines 0.1%

United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%	8.108(c)	04/21/28		20,174	19,647,346

See Notes to Financial Statements.

PGIM Total Return Bond Fund    79

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Chemicals 0.0%

TPC Group, Inc.,
Term Loan DIP Facility, 1 - 3 Month SOFR + 10.114%^	13.383%(c)	03/01/23		1,037	$1,037,431

Commercial Services 0.0%

Adtalem Global Education, Inc.,
Term B Loan, 1 Month LIBOR + 4.000%	7.572(c)	08/12/28		4,295	4,240,153

Computers 0.2%

McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.750%	7.636(c)	03/01/29		55,586	50,559,796
Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%	7.504(c)	02/01/28		24,359	23,410,367

					73,970,163

Insurance 0.0%

Asurion LLC,
New B-7 Term Loan, 1 Month LIBOR + 3.000%	6.754(c)	11/03/24		3,437	3,245,986
New B-8 Term Loan, 1 Month LIBOR + 3.250%	7.004(c)	12/23/26		10,808	9,615,303

					12,861,289

Internet 0.0%

Speedster Bidco GmbH (Germany),
Second Lien Term Loan, 3 Month EURIBOR + 6.250%	8.108(c)	03/31/28	EUR	3,975	3,218,746

Media 0.1%

CSC Holdings LLC,
2017 Refinancing Term Loan, 1 Month LIBOR + 2.250%	5.662(c)	07/17/25		10,309	9,956,860
September 2019 Term Loan, 1 Month LIBOR + 2.500%	6.373(c)	04/15/27		9,480	8,981,930

Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.100%	11.894(c)	05/25/26		3,142	3,007,023
Second Lien Term Loan, 1 Month SOFR + 3.350%	7.144(c)	08/24/26		55,445	10,650,006

iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%	6.754(c)	05/01/26		7,452	7,027,539

					39,623,358

See Notes to Financial Statements.

80

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Metal Fabricate/Hardware 0.2%

Tank Holding Corp.,
Initial Term Loan, 1 Month SOFR + 5.850%	9.579%(c)	03/31/28		57,631	$55,013,155

Oil & Gas 0.1%

Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	12.941(c)	11/01/25		23,181	24,301,407

Pharmaceuticals 0.0%

Nidda Healthcare Holding GmbH (Germany),
Term Loan F(GBP), SONIA + 4.520%	5.479(c)	08/21/26	GBP	17,000	16,473,782

Real Estate Investment Trusts (REITs) 0.0%

Blackstone Mortgage Trust, Inc.,
Term Loan, 1 Month LIBOR + 2.250%^	6.004(c)	04/23/26		12,370	11,936,889

Retail 0.6%

CD&R Dock Bidco Ltd. (United Kingdom),
Facility B, SONIA + 5.033%	7.217(c)	03/16/26	GBP	7,900	8,032,955
Initial Facility Loan, SONIA + 8.783%	10.967(c)	03/15/27	GBP	10,100	9,092,404

Constellation Automotive Group Ltd. (United Kingdom),
Facility 1 Loan, SONIA + 7.500%	9.190(c)	07/27/29	GBP	11,975	7,690,441

EG Finco Ltd. (United Kingdom),
Facility B (Euro) Loan, 3 Month EURIBOR + 4.000%	5.193(c)	02/07/25	EUR	28,486	25,781,754
Term B, SONIA + 4.869%	7.058(c)	02/06/25	GBP	12,821	13,048,894

EG Group Ltd. (United Kingdom),
Additional Second Lien Loan Facility, 3 Month EURIBOR + 7.000%	7.000(c)	04/30/27	EUR	143,012	122,487,866

Stonegate Pub Co. Bidco Holdings Ltd. (United Kingdom),
Second Lien Delayed Draw Term Loan, 6 Month GBP LIBOR + 8.500%^	9.715(c)	03/06/28	GBP	44,050	40,918,397

					227,052,711

Telecommunications 0.2%

CenturyLink, Inc.,
Term B Loan, 1 Month LIBOR + 2.250%	6.004(c)	03/15/27		14,712	13,673,399

See Notes to Financial Statements.

PGIM Total Return Bond Fund    81

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Telecommunications (cont’d.)

Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 1 Month LIBOR + 3.250%	7.004%(c)	05/27/24	37,956	$32,293,935

West Corp.,
Incremental B1 Term Loan, 3 Month LIBOR + 3.500%	7.915(c)	10/10/24	1,248	1,085,208
Initial Term B Loan, 3 Month LIBOR + 4.000%	8.415(c)	10/10/24	28,075	24,580,849

				71,633,391

TOTAL FLOATING RATE AND OTHER LOANS (cost $680,141,038)				561,009,821

MUNICIPAL BONDS 0.9%

California 0.1%

Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2	6.263	04/01/49	12,630	13,631,238
Taxable, Revenue Bonds, BABs, Series S3	6.907	10/01/50	525	603,982

City of Los Angeles Department of Airports,
Taxable, Revenue Bonds, BABs	6.582	05/15/39	4,840	5,120,602

Los Angeles County Public Works Financing Authority,
Revenue Bonds, BABs, Series Z	7.618	08/01/40	4,300	5,129,979

Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs	5.716	07/01/39	8,475	8,674,128

Los Angeles Department of Water & Power, Water System Revenue,
Taxable, Revenue Bonds, BABs, Series C	6.008	07/01/39	6,200	6,418,382

State of California,
General Obligation Unlimited, BABs	7.300	10/01/39	835	954,309
General Obligation Unlimited, Taxable, BABs	7.625	03/01/40	275	326,204
General Obligation Unlimited, Taxable, BABs	7.550	04/01/39	1,600	1,899,446

University of California,
Taxable, Revenue Bonds, Series AP	3.931	05/15/45	2,050	1,755,520
Taxable, Revenue Bonds, Series AQ	4.767	05/15/2115	4,900	3,710,496
Taxable, Revenue Bonds, Series J	4.131	05/15/45	2,250	1,893,213

				50,117,499

See Notes to Financial Statements.

82

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Colorado 0.0%

Colorado Bridge Enterprise,
Taxable, Revenue Bonds, BABs, Series SR	6.078%	12/01/40	1,000	$1,025,768

Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B	5.844	11/01/50	3,320	3,445,120

				4,470,888

District of Columbia 0.0%

District of Columbia Water & Sewer Authority,
Taxable, Revenue Bonds, Series A	4.814	10/01/2114	15,765	12,517,261

Illinois 0.3%

Illinois State Toll Highway Authority,
Taxable, Revenue Bonds, BABs, Series A	6.184	01/01/34	5,000	5,197,445

State of Illinois,
General Obligation Unlimited, Series D	5.000	11/01/22	79,600	79,600,000
General Obligation Unlimited, Taxable	5.100	06/01/33	19,045	17,706,103

				102,503,548

Kentucky 0.0%

Kentucky State Property & Building Commission,
Revenue Bonds, BABs, Series C	5.373	11/01/25	1,900	1,883,321

Michigan 0.1%

Michigan Finance Authority,
Revenue Bonds, Series G	3.084	12/01/34	10,720	8,449,949
Taxable, Revenue Bonds	3.384	12/01/40	13,895	10,339,749

				18,789,698

New Jersey 0.1%

New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A(a)	7.102	01/01/41	15,953	18,172,000
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	12,865	15,092,211

Rutgers The State University of New Jersey,
Taxable, Revenue Bonds, BABs, Series H	5.665	05/01/40	1,350	1,335,807

				34,600,018

New York 0.1%

Metropolitan Transportation Authority,
Taxable, Revenue Bonds, BABs	6.687	11/15/40	700	691,587

See Notes to Financial Statements.

PGIM Total Return Bond Fund    83

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New York (cont’d.)

New York City Municipal Water Finance Authority,
Taxable, Revenue Bonds, BABs	5.882%	06/15/44	920	$941,549

New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs	4.725	11/01/23	1,400	1,395,100
Taxable, Revenue Bonds, BABs	4.905	11/01/24	1,100	1,096,934

New York State Urban Development Corp.,
Taxable, Revenue Bonds, BABs	5.770	03/15/39	18,800	19,095,648

Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 174	4.458	10/01/62	2,600	2,107,936
Consolidated, Taxable, Revenue Bonds, Series 192	4.810	10/15/65	8,650	7,414,872
Consolidated, Taxable, Revenue Bonds, Series 210	4.031	09/01/48	4,000	3,119,663

				35,863,289

Ohio 0.0%

Ohio State University (The),
Taxable, Revenue Bonds, Series A	4.800	06/01/2111	7,815	6,222,955
Taxable, Revenue Bonds, BABs, Series C	4.910	06/01/40	295	274,782

				6,497,737

Oklahoma 0.0%

Oklahoma Development Finance Authority,
Taxable, Revenue Bonds, Series C	5.450	08/15/28	5,000	4,310,772

Oregon 0.0%

State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A	5.834	11/15/34	675	702,032

Pennsylvania 0.0%

Pennsylvania Turnpike Commission,
Revenue Bonds, BABs	6.105	12/01/39	400	407,076
Revenue Bonds, BABs, Series B	5.511	12/01/45	5,370	5,178,626
University of Pittsburgh-of the Commonwealth System of Higher Education,
Taxable, Revenue Bonds	3.555	09/15/2119	20,900	12,071,609

				17,657,311

See Notes to Financial Statements.

84

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Puerto Rico 0.1%

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Restructured, Series A-1	4.750%	07/01/53	2,250	$1,882,215
Revenue Bonds, Series A-1	5.000	07/01/58	27,600	23,612,386

				25,494,601

Texas 0.1%

City of San Antonio Electric & Gas Systems Revenue,
Revenue Bonds, BABs	5.985	02/01/39	1,000	1,038,944
Taxable, Revenue Bonds	4.427	02/01/42	6,480	5,813,399

Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series C	2.919	11/01/50	2,035	1,341,527

Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B	3.922	12/31/49	20,905	15,001,081

				23,194,951

Virginia 0.0%

University of Virginia,
Taxable, Revenue Bonds, Series C	4.179	09/01/2117	8,135	5,786,877

TOTAL MUNICIPAL BONDS (cost $412,712,621)				344,389,803

RESIDENTIAL MORTGAGE-BACKED SECURITIES 4.1%

Alternative Loan Trust,
Series 2004-18CB, Class 3A1	5.250	09/25/19	3	3,141

APS Resecuritization Trust,
Series 2016-01, Class 1A, 144A, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)	3.278(c)	07/27/57	1,228	1,215,559

Banc of America Funding Corp.,
Series 2015-R03, Class 2A1, 144A, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)	3.716(c)	02/27/37	946	941,429

Banc of America Funding Trust,
Series 2005-D, Class A1	3.295(cc)	05/25/35	24	22,318
Series 2006-I, Class 4A1	3.407(cc)	10/20/46	26	20,936
Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)	5.683(c)	09/26/45	38	37,934
Series 2015-R02, Class 5A1, 144A, 1 Month LIBOR + 0.165%	3.751(c)	09/29/36	291	289,534

See Notes to Financial Statements.

PGIM Total Return Bond Fund    85

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)

Banc of America Mortgage Trust,
Series 2004-E, Class 2A6	3.587%(cc)	06/25/34	141	$133,175

Bear Stearns Adjustable Rate Mortgage Trust,
Series 2002-11, Class 1A1	3.472(cc)	02/25/33	1	1,008
Series 2005-04, Class 3A1	3.863(cc)	08/25/35	98	89,754
Series 2007-03, Class 1A1	3.239(cc)	05/25/47	132	116,599

Bear Stearns ALT-A Trust,
Series 2005-04, Class 23A1	3.108(cc)	05/25/35	65	60,025
Series 2005-04, Class 23A2	3.108(cc)	05/25/35	22	20,039

Bellemeade Re Ltd.,
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	5.436(c)	10/25/28	4,763	4,755,249
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)	7.586(c)	08/26/30	1,544	1,546,020
Series 2020-03A, Class M1B, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	6.436(c)	10/25/30	1,594	1,594,822
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)	7.286(c)	10/25/30	13,505	13,581,009
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)	4.747(c)	03/25/31	26,886	26,820,280
Series 2021-01A, Class M1C, 144A, 30 Day Average SOFR + 2.950% (Cap N/A, Floor 2.950%)	5.947(c)	03/25/31	9,400	9,096,212
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)	4.397(c)	09/25/31	10,950	10,208,823

Central Park Funding Trust,
Series 2021-03, Class PT, 144A, 1 Month LIBOR + 2.950% (Cap N/A, Floor 2.950%)	6.063(c)	03/01/23	125,134	123,735,480

CHL Mortgage Pass-Through Trust,
Series 2003-53, Class A1	3.446(cc)	02/19/34	5,526	5,139,625
Series 2005-29, Class A1	5.750	12/25/35	385	201,778
Series 2005-HYB09, Class 3A2A, 12 Month LIBOR + 1.750% (Cap 11.000%, Floor 1.750%)	5.910(c)	02/20/36	8	6,748

Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A	3.579(cc)	09/25/47	3,148	2,753,761

Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)	5.736(c)	09/25/31	665	662,892
Series 2021-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 0.000%)	4.547(c)	10/25/41	11,730	10,973,644

See Notes to Financial Statements.

86

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Connecticut Avenue Securities Trust, (cont’d.)
Series 2022-R02, Class 2B1, 144A, 30 Day Average SOFR + 4.500% (Cap N/A, Floor 0.000%)	7.497%(c)	01/25/42	16,850	$15,101,807
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)	9.247(c)	03/25/42	13,590	13,296,781
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class PT, 144A	3.961(cc)	09/25/57	19,479	15,797,128
Eagle Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	5.286(c)	11/25/28	18,411	18,268,222
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)	5.386(c)	04/25/29	9,866	9,504,384
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)	5.147(c)	10/25/33	24,705	24,686,162
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)	5.697(c)	10/25/33	45,665	45,390,362
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)	6.447(c)	04/25/34	40,750	39,404,321
Fannie Mae Connecticut Avenue Securities,
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)	4.997(c)	11/25/41	12,930	11,446,126
Fannie Mae REMIC,
Series 2000-32, Class FM, 1 Month LIBOR + 0.450% (Cap 9.000%, Floor 0.450%)	3.893(c)	10/18/30	—(r)	423
Series 2001-29, Class Z	6.500	07/25/31	13	13,680
Series 2012-132, Class KI, IO	3.000	12/25/32	5,771	573,512
Series 2013-57, Class MI, IO	3.000	06/25/28	1,436	78,391
Series 2014-05, Class AI, IO	4.500	04/25/43	2,242	379,555
Series 2015-51, Class CI, IO	4.000	07/25/45	3,665	648,799
Series 2016-30, Class CI, IO	3.000	05/25/36	2,963	288,180
Series 2016-74, Class GM	2.500	09/25/43	12,588	11,605,618
Series 2017-83, Class IO, IO	4.000	10/25/47	2,511	451,405
Series 2018-16, Class MB	3.500	07/25/46	3,450	3,255,383
Series 2018-24, Class BH	3.500	04/25/48	4,992	4,554,958
Series 2018-58, Class BI, IO	4.000	08/25/48	1,821	244,258
Series 2019-08, Class Z	3.500	03/25/49	2,592	2,046,218
Series 2019-13, Class LZ	4.000	04/25/49	12,987	11,951,847
Series 2019-13, Class VA	4.000	02/25/32	900	894,405

See Notes to Financial Statements.

PGIM Total Return Bond Fund    87

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA01, Class M2, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)	5.286%(c)	01/25/50	3,017	$2,962,738
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)	5.436(c)	02/25/50	10,815	10,622,784
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)	8.686(c)	06/25/50	7,730	7,963,231
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)	9.586(c)	08/25/50	25,210	26,340,409
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)	7.336(c)	08/25/50	8	7,775
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)	7.797(c)	10/25/50	10,705	10,606,983
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	5.797(c)	10/25/50	10,249	10,248,916
Series 2020-DNA06, Class M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)	4.997(c)	12/25/50	2,712	2,666,932
Series 2020-HQA02, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 0.000%)	6.686(c)	03/25/50	1,852	1,853,013
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)	7.186(c)	07/25/50	1,002	1,001,763
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)	8.836(c)	09/25/50	15,495	15,323,611
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)	6.736(c)	09/25/50	329	328,934
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)	5.647(c)	01/25/51	6,000	5,102,892
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	6.497(c)	10/25/33	43,850	37,510,439
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	6.047(c)	01/25/34	27,900	24,252,148
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)	4.647(c)	01/25/34	15,262	14,847,489
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	6.397(c)	10/25/41	45,750	40,259,973

See Notes to Financial Statements.

88

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

FHLMC Structured Agency Credit Risk REMIC Trust, (cont’d.)
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)	6.147%(c)	12/25/33	12,900	$10,272,844
Series 2021-HQA02, Class M2, 144A, 30 Day Average SOFR + 2.050% (Cap N/A, Floor 0.000%)	5.047(c)	12/25/33	13,960	12,295,703
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	6.347(c)	09/25/41	24,730	21,137,658
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	5.097(c)	09/25/41	46,910	39,903,100
Series 2021-HQA04, Class B1, 144A, 30 Day Average SOFR + 3.750% (Cap N/A, Floor 0.000%)	6.747(c)	12/25/41	11,160	9,387,325
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)	5.347(c)	12/25/41	30,400	25,559,758

FHLMC Structured Agency Credit Risk Trust,
Series 2019-DNA04, Class M2, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)	5.536(c)	10/25/49	394	389,878

FHLMC Structured Pass-Through Certificates,
Series T-61, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400% (Cap N/A, Floor 1.400%)	2.771(c)	07/25/44	61	63,086
Series T-63, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200% (Cap N/A, Floor 1.200%)	2.304(c)	02/25/45	7	6,889

Freddie Mac REMIC,
Series 1628, Class LZ	6.500	12/15/23	1	1,315
Series 1935, Class JZ	7.000	02/15/27	26	26,539
Series 2241, Class PH	7.500	07/15/30	15	15,789
Series 3795, Class VZ	4.000	01/15/41	2,408	2,261,678
Series 3889, Class DZ	4.000	01/15/41	2,482	2,309,452
Series 4135, Class AI, IO	3.500	11/15/42	7,128	1,076,572
Series 4372, Class GI, IO	4.500	08/15/44	4,274	784,560
Series 4456, Class BI, IO	4.000	05/15/44	801	126,084
Series 4468, Class IO, IO	4.500	05/15/45	4,925	807,208
Series 4500, Class ZX	4.000	07/15/45	1,940	1,791,161
Series 4735, Class IM, IO	4.000	12/15/47	8,032	1,575,320
Series 4736, Class IP, IO	4.000	08/15/47	1,889	294,854
Series 4751, Class PI, IO	4.000	11/15/47	1,335	225,017
Series 4795, Class WQ	4.000	07/15/46	2,037	1,971,531
Series 4801, Class ZD	4.000	06/15/48	4,772	4,289,124

See Notes to Financial Statements.

PGIM Total Return Bond Fund    89

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Freddie Mac REMIC, (cont’d.)
Series 4802, Class EZ	4.000%	06/15/48	4,662	$4,340,083
Series 4831, Class BA	3.500	10/15/44	1,228	1,200,310
Series 4868, Class KL	4.000	12/15/45	281	280,047
Series 4870, Class K	4.000	04/15/49	20,131	18,939,370
Series 4903, Class ED	2.750	09/15/48	4,878	4,222,325
Series 4903, Class IP, IO	4.500	07/25/49	9,209	2,320,361
Series 4939, Class KT	3.000	07/15/48	17,488	15,444,319
Series 4946, Class KB	3.000	12/15/48	8,118	7,274,301

Freddie Mac Strips,
Series 304, Class C54, IO	4.000	12/15/32	2,491	308,071

Government National Mortgage Assoc.,
Series 2013-99, Class AX	3.000	07/20/43	1,290	1,141,568
Series 2015-064, Class IA, IO	4.000	05/20/45	9,198	1,575,330
Series 2015-165, Class IB, IO	3.500	11/20/42	3,953	421,217
Series 2016-01, Class ZP	3.000	01/20/46	6,880	5,431,893
Series 2016-161, Class PI, IO	3.500	06/20/46	20,394	3,147,576
Series 2016-69, Class B	3.000	05/20/46	13,205	11,534,802
Series 2017-134, Class ZK	3.000	08/20/47	6,123	4,585,125
Series 2018-05, Class IB, IO	4.000	01/20/48	11,027	2,163,206
Series 2018-21, Class IH, IO	4.500	02/20/48	3,987	800,934
Series 2018-59, Class PZ	3.000	09/20/46	6,411	5,661,094
Series 2019-159, Class IJ, IO	3.500	12/20/49	11,826	2,438,642

GSMSC Resecuritization Trust,
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	3.726(c)	10/26/36	2,838	2,796,288

Home Re Ltd.,
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	5.236(c)	05/25/29	6,453	6,417,027
Series 2020-01, Class M1C, 144A, 1 Month LIBOR + 4.150% (Cap N/A, Floor 4.150%)	7.736(c)	10/25/30	6,484	6,496,788
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)	4.597(c)	01/25/34	26,185	25,623,738
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	5.797(c)	01/25/34	41,170	38,774,087

Impac CMB Trust,
Series 2005-01, Class 1A1, 1 Month LIBOR + 0.520% (Cap 11.250%, Floor 0.520%)	4.106(c)	04/25/35	766	699,231

IndyMac Adjustable Rate Mortgage Trust,
Series 2001-H02, Class A1	3.686(cc)	01/25/32	1	1,063

See Notes to Financial Statements.

90

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

IndyMac INDX Mortgage Loan Trust,
Series 2007-FLX04, Class 2A1, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)	3.766%(c)	07/25/37		2,018	$1,744,544

JPMorgan Alternative Loan Trust,
Series 2006-A01, Class 4A1	2.905(cc)	03/25/36		82	68,206

Jupiter Mortgage No. 1 PLC (United Kingdom),
Series 01A, Class B, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)	3.088(c)	07/20/60	GBP	44,600	49,863,586

Loan Revolving Advance Investment Trust,
Series 2021-02, Class A1X, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	6.089(c)	06/30/23		62,362	61,753,826
Series 2021-02, Class A1Y, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	6.089(c)	06/30/23		31,559	31,251,045

New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	4.336(c)	01/25/48		13,518	13,020,615

Oaktown Re II Ltd.,
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	5.136(c)	07/25/28		6,407	6,399,062

Oaktown Re V Ltd.,
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)	7.186(c)	10/25/30		2,698	2,699,572

Oaktown Re VI Ltd.,
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 1.650%)	4.647(c)	10/25/33		13,817	13,772,255
Series 2021-01A, Class M1B, 144A, 30 Day Average SOFR + 2.050% (Cap N/A, Floor 2.050%)	5.047(c)	10/25/33		19,887	19,632,506

Oaktown Re VII Ltd.,
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)	5.897(c)	04/25/34		44,200	41,271,927

PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)	7.411(c)	12/25/22		101,653	99,499,230
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)	6.496(c)	02/27/24		16,755	15,958,617

PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	6.436(c)	02/25/23		49,679	49,024,896
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	6.236(c)	08/25/25		45,300	44,377,995

See Notes to Financial Statements.

PGIM Total Return Bond Fund    91

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Prime Mortgage Trust,
Series 2004-CL01, Class 1A2, 1 Month LIBOR + 0.400% (Cap 8.000%, Floor 0.400%)	3.986%(c)	02/25/34	5	$4,981

Radnor Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	4.986(c)	03/25/28	1,367	1,366,715
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)	6.286(c)	03/25/28	18,290	18,176,324
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	4.536(c)	01/25/30	2,364	2,357,762
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	5.036(c)	01/25/30	24,000	23,751,710
Series 2021-01, Class M1A, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 1.650%)	4.647(c)	12/27/33	16,680	16,621,659
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 1.850%)	4.847(c)	11/25/31	30,477	29,683,807
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)	6.697(c)	11/25/31	42,300	39,725,537

Regal Trust IV,
Series 1999-01, Class A, 144A, Cost of Funds for the 11th District of San Francisco + 1.500% (Cap N/A, Floor 1.500%)	2.162(c)	09/29/31	6	5,420

RFMSI Trust,
Series 2003-S09, Class A1	6.500	03/25/32	6	5,730

Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3	3.656(cc)	02/25/34	53	49,189
Series 2004-18, Class 3A1	3.227(cc)	12/25/34	4,832	4,445,936

Structured Asset Mortgage Investments Trust,
Series 2002-AR03, Class A1, 1 Month LIBOR + 0.660% (Cap 11.000%, Floor 0.660%)	4.140(c)	09/19/32	6	5,257

Vendee Mortgage Trust,
Series 2011-02, Class DZ	3.750	10/15/41	2,604	2,381,951

Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2004-AR08, Class A1, 1 Month LIBOR + 0.840% (Cap 10.500%, Floor 0.840%)	4.426(c)	06/25/44	640	582,328
Series 2004-AR10, Class A3, 1 Month LIBOR + 1.100% (Cap 10.500%, Floor 1.100%)	4.686(c)	07/25/44	984	877,966
Series 2005-AR05, Class A6	3.311(cc)	05/25/35	391	378,508

See Notes to Financial Statements.

92

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Washington Mutual MSC Mortgage Pass-Through Certificates Trust,
Series 2003-AR01, Class 2A	3.216%(cc)	02/25/33		—(r)	$222

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $1,656,592,990)					1,557,179,874

SOVEREIGN BONDS 4.5%

1MDB Global Investments Ltd. (Malaysia),
Sr. Unsec’d. Notes	4.400	03/09/23		46,900	45,844,750

Albania Government International Bond (Albania),
Bonds	2.708(s)	08/31/25		91,274	79,596,428

Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	0.670	12/31/38(d)	JPY	402,629	365,115

Brazil Loan Trust 1 (Brazil),
Gov’t. Gtd. Notes(a)	5.477	07/24/23		11,068	10,968,624

Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes	5.333	02/15/28		99,234	95,159,204

Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes(a)	1.375	09/23/50	EUR	21,615	10,270,647

Chile Government International Bond (Chile),
Sr. Unsec’d. Notes(a)	1.750	01/20/26	EUR	30,000	27,540,675

Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	4.500	01/28/26		6,000	5,386,125
Sr. Unsec’d. Notes	7.375	09/18/37		1,015	854,059
Sr. Unsec’d. Notes	8.375	02/15/27		900	897,354

Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes	5.500	04/04/23		33,934	33,887,341
Sr. Unsec’d. Notes(a)	6.000	01/26/24		60,931	61,208,998

Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	5.500	02/22/29		2,764	2,402,607
Sr. Unsec’d. Notes, 144A	5.500	01/27/25		6,000	5,856,750
Sr. Unsec’d. Notes, 144A(a)	5.500	02/22/29		49,030	42,619,327
Sr. Unsec’d. Notes, 144A	6.000	07/19/28		6,400	5,823,200

Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN	4.750	04/16/26	EUR	10,855	8,085,818

Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A	3.375	08/05/26		8,420	7,636,383
Sr. Unsec’d. Notes, 144A	3.875	02/01/28		11,845	10,504,146

Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes	5.200	07/17/34	EUR	191,000	187,149,439

See Notes to Financial Statements.

PGIM Total Return Bond Fund    93

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Hellenic Republic Government International Bond (Greece), (cont’d.)
Sr. Unsec’d. Notes	6.140%	04/14/28	EUR	132,800	$140,494,617

Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	0.900	02/14/27	EUR	23,162	19,203,151
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	21,310	13,792,779
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	15,265	13,202,760
Sr. Unsec’d. Notes	1.750	04/24/25	EUR	290	268,107
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	55,614	53,253,324
Sr. Unsec’d. Notes	7.750	01/17/38		3,000	3,309,938
Sr. Unsec’d. Notes, 144A	7.750	01/17/38		2,500	2,758,281
Sr. Unsec’d. Notes, EMTN	2.625	06/14/23	EUR	34,000	33,354,796
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	29,251	26,880,176

Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes, 144A	5.125	06/15/25	EUR	7,375	6,756,750

Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A	3.375	09/27/23		12,000	11,817,344
Sr. Unsec’d. Notes, 144A, MTN	2.125	10/25/23		15,000	14,634,942
Sr. Unsec’d. Notes, EMTN	2.125	10/25/23		14,400	14,049,544
Sr. Unsec’d. Notes, GMTN	3.250	05/02/24		43,000	41,974,241

Panama Government International Bond (Panama),
Sr. Unsec’d. Notes	9.375	01/16/23		10,800	10,881,000

Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes	3.750	03/01/30	EUR	36,700	33,158,728

Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes	9.500	02/02/30		3,500	4,200,385
Sr. Unsec’d. Notes, EMTN	0.875	05/17/27	EUR	5,000	4,228,784

Province of Alberta (Canada),
Sr. Unsec’d. Notes(a)	1.300	07/22/30		21,630	17,029,232

Province of British Columbia (Canada),
Bonds	7.250	09/01/36		17,530	21,583,450

Province of Quebec (Canada),
Sr. Unsec’d. Notes, Series NJ	7.500	07/15/23		705	717,102
Sr. Unsec’d. Notes, Series PD	7.500	09/15/29		5,020	5,832,197
Unsec’d. Notes, MTN	7.295	07/22/26		474	512,445
Unsec’d. Notes, MTN	7.365	03/06/26		82	88,294
Unsec’d. Notes, MTN	7.380	04/09/26		100	107,920

Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A	5.103	04/23/48		10,705	9,940,556

See Notes to Financial Statements.

94

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Repubic of Italy Government International Bond Coupon Strips (Italy),
Sr. Unsec’d. Notes	1.689%(s)	02/20/31	EUR	23,219	$15,875,800
Sr. Unsec’d. Notes	3.486(s)	03/27/23		4,000	3,912,963

Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes	2.375	10/17/24		9,601	8,948,674
Sr. Unsec’d. Notes(a)	2.875	10/17/29		178,800	143,856,472
Sr. Unsec’d. Notes	3.875	05/06/51		700	444,820
Sr. Unsec’d. Notes, EMTN	3.444	12/31/24	EUR	3,005	2,981,190
Sr. Unsec’d. Notes, EMTN	6.000	08/04/28	GBP	144,505	167,410,318
Sr. Unsec’d. Notes, MTN	5.375	06/15/33		73,614	67,729,672

Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes	3.750	07/24/26	EUR	600	556,187

Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN	2.375	04/19/27	EUR	6,600	5,586,071
Sr. Unsec’d. Notes, 144A, MTN	3.875	10/29/35	EUR	7,216	4,875,075
Sr. Unsec’d. Notes, 144A, MTN	4.625	04/03/49	EUR	3,774	2,429,637
Sr. Unsec’d. Notes, 144A, MTN	4.875	01/22/24		2,044	2,022,666
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	9,173	6,197,209
Unsec’d. Notes, 144A, MTN	6.000	05/25/34		6,002	5,046,557

Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	1.500	06/26/29	EUR	16,085	11,130,181
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	59,116	49,669,133
Sr. Unsec’d. Notes, 144A	1.650	03/03/33	EUR	30,245	17,565,757
Sr. Unsec’d. Notes, 144A	2.125	12/01/30		12,350	8,500,659

Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	4.375	01/27/32(d)	EUR	3,109	460,870
Sr. Unsec’d. Notes	7.750	09/01/25(d)		4,000	838,250
Sr. Unsec’d. Notes	8.994	02/01/26(d)		4,635	851,102
Sr. Unsec’d. Notes, 144A	4.375	01/27/32(d)	EUR	48,655	7,212,496
Sr. Unsec’d. Notes, 144A	7.750	09/01/24(d)		43,190	10,657,132
Sr. Unsec’d. Notes, 144A	7.750	09/01/25(d)		10,000	2,095,625
Sr. Unsec’d. Notes, 144A	8.994	02/01/26(d)		7,697	1,413,362
Sr. Unsec’d. Notes, 144A	9.750	11/01/30(d)		23,600	4,326,175

Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes(a)	4.975	04/20/55		9,466	8,228,017

TOTAL SOVEREIGN BONDS (cost $2,197,623,675)					1,706,909,903

U.S. GOVERNMENT AGENCY OBLIGATIONS 16.8%

Fannie Mae Interest Strips	1.758(s)	08/06/38		621	275,886

See Notes to Financial Statements.

PGIM Total Return Bond Fund    95

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(Continued)
Fannie Mae Interest Strips	3.010%(s)	11/15/29	237		$168,565
Fannie Mae Interest Strips	3.017(s)	07/15/30	890		612,146
Fannie Mae Principal Strips	2.596(s)	01/15/30	3,617		2,652,420
Fannie Mae Principal Strips	3.522(s)	07/15/37	6,895		3,300,383
Fannie Mae Principal Strips, MTN	3.339(s)	05/15/30	2,880		2,049,523
Federal Farm Credit Bank	3.000	01/14/30	541		489,118
Federal Home Loan Bank	3.200	11/29/32	22,500		18,842,513
Federal Home Loan Mortgage Corp.,
MTN	1.848(s)	12/14/29	14,281		10,364,714
MTN	2.054(s)	11/15/38	10,000		4,496,164
MTN	2.662(s)	12/17/29	893		649,653
Federal Home Loan Mortgage Corp.(kk)	2.500	11/01/49	5,714		4,734,451
Federal Home Loan Mortgage Corp.(kk)	3.500	02/01/47	1,015		913,766
Federal Home Loan Mortgage Corp.	4.500	09/01/39	347		335,852
Federal Home Loan Mortgage Corp.	5.000	01/01/39	38		37,929
Federal Home Loan Mortgage Corp.	5.500	06/01/31	1		748
Federal Home Loan Mortgage Corp.	5.500	10/01/33	212		215,825
Federal Home Loan Mortgage Corp.	5.500	07/01/34	2		2,257
Federal Home Loan Mortgage Corp.	6.000	10/01/32	7		7,199
Federal Home Loan Mortgage Corp.	6.000	12/01/32	5		5,428
Federal Home Loan Mortgage Corp.	6.000	02/01/33	5		5,165
Federal Home Loan Mortgage Corp.	6.000	11/01/33	19		18,722
Federal Home Loan Mortgage Corp.	6.000	01/01/34	26		26,320
Federal Home Loan Mortgage Corp.	6.000	12/01/36	1		905
Federal Home Loan Mortgage Corp.(k)(kk)	6.250	07/15/32	58,243		65,866,826
Federal Home Loan Mortgage Corp.	6.500	07/01/32	—(r	)	479
Federal Home Loan Mortgage Corp.	6.500	07/01/32	1		967
Federal Home Loan Mortgage Corp.	6.500	08/01/32	1		943
Federal Home Loan Mortgage Corp.	6.500	08/01/32	2		2,134
Federal Home Loan Mortgage Corp.	6.500	08/01/32	2		2,175
Federal Home Loan Mortgage Corp.	6.500	08/01/32	2		2,293
Federal Home Loan Mortgage Corp.	6.500	09/01/32	11		11,846
Federal Home Loan Mortgage Corp.	6.500	11/01/33	20		20,420
Federal Home Loan Mortgage Corp.(k)	6.750	03/15/31	52,373		60,371,873
Federal Home Loan Mortgage Corp.	7.000	09/01/32	24		24,455
Federal Home Loan Mortgage Corp.	8.500	08/01/24	—(r	)	473
Federal Home Loan Mortgage Corp.	8.500	11/01/24	—(r	)	167
Federal Judiciary Office Building Trust, Notes	2.094(s)	02/15/24	325		304,026
Federal National Mortgage Assoc.,
Enterprise 11th District COFI Institutional Replacement Index + 1.254% (Cap 12.676%, Floor 4.482%)	4.482(c)	01/01/28	1		1,067
Enterprise 11th District COFI Institutional Replacement Index + 1.255% (Cap 11.547%, Floor 2.950%)	3.039(c)	05/01/36	5		4,639

See Notes to Financial Statements.

96

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(Continued)
Federal National Mortgage Assoc., (cont’d.)
Enterprise 11th District COFI Institutional Replacement Index + 1.258% (Cap 12.928%, Floor 3.171%)	3.466%(c)	05/01/36		2		$1,848
Federal National Mortgage Assoc.	1.875	09/24/26		6,315		5,736,324
Federal National Mortgage Assoc.(k)	2.186(s)	03/17/31		794		530,770
Federal National Mortgage Assoc.	2.500	TBA(tt)		149,000		121,924,940
Federal National Mortgage Assoc.	2.500	TBA		497,500		407,040,072
Federal National Mortgage Assoc.	3.000	TBA(tt)		159,500		135,537,618
Federal National Mortgage Assoc.	3.000	TBA		605,000		513,966,406
Federal National Mortgage Assoc.	3.500	TBA		891,500		783,082,947
Federal National Mortgage Assoc.	3.500	TBA(tt)		1,100,500		967,138,923
Federal National Mortgage Assoc.	4.000	TBA		169,000		153,503,486
Federal National Mortgage Assoc.	4.000	TBA(tt)		317,000		288,118,317
Federal National Mortgage Assoc.	4.000	12/01/40		129		120,862
Federal National Mortgage Assoc.	4.500	TBA(tt)		119,500		112,087,266
Federal National Mortgage Assoc.	4.500	TBA		166,000		155,560,155
Federal National Mortgage Assoc.	4.500	01/01/25		12		12,170
Federal National Mortgage Assoc.	4.500	02/01/33		5		4,661
Federal National Mortgage Assoc.	4.500	08/01/33		3		2,407
Federal National Mortgage Assoc.(kk)	4.500	08/01/40		4,401		4,258,753
Federal National Mortgage Assoc.	5.000	TBA(tt)		376,000		362,560,937
Federal National Mortgage Assoc.	5.000	TBA		717,500		691,042,187
Federal National Mortgage Assoc.	5.000	03/01/34		346		345,948
Federal National Mortgage Assoc.	5.375	12/07/28	GBP	6,098		7,392,637
Federal National Mortgage Assoc.	5.500	TBA		340,000		334,645,826
Federal National Mortgage Assoc.	5.500	07/01/33		14		14,084
Federal National Mortgage Assoc.	5.500	08/01/33		—(r	)	141
Federal National Mortgage Assoc.	5.500	10/01/33		30		30,410
Federal National Mortgage Assoc.	5.500	11/01/33		5		4,718
Federal National Mortgage Assoc.	5.500	01/01/34		3		2,772
Federal National Mortgage Assoc.	5.500	04/01/34		2		2,349
Federal National Mortgage Assoc.	5.500	04/01/34		13		13,060
Federal National Mortgage Assoc.	5.500	04/01/34		62		62,733
Federal National Mortgage Assoc.	5.500	05/01/34		2		2,309
Federal National Mortgage Assoc.	5.500	05/01/34		18		17,784
Federal National Mortgage Assoc.	5.500	05/01/34		60		59,895
Federal National Mortgage Assoc.	5.500	03/01/35		596		607,669
Federal National Mortgage Assoc.	6.000	09/01/32		—(r	)	71
Federal National Mortgage Assoc.	6.000	11/01/32		2		2,117
Federal National Mortgage Assoc.	6.000	03/01/33		1		1,189
Federal National Mortgage Assoc.	6.000	10/01/33		2		2,259
Federal National Mortgage Assoc.	6.000	11/01/33		68		68,347
Federal National Mortgage Assoc.	6.000	02/01/34		78		80,040
Federal National Mortgage Assoc.	6.000	11/01/34		15		15,254

See Notes to Financial Statements.

PGIM Total Return Bond Fund    97

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(Continued)
Federal National Mortgage Assoc.	6.000%	11/01/34	25	$25,531
Federal National Mortgage Assoc.	6.000	01/01/35	8	8,093
Federal National Mortgage Assoc.	6.000	04/01/36	1	1,180
Federal National Mortgage Assoc.	6.000	04/01/36	3	2,775
Federal National Mortgage Assoc.	6.000	04/01/36	4	4,569
Federal National Mortgage Assoc.	6.000	06/01/37	10	10,058
Federal National Mortgage Assoc.	6.500	07/01/32	6	5,694
Federal National Mortgage Assoc.	6.500	08/01/32	7	7,127
Federal National Mortgage Assoc.	6.500	09/01/32	1	890
Federal National Mortgage Assoc.	6.500	09/01/32	23	23,254
Federal National Mortgage Assoc.	6.500	09/01/32	24	24,278
Federal National Mortgage Assoc.	6.500	09/01/32	36	36,681
Federal National Mortgage Assoc.	6.500	10/01/32	14	14,148
Federal National Mortgage Assoc.	6.500	04/01/33	22	22,351
Federal National Mortgage Assoc.(k)	6.625	11/15/30	63,039	71,954,582
Federal National Mortgage Assoc.	7.000	05/01/32	15	15,055
Federal National Mortgage Assoc.	7.000	06/01/32	4	4,048
Federal National Mortgage Assoc.(k)	7.125	01/15/30	7,255	8,432,826
Freddie Mac Coupon Strips	1.346(s)	01/15/31	415	277,320
Freddie Mac Coupon Strips	1.386(s)	07/15/31	1,140	741,371
Freddie Mac Coupon Strips	1.440(s)	03/15/31	15,704	10,518,870
Freddie Mac Coupon Strips	1.977(s)	07/15/32	9,085	5,717,237
Freddie Mac Coupon Strips	2.012(s)	01/15/32	4,588	2,862,737
Freddie Mac Coupon Strips	2.731(s)	07/15/32	1,881	1,153,721
Government National Mortgage Assoc.	3.000	TBA	212,500	184,866,700
Government National Mortgage Assoc.	3.000	01/15/45	59	51,601
Government National Mortgage Assoc.	3.000	03/15/45	13	11,188
Government National Mortgage Assoc.	3.000	03/15/45	130	113,819
Government National Mortgage Assoc.	3.500	TBA	127,500	114,041,449
Government National Mortgage Assoc.	3.500	TBA(tt)	223,000	199,565,262
Government National Mortgage Assoc.	3.500	10/15/40	101	92,352
Government National Mortgage Assoc.(kk)	3.500	12/20/47	4,246	3,863,798
Government National Mortgage Assoc.	4.000	TBA(tt)	199,500	183,817,423
Government National Mortgage Assoc.	4.000	11/20/48	372	347,757
Government National Mortgage Assoc.	4.500	TBA(tt)	270,000	255,867,187
Government National Mortgage Assoc.(kk)	4.500	02/20/41	999	966,569
Government National Mortgage Assoc.	5.000	08/20/39	308	309,555
Government National Mortgage Assoc.	6.000	01/15/33	11	11,648
Government National Mortgage Assoc.	6.000	03/15/33	4	3,781
Government National Mortgage Assoc.	6.000	05/15/33	4	4,529
Government National Mortgage Assoc.	6.000	06/15/33	4	3,791
Government National Mortgage Assoc.	6.000	12/15/33	13	13,456
Government National Mortgage Assoc.	6.500	09/15/32	21	21,758
Government National Mortgage Assoc.	6.500	09/15/32	46	47,200
Government National Mortgage Assoc.	6.500	11/15/33	23	23,300

See Notes to Financial Statements.

98

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(Continued)
Government National Mortgage Assoc.	6.500%	11/15/33	51		$52,403
Government National Mortgage Assoc.	6.500	07/15/38	—(r	)	514
Government National Mortgage Assoc.	8.000	08/20/31	—(r	)	159
Government National Mortgage Assoc.	8.500	06/15/30	—(r	)	153
Government National Mortgage Assoc.	8.500	08/20/30	1		1,218
Indonesia Government AID Bond, U.S. Gov’t. Gtd. Notes	6.650	07/15/29	12,587		13,335,701
Israel Government, USAID Bond, U.S. Gov’t. Gtd. Notes	5.500	09/18/33	21,469		23,021,505
Resolution Funding Corp., Unsec’d. Notes, Series A	8.625	01/15/30	429		533,413
Resolution Funding Corp. Interest Strips, Bonds	2.449(s)	01/15/30	1,519		1,080,007
Resolution Funding Corp. Interest Strips, Bonds	3.463(s)	04/15/30	20,677		14,508,509
Resolution Funding Corp. Principal Strips, Bonds	1.923(s)	01/15/30	5,029		3,615,934
Resolution Funding Corp. Principal Strips, Bonds	3.479(s)	04/15/30	1,745		1,238,632
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875	02/01/27	4,560		4,290,098
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.980	04/01/36	790		866,636
Tennessee Valley Authority Generic Strips, Bonds	1.886(s)	09/15/39	575		244,468
Tennessee Valley Authority Generic Strips, Bonds	2.338(s)	09/15/27	1,878		1,505,809
Tennessee Valley Authority Principal Strips, Unsec’d. Notes	2.937(s)	09/15/24	475		431,889
Tennessee Valley Authority Principal Strips, Bonds	2.972(s)	05/01/30	16,075		11,130,519
Tennessee Valley Authority Principal Strips, Bonds	3.874(s)	06/15/35	1,300		668,175
United States International Development Finance Corp.,
U.S. Gov’t. Gtd. Notes, Series 2	3.190	10/05/34	2,626		2,364,590
U.S. Gov’t. Gtd. Notes, Series 4	3.000	10/05/34	6,128		5,447,652
U.S. Gov’t. Gtd. Notes, Series A	0.000(s)	01/24/29	16,600		16,571,263
U.S. Gov’t. Gtd. Notes, Series B	0.000(s)	07/17/25	7,400		8,393,164
United States International Development Finance Corp., U.S. Gov’t. Gtd. Notes	2.090	05/15/28	1,666		1,540,225
United States International Development Finance Corp., U.S. Gov’t. Gtd. Notes	3.370	10/05/34	6,231		5,647,988
United States International Development Finance Corp., U.S. Gov’t. Gtd. Notes	3.820	12/20/32	92		87,421

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $6,450,056,752)					6,384,909,660

U.S. TREASURY OBLIGATIONS 6.5%
U.S. Treasury Bonds	1.375	11/15/40	698,305		431,312,448
U.S. Treasury Bonds	1.750	08/15/41	382,720		249,724,800
U.S. Treasury Bonds	1.875	11/15/51	13,928		8,485,199
U.S. Treasury Bonds	2.000	11/15/41	7,205		4,912,909
U.S. Treasury Bonds(a)(h)(k)(kk)	2.250	05/15/41	1,112,745		802,567,331
U.S. Treasury Bonds	2.250	02/15/52	8,407		5,639,258

See Notes to Financial Statements.

PGIM Total Return Bond Fund    99

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(Continued)
U.S. Treasury Bonds	2.375%	02/15/42	80,244	$58,603,196
U.S. Treasury Bonds(k)	2.375	05/15/51	14,290	9,893,592
U.S. Treasury Bonds(k)	2.500	02/15/46	200,000	142,968,750
U.S. Treasury Bonds	2.500	05/15/46	20,130	14,358,352
U.S. Treasury Bonds(k)	2.875	05/15/43	111,225	87,137,836
U.S. Treasury Bonds	2.875	08/15/45	505	388,850
U.S. Treasury Bonds	2.875	05/15/52	34,475	26,771,992
U.S. Treasury Bonds	3.125	02/15/43	5,930	4,857,041
U.S. Treasury Bonds	3.375	08/15/42	45,000	38,840,625
U.S. Treasury Bonds	3.750	11/15/43	10,670	9,629,675
U.S. Treasury Notes	0.875	01/31/24	13,000	12,400,273
U.S. Treasury Notes	1.500	02/15/25	4,595	4,296,325
U.S. Treasury Notes	1.875	02/15/32	2,040	1,697,662
U.S. Treasury Notes(k)	2.125	05/15/25	16,820	15,871,247
U.S. Treasury Notes	2.625	04/15/25	5,545	5,308,904
U.S. Treasury Notes	2.625	05/31/27	24,505	22,841,340
U.S. Treasury Notes	2.750	08/15/32	14,070	12,599,245
U.S. Treasury Notes	2.875	06/15/25	1,985	1,908,236
U.S. Treasury Notes	3.000	07/15/25	13,660	13,157,355
U.S. Treasury Notes	4.000	10/31/29	7,215	7,148,487
U.S. Treasury Notes	4.125	10/31/27	33,775	33,606,125
U.S. Treasury Notes	4.250	10/15/25	2,585	2,572,075
U.S. Treasury Strips Coupon	1.450(s)	08/15/42	13,055	5,263,307
U.S. Treasury Strips Coupon	1.872(s)	05/15/31	837	585,606
U.S. Treasury Strips Coupon	1.960(s)	05/15/41	23,310	10,090,681
U.S. Treasury Strips Coupon	2.010(s)	11/15/29	14,470	10,726,453
U.S. Treasury Strips Coupon	2.056(s)	11/15/38	17,610	8,600,009
U.S. Treasury Strips Coupon	2.060(s)	11/15/30	5,765	4,117,246
U.S. Treasury Strips Coupon(h)(k)	2.060(s)	02/15/39	214,720	103,669,500
U.S. Treasury Strips Coupon	2.162(s)	05/15/29	930	704,366
U.S. Treasury Strips Coupon(k)	2.206(s)	05/15/39	164,055	78,400,347
U.S. Treasury Strips Coupon	2.251(s)	08/15/40	27,600	12,343,453
U.S. Treasury Strips Coupon	2.269(s)	11/15/40	38,680	17,144,608
U.S. Treasury Strips Coupon	2.277(s)	11/15/41	53,620	22,491,077
U.S. Treasury Strips Coupon	2.363(s)	11/15/44	17,805	6,471,700
U.S. Treasury Strips Coupon	2.364(s)	05/15/45	32,250	11,509,219
U.S. Treasury Strips Coupon	2.377(s)	08/15/45	12,525	4,425,337
U.S. Treasury Strips Coupon(h)(k)	2.379(s)	08/15/44	82,650	30,396,475
U.S. Treasury Strips Coupon	2.387(s)	05/15/43	39,035	15,266,345
U.S. Treasury Strips Coupon	2.394(s)	11/15/43	124,950	47,851,945
U.S. Treasury Strips Coupon	2.416(s)	05/15/42	3,255	1,329,718
U.S. Treasury Strips Coupon	2.429(s)	02/15/43	11,305	4,480,490
U.S. Treasury Strips Coupon	2.441(s)	05/15/44	53,520	19,877,662
U.S. Treasury Strips Coupon	2.493(s)	02/15/45	48,225	17,379,838

See Notes to Financial Statements.

100

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(Continued)
U.S. Treasury Strips Coupon(k)	3.165%(s)	08/15/41	33,805	$14,475,407
U.S. Treasury Strips Principal	2.280(s)	11/15/44	11,280	4,197,834

TOTAL U.S. TREASURY OBLIGATIONS (cost $3,483,721,173)				2,481,297,751

			Shares

COMMON STOCKS 0.2%

Hotels, Restaurants & Leisure 0.0%

Codere New Topco SA (Spain) (original cost $0; purchased 11/19/21)^(f)			162,877	—

Oil, Gas & Consumable Fuels 0.2%

Chesapeake Energy Corp.			617,664	63,168,497
Chesapeake Energy Corp. Backstop Commitment			9,060	926,566

				64,095,063

Wireless Telecommunication Services 0.0%

Intelsat Emergence SA (Luxembourg)*(a)			66,831	1,777,705

TOTAL COMMON STOCKS (cost $6,946,546)				65,872,768

PREFERRED STOCKS 0.0%

Banks 0.0%
Citigroup Capital XIII, 10.830%(c), 3 Month LIBOR + 6.370%,
Maturing 10/30/40			22,000	603,900

Capital Markets 0.0%
State Street Corp., 5.350%(c), 3 Month LIBOR + 3.709%, Series G, Maturing 03/15/26(oo)			315,000	7,575,750

TOTAL PREFERRED STOCKS (cost $8,425,000)				8,179,650

See Notes to Financial Statements.

PGIM Total Return Bond Fund    101

Schedule of Investments   (continued)

as of October 31, 2022

Description	Units	Value

RIGHTS* 0.0%

Wireless Telecommunication Services

Intelsat Jackson Holdings SA, Series A (Luxembourg), CVR, expiring 12/05/25^(a)	6,997	$66,687

Intelsat Jackson Holdings SA, Series B (Luxembourg), CVR, expiring 12/05/25^(a)	6,997	13,851

TOTAL RIGHTS
(cost $0)		80,538

WARRANTS* 0.0%

Chemicals

TPC Group, Inc., expiring 08/01/24^
(cost $1)	7,478,572	748

TOTAL LONG-TERM INVESTMENTS
(cost $48,453,378,927)		41,691,004,354

	Shares

SHORT-TERM INVESTMENTS 7.4%

AFFILIATED MUTUAL FUND 1.8%
PGIM Institutional Money Market Fund
(cost $698,193,963; includes $696,210,073 of cash collateral for securities on loan)(b)(wc)	699,623,644	698,993,982

UNAFFILIATED FUND 5.6%
Dreyfus Government Cash Management (Institutional Shares)
(cost $2,127,943,765)	2,127,943,765	2,127,943,765

OPTIONS PURCHASED*~ 0.0%
(cost $9,270,839)		2,495,176

TOTAL SHORT-TERM INVESTMENTS
(cost $2,835,408,567)		2,829,432,923

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 117.0%
(cost $51,288,787,494)		44,520,437,277

OPTIONS WRITTEN*~ (0.0)%
(premiums received $13,316,637)		(3,485,176)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 117.0%
(cost $51,275,470,857)		44,516,952,101
Liabilities in excess of other assets(z) (17.0)%		(6,465,948,360)

NET ASSETS 100.0%		$38,051,003,741

See Notes to Financial Statements.

102

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

ABS—Asset-Backed Security

AID—Agency for International Development

BABs—Build America Bonds

BARC—Barclays Bank PLC

BNP—BNP Paribas S.A.

BOA—Bank of America, N.A.

CDX—Credit Derivative Index

CIGM—Citigroup Global Markets, Inc.

CITI—Citibank, N.A.

CLO—Collateralized Loan Obligation

CME—Chicago Mercantile Exchange

CMT—Constant Maturity Treasury

COFI—Cost of Funds Index

CSI—Credit Suisse International

CVR—Contingent Value Rights

DB—Deutsche Bank AG

DIP—Debtor-In-Possession

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

FREMF—Freddie Mac Mortgage Trust

See Notes to Financial Statements.

PGIM Total Return Bond Fund    103

Schedule of Investments   (continued)

as of October 31, 2022

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

HSBC—HSBC Bank PLC

IO—Interest Only (Principal amount represents notional)

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MSC—Morgan Stanley & Co. LLC

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMIC—Real Estate Mortgage Investment Conduit

SCB—Standard Chartered Bank

SG—Societe Generale

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

STRIPs—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TBA—To Be Announced

TD—The Toronto-Dominion Bank

UAG—UBS AG

USAID—United States Agency for International Development

USOIS—United States Overnight Index Swap

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Excludes centrally cleared swaptions.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $340,575,646 and 0.9% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $679,017,692; cash collateral of $696,210,073 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $185,503,954. The aggregate value of $163,303,259 is 0.4% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

See Notes to Financial Statements.

104

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(kk)	Represents security, or a portion thereof, segregated as collateral for TBA securities.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 2,914,000,000 is 7.7% of net assets.
(wc)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.38.V1, 06/20/27	Call	BOA	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG. 38.V1(Q)	410,310	$1,008
CDX.NA.IG.38.V1, 06/20/27	Call	CITI	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG. 38.V1(Q)	405,980	997
CDX.NA.IG.38.V1, 06/20/27	Call	GSI	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG. 38.V1(Q)	410,310	1,008
CDX.NA.IG.38.V1, 06/20/27	Call	MSI	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG. 38.V1(Q)	374,780	921
CDX.NA.IG.38.V1, 06/20/27	Call	MSI	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG. 38.V1(Q)	374,780	921
CDX.NA.HY.38.V2, 06/20/27	Put	DB	11/16/22	$100.50	CDX.NA.HY. 38.V2(Q)	5.00%(Q)	96,860	803,137
CDX.NA.IG.38.V1, 06/20/27	Put	MSI	11/16/22	0.85%	CDX.NA.IG. 38.V1(Q)	1.00%(Q)	374,780	502,661
CDX.NA.IG.38.V1, 06/20/27	Put	MSI	11/16/22	0.88%	CDX.NA.IG. 38.V1(Q)	1.00%(Q)	374,780	383,242
CDX.NA.IG.38.V1, 06/20/27	Put	BOA	11/16/22	0.90%	CDX.NA.IG. 38.V1(Q)	1.00%(Q)	410,310	318,894
CDX.NA.IG.38.V1, 06/20/27	Put	CITI	11/16/22	0.93%	CDX.NA.IG. 38.V1(Q)	1.00%(Q)	405,980	239,914
CDX.NA.IG.38.V1, 06/20/27	Put	GSI	11/16/22	0.93%	CDX.NA.IG. 38.V1(Q)	1.00%(Q)	410,310	242,473

Total Options Purchased (cost $9,270,839)								$2,495,176

See Notes to Financial Statements.

PGIM Total Return Bond Fund    105

Schedule of Investments   (continued)

as of October 31, 2022

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Azerbaijan Contingent CAP	Call	DB	12/22/32	6.86%	—	392,263	$(1,241,708)

(premiums received $2,157,444)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.HY.38.V2, 06/20/27	Call	DB	11/16/22	$102.00	CDX.NA.HY. 38.V2(Q)	5.00%(Q)	96,860	$(250,935)
CDX.NA.IG.38.V1, 06/20/27	Call	MSI	11/16/22	0.75%	CDX.NA.IG. 38.V1(Q)	1.00%(Q)	374,780	(160,890)
CDX.NA.IG.38.V1, 06/20/27	Call	MSI	11/16/22	0.75%	CDX.NA.IG. 38.V1(Q)	1.00%(Q)	374,780	(160,890)
CDX.NA.IG.38.V1, 06/20/27	Call	BOA	11/16/22	0.78%	CDX.NA.IG. 38.V1(Q)	1.00%(Q)	410,310	(298,199)
CDX.NA.IG.38.V1, 06/20/27	Call	GSI	11/16/22	0.78%	CDX.NA.IG. 38.V1(Q)	1.00%(Q)	410,310	(298,199)
CDX.NA.IG.38.V1, 06/20/27	Call	CITI	11/16/22	0.80%	CDX.NA.IG. 38.V1(Q)	1.00%(Q)	405,980	(460,443)
CDX.NA.HY.38.V2, 06/20/27	Put	DB	11/16/22	$96.00	5.00%(Q)	CDX.NA.HY. 38.V2(Q)	96,860	(106,000)
CDX.NA.IG.38.V1, 06/20/27	Put	MSI	11/16/22	1.15%	1.00%(Q)	CDX.NA.IG. 38.V1(Q)	374,780	(33,892)
CDX.NA.IG.38.V1, 06/20/27	Put	MSI	11/16/22	1.20%	1.00%(Q)	CDX.NA.IG. 38.V1(Q)	374,780	(27,601)
CDX.NA.IG.38.V1, 06/20/27	Put	BOA	11/16/22	1.23%	1.00%(Q)	CDX.NA.IG. 38.V1(Q)	410,310	(27,871)
CDX.NA.IG.38.V1, 06/20/27	Put	GSI	11/16/22	1.25%	1.00%(Q)	CDX.NA.IG. 38.V1(Q)	410,310	(26,003)
CDX.NA.IG.38.V1, 06/20/27	Put	CITI	11/16/22	1.28%	1.00%(Q)	CDX.NA.IG. 38.V1(Q)	405,980	(24,230)
CDX.NA.IG.38.V1, 06/20/27	Put	GSI	01/18/23	3.00%	1.00%(Q)	CDX.NA.IG. 38.V1(Q)	501,050	(39,356)
CDX.NA.IG.38.V1, 06/20/27	Put	GSI	01/18/23	3.00%	1.00%(Q)	CDX.NA.IG. 38.V1(Q)	1,000,000	(78,548)
CDX.NA.IG.38.V1, 06/20/27	Put	GSI	03/15/23	3.00%	1.00%(Q)	CDX.NA.IG. 38.V1(Q)	1,000,000	(214,380)
CDX.NA.IG.39.V1, 12/20/27	Put	BNP	11/16/22	1.38%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	198,680	(15,610)
GS_21-PJ2A^	Put	GSI	11/15/24	0.50%	0.50%(M)	GS_21-PJ2A(M)	363,870	(7,035)

See Notes to Financial Statements.

106

Options Written (continued):

OTC Swaptions
Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
GS_21-PJA†† ^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	701,420	$(13,386)

Total OTC Swaptions (premiums received $11,159,193)								$(2,243,468)

Total Options Written (premiums received $13,316,637)								$(3,485,176)

††	The value of the contract, GS_21-PJA is derived from the aggregate credit performance of a pool of senior prime jumbo mortgages. The pool of prime jumbo mortgages is reset monthly.

Options Purchased:

Centrally Cleared Swaptions

Description	Call /Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at October 31, 2022	Unrealized Appreciation (Depreciation)
CDX.NA.HY.38.V2, 06/20/27	Call	11/16/22	$104.50	5.00%(Q)	CDX.NA.HY. 38.V2(Q)	50,000	$15,326	$13,836
CDX.NA.HY.39.V1, 12/20/27	Call	11/16/22	$104.00	5.00%(Q)	CDX.NA.HY. 39.V1(Q)	2,200,000	822,862	712,662
CDX.NA.IG.38.V1, 06/20/27	Call	11/16/22	0.68%	1.00%(Q)	CDX.NA.IG. 38.V1(Q)	740,000	52,474	29,334
CDX.NA.HY.39.V1, 12/20/27	Put	11/16/22	$85.00	CDX.NA.HY. 39.V1(Q)	5.00%(Q)	81,405	31,375	(197,247)
CDX.NA.HY.39.V1, 12/20/27	Put	11/16/22	$105.00	CDX.NA.HY. 39.V1(Q)	5.00%(Q)	2,500,000	149,614,071	(38,613,629)
CDX.NA.IG.38.V1, 06/20/27	Put	12/21/22	0.93%	CDX.NA.IG. 38.V1(Q)	1.00%(Q)	407,880	818,011	(938,520)
CDX.NA.IG.39.V1, 12/20/27	Put	11/16/22	0.75%	CDX.NA.IG. 39.V1(Q)	1.00%(Q)	325,000	2,369,557	108,657
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.00%	CDX.NA.IG. 39.V1(Q)	1.00%(Q)	449,795	1,105,313	(738,846)
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.03%	CDX.NA.IG. 39.V1(Q)	1.00%(Q)	336,830	734,975	(652,765)
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.05%	CDX.NA.IG. 39.V1(Q)	1.00%(Q)	449,795	873,071	(656,232)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.00%	CDX.NA.IG. 39.V1(Q)	1.00%(Q)	427,100	1,489,215	(586,491)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.03%	CDX.NA.IG. 39.V1(Q)	1.00%(Q)	331,730	1,057,953	(567,524)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.08%	CDX.NA.IG. 39.V1(Q)	1.00%(Q)	465,130	1,246,269	(1,477,732)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.10%	CDX.NA.IG. 39.V1(Q)	1.00%(Q)	465,130	1,144,918	(1,459,810)

Total Centrally Cleared Swaptions (cost $206,399,697)							$161,375,390	$(45,024,307)

See Notes to Financial Statements.

PGIM Total Return Bond Fund    107

Schedule of Investments   (continued)

as of October 31, 2022

Options Written:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at October 31, 2022	Unrealized Appreciation (Depreciation)
CDX.NA.HY.39.V1, 12/20/27	Call	11/16/22	$105.00	CDX.NA.HY. 39.V1(Q)	5.00%(Q)	2,500,000	$(799,042)	$(786,542)
CDX.NA.IG.38.V1, 06/20/27	Call	12/21/22	0.83%	CDX.NA.IG. 38.V1(Q)	1.00%(Q)	407,880	(1,002,498)	(107,809)
CDX.NA.IG.39.V1, 12/20/27	Call	11/16/22	0.75%	CDX.NA.IG. 39.V1(Q)	1.00%(Q)	325,000	(28,527)	(24,177)
CDX.NA.IG.39.V1, 12/20/27	Call	12/21/22	0.90%	CDX.NA.IG. 39.V1(Q)	1.00%(Q)	449,795	(1,200,136)	(386,007)
CDX.NA.IG.39.V1, 12/20/27	Call	12/21/22	0.93%	CDX.NA.IG. 39.V1(Q)	1.00%(Q)	786,625	(2,585,560)	(747,096)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.90%	CDX.NA.IG. 39.V1(Q)	1.00%(Q)	331,730	(1,005,939)	(309,306)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.93%	CDX.NA.IG. 39.V1(Q)	1.00%(Q)	427,100	(1,554,551)	(358,671)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.95%	CDX.NA.IG. 39.V1(Q)	1.00%(Q)	930,260	(3,991,047)	(1,575,362)
CDX.NA.HY.38.V2, 06/20/27	Put	11/16/22	$104.50	5.00%(Q)	CDX.NA.HY. 38.V2(Q)	50,000	(1,972,538)	(132,628)
CDX.NA.HY.38.V2, 06/20/27	Put	12/21/22	$91.00	5.00%(Q)	CDX.NA.HY. 38.V2(Q)	79,250	(181,282)	877,219
CDX.NA.HY.39.V1, 12/20/27	Put	11/16/22	$104.00	5.00%(Q)	CDX.NA.HY. 39.V1(Q)	2,200,000	(109,866,598)	(6,028,998)
CDX.NA.HY.39.V1, 12/20/27	Put	01/18/23	$90.00	5.00%(Q)	CDX.NA.HY. 39.V1(Q)	162,810	(808,331)	2,137,353
CDX.NA.IG.38.V1, 06/20/27	Put	11/16/22	0.68%	1.00%(Q)	CDX.NA.IG. 38.V1(Q)	740,000	(4,688,480)	(245,720)
CDX.NA.IG.38.V1, 06/20/27	Put	12/21/22	1.20%	1.00%(Q)	CDX.NA.IG. 38.V1(Q)	407,880	(241,813)	571,300
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.25%	1.00%(Q)	CDX.NA.IG. 39.V1(Q)	449,795	(372,019)	385,886
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.28%	1.00%(Q)	CDX.NA.IG. 39.V1(Q)	336,830	(253,268)	322,711
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.30%	1.00%(Q)	CDX.NA.IG. 39.V1(Q)	449,795	(308,251)	366,441
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.50%	1.00%(Q)	CDX.NA.IG. 39.V1(Q)	392,550	(139,933)	972,354
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.30%	1.00%(Q)	CDX.NA.IG. 39.V1(Q)	331,730	(436,506)	343,059
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.33%	1.00%(Q)	CDX.NA.IG. 39.V1(Q)	427,100	(523,016)	309,829

See Notes to Financial Statements.

108

Options Written (continued):

Centrally Cleared Swaptions
Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at October 31, 2022	Unrealized Appreciation (Depreciation)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.35%	1.00%(Q)	CDX.NA.IG. 39.V1(Q)	465,130	$(530,750)	$884,906
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.40%	1.00%(Q)	CDX.NA.IG. 39.V1(Q)	465,130	(462,627)	723,454

Total Centrally Cleared Swaptions (premiums received $130,144,908)							$(132,952,712)	$(2,807,804)

Futures contracts outstanding at October 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
28,104	2 Year U.S. Treasury Notes	Dec. 2022	$5,743,974,548	$(98,928,785)
32,661	5 Year U.S. Treasury Notes	Dec. 2022	3,481,458,469	(125,904,812)
10,881	10 Year U.S. Treasury Notes	Dec. 2022	1,203,370,594	(44,084,425)
8,819	10 Year U.S. Ultra Treasury Notes	Dec. 2022	1,022,866,247	(88,853,461)
10,658	30 Year U.S. Ultra Treasury Bonds	Dec. 2022	1,360,560,313	(226,151,705)

				(583,923,188)

Short Positions:
3,901	5 Year Euro-Bobl	Dec. 2022	461,347,386	12,343,413
3,948	10 Year Euro-Bund	Dec. 2022	540,139,027	27,679,087
6,673	20 Year U.S. Treasury Bonds	Dec. 2022	804,096,500	64,848,606
3,015	Euro Schatz Index	Dec. 2022	318,620,719	3,529,462

				108,400,568

				$(475,522,620)

Forward foreign currency exchange contracts outstanding at October 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/23	BNP	AUD	17,750	$11,388,000	$11,385,060	$—	$(2,940)
Expiring 01/19/23	CITI	AUD	12,431	7,984,129	7,973,008	—	(11,121)
Expiring 01/19/23	JPM	AUD	17,951	11,460,000	11,513,986	53,986	—
Expiring 01/19/23	MSI	AUD	36,470	23,047,581	23,392,054	344,473	—
Expiring 01/19/23	MSI	AUD	14,830	9,371,967	9,512,042	140,075	—
Brazilian Real,
Expiring 11/03/22	CITI	BRL	61,696	11,633,000	11,935,133	302,133	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund    109

Schedule of Investments   (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 11/03/22	GSI	BRL	105,909	$19,941,000	$20,488,033	$547,033	$—
Expiring 11/03/22	GSI	BRL	54,167	10,391,928	10,478,587	86,659	—
Expiring 12/02/22	CITI	BRL	221,772	41,160,306	42,624,770	1,464,464	—
British Pound,
Expiring 01/19/23	TD	GBP	77,027	87,541,026	88,581,978	1,040,952	—
Chilean Peso,
Expiring 12/21/22	BARC	CLP	13,434,394	13,779,042	14,114,207	335,165	—
Expiring 12/21/22	BARC	CLP	9,861,119	10,018,958	10,360,116	341,158	—
Chinese Renminbi,
Expiring 11/23/22	BOA	CNH	406,240	58,915,000	55,446,209	—	(3,468,791)
Expiring 11/23/22	BOA	CNH	277,501	37,952,000	37,875,168	—	(76,832)
Expiring 11/23/22	BOA	CNH	126,100	18,265,000	17,210,910	—	(1,054,090)
Expiring 11/23/22	CITI	CNH	342,134	47,247,000	46,696,726	—	(550,274)
Expiring 11/23/22	GSI	CNH	339,433	47,428,000	46,328,082	—	(1,099,918)
Expiring 11/23/22	GSI	CNH	296,900	42,087,000	40,522,868	—	(1,564,132)
Expiring 11/23/22	HSBC	CNH	325,626	47,200,000	44,443,575	—	(2,756,425)
Expiring 11/23/22	HSBC	CNH	302,891	42,494,000	41,340,585	—	(1,153,415)
Expiring 11/23/22	HSBC	CNH	273,962	37,487,000	37,392,178	—	(94,822)
Expiring 11/23/22	HSBC	CNH	222,260	30,632,000	30,335,441	—	(296,559)
Expiring 11/23/22	JPM	CNH	425,998	61,173,000	58,143,022	—	(3,029,978)
Expiring 11/23/22	JPM	CNH	408,705	58,691,000	55,782,757	—	(2,908,243)
Expiring 11/23/22	JPM	CNH	378,201	54,382,900	51,619,324	—	(2,763,576)
Expiring 11/23/22	JPM	CNH	375,553	52,141,000	51,257,961	—	(883,039)
Expiring 11/23/22	JPM	CNH	297,991	43,039,000	40,671,783	—	(2,367,217)
Expiring 11/23/22	JPM	CNH	161,169	22,765,000	21,997,441	—	(767,559)
Colombian Peso,
Expiring 12/21/22	CITI	COP	93,284,090	19,209,000	18,719,764	—	(489,236)
Expiring 12/21/22	CITI	COP	86,825,695	19,479,000	17,423,726	—	(2,055,274)
Expiring 12/21/22	CITI	COP	75,332,228	16,914,337	15,117,278	—	(1,797,059)
Expiring 12/21/22	MSI	COP	104,954,613	21,325,000	21,061,743	—	(263,257)
Expiring 12/21/22	UAG	COP	129,169,044	26,486,000	25,920,968	—	(565,032)
Euro,
Expiring 01/19/23	HSBC	EUR	54,584	53,837,125	54,307,992	470,867	—
Expiring 01/19/23	MSI	EUR	29,654	29,701,135	29,504,625	—	(196,510)
Expiring 01/19/23	MSI	EUR	20,790	21,026,769	20,685,295	—	(341,474)
Hungarian Forint,
Expiring 12/21/22	MSI	HUF	18,378,679	42,396,029	43,707,883	1,311,854	—
Expiring 01/19/23	BARC	HUF	7,348,884	16,942,320	17,325,786	383,466	—
Expiring 01/19/23	GSI	HUF	8,463,608	19,670,000	19,953,867	283,867	—
Expiring 01/19/23	JPM	HUF	22,169,321	48,819,275	52,266,564	3,447,289	—
Expiring 01/19/23	MSI	HUF	37,691,615	82,530,359	88,862,045	6,331,686	—
Expiring 01/19/23	MSI	HUF	32,790,547	74,658,526	77,307,249	2,648,723	—

See Notes to Financial Statements.

110

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee,
Expiring 12/21/22	JPM	INR	1,776,967	$22,144,000	$21,333,721	$—	$(810,279)
Expiring 12/21/22	MSI	INR	4,934,555	61,428,550	59,242,744	—	(2,185,806)
Expiring 12/21/22	MSI	INR	3,918,632	47,614,000	47,045,885	—	(568,115)
Indonesian Rupiah,
Expiring 12/21/22	BOA	IDR	563,164,848	36,924,000	35,978,226	—	(945,774)
Expiring 12/21/22	CITI	IDR	412,321,598	27,715,000	26,341,487	—	(1,373,513)
Expiring 12/21/22	HSBC	IDR	682,584,294	44,898,000	43,607,430	—	(1,290,570)
Expiring 12/21/22	HSBC	IDR	628,217,026	41,227,000	40,134,135	—	(1,092,865)
Expiring 12/21/22	HSBC	IDR	458,477,275	29,723,000	29,290,179	—	(432,821)
Expiring 12/21/22	HSBC	IDR	259,045,654	16,770,215	16,549,334	—	(220,881)
Expiring 12/21/22	HSBC	IDR	132,770,263	8,554,785	8,482,132	—	(72,653)
Expiring 12/21/22	JPM	IDR	394,546,227	25,466,918	25,205,894	—	(261,024)
Expiring 12/21/22	SCB	IDR	551,880,118	36,171,000	35,257,292	—	(913,708)
Expiring 12/21/22	SCB	IDR	404,068,607	26,258,000	25,814,238	—	(443,762)
Israeli Shekel,
Expiring 12/21/22	BARC	ILS	85,744	24,579,000	24,371,115	—	(207,885)
Expiring 12/21/22	BARC	ILS	84,092	23,773,000	23,901,675	128,675	—
Expiring 12/21/22	BARC	ILS	41,748	11,738,000	11,866,088	128,088	—
Expiring 12/21/22	BOA	ILS	112,116	31,742,000	31,866,894	124,894	—
Expiring 12/21/22	CITI	ILS	42,863	12,237,955	12,183,146	—	(54,809)
Expiring 12/21/22	JPM	ILS	88,428	25,085,000	25,134,148	49,148	—
Expiring 12/21/22	JPM	ILS	81,326	23,362,000	23,115,403	—	(246,597)
Mexican Peso,
Expiring 12/21/22	JPM	MXN	366,461	17,763,000	18,326,416	563,416	—
New Taiwanese Dollar,
Expiring 12/21/22	BARC	TWD	2,232,239	71,468,000	69,255,010	—	(2,212,990)
Expiring 12/21/22	BOA	TWD	967,367	30,625,000	30,012,483	—	(612,517)
Expiring 12/21/22	CITI	TWD	1,191,772	37,899,000	36,974,621	—	(924,379)
Expiring 12/21/22	HSBC	TWD	996,349	31,580,000	30,911,641	—	(668,359)
Expiring 12/21/22	HSBC	TWD	992,920	31,745,000	30,805,260	—	(939,740)
Expiring 12/21/22	JPM	TWD	1,087,493	34,318,000	33,739,370	—	(578,630)
Expiring 12/21/22	MSI	TWD	853,839	27,286,000	26,490,280	—	(795,720)
Peruvian Nuevo Sol,
Expiring 12/21/22	BARC	PEN	81,936	20,439,000	20,444,878	5,878	—
Expiring 12/21/22	BARC	PEN	69,421	17,419,990	17,321,984	—	(98,006)
Expiring 12/21/22	BARC	PEN	25,796	6,443,010	6,436,616	—	(6,394)
Expiring 12/21/22	MSI	PEN	70,967	18,259,929	17,707,816	—	(552,113)
Expiring 12/21/22	SCB	PEN	71,885	18,037,000	17,936,738	—	(100,262)
Philippine Peso,
Expiring 12/21/22	CITI	PHP	1,320,491	22,192,000	22,635,083	443,083	—
Expiring 12/21/22	HSBC	PHP	3,302,029	57,342,000	56,601,470	—	(740,530)
Expiring 12/21/22	JPM	PHP	1,515,123	25,630,000	25,971,352	341,352	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund    111

Schedule of Investments   (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso (cont’d.),
Expiring 12/21/22	JPM	PHP	1,419,022	$23,922,000	$24,324,050	$402,050	$—
Expiring 12/21/22	SCB	PHP	1,604,542	27,916,000	27,504,126	—	(411,874)
Polish Zloty,
Expiring 01/19/23	DB	PLN	103,407	20,482,000	21,337,932	855,932	—
Expiring 01/19/23	HSBC	PLN	325,008	63,822,159	67,064,763	3,242,604	—
Expiring 01/19/23	JPM	PLN	128,989	25,402,000	26,616,592	1,214,592	—
Expiring 01/19/23	JPM	PLN	100,938	20,096,000	20,828,358	732,358	—
Expiring 01/19/23	JPM	PLN	98,642	19,966,000	20,354,590	388,590	—
Expiring 01/19/23	MSI	PLN	131,090	25,807,000	27,050,170	1,243,170	—
Singapore Dollar,
Expiring 12/21/22	BOA	SGD	36,640	25,623,000	25,891,147	268,147	—
Expiring 12/21/22	JPM	SGD	45,402	31,630,000	32,082,802	452,802	—
Expiring 12/21/22	MSI	SGD	33,438	23,466,000	23,628,052	162,052	—
South African Rand,
Expiring 12/21/22	BOA	ZAR	392,481	22,092,000	21,281,861	—	(810,139)
Expiring 12/21/22	BOA	ZAR	336,919	18,928,000	18,269,060	—	(658,940)
Expiring 12/21/22	CITI	ZAR	1,057,277	57,825,237	57,329,625	—	(495,612)
Expiring 12/21/22	GSI	ZAR	420,380	22,920,000	22,794,645	—	(125,355)
Expiring 12/21/22	JPM	ZAR	571,917	32,454,000	31,011,535	—	(1,442,465)
Expiring 12/21/22	JPM	ZAR	483,493	26,545,000	26,216,874	—	(328,126)
Expiring 12/21/22	JPM	ZAR	431,537	23,289,000	23,399,584	110,584	—
Expiring 12/21/22	JPM	ZAR	419,937	23,051,000	22,770,589	—	(280,411)
Expiring 12/21/22	MSI	ZAR	441,203	24,239,000	23,923,738	—	(315,262)
Expiring 12/21/22	MSI	ZAR	426,914	23,747,000	23,148,931	—	(598,069)
Expiring 12/21/22	MSI	ZAR	418,805	23,002,000	22,709,238	—	(292,762)
Expiring 12/21/22	MSI	ZAR	384,512	21,539,000	20,849,731	—	(689,269)
South Korean Won,
Expiring 12/21/22	BARC	KRW	29,964,129	21,574,000	21,014,828	—	(559,172)
Expiring 12/21/22	BOA	KRW	37,629,330	27,089,000	26,390,686	—	(698,314)
Expiring 12/21/22	CITI	KRW	32,760,014	22,920,000	22,975,675	55,675	—
Expiring 12/21/22	HSBC	KRW	36,359,734	26,098,000	25,500,276	—	(597,724)
Expiring 12/21/22	JPM	KRW	58,485,459	42,687,000	41,017,775	—	(1,669,225)
Expiring 12/21/22	JPM	KRW	38,194,250	27,701,000	26,786,883	—	(914,117)
Expiring 12/21/22	JPM	KRW	35,167,950	24,860,000	24,664,440	—	(195,560)
Thai Baht,
Expiring 12/21/22	BOA	THB	429,931	11,388,000	11,349,119	—	(38,881)
Expiring 12/21/22	GSI	THB	1,356,641	35,800,000	35,811,965	11,965	—
Expiring 12/21/22	GSI	THB	1,238,551	32,733,000	32,694,688	—	(38,312)
Expiring 12/21/22	GSI	THB	947,154	25,012,000	25,002,533	—	(9,467)
Expiring 12/21/22	GSI	THB	905,815	24,208,000	23,911,273	—	(296,727)
Expiring 12/21/22	HSBC	THB	1,205,587	32,990,000	31,824,502	—	(1,165,498)
Expiring 12/21/22	HSBC	THB	1,049,605	29,054,000	27,706,970	—	(1,347,030)

See Notes to Financial Statements.

112

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 12/21/22	HSBC	THB	944,093	$24,918,000	$24,921,724	$3,724	$—
Expiring 12/21/22	JPM	THB	1,441,953	38,813,000	38,064,002	—	(748,998)
Expiring 12/21/22	JPM	THB	428,881	11,388,000	11,321,402	—	(66,598)
Expiring 12/21/22	MSI	THB	1,313,090	35,630,000	34,662,332	—	(967,668)
Expiring 12/21/22	MSI	THB	639,712	17,447,000	16,886,806	—	(560,194)
Expiring 12/21/22	SCB	THB	1,195,281	31,676,000	31,552,457	—	(123,543)
Expiring 12/21/22	SCB	THB	960,011	25,687,000	25,341,902	—	(345,098)

				$3,695,905,460	$3,659,670,204	30,462,629	(66,697,885)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 11/03/22	CITI	BRL	221,772	$41,421,690	$42,901,754	$—	$(1,480,064)
British Pound,
Expiring 01/19/23	TD	GBP	942,246	1,049,313,473	1,083,599,153	—	(34,285,680)
Canadian Dollar,
Expiring 01/19/23	CITI	CAD	21,396	15,729,984	15,722,783	7,201	—
Chilean Peso,
Expiring 12/21/22	BNP	CLP	22,573,557	23,773,000	23,715,834	57,166	—
Expiring 12/21/22	CITI	CLP	22,791,116	25,437,933	23,944,402	1,493,531	—
Expiring 12/21/22	MSI	CLP	19,490,653	19,945,000	20,476,927	—	(531,927)
Expiring 12/21/22	MSI	CLP	18,850,816	20,551,000	19,804,713	746,287	—
Expiring 12/21/22	TD	CLP	21,202,362	23,389,000	22,275,254	1,113,746	—
Expiring 12/21/22	UAG	CLP	20,631,366	20,864,000	21,675,364	—	(811,364)
Chinese Renminbi,
Expiring 11/23/22	CITI	CNH	108,109	15,817,000	14,755,444	1,061,556	—
Expiring 11/23/22	GSI	CNH	4,469,076	658,281,920	609,968,480	48,313,440	—
Expiring 11/23/22	GSI	CNH	377,809	52,098,000	51,565,890	532,110	—
Expiring 11/23/22	GSI	CNH	364,658	50,570,000	49,770,854	799,146	—
Expiring 11/23/22	HSBC	CNH	223,763	30,879,000	30,540,644	338,356	—
Expiring 11/23/22	HSBC	CNH	140,857	19,978,000	19,225,062	752,938	—
Expiring 11/23/22	JPM	CNH	352,132	48,518,000	48,061,326	456,674	—
Expiring 11/23/22	JPM	CNH	297,712	41,489,000	40,633,693	855,307	—
Expiring 11/23/22	JPM	CNH	295,075	40,984,000	40,273,689	710,311	—
Expiring 11/23/22	JPM	CNH	283,367	39,415,000	38,675,827	739,173	—
Expiring 11/23/22	SCB	CNH	195,767	27,678,000	26,719,557	958,443	—
Expiring 11/23/22	UAG	CNH	294,524	40,861,000	40,198,541	662,459	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund    113

Schedule of Investments   (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso,
Expiring 12/21/22	BARC	COP	77,237,101	$16,515,582	$15,499,538	$1,016,044	$—
Expiring 12/21/22	BARC	COP	34,427,062	7,347,418	6,908,643	438,775	—
Czech Koruna,
Expiring 01/19/23	BARC	CZK	678,126	26,636,000	27,248,046	—	(612,046)
Expiring 01/19/23	BOA	CZK	2,593,460	101,886,107	104,208,837	—	(2,322,730)
Expiring 01/19/23	GSI	CZK	3,341,402	131,355,784	134,262,200	—	(2,906,416)
Expiring 01/19/23	HSBC	CZK	3,125,906	122,755,777	125,603,259	—	(2,847,482)
Expiring 01/19/23	HSBC	CZK	569,818	22,395,000	22,896,097	—	(501,097)
Expiring 01/19/23	MSI	CZK	610,361	24,166,000	24,525,143	—	(359,143)
Euro,
Expiring 01/19/23	BNP	EUR	2,482,545	2,438,194,188	2,470,006,322	—	(31,812,134)
Expiring 01/19/23	CITI	EUR	475,492	477,634,262	473,090,613	4,543,649	—
Expiring 01/19/23	SCB	EUR	1,696,824	1,651,637,174	1,688,253,480	—	(36,616,306)
Hungarian Forint,
Expiring 12/21/22	MSI	HUF	9,795,922	23,258,832	23,296,508	—	(37,676)
Expiring 12/21/22	MSI	HUF	8,582,756	20,708,786	20,411,376	297,410	—
Expiring 01/19/23	MSI	HUF	2,365,349	5,571,163	5,576,564	—	(5,401)
Indian Rupee,
Expiring 12/21/22	HSBC	INR	969,344	11,688,000	11,637,647	50,353	—
Expiring 12/21/22	JPM	INR	2,576,707	31,212,000	30,935,142	276,858	—
Expiring 12/21/22	JPM	INR	2,365,713	29,487,000	28,402,012	1,084,988	—
Expiring 12/21/22	JPM	INR	1,594,791	19,127,196	19,146,569	—	(19,373)
Expiring 12/21/22	MSI	INR	1,911,705	23,002,000	22,951,343	50,657	—
Expiring 12/21/22	MSI	INR	1,005,687	12,469,000	12,073,969	395,031	—
Expiring 12/21/22	SCB	INR	3,529,172	42,395,000	42,370,144	24,856	—
Expiring 12/21/22	SCB	INR	2,444,406	29,668,000	29,346,780	321,220	—
Expiring 12/21/22	TD	INR	1,584,011	19,688,409	19,017,149	671,260	—
Indonesian Rupiah,
Expiring 12/21/22	CITI	IDR	288,926,991	19,410,614	18,458,326	952,288	—
Expiring 12/21/22	JPM	IDR	368,315,480	23,512,000	23,530,122	—	(18,122)
Expiring 12/21/22	JPM	IDR	313,729,780	20,098,000	20,042,872	55,128	—
Expiring 12/21/22	MSI	IDR	506,814,189	32,517,000	32,378,220	138,780	—
Israeli Shekel,
Expiring 12/21/22	BARC	ILS	126,277	35,986,000	35,891,931	94,069	—
Expiring 12/21/22	BARC	ILS	90,485	26,342,000	25,718,562	623,438	—
Expiring 12/21/22	BOA	ILS	122,843	34,447,000	34,915,920	—	(468,920)
Expiring 12/21/22	BOA	ILS	89,021	25,697,000	25,302,612	394,388	—
Expiring 12/21/22	BOA	ILS	71,883	21,043,000	20,431,393	611,607	—
Expiring 12/21/22	CITI	ILS	129,561	38,005,602	36,825,366	1,180,236	—
Expiring 12/21/22	CITI	ILS	122,738	34,611,000	34,885,892	—	(274,892)
Expiring 12/21/22	CITI	ILS	55,254	15,689,000	15,704,800	—	(15,800)
Expiring 12/21/22	CITI	ILS	39,908	11,717,051	11,343,196	373,855	—

See Notes to Financial Statements.

114

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel (cont’d.),
Expiring 12/21/22	CITI	ILS	35,848	$10,486,949	$10,189,005	$297,944	$—
Expiring 12/21/22	JPM	ILS	88,533	24,907,000	25,163,932	—	(256,932)
Expiring 12/21/22	JPM	ILS	74,306	21,811,000	21,120,037	690,963	—
Mexican Peso,
Expiring 12/21/22	BOA	MXN	422,602	20,706,000	21,133,948	—	(427,948)
Expiring 12/21/22	HSBC	MXN	823,122	39,829,000	41,163,638	—	(1,334,638)
Expiring 12/21/22	HSBC	MXN	530,636	25,895,403	26,536,641	—	(641,238)
Expiring 12/21/22	JPM	MXN	589,231	28,832,000	29,466,927	—	(634,927)
Expiring 12/21/22	JPM	MXN	516,744	25,134,000	25,841,942	—	(707,942)
Expiring 12/21/22	MSI	MXN	541,930	26,700,000	27,101,456	—	(401,456)
New Taiwanese Dollar,
Expiring 12/21/22	BARC	TWD	555,506	18,077,000	17,234,532	842,468	—
Expiring 12/21/22	CITI	TWD	8,290,059	274,468,917	257,198,365	17,270,552	—
Peruvian Nuevo Sol,
Expiring 12/21/22	BARC	PEN	55,828	14,234,875	13,930,202	304,673	—
Expiring 12/21/22	BARC	PEN	34,454	8,728,391	8,597,025	131,366	—
Expiring 12/21/22	CITI	PEN	107,896	26,892,000	26,922,347	—	(30,347)
Expiring 12/21/22	CITI	PEN	102,381	25,709,000	25,546,205	162,795	—
Philippine Peso,
Expiring 12/21/22	HSBC	PHP	1,565,575	27,065,000	26,836,177	228,823	—
Expiring 12/21/22	JPM	PHP	6,490,915	114,579,252	111,263,490	3,315,762	—
Expiring 12/21/22	MSI	PHP	1,461,246	25,154,000	25,047,834	106,166	—
Expiring 12/21/22	MSI	PHP	715,536	11,999,000	12,265,309	—	(266,309)
Expiring 12/21/22	SCB	PHP	1,528,584	26,339,000	26,202,097	136,903	—
Polish Zloty,
Expiring 01/19/23	CITI	PLN	237,760	49,047,966	49,061,318	—	(13,352)
Singapore Dollar,
Expiring 12/21/22	BOA	SGD	52,991	37,413,000	37,445,224	—	(32,224)
Expiring 12/21/22	BOA	SGD	34,317	23,851,000	24,249,407	—	(398,407)
Expiring 12/21/22	CITI	SGD	56,607	39,709,000	40,000,618	—	(291,618)
Expiring 12/21/22	DB	SGD	38,053	27,048,000	26,889,532	158,468	—
Expiring 12/21/22	GSI	SGD	32,144	22,453,000	22,714,296	—	(261,296)
Expiring 12/21/22	HSBC	SGD	36,863	26,193,000	26,048,462	144,538	—
Expiring 12/21/22	JPM	SGD	38,087	27,277,000	26,913,648	363,352	—
Expiring 12/21/22	SCB	SGD	42,989	30,432,000	30,377,570	54,430	—
South African Rand,
Expiring 12/21/22	JPM	ZAR	175,845	9,771,000	9,535,021	235,979	—
Expiring 12/21/22	MSI	ZAR	1,678,021	96,068,637	90,988,798	5,079,839	—
South Korean Won,
Expiring 12/21/22	BOA	KRW	35,118,222	24,787,000	24,629,563	157,437	—
Expiring 12/21/22	GSI	KRW	71,399,345	49,967,000	50,074,708	—	(107,708)
Expiring 12/21/22	HSBC	KRW	47,045,732	34,145,000	32,994,718	1,150,282	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund    115

Schedule of Investments   (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 12/21/22	JPM	KRW	36,027,387	$26,745,000	$25,267,191	$1,477,809	$—
Expiring 12/21/22	JPM	KRW	17,335,819	12,554,000	12,158,179	395,821	—
Expiring 12/21/22	MSI	KRW	44,904,310	33,111,000	31,492,869	1,618,131	—
Expiring 12/21/22	MSI	KRW	36,262,264	26,748,000	25,431,917	1,316,083	—
Expiring 12/21/22	MSI	KRW	8,601,497	6,404,784	6,032,512	372,272	—
Thai Baht,
Expiring 12/21/22	GSI	THB	1,476,282	40,752,000	38,970,190	1,781,810	—
Expiring 12/21/22	GSI	THB	1,023,977	28,273,000	27,030,469	1,242,531	—
Expiring 12/21/22	HSBC	THB	963,445	26,520,000	25,432,566	1,087,434	—
Expiring 12/21/22	HSBC	THB	959,525	26,279,000	25,329,089	949,911	—
Expiring 12/21/22	HSBC	THB	471,628	12,514,000	12,449,802	64,198	—
Expiring 12/21/22	JPM	THB	14,436,864	396,247,024	381,097,487	15,149,537	—
Turkish Lira,
Expiring 12/21/22	GSI	TRY	319,764	16,272,964	16,500,869	—	(227,905)

				$9,882,999,107	$9,875,478,916	129,481,011	(121,960,820)

						$159,943,640	$(188,658,705)

Cross currency exchange contracts outstanding at October 31, 2022:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
01/19/23	Buy	AUD	17,869	EUR	11,513	$6,476	$—	JPM
01/19/23	Buy	CZK	505,412	EUR	20,382	29,121	—	BOA
01/19/23	Buy	CZK	579,240	EUR	23,371	22,122	—	MSI
01/19/23	Buy	CZK	660,626	EUR	26,675	4,885	—	GSI
01/19/23	Buy	HUF	8,520,319	EUR	20,131	58,543	—	BOA
01/19/23	Buy	HUF	11,014,283	EUR	25,892	205,932	—	MSI
01/19/23	Buy	PLN	99,191	EUR	20,373	197,985	—	BOA
01/19/23	Buy	PLN	108,400	EUR	22,505	—	(23,193)	BOA

						$525,064	$(23,193)

See Notes to Financial Statements.

116

Credit default swap agreements outstanding at October 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**:
Emirate of Abu Dhabi (D10)	12/20/24	1.000%(Q)	1,000	$(14,590)$	415	$(15,005)	MSI
Federation of Malaysia (D10)	12/20/24	1.000%(Q)	2,000	(22,790)	829	(23,619)	MSI
Federative Republic of Brazil (D10)	12/20/24	1.000%(Q)	6,000	41,499	2,488	39,011	MSI
Kingdom of Saudi Arabia (D10)	12/20/24	1.000%(Q)	1,000	(12,514)	415	(12,929)	MSI
People’s Republic of China (D10)	12/20/24	1.000%(Q)	4,500	(39,859)	1,866	(41,725)	MSI
Republic of Chile (D10)	12/20/24	1.000%(Q)	1,000	(3,553)	415	(3,968)	MSI
Republic of Colombia (D10)	12/20/24	1.000%(Q)	2,500	61,945	1,037	60,908	MSI
Republic of Indonesia (D10)	12/20/24	1.000%(Q)	4,000	(38,811)	1,659	(40,470)	MSI
Republic of Panama (D10)	12/20/24	1.000%(Q)	1,000	(1,590)	415	(2,005)	MSI
Republic of Peru (D10)	12/20/24	1.000%(Q)	1,000	(3,907)	415	(4,322)	MSI
Republic of Philippines (D10)	12/20/24	1.000%(Q)	1,000	(10,461)	415	(10,876)	MSI
Republic of South Africa (D10)	12/20/24	1.000%(Q)	4,500	74,014	1,866	72,148	MSI
Republic of Turkey (D10)	12/20/24	1.000%(Q)	6,000	567,819	2,488	565,331	MSI
State of Qatar (D10)	12/20/24	1.000%(Q)	1,000	(14,506)	415	(14,921)	MSI
United Mexican States (D10)	12/20/24	1.000%(Q)	6,000	(20,549)	2,488	(23,037)	MSI
Emirate of Abu Dhabi (D11)	06/20/26	1.000%(Q)	800	(15,064)	679	(15,743)	BOA
Federation of Malaysia (D11)	06/20/26	1.000%(Q)	1,600	(12,837)	1,359	(14,196)	BOA
Federative Republic of Brazil (D11)	06/20/26	1.000%(Q)	4,800	165,330	4,076	161,254	BOA
Kingdom of Saudi Arabia (D11)	06/20/26	1.000%(Q)	800	(12,216)	679	(12,895)	BOA
People’s Republic of China (D11)	06/20/26	1.000%(Q)	4,800	(13,719)	4,076	(17,795)	BOA
Republic of Argentina (D11)	06/20/26	1.000%(Q)	800	606,045	679	605,366	BOA
Republic of Chile (D11)	06/20/26	1.000%(Q)	800	4,273	679	3,594	BOA
Republic of Colombia (D11)	06/20/26	1.000%(Q)	2,000	123,606	1,698	121,908	BOA
Republic of Indonesia (D11)	06/20/26	1.000%(Q)	3,600	(4,649)	3,057	(7,706)	BOA
Republic of Panama (D11)	06/20/26	1.000%(Q)	800	7,159	679	6,480	BOA
Republic of Peru (D11)	06/20/26	1.000%(Q)	800	4,397	679	3,718	BOA
Republic of Philippines (D11)	06/20/26	1.000%(Q)	800	(3,010)	679	(3,689)	BOA
Republic of South Africa (D11)	06/20/26	1.000%(Q)	4,000	186,683	3,397	183,286	BOA
Republic of Turkey (D11)	06/20/26	1.000%(Q)	4,800	759,358	4,076	755,282	BOA
State of Qatar (D11)	06/20/26	1.000%(Q)	800	(15,084)	679	(15,763)	BOA
United Mexican States (D11)	06/20/26	1.000%(Q)	4,800	33,816	4,076	29,740	BOA
Emirate of Abu Dhabi (D12)	06/20/26	1.000%(Q)	100	(1,882)	109	(1,991)	BOA
Federation of Malaysia (D12)	06/20/26	1.000%(Q)	200	(1,605)	217	(1,822)	BOA
Federative Republic of Brazil (D12)	06/20/26	1.000%(Q)	600	20,666	651	20,015	BOA
Kingdom of Saudi Arabia (D12)	06/20/26	1.000%(Q)	100	(1,527)	109	(1,636)	BOA

See Notes to Financial Statements.

PGIM Total Return Bond Fund    117

Schedule of Investments   (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
People’s Republic of China (D12)	06/20/26	1.000%(Q)	600	$(1,715)	$651	$(2,366)	BOA
Republic of Argentina (D12)	06/20/26	1.000%(Q)	100	75,756	109	75,647	BOA
Republic of Chile (D12)	06/20/26	1.000%(Q)	100	535	109	426	BOA
Republic of Colombia (D12)	06/20/26	1.000%(Q)	250	15,450	271	15,179	BOA
Republic of Indonesia (D12)	06/20/26	1.000%(Q)	450	(582)	488	(1,070)	BOA
Republic of Panama (D12)	06/20/26	1.000%(Q)	100	895	109	786	BOA
Republic of Peru (D12)	06/20/26	1.000%(Q)	100	550	109	441	BOA
Republic of Philippines (D12)	06/20/26	1.000%(Q)	100	(376)	109	(485)	BOA
Republic of South Africa (D12)	06/20/26	1.000%(Q)	500	23,336	543	22,793	BOA
Republic of Turkey (D12)	06/20/26	1.000%(Q)	600	94,920	651	94,269	BOA
State of Qatar (D12)	06/20/26	1.000%(Q)	100	(1,885)	109	(1,994)	BOA
United Mexican States (D12)	06/20/26	1.000%(Q)	600	4,227	651	3,576	BOA
Arab Republic of Egypt (D23)	12/20/27	1.000%(Q)	4,000	1,316,665	109	1,316,556	MSI
Emirate of Abu Dhabi (D23)	12/20/27	1.000%(Q)	4,000	(77,659)	109	(77,768)	MSI
Federation of Malaysia (D23)	12/20/27	1.000%(Q)	6,000	13,175	163	13,012	MSI
Federative Republic of Brazil (D23)	12/20/27	1.000%(Q)	24,000	1,794,269	652	1,793,617	MSI
Kingdom of Saudi Arabia (D23)	12/20/27	1.000%(Q)	4,000	(60,493)	109	(60,602)	MSI
People’s Republic of China (D23)	12/20/27	1.000%(Q)	24,000	222,888	652	222,236	MSI
Republic of Argentina (D23)	12/20/27	1.000%(Q)	4,000	3,138,933	109	3,138,824	MSI
Republic of Chile (D23)	12/20/27	1.000%(Q)	6,000	134,801	163	134,638	MSI
Republic of Colombia (D23)	12/20/27	1.000%(Q)	12,000	1,262,153	326	1,261,827	MSI
Republic of Indonesia (D23)	12/20/27	1.000%(Q)	20,000	315,038	544	314,494	MSI
Republic of Panama (D23)	12/20/27	1.000%(Q)	4,000	109,214	109	109,105	MSI
Republic of Peru (D23)	12/20/27	1.000%(Q)	6,000	140,491	163	140,328	MSI
Republic of Philippines (D23)	12/20/27	1.000%(Q)	4,000	43,145	109	43,036	MSI
Republic of South Africa (D23)	12/20/27	1.000%(Q)	22,000	1,872,355	598	1,871,757	MSI
Republic of Turkey (D23)	12/20/27	1.000%(Q)	24,000	5,056,964	652	5,056,312	MSI
State of Qatar (D23)	12/20/27	1.000%(Q)	4,000	(77,981)	109	(78,090)	MSI
Sultanate of Oman (D23)	12/20/27	1.000%(Q)	4,000	231,313	109	231,204	MSI
United Mexican States (D23)	12/20/27	1.000%(Q)	24,000	637,797	652	637,145	MSI
Arab Republic of Egypt (D24)	12/20/27	1.000%(Q)	1,000	329,166	27	329,139	MSI
Emirate of Abu Dhabi (D24)	12/20/27	1.000%(Q)	1,000	(19,415)	27	(19,442)	MSI
Federation of Malaysia (D24)	12/20/27	1.000%(Q)	1,500	3,294	41	3,253	MSI
Federative Republic of Brazil (D24)	12/20/27	1.000%(Q)	6,000	448,567	163	448,404	MSI
Kingdom of Saudi Arabia (D24)	12/20/27	1.000%(Q)	1,000	(15,124)	27	(15,151)	MSI

See Notes to Financial Statements.

118

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
People’s Republic of China (D24)	12/20/27	1.000%(Q)	6,000	$55,722	$163	$55,559	MSI
Republic of Argentina (D24)	12/20/27	1.000%(Q)	1,000	784,733	27	784,706	MSI
Republic of Chile (D24)	12/20/27	1.000%(Q)	1,500	33,701	41	33,660	MSI
Republic of Colombia (D24)	12/20/27	1.000%(Q)	3,000	315,539	82	315,457	MSI
Republic of Indonesia (D24)	12/20/27	1.000%(Q)	5,000	78,759	136	78,623	MSI
Republic of Panama (D24)	12/20/27	1.000%(Q)	1,000	27,303	27	27,276	MSI
Republic of Peru (D24)	12/20/27	1.000%(Q)	1,500	35,123	41	35,082	MSI
Republic of Philippines (D24)	12/20/27	1.000%(Q)	1,000	10,786	27	10,759	MSI
Republic of South Africa (D24)	12/20/27	1.000%(Q)	5,500	468,089	150	467,939	MSI
Republic of Turkey (D24)	12/20/27	1.000%(Q)	6,000	1,264,241	163	1,264,078	MSI
State of Qatar (D24)	12/20/27	1.000%(Q)	1,000	(19,496)	27	(19,523)	MSI
Sultanate of Oman (D24)	12/20/27	1.000%(Q)	1,000	57,828	27	57,801	MSI
United Mexican States (D24)	12/20/27	1.000%(Q)	6,000	159,449	163	159,286	MSI
Arab Republic of Egypt (D25)	12/20/27	1.000%(Q)	2,000	658,333	382	657,951	MSI
Emirate of Abu Dhabi (D25)	12/20/27	1.000%(Q)	2,000	(38,830)	382	(39,212)	MSI
Federation of Malaysia (D25)	12/20/27	1.000%(Q)	3,000	6,588	573	6,015	MSI
Federative Republic of Brazil (D25)	12/20/27	1.000%(Q)	12,000	897,135	2,291	894,844	MSI
Kingdom of Saudi Arabia (D25)	12/20/27	1.000%(Q)	2,000	(30,247)	382	(30,629)	MSI
People’s Republic of China (D25)	12/20/27	1.000%(Q)	12,000	111,444	2,291	109,153	MSI
Republic of Argentina (D25)	12/20/27	1.000%(Q)	2,000	1,569,467	382	1,569,085	MSI
Republic of Chile (D25)	12/20/27	1.000%(Q)	3,000	67,401	573	66,828	MSI
Republic of Colombia (D25)	12/20/27	1.000%(Q)	6,000	631,076	1,145	629,931	MSI
Republic of Indonesia (D25)	12/20/27	1.000%(Q)	10,000	157,519	1,909	155,610	MSI
Republic of Panama (D25)	12/20/27	1.000%(Q)	2,000	54,607	382	54,225	MSI
Republic of Peru (D25)	12/20/27	1.000%(Q)	3,000	70,246	573	69,673	MSI
Republic of Philippines (D25)	12/20/27	1.000%(Q)	2,000	21,573	382	21,191	MSI
Republic of South Africa (D25)	12/20/27	1.000%(Q)	11,000	936,178	2,100	934,078	MSI
Republic of Turkey (D25)	12/20/27	1.000%(Q)	12,000	2,528,483	2,291	2,526,192	MSI
State of Qatar (D25)	12/20/27	1.000%(Q)	2,000	(38,990)	382	(39,372)	MSI
Sultanate of Oman (D25)	12/20/27	1.000%(Q)	2,000	115,657	382	115,275	MSI
United Mexican States (D25)	12/20/27	1.000%(Q)	12,000	318,899	2,291	316,608	MSI
Arab Republic of Egypt (D26)	12/20/27	1.000%(Q)	2,000	658,333	218	658,115	GSI
Emirate of Abu Dhabi (D26)	12/20/27	1.000%(Q)	2,000	(38,830)	218	(39,048)	GSI
Federation of Malaysia (D26)	12/20/27	1.000%(Q)	3,000	6,588	327	6,261	GSI
Federative Republic of Brazil (D26)	12/20/27	1.000%(Q)	12,000	897,135	1,307	895,828	GSI
Kingdom of Saudi Arabia (D26)	12/20/27	1.000%(Q)	2,000	(30,247)	218	(30,465)	GSI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    119

Schedule of Investments   (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
People’s Republic of China (D26)	12/20/27	1.000%(Q)	12,000	$111,444	$1,307	$110,137	GSI
Republic of Argentina (D26)	12/20/27	1.000%(Q)	2,000	1,569,467	218	1,569,249	GSI
Republic of Chile (D26)	12/20/27	1.000%(Q)	3,000	67,401	327	67,074	GSI
Republic of Colombia (D26)	12/20/27	1.000%(Q)	6,000	631,076	653	630,423	GSI
Republic of Indonesia (D26)	12/20/27	1.000%(Q)	10,000	157,519	1,089	156,430	GSI
Republic of Panama (D26)	12/20/27	1.000%(Q)	2,000	54,607	218	54,389	GSI
Republic of Peru (D26)	12/20/27	1.000%(Q)	3,000	70,246	327	69,919	GSI
Republic of Philippines (D26)	12/20/27	1.000%(Q)	2,000	21,572	218	21,354	GSI
Republic of South Africa (D26)	12/20/27	1.000%(Q)	11,000	936,177	1,198	934,979	GSI
Republic of Turkey (D26)	12/20/27	1.000%(Q)	12,000	2,528,482	1,307	2,527,175	GSI
State of Qatar (D26)	12/20/27	1.000%(Q)	2,000	(38,991)	218	(39,209)	GSI
Sultanate of Oman (D26)	12/20/27	1.000%(Q)	2,000	115,657	218	115,439	GSI
United Mexican States (D26)	12/20/27	1.000%(Q)	12,000	318,899	1,307	317,592	GSI
Arab Republic of Egypt (D27)	12/20/27	1.000%(Q)	1,000	329,166	109	329,057	GSI
Emirate of Abu Dhabi (D27)	12/20/27	1.000%(Q)	1,000	(19,415)	109	(19,524)	GSI
Federation of Malaysia (D27)	12/20/27	1.000%(Q)	1,500	3,293	163	3,130	GSI
Federative Republic of Brazil (D27)	12/20/27	1.000%(Q)	6,000	448,567	653	447,914	GSI
Kingdom of Saudi Arabia (D27)	12/20/27	1.000%(Q)	1,000	(15,123)	109	(15,232)	GSI
People’s Republic of China (D27)	12/20/27	1.000%(Q)	6,000	55,722	653	55,069	GSI
Republic of Argentina (D27)	12/20/27	1.000%(Q)	1,000	784,733	109	784,624	GSI
Republic of Chile (D27)	12/20/27	1.000%(Q)	1,500	33,700	163	33,537	GSI
Republic of Colombia (D27)	12/20/27	1.000%(Q)	3,000	315,539	327	315,212	GSI
Republic of Indonesia (D27)	12/20/27	1.000%(Q)	5,000	78,760	545	78,215	GSI
Republic of Panama (D27)	12/20/27	1.000%(Q)	1,000	27,303	109	27,194	GSI
Republic of Peru (D27)	12/20/27	1.000%(Q)	1,500	35,122	163	34,959	GSI
Republic of Philippines (D27)	12/20/27	1.000%(Q)	1,000	10,786	109	10,677	GSI
Republic of South Africa (D27)	12/20/27	1.000%(Q)	5,500	468,089	599	467,490	GSI
Republic of Turkey (D27)	12/20/27	1.000%(Q)	6,000	1,264,241	653	1,263,588	GSI
State of Qatar (D27)	12/20/27	1.000%(Q)	1,000	(19,495)	109	(19,604)	GSI
Sultanate of Oman (D27)	12/20/27	1.000%(Q)	1,000	57,828	109	57,719	GSI
United Mexican States (D27)	12/20/27	1.000%(Q)	6,000	159,449	653	158,796	GSI
Arab Republic of Egypt (D28)	12/20/27	1.000%(Q)	3,000	987,499	655	986,844	BARC
Emirate of Abu Dhabi (D28)	12/20/27	1.000%(Q)	3,000	(58,244)	655	(58,899)	BARC
Federation of Malaysia (D28)	12/20/27	1.000%(Q)	4,500	9,881	982	8,899	BARC
Federative Republic of Brazil (D28)	12/20/27	1.000%(Q)	18,000	1,345,702	3,929	1,341,773	BARC
Kingdom of Saudi Arabia (D28)	12/20/27	1.000%(Q)	3,000	(45,370)	655	(46,025)	BARC

See Notes to Financial Statements.

120

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
People’s Republic of China (D28)	12/20/27	1.000%(Q)	18,000	$167,166	$3,929	$163,237	BARC
Republic of Argentina (D28)	12/20/27	1.000%(Q)	3,000	2,354,200	655	2,353,545	BARC
Republic of Chile (D28)	12/20/27	1.000%(Q)	4,500	101,101	982	100,119	BARC
Republic of Colombia (D28)	12/20/27	1.000%(Q)	9,000	946,615	1,964	944,651	BARC
Republic of Indonesia (D28)	12/20/27	1.000%(Q)	15,000	236,278	3,274	233,004	BARC
Republic of Panama (D28)	12/20/27	1.000%(Q)	3,000	81,910	655	81,255	BARC
Republic of Peru (D28)	12/20/27	1.000%(Q)	4,500	105,368	982	104,386	BARC
Republic of Philippines (D28)	12/20/27	1.000%(Q)	3,000	32,359	655	31,704	BARC
Republic of South Africa (D28)	12/20/27	1.000%(Q)	16,500	1,404,266	3,601	1,400,665	BARC
Republic of Turkey (D28)	12/20/27	1.000%(Q)	18,000	3,792,723	3,929	3,788,794	BARC
State of Qatar (D28)	12/20/27	1.000%(Q)	3,000	(58,486)	655	(59,141)	BARC
Sultanate of Oman (D28)	12/20/27	1.000%(Q)	3,000	173,485	655	172,830	BARC
United Mexican States (D28)	12/20/27	1.000%(Q)	18,000	478,349	3,929	474,420	BARC
Arab Republic of Egypt (D29)	12/20/27	1.000%(Q)	2,000	658,333	382	657,951	MSI
Emirate of Abu Dhabi (D29)	12/20/27	1.000%(Q)	2,000	(38,830)	382	(39,212)	MSI
Federation of Malaysia (D29)	12/20/27	1.000%(Q)	3,000	6,588	573	6,015	MSI
Federative Republic of Brazil (D29)	12/20/27	1.000%(Q)	12,000	897,135	2,291	894,844	MSI
Kingdom of Saudi Arabia (D29)	12/20/27	1.000%(Q)	2,000	(30,247)	382	(30,629)	MSI
People’s Republic of China (D29)	12/20/27	1.000%(Q)	12,000	111,444	2,291	109,153	MSI
Republic of Argentina (D29)	12/20/27	1.000%(Q)	2,000	1,569,467	382	1,569,085	MSI
Republic of Chile (D29)	12/20/27	1.000%(Q)	3,000	67,401	573	66,828	MSI
Republic of Colombia (D29)	12/20/27	1.000%(Q)	6,000	631,076	1,145	629,931	MSI
Republic of Indonesia (D29)	12/20/27	1.000%(Q)	10,000	157,519	1,909	155,610	MSI
Republic of Panama (D29)	12/20/27	1.000%(Q)	2,000	54,607	382	54,225	MSI
Republic of Peru (D29)	12/20/27	1.000%(Q)	3,000	70,246	573	69,673	MSI
Republic of Philippines (D29)	12/20/27	1.000%(Q)	2,000	21,573	382	21,191	MSI
Republic of South Africa (D29)	12/20/27	1.000%(Q)	11,000	936,178	2,100	934,078	MSI
Republic of Turkey (D29)	12/20/27	1.000%(Q)	12,000	2,528,483	2,291	2,526,192	MSI
State of Qatar (D29)	12/20/27	1.000%(Q)	2,000	(38,990)	382	(39,372)	MSI
Sultanate of Oman (D29)	12/20/27	1.000%(Q)	2,000	115,657	382	115,275	MSI
United Mexican States (D29)	12/20/27	1.000%(Q)	12,000	318,899	2,291	316,608	MSI
Arab Republic of Egypt (D30)	12/20/27	1.000%(Q)	3,000	987,499	573	986,926	GSI
Emirate of Abu Dhabi (D30)	12/20/27	1.000%(Q)	3,000	(58,244)	573	(58,817)	GSI
Federation of Malaysia (D30)	12/20/27	1.000%(Q)	4,500	9,881	859	9,022	GSI
Federative Republic of Brazil (D30)	12/20/27	1.000%(Q)	18,000	1,345,702	3,436	1,342,266	GSI
Kingdom of Saudi Arabia (D30)	12/20/27	1.000%(Q)	3,000	(45,370)	573	(45,943)	GSI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    121

Schedule of Investments   (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
People’s Republic of China (D30)	12/20/27	1.000%(Q)	18,000	$167,166	$3,436	$163,730	GSI
Republic of Argentina (D30)	12/20/27	1.000%(Q)	3,000	2,354,200	573	2,353,627	GSI
Republic of Chile (D30)	12/20/27	1.000%(Q)	4,500	101,101	859	100,242	GSI
Republic of Colombia (D30)	12/20/27	1.000%(Q)	9,000	946,615	1,718	944,897	GSI
Republic of Indonesia (D30)	12/20/27	1.000%(Q)	15,000	236,278	2,863	233,415	GSI
Republic of Panama (D30)	12/20/27	1.000%(Q)	3,000	81,910	573	81,337	GSI
Republic of Peru (D30)	12/20/27	1.000%(Q)	4,500	105,368	859	104,509	GSI
Republic of Philippines (D30)	12/20/27	1.000%(Q)	3,000	32,359	573	31,786	GSI
Republic of South Africa (D30)	12/20/27	1.000%(Q)	16,500	1,404,266	3,150	1,401,116	GSI
Republic of Turkey (D30)	12/20/27	1.000%(Q)	18,000	3,792,723	3,436	3,789,287	GSI
State of Qatar (D30)	12/20/27	1.000%(Q)	3,000	(58,486)	573	(59,059)	GSI
Sultanate of Oman (D30)	12/20/27	1.000%(Q)	3,000	173,485	573	172,912	GSI
United Mexican States (D30)	12/20/27	1.000%(Q)	18,000	478,348	3,436	474,912	GSI
Arab Republic of Egypt (D31)	12/20/27	1.000%(Q)	2,000	658,333	437	657,896	MSI
Emirate of Abu Dhabi (D31)	12/20/27	1.000%(Q)	2,000	(38,829)	437	(39,266)	MSI
Federation of Malaysia (D31)	12/20/27	1.000%(Q)	3,000	6,588	655	5,933	MSI
Federative Republic of Brazil (D31)	12/20/27	1.000%(Q)	12,000	897,134	2,619	894,515	MSI
Kingdom of Saudi Arabia (D31)	12/20/27	1.000%(Q)	2,000	(30,246)	437	(30,683)	MSI
People’s Republic of China (D31)	12/20/27	1.000%(Q)	12,000	111,444	2,619	108,825	MSI
Republic of Argentina (D31)	12/20/27	1.000%(Q)	2,000	1,569,467	437	1,569,030	MSI
Republic of Chile (D31)	12/20/27	1.000%(Q)	3,000	67,401	655	66,746	MSI
Republic of Colombia (D31)	12/20/27	1.000%(Q)	6,000	631,077	1,310	629,767	MSI
Republic of Indonesia (D31)	12/20/27	1.000%(Q)	10,000	157,519	2,183	155,336	MSI
Republic of Panama (D31)	12/20/27	1.000%(Q)	2,000	54,607	437	54,170	MSI
Republic of Peru (D31)	12/20/27	1.000%(Q)	3,000	70,246	655	69,591	MSI
Republic of Philippines (D31)	12/20/27	1.000%(Q)	2,000	21,573	437	21,136	MSI
Republic of South Africa (D31)	12/20/27	1.000%(Q)	11,000	936,177	2,401	933,776	MSI
Republic of Turkey (D31)	12/20/27	1.000%(Q)	12,000	2,528,482	2,619	2,525,863	MSI
State of Qatar (D31)	12/20/27	1.000%(Q)	2,000	(38,990)	437	(39,427)	MSI
Sultanate of Oman (D31)	12/20/27	1.000%(Q)	2,000	115,657	437	115,220	MSI
United Mexican States (D31)	12/20/27	1.000%(Q)	12,000	318,899	2,619	316,280	MSI
Arab Republic of Egypt (D32)	12/20/27	1.000%(Q)	2,000	658,333	437	657,896	CITI
Emirate of Abu Dhabi (D32)	12/20/27	1.000%(Q)	2,000	(38,829)	437	(39,266)	CITI
Federation of Malaysia (D32)	12/20/27	1.000%(Q)	3,000	6,588	655	5,933	CITI
Federative Republic of Brazil (D32)	12/20/27	1.000%(Q)	12,000	897,134	2,619	894,515	CITI
Kingdom of Saudi Arabia (D32)	12/20/27	1.000%(Q)	2,000	(30,246)	437	(30,683)	CITI

See Notes to Financial Statements.

122

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
People’s Republic of China (D32)	12/20/27	1.000%(Q)	12,000	$111,444	$2,619	$108,825	CITI
Republic of Argentina (D32)	12/20/27	1.000%(Q)	2,000	1,569,467	437	1,569,030	CITI
Republic of Chile (D32)	12/20/27	1.000%(Q)	3,000	67,401	655	66,746	CITI
Republic of Colombia (D32)	12/20/27	1.000%(Q)	6,000	631,077	1,310	629,767	CITI
Republic of Indonesia (D32)	12/20/27	1.000%(Q)	10,000	157,519	2,183	155,336	CITI
Republic of Panama (D32)	12/20/27	1.000%(Q)	2,000	54,607	437	54,170	CITI
Republic of Peru (D32)	12/20/27	1.000%(Q)	3,000	70,246	655	69,591	CITI
Republic of Philippines (D32)	12/20/27	1.000%(Q)	2,000	21,573	437	21,136	CITI
Republic of South Africa (D32)	12/20/27	1.000%(Q)	11,000	936,177	2,401	933,776	CITI
Republic of Turkey (D32)	12/20/27	1.000%(Q)	12,000	2,528,482	2,619	2,525,863	CITI
State of Qatar (D32)	12/20/27	1.000%(Q)	2,000	(38,990)	437	(39,427)	CITI
Sultanate of Oman (D32)	12/20/27	1.000%(Q)	2,000	115,657	437	115,220	CITI
United Mexican States (D32)	12/20/27	1.000%(Q)	12,000	318,899	2,619	316,280	CITI
Arab Republic of Egypt (D33)	12/20/27	1.000%(Q)	2,000	658,333	437	657,896	JPM
Emirate of Abu Dhabi (D33)	12/20/27	1.000%(Q)	2,000	(38,829)	437	(39,266)	JPM
Federation of Malaysia (D33)	12/20/27	1.000%(Q)	3,000	6,588	655	5,933	JPM
Federative Republic of Brazil (D33)	12/20/27	1.000%(Q)	12,000	897,134	2,619	894,515	JPM
Kingdom of Saudi Arabia (D33)	12/20/27	1.000%(Q)	2,000	(30,246)	437	(30,683)	JPM
People’s Republic of China (D33)	12/20/27	1.000%(Q)	12,000	111,444	2,619	108,825	JPM
Republic of Argentina (D33)	12/20/27	1.000%(Q)	2,000	1,569,467	437	1,569,030	JPM
Republic of Chile (D33)	12/20/27	1.000%(Q)	3,000	67,401	655	66,746	JPM
Republic of Colombia (D33)	12/20/27	1.000%(Q)	6,000	631,077	1,310	629,767	JPM
Republic of Indonesia (D33)	12/20/27	1.000%(Q)	10,000	157,519	2,183	155,336	JPM
Republic of Panama (D33)	12/20/27	1.000%(Q)	2,000	54,607	437	54,170	JPM
Republic of Peru (D33)	12/20/27	1.000%(Q)	3,000	70,246	655	69,591	JPM
Republic of Philippines (D33)	12/20/27	1.000%(Q)	2,000	21,573	437	21,136	JPM
Republic of South Africa (D33)	12/20/27	1.000%(Q)	11,000	936,177	2,401	933,776	JPM
Republic of Turkey (D33)	12/20/27	1.000%(Q)	12,000	2,528,482	2,619	2,525,863	JPM
State of Qatar (D33)	12/20/27	1.000%(Q)	2,000	(38,990)	437	(39,427)	JPM
Sultanate of Oman (D33)	12/20/27	1.000%(Q)	2,000	115,657	437	115,220	JPM
United Mexican States (D33)	12/20/27	1.000%(Q)	12,000	318,899	2,619	316,280	JPM
Arab Republic of Egypt (D34)	12/20/27	1.000%(Q)	2,000	658,332	1,209	657,123	MSI
Emirate of Abu Dhabi (D34)	12/20/27	1.000%(Q)	2,000	(38,830)	1,209	(40,039)	MSI
Federation of Malaysia (D34)	12/20/27	1.000%(Q)	3,000	6,588	1,814	4,774	MSI
Federative Republic of Brazil (D34)	12/20/27	1.000%(Q)	12,000	897,135	7,256	889,879	MSI
Kingdom of Saudi Arabia (D34)	12/20/27	1.000%(Q)	2,000	(30,247)	1,209	(31,456)	MSI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    123

Schedule of Investments   (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
People’s Republic of China (D34)	12/20/27	1.000%(Q)	12,000	$111,444	$7,256	$104,188	MSI
Republic of Argentina (D34)	12/20/27	1.000%(Q)	2,000	1,569,466	1,209	1,568,257	MSI
Republic of Chile (D34)	12/20/27	1.000%(Q)	3,000	67,401	1,814	65,587	MSI
Republic of Colombia (D34)	12/20/27	1.000%(Q)	6,000	631,077	3,628	627,449	MSI
Republic of Indonesia (D34)	12/20/27	1.000%(Q)	10,000	157,519	6,047	151,472	MSI
Republic of Panama (D34)	12/20/27	1.000%(Q)	2,000	54,606	1,209	53,397	MSI
Republic of Peru (D34)	12/20/27	1.000%(Q)	3,000	70,246	1,814	68,432	MSI
Republic of Philippines (D34)	12/20/27	1.000%(Q)	2,000	21,572	1,209	20,363	MSI
Republic of South Africa (D34)	12/20/27	1.000%(Q)	11,000	936,177	6,651	929,526	MSI
Republic of Turkey (D34)	12/20/27	1.000%(Q)	12,000	2,528,482	7,256	2,521,226	MSI
State of Qatar (D34)	12/20/27	1.000%(Q)	2,000	(38,991)	1,209	(40,200)	MSI
Sultanate of Oman (D34)	12/20/27	1.000%(Q)	2,000	115,656	1,209	114,447	MSI
United Mexican States (D34)	12/20/27	1.000%(Q)	12,000	318,899	7,256	311,643	MSI

				$107,077,961	$302,521	$106,775,440

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**:
Federation of Malaysia (D01)	12/20/23	1.000%(Q)	2,550	0.327%	$22,056	$(317)	$22,373	BARC
Federative Republic of Brazil (D01)	12/20/23	1.000%(Q)	12,750	0.982%	17,399	(1,587)	18,986	BARC
People’s Republic of China (D01)	12/20/23	1.000%(Q)	8,500	0.450%	61,841	(1,058)	62,899	BARC
Republic of Chile (D01)	12/20/23	1.000%(Q)	2,550	0.697%	11,565	(317)	11,882	BARC
Republic of Colombia (D01)	12/20/23	1.000%(Q)	3,400	1.824%	(26,943)	(423)	(26,520)	BARC
Republic of Indonesia (D01)	12/20/23	1.000%(Q)	3,400	0.355%	28,370	(423)	28,793	BARC

See Notes to Financial Statements.

124

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Panama (D01)	12/20/23	1.000%(Q)	2,550	0.761%	$9,743	$(317)	$10,060	BARC
Republic of Peru (D01)	12/20/23	1.000%(Q)	2,550	0.678%	12,111	(317)	12,428	BARC
Republic of Philippines (D01)	12/20/23	1.000%(Q)	2,550	0.329%	22,012	(317)	22,329	BARC
Republic of South Africa (D01)	12/20/23	1.000%(Q)	7,650	1.413%	(25,987)	(952)	(25,035)	BARC
Republic of Turkey (D01)	12/20/23	1.000%(Q)	12,750	5.214%	(563,642)	(1,587)	(562,055)	BARC
United Mexican States (D01)	12/20/23	1.000%(Q)	11,050	0.706%	48,988	(1,375)	50,363	BARC
Federation of Malaysia (D02)	12/20/23	1.000%(Q)	10,500	0.327%	90,819	(1,925)	92,744	BARC
Federative Republic of Brazil (D02)	12/20/23	1.000%(Q)	52,500	0.982%	71,646	(9,627)	81,273	BARC
People’s Republic of China (D02)	12/20/23	1.000%(Q)	35,000	0.450%	254,642	(6,418)	261,060	BARC
Republic of Chile (D02)	12/20/23	1.000%(Q)	10,500	0.697%	47,620	(1,925)	49,545	BARC
Republic of Colombia (D02)	12/20/23	1.000%(Q)	14,000	1.824%	(110,943)	(2,567)	(108,376)	BARC
Republic of Indonesia (D02)	12/20/23	1.000%(Q)	14,000	0.355%	116,819	(2,567)	119,386	BARC
Republic of Panama (D02)	12/20/23	1.000%(Q)	10,500	0.761%	40,116	(1,925)	42,041	BARC
Republic of Peru (D02)	12/20/23	1.000%(Q)	10,500	0.678%	49,868	(1,925)	51,793	BARC
Republic of Philippines (D02)	12/20/23	1.000%(Q)	10,500	0.329%	90,636	(1,925)	92,561	BARC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    125

Schedule of Investments   (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of South Africa (D02)	12/20/23	1.000%(Q)	31,500	1.413%	$(107,003)	$(5,776)	$(101,227)	BARC
Republic of Turkey (D02)	12/20/23	1.000%(Q)	52,500	5.214%	(2,320,876)	(9,627)	(2,311,249)	BARC
United Mexican States (D02)	12/20/23	1.000%(Q)	45,500	0.706%	201,716	(8,343)	210,059	BARC
Federation of Malaysia (D03)	12/20/23	1.000%(Q)	4,500	0.327%	38,923	(2,033)	40,956	BARC
Federative Republic of Brazil (D03)	12/20/23	1.000%(Q)	22,500	0.982%	30,706	(10,167)	40,873	BARC
People’s Republic of China (D03)	12/20/23	1.000%(Q)	15,000	0.450%	109,133	(6,778)	115,911	BARC
Republic of Chile (D03)	12/20/23	1.000%(Q)	4,500	0.697%	20,409	(2,033)	22,442	BARC
Republic of Colombia (D03)	12/20/23	1.000%(Q)	6,000	1.824%	(47,547)	(2,711)	(44,836)	BARC
Republic of Indonesia (D03)	12/20/23	1.000%(Q)	6,000	0.355%	50,065	(2,711)	52,776	BARC
Republic of Panama (D03)	12/20/23	1.000%(Q)	4,500	0.761%	17,193	(2,033)	19,226	BARC
Republic of Peru (D03)	12/20/23	1.000%(Q)	4,500	0.678%	21,372	(2,033)	23,405	BARC
Republic of Philippines (D03)	12/20/23	1.000%(Q)	4,500	0.329%	38,844	(2,033)	40,877	BARC
Republic of South Africa (D03)	12/20/23	1.000%(Q)	13,500	1.413%	(45,858)	(6,100)	(39,758)	BARC
Republic of Turkey (D03)	12/20/23	1.000%(Q)	22,500	5.214%	(994,661)	(10,167)	(984,494)	BARC
United Mexican States (D03)	12/20/23	1.000%(Q)	19,500	0.706%	86,449	(8,812)	95,261	BARC

See Notes to Financial Statements.

126

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Federation of Malaysia (D04)	12/20/23	1.000%(Q)	3,000	0.242%	$28,829	$(1,622)	$30,451	CITI
Federative Republic of Brazil (D04)	12/20/23	1.000%(Q)	15,000	0.982%	20,470	(8,111)	28,581	CITI
People’s Republic of China (D04)	12/20/23	1.000%(Q)	10,000	0.450%	72,755	(5,407)	78,162	CITI
Republic of Chile (D04)	12/20/23	1.000%(Q)	3,000	0.697%	13,606	(1,622)	15,228	CITI
Republic of Colombia (D04)	12/20/23	1.000%(Q)	4,000	1.824%	(31,698)	(2,163)	(29,535)	CITI
Republic of Indonesia (D04)	12/20/23	1.000%(Q)	4,000	0.355%	33,377	(2,163)	35,540	CITI
Republic of Panama (D04)	12/20/23	1.000%(Q)	3,000	0.761%	11,462	(1,622)	13,084	CITI
Republic of Peru (D04)	12/20/23	1.000%(Q)	3,000	0.678%	14,248	(1,643)	15,891	CITI
Republic of Philippines (D04)	12/20/23	1.000%(Q)	3,000	0.329%	25,896	(1,622)	27,518	CITI
Republic of South Africa (D04)	12/20/23	1.000%(Q)	9,000	1.413%	(30,572)	(4,866)	(25,706)	CITI
Republic of Turkey (D04)	12/20/23	1.000%(Q)	15,000	5.214%	(663,108)	(8,111)	(654,997)	CITI
United Mexican States (D04)	12/20/23	1.000%(Q)	13,000	0.706%	57,633	(7,029)	64,662	CITI
Federation of Malaysia (D05)	12/20/23	1.000%(Q)	3,000	0.327%	25,948	(1,768)	27,716	CITI
Federative Republic of Brazil (D05)	12/20/23	1.000%(Q)	15,000	0.982%	20,470	(8,839)	29,309	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    127

Schedule of Investments   (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
People’s Republic of China (D05)	12/20/23	1.000%(Q)	10,000	0.450%	$72,755	$(5,892)	$78,647	CITI
Republic of Chile (D05)	12/20/23	1.000%(Q)	3,000	0.697%	13,605	(1,768)	15,373	CITI
Republic of Colombia (D05)	12/20/23	1.000%(Q)	4,000	1.824%	(31,698)	(2,357)	(29,341)	CITI
Republic of Indonesia (D05)	12/20/23	1.000%(Q)	4,000	0.355%	33,377	(2,357)	35,734	CITI
Republic of Panama (D05)	12/20/23	1.000%(Q)	3,000	0.761%	11,461	(1,768)	13,229	CITI
Republic of Peru (D05)	12/20/23	1.000%(Q)	3,000	0.678%	14,248	(1,768)	16,016	CITI
Republic of Philippines (D05)	12/20/23	1.000%(Q)	3,000	0.329%	25,896	(1,768)	27,664	CITI
Republic of South Africa (D05)	12/20/23	1.000%(Q)	9,000	1.413%	(30,572)	(5,303)	(25,269)	CITI
Republic of Turkey (D05)	12/20/23	1.000%(Q)	15,000	5.214%	(663,108)	(8,839)	(654,269)	CITI
United Mexican States (D05)	12/20/23	1.000%(Q)	13,000	0.706%	57,633	(7,660)	65,293	CITI
Emirate of Abu Dhabi (D06)	12/20/25	1.000%(Q)	2,000	0.424%	36,144	(295)	36,439	MSI
Federation of Malaysia (D06)	12/20/25	1.000%(Q)	3,000	0.681%	31,426	(442)	31,868	MSI
Federative Republic of Brazil (D06)	12/20/25	1.000%(Q)	12,000	1.815%	(266,712)	(1,769)	(264,943)	MSI
Kingdom of Saudi Arabia (D06)	12/20/25	1.000%(Q)	2,000	0.535%	29,538	(295)	29,833	MSI

See Notes to Financial Statements.

128

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
People’s Republic of China (D06)	12/20/25	1.000%(Q)	12,000	0.839%	$70,252	$(1,769)	$72,021	MSI
Republic of Argentina (D06)	12/20/25	1.000%(Q)	5,000	50.172%	(3,730,492)	(737)	(3,729,755)	MSI
Republic of Chile (D06)	12/20/25	1.000%(Q)	2,000	1.068%	(1,632)	(295)	(1,337)	MSI
Republic of Colombia (D06)	12/20/25	1.000%(Q)	5,000	2.769%	(243,370)	(737)	(242,633)	MSI
Republic of Indonesia (D06)	12/20/25	1.000%(Q)	8,000	0.832%	48,519	(1,179)	49,698	MSI
Republic of Panama (D06)	12/20/25	1.000%(Q)	2,000	1.186%	(8,433)	(295)	(8,138)	MSI
Republic of Peru (D06)	12/20/25	1.000%(Q)	2,000	1.071%	(1,766)	(295)	(1,471)	MSI
Republic of Philippines (D06)	12/20/25	1.000%(Q)	2,000	0.785%	14,836	(295)	15,131	MSI
Republic of South Africa (D06)	12/20/25	1.000%(Q)	9,000	2.271%	(314,582)	(1,327)	(313,255)	MSI
Republic of Turkey (D06)	12/20/25	1.000%(Q)	12,000	6.328%	(1,662,764)	(1,769)	(1,660,995)	MSI
State of Qatar (D06)	12/20/25	1.000%(Q)	2,000	0.423%	36,188	(369)	36,557	MSI
United Mexican States (D06)	12/20/25	1.000%(Q)	12,000	1.125%	(29,397)	(1,769)	(27,628)	MSI
Emirate of Abu Dhabi (D07)	12/20/25	1.000%(Q)	2,000	0.424%	36,143	(931)	37,074	CITI
Federation of Malaysia (D07)	12/20/25	1.000%(Q)	3,000	0.681%	31,425	(1,396)	32,821	CITI
Federative Republic of Brazil (D07)	12/20/25	1.000%(Q)	12,000	1.815%	(266,712)	(5,583)	(261,129)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    129

Schedule of Investments   (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Kingdom of Saudi Arabia (D07)	12/20/25	1.000%(Q)	2,000	0.535%	$29,538	$(931)	$30,469	CITI
People’s Republic of China (D07)	12/20/25	1.000%(Q)	12,000	0.839%	70,252	(5,583)	75,835	CITI
Republic of Argentina (D07)	12/20/25	1.000%(Q)	5,000	50.172%	(3,730,492)	(2,326)	(3,728,166)	CITI
Republic of Chile (D07)	12/20/25	1.000%(Q)	2,000	1.068%	(1,633)	(931)	(702)	CITI
Republic of Colombia (D07)	12/20/25	1.000%(Q)	5,000	2.769%	(243,370)	(2,326)	(241,044)	CITI
Republic of Indonesia (D07)	12/20/25	1.000%(Q)	8,000	0.832%	48,519	(3,722)	52,241	CITI
Republic of Panama (D07)	12/20/25	1.000%(Q)	2,000	1.186%	(8,433)	(931)	(7,502)	CITI
Republic of Peru (D07)	12/20/25	1.000%(Q)	2,000	1.071%	(1,766)	(931)	(835)	CITI
Republic of Philippines (D07)	12/20/25	1.000%(Q)	2,000	0.785%	14,836	(931)	15,767	CITI
Republic of South Africa (D07)	12/20/25	1.000%(Q)	9,000	2.271%	(314,581)	(4,187)	(310,394)	CITI
Republic of Turkey (D07)	12/20/25	1.000%(Q)	12,000	6.328%	(1,662,764)	(5,583)	(1,657,181)	CITI
State of Qatar (D07)	12/20/25	1.000%(Q)	2,000	0.423%	36,188	(931)	37,119	CITI
United Mexican States (D07)	12/20/25	1.000%(Q)	12,000	1.125%	(29,396)	(5,583)	(23,813)	CITI
Emirate of Abu Dhabi (D08)	12/20/25	1.000%(Q)	4,000	0.424%	72,288	(1,861)	74,149	MSI
Federation of Malaysia (D08)	12/20/25	1.000%(Q)	6,000	0.681%	62,850	(2,792)	65,642	MSI

See Notes to Financial Statements.

130

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Federative Republic of Brazil (D08)	12/20/25	1.000%(Q)	24,000	1.815%	$(533,423)	$(11,166)	$(522,257)	MSI
Kingdom of Saudi Arabia (D08)	12/20/25	1.000%(Q)	4,000	0.535%	59,076	(1,861)	60,937	MSI
People’s Republic of China (D08)	12/20/25	1.000%(Q)	24,000	0.839%	140,504	(11,166)	151,670	MSI
Republic of Argentina (D08)	12/20/25	1.000%(Q)	10,000	50.172%	(7,460,984)	(4,653)	(7,456,331)	MSI
Republic of Chile (D08)	12/20/25	1.000%(Q)	4,000	1.068%	(3,264)	(1,861)	(1,403)	MSI
Republic of Colombia (D08)	12/20/25	1.000%(Q)	10,000	2.769%	(486,742)	(4,653)	(482,089)	MSI
Republic of Indonesia (D08)	12/20/25	1.000%(Q)	16,000	0.832%	97,037	(7,444)	104,481	MSI
Republic of Panama (D08)	12/20/25	1.000%(Q)	4,000	1.186%	(16,866)	(1,861)	(15,005)	MSI
Republic of Peru (D08)	12/20/25	1.000%(Q)	4,000	1.071%	(3,532)	(1,861)	(1,671)	MSI
Republic of Philippines (D08)	12/20/25	1.000%(Q)	4,000	0.785%	29,672	(1,861)	31,533	MSI
Republic of South Africa (D08)	12/20/25	1.000%(Q)	18,000	2.271%	(629,164)	(8,375)	(620,789)	MSI
Republic of Turkey (D08)	12/20/25	1.000%(Q)	24,000	6.328%	(3,325,528)	(11,166)	(3,314,362)	MSI
State of Qatar (D08)	12/20/25	1.000%(Q)	4,000	0.423%	72,377	(2,010)	74,387	MSI
United Mexican States (D08)	12/20/25	1.000%(Q)	24,000	1.125%	(58,793)	(11,166)	(47,627)	MSI
Emirate of Abu Dhabi (D09)	12/20/25	1.000%(Q)	4,000	0.424%	72,288	(1,861)	74,149	MSI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    131

Schedule of Investments   (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Federation of Malaysia (D09)	12/20/25	1.000%(Q)	6,000	0.681%	$62,850	$(2,792)	$65,642	MSI
Federative Republic of Brazil (D09)	12/20/25	1.000%(Q)	24,000	1.815%	(533,423)	(11,166)	(522,257)	MSI
Kingdom of Saudi Arabia (D09)	12/20/25	1.000%(Q)	4,000	0.535%	59,076	(1,861)	60,937	MSI
People’s Republic of China (D09)	12/20/25	1.000%(Q)	24,000	0.839%	140,504	(11,166)	151,670	MSI
Republic of Argentina (D09)	12/20/25	1.000%(Q)	10,000	50.172%	(7,460,984)	(4,653)	(7,456,331)	MSI
Republic of Chile (D09)	12/20/25	1.000%(Q)	4,000	1.068%	(3,264)	(1,861)	(1,403)	MSI
Republic of Colombia (D09)	12/20/25	1.000%(Q)	10,000	2.769%	(486,742)	(4,653)	(482,089)	MSI
Republic of Indonesia (D09)	12/20/25	1.000%(Q)	16,000	0.832%	97,037	(7,444)	104,481	MSI
Republic of Panama (D09)	12/20/25	1.000%(Q)	4,000	1.186%	(16,866)	(1,861)	(15,005)	MSI
Republic of Peru (D09)	12/20/25	1.000%(Q)	4,000	1.071%	(3,532)	(1,861)	(1,671)	MSI
Republic of Philippines (D09)	12/20/25	1.000%(Q)	4,000	0.785%	29,672	(1,861)	31,533	MSI
Republic of South Africa (D09)	12/20/25	1.000%(Q)	18,000	2.271%	(629,164)	(8,375)	(620,789)	MSI
Republic of Turkey (D09)	12/20/25	1.000%(Q)	24,000	6.328%	(3,325,528)	(11,166)	(3,314,362)	MSI
State of Qatar (D09)	12/20/25	1.000%(Q)	4,000	0.423%	72,377	(2,010)	74,387	MSI

See Notes to Financial Statements.

132

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
United Mexican States (D09)	12/20/25	1.000%(Q)	24,000	1.125%	$(58,793)	$(11,166)	$(47,627)	MSI
Emirate of Abu Dhabi (D13)	12/20/26	1.000%(Q)	500	0.513%	9,787	(848)	10,635	BOA
Federation of Malaysia (D13)	12/20/26	1.000%(Q)	1,000	0.881%	5,633	(1,697)	7,330	BOA
Federative Republic of Brazi(D13)	12/20/26	1.000%(Q)	3,000	2.297%	(138,562)	(5,091)	(133,471)	BOA
Kingdom of Saudi Arabia (D13)	12/20/26	1.000%(Q)	500	0.613%	7,881	(848)	8,729	BOA
People’s Republic of China (D13)	12/20/26	1.000%(Q)	3,000	1.033%	(178)	(5,091)	4,913	BOA
Republic of Argentina (D13)	12/20/26	1.000%(Q)	500	49.186%	(383,586)	(848)	(382,738)	BOA
Republic of Chile (D13)	12/20/26	1.000%(Q)	500	1.294%	(4,874)	(848)	(4,026)	BOA
Republic of Colombia (D13)	12/20/26	1.000%(Q)	1,250	3.119%	(92,988)	(2,121)	(90,867)	BOA
Republic of Indonesia (D13)	12/20/26	1.000%(Q)	2,250	1.121%	(7,514)	(3,818)	(3,696)	BOA
Republic of Panama (D13)	12/20/26	1.000%(Q)	500	1.397%	(6,778)	(848)	(5,930)	BOA
Republic of Peru (D13)	12/20/26	1.000%(Q)	500	1.300%	(4,995)	(848)	(4,147)	BOA
Republic of Philippines (D13)	12/20/26	1.000%(Q)	500	1.026%	105	(848)	953	BOA
Republic of South Africa (D13)	12/20/26	1.000%(Q)	2,750	2.638%	(159,329)	(4,666)	(154,663)	BOA

See Notes to Financial Statements.

PGIM Total Return Bond Fund    133

Schedule of Investments   (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Turkey (D13)	12/20/26	1.000%(Q)	3,000	6.465%	$(530,098)	$(5,091)	$(525,007)	BOA
State of Qatar (D13)	12/20/26	1.000%(Q)	500	0.512%	9,801	(848)	10,649	BOA
United Mexican States (D13)	12/20/26	1.000%(Q)	2,750	1.342%	(31,681)	(4,666)	(27,015)	BOA
Emirate of Abu Dhabi (D14)	12/20/26	1.000%(Q)	4,000	0.513%	78,290	(7,687)	85,977	CITI
Federation of Malaysia (D14)	12/20/26	1.000%(Q)	8,000	0.881%	45,064	(15,375)	60,439	CITI
Federative Republic of Brazil (D14)	12/20/26	1.000%(Q)	24,000	2.297%	(1,108,489)	(46,124)	(1,062,365)	CITI
Kingdom of Saudi Arabia (D14)	12/20/26	1.000%(Q)	4,000	0.613%	63,046	(7,687)	70,733	CITI
People’s Republic of China (D14)	12/20/26	1.000%(Q)	24,000	1.033%	(1,425)	(46,124)	44,699	CITI
Republic of Argentina (D14)	12/20/26	1.000%(Q)	4,000	49.186%	(3,068,690)	(7,687)	(3,061,003)	CITI
Republic of Chile (D14)	12/20/26	1.000%(Q)	4,000	1.294%	(38,996)	(7,687)	(31,309)	CITI
Republic of Colombia (D14)	12/20/26	1.000%(Q)	10,000	3.119%	(743,904)	(19,219)	(724,685)	CITI
Republic of Indonesia (D14)	12/20/26	1.000%(Q)	18,000	1.121%	(60,113)	(34,593)	(25,520)	CITI
Republic of Panama (D14)	12/20/26	1.000%(Q)	4,000	1.397%	(54,229)	(7,687)	(46,542)	CITI
Republic of Peru (D14)	12/20/26	1.000%(Q)	4,000	1.300%	(39,961)	(7,687)	(32,274)	CITI
Republic of Philippines (D14)	12/20/26	1.000%(Q)	4,000	1.026%	833	(7,687)	8,520	CITI

See Notes to Financial Statements.

134

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of South Africa (D14)	12/20/26	1.000%(Q)	22,000	2.638%	$(1,274,632)	$(42,281)	$(1,232,351)	CITI
Republic of Turkey (D14)	12/20/26	1.000%(Q)	24,000	6.465%	(4,240,782)	(46,124)	(4,194,658)	CITI
State of Qatar (D14)	12/20/26	1.000%(Q)	4,000	0.512%	78,402	(7,687)	86,089	CITI
United Mexican States (D14)	12/20/26	1.000%(Q)	22,000	1.342%	(253,450)	(42,281)	(211,169)	CITI
Emirate of Abu Dhabi (D15)	12/20/26	1.000%(Q)	2,000	0.513%	39,144	(3,844)	42,988	MSI
Federation of Malaysia (D15)	12/20/26	1.000%(Q)	4,000	0.881%	22,532	(7,687)	30,219	MSI
Federative Republic of Brazil (D15)	12/20/26	1.000%(Q)	12,000	2.297%	(554,245)	(23,062)	(531,183)	MSI
Kingdom of Saudi Arabia (D15)	12/20/26	1.000%(Q)	2,000	0.613%	31,522	(3,844)	35,366	MSI
People’s Republic of China (D15)	12/20/26	1.000%(Q)	12,000	1.033%	(712)	(23,062)	22,350	MSI
Republic of Argentina (D15)	12/20/26	1.000%(Q)	2,000	49.186%	(1,534,346)	(3,844)	(1,530,502)	MSI
Republic of Chile (D15)	12/20/26	1.000%(Q)	2,000	1.294%	(19,498)	(3,844)	(15,654)	MSI
Republic of Colombia (D15)	12/20/26	1.000%(Q)	5,000	3.119%	(371,952)	(9,609)	(362,343)	MSI
Republic of Indonesia (D15)	12/20/26	1.000%(Q)	9,000	1.121%	(30,057)	(17,297)	(12,760)	MSI
Republic of Panama (D15)	12/20/26	1.000%(Q)	2,000	1.397%	(27,115)	(3,844)	(23,271)	MSI
Republic of Peru (D15)	12/20/26	1.000%(Q)	2,000	1.300%	(19,981)	(3,844)	(16,137)	MSI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    135

Schedule of Investments   (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Philippines (D15)	12/20/26	1.000%(Q)	2,000	1.026%	$416	$(3,844)	$4,260	MSI
Republic of South Africa (D15)	12/20/26	1.000%(Q)	11,000	2.638%	(637,316)	(21,140)	(616,176)	MSI
Republic of Turkey (D15)	12/20/26	1.000%(Q)	12,000	6.465%	(2,120,391)	(23,062)	(2,097,329)	MSI
State of Qatar (D15)	12/20/26	1.000%(Q)	2,000	0.512%	39,201	(3,844)	43,045	MSI
United Mexican States (D15)	12/20/26	1.000%(Q)	11,000	1.342%	(126,725)	(21,140)	(105,585)	MSI
Emirate of Abu Dhabi (D16)	12/20/26	1.000%(Q)	10,000	0.513%	195,723	(19,219)	214,942	BARC
Federation of Malaysia (D16)	12/20/26	1.000%(Q)	20,000	0.881%	112,659	(38,437)	151,096	BARC
Federative Republic of Brazil (D16)	12/20/26	1.000%(Q)	60,000	2.297%	(2,771,224)	(115,311)	(2,655,913)	BARC
Kingdom of Saudi Arabia (D16)	12/20/26	1.000%(Q)	10,000	0.613%	157,613	(19,219)	176,832	BARC
People’s Republic of China (D16)	12/20/26	1.000%(Q)	60,000	1.033%	(3,563)	(115,311)	111,748	BARC
Republic of Argentina (D16)	12/20/26	1.000%(Q)	10,000	49.186%	(7,671,728)	(19,219)	(7,652,509)	BARC
Republic of Chile (D16)	12/20/26	1.000%(Q)	10,000	1.294%	(97,491)	(19,219)	(78,272)	BARC
Republic of Colombia (D16)	12/20/26	1.000%(Q)	25,000	3.119%	(1,859,760)	(48,046)	(1,811,714)	BARC
Republic of Indonesia (D16)	12/20/26	1.000%(Q)	45,000	1.121%	(150,283)	(86,483)	(63,800)	BARC

See Notes to Financial Statements.

136

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Panama (D16)	12/20/26	1.000%(Q)	10,000	1.397%	$(135,574)	$(19,219)	$(116,355)	BARC
Republic of Peru (D16)	12/20/26	1.000%(Q)	10,000	1.300%	(99,903)	(19,219)	(80,684)	BARC
Republic of Philippines (D16)	12/20/26	1.000%(Q)	10,000	1.026%	2,081	(19,219)	21,300	BARC
Republic of South Africa (D16)	12/20/26	1.000%(Q)	55,000	2.638%	(3,186,580)	(105,702)	(3,080,878)	BARC
Republic of Turkey (D16)	12/20/26	1.000%(Q)	60,000	6.465%	(10,601,955)	(115,311)	(10,486,644)	BARC
State of Qatar (D16)	12/20/26	1.000%(Q)	10,000	0.512%	196,005	(19,219)	215,224	BARC
United Mexican States (D16)	12/20/26	1.000%(Q)	55,000	1.342%	(633,625)	(105,702)	(527,923)	BARC
Emirate of Abu Dhabi (D17)	12/20/26	1.000%(Q)	2,000	0.513%	39,145	(4,298)	43,443	MSI
Federation of Malaysia (D17)	12/20/26	1.000%(Q)	4,000	0.881%	22,531	(8,597)	31,128	MSI
Federative Republic of Brazil (D17)	12/20/26	1.000%(Q)	12,000	2.297%	(554,245)	(25,790)	(528,455)	MSI
Kingdom of Saudi Arabia (D17)	12/20/26	1.000%(Q)	2,000	0.613%	31,523	(4,298)	35,821	MSI
People’s Republic of China (D17)	12/20/26	1.000%(Q)	12,000	1.033%	(713)	(25,790)	25,077	MSI
Republic of Argentina (D17)	12/20/26	1.000%(Q)	2,000	49.186%	(1,534,345)	(4,298)	(1,530,047)	MSI
Republic of Chile (D17)	12/20/26	1.000%(Q)	2,000	1.294%	(19,498)	(4,298)	(15,200)	MSI
Republic of Colombia (D17)	12/20/26	1.000%(Q)	5,000	3.119%	(371,952)	(10,746)	(361,206)	MSI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    137

Schedule of Investments   (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Indonesia (D17)	12/20/26	1.000%(Q)	9,000	1.121%	$(30,056)	$(19,342)	$(10,714)	MSI
Republic of Panama (D17)	12/20/26	1.000%(Q)	2,000	1.397%	(27,114)	(4,298)	(22,816)	MSI
Republic of Peru (D17)	12/20/26	1.000%(Q)	2,000	1.300%	(19,980)	(4,298)	(15,682)	MSI
Republic of Philippines (D17)	12/20/26	1.000%(Q)	2,000	1.026%	417	(4,298)	4,715	MSI
Republic of South Africa (D17)	12/20/26	1.000%(Q)	11,000	2.638%	(637,316)	(23,641)	(613,675)	MSI
Republic of Turkey (D17)	12/20/26	1.000%(Q)	12,000	6.465%	(2,120,391)	(25,790)	(2,094,601)	MSI
State of Qatar (D17)	12/20/26	1.000%(Q)	2,000	0.512%	39,201	(4,298)	43,499	MSI
United Mexican States (D17)	12/20/26	1.000%(Q)	11,000	1.342%	(126,725)	(23,641)	(103,084)	MSI
Emirate of Abu Dhabi (D18)	12/20/26	1.000%(Q)	1,000	0.513%	19,573	(292)	19,865	BOA
Federation of Malaysia (D18)	12/20/26	1.000%(Q)	2,000	0.881%	11,266	(584)	11,850	BOA
Federative Republic of Brazil (D18)	12/20/26	1.000%(Q)	6,000	2.297%	(277,123)	(1,753)	(275,370)	BOA
Kingdom of Saudi Arabia (D18)	12/20/26	1.000%(Q)	1,000	0.613%	15,761	(292)	16,053	BOA
People’s Republic of China (D18)	12/20/26	1.000%(Q)	6,000	1.033%	(357)	(1,753)	1,396	BOA
Republic of Argentina (D18)	12/20/26	1.000%(Q)	1,000	49.186%	(767,173)	(292)	(766,881)	BOA
Republic of Chile (D18)	12/20/26	1.000%(Q)	1,000	1.294%	(9,749)	(292)	(9,457)	BOA

See Notes to Financial Statements.

138

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Colombia (D18)	12/20/26	1.000%(Q)	2,500	3.119%	$(185,976)	$(730)	$(185,246)	BOA
Republic of Indonesia (D18)	12/20/26	1.000%(Q)	4,500	1.121%	(15,029)	(1,315)	(13,714)	BOA
Republic of Panama (D18)	12/20/26	1.000%(Q)	1,000	1.397%	(13,557)	(292)	(13,265)	BOA
Republic of Peru (D18)	12/20/26	1.000%(Q)	1,000	1.300%	(9,990)	(292)	(9,698)	BOA
Republic of Philippines (D18)	12/20/26	1.000%(Q)	1,000	1.026%	208	(292)	500	BOA
Republic of South Africa (D18)	12/20/26	1.000%(Q)	5,500	2.638%	(318,658)	(1,607)	(317,051)	BOA
Republic of Turkey (D18)	12/20/26	1.000%(Q)	6,000	6.465%	(1,060,196)	(1,753)	(1,058,443)	BOA
State of Qatar (D18)	12/20/26	1.000%(Q)	1,000	0.512%	19,601	(292)	19,893	BOA
United Mexican States (D18)	12/20/26	1.000%(Q)	5,500	1.342%	(63,363)	(1,607)	(61,756)	BOA
Emirate of Abu Dhabi (D19)	12/20/26	1.000%(Q)	2,000	0.513%	39,145	(781)	39,926	MSI
Federation of Malaysia (D19)	12/20/26	1.000%(Q)	4,000	0.881%	22,531	(1,562)	24,093	MSI
Federative Republic of Brazil (D19)	12/20/26	1.000%(Q)	12,000	2.297%	(554,245)	(4,685)	(549,560)	MSI
Kingdom of Saudi Arabia (D19)	12/20/26	1.000%(Q)	2,000	0.613%	31,522	(781)	32,303	MSI
People’s Republic of China (D19)	12/20/26	1.000%(Q)	12,000	1.033%	(713)	(4,685)	3,972	MSI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    139

Schedule of Investments   (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Argentina (D19)	12/20/26	1.000%(Q)	2,000	49.186%	$(1,534,346)	$(781)	$(1,533,565)	MSI
Republic of Chile (D19)	12/20/26	1.000%(Q)	2,000	1.294%	(19,498)	(781)	(18,717)	MSI
Republic of Colombia (D19)	12/20/26	1.000%(Q)	5,000	3.119%	(371,952)	(1,952)	(370,000)	MSI
Republic of Indonesia (D19)	12/20/26	1.000%(Q)	9,000	1.121%	(30,057)	(3,514)	(26,543)	MSI
Republic of Panama (D19)	12/20/26	1.000%(Q)	2,000	1.397%	(27,115)	(781)	(26,334)	MSI
Republic of Peru (D19)	12/20/26	1.000%(Q)	2,000	1.300%	(19,981)	(781)	(19,200)	MSI
Republic of Philippines (D19)	12/20/26	1.000%(Q)	2,000	1.026%	416	(781)	1,197	MSI
Republic of South Africa (D19)	12/20/26	1.000%(Q)	11,000	2.638%	(637,315)	(4,294)	(633,021)	MSI
Republic of Turkey (D19)	12/20/26	1.000%(Q)	12,000	6.465%	(2,120,391)	(4,685)	(2,115,706)	MSI
State of Qatar (D19)	12/20/26	1.000%(Q)	2,000	0.512%	39,201	(781)	39,982	MSI
United Mexican States (D19)	12/20/26	1.000%(Q)	11,000	1.342%	(126,725)	(4,294)	(122,431)	MSI
Emirate of Abu Dhabi (D20)	12/20/26	1.000%(Q)	4,000	0.513%	78,289	(1,562)	79,851	MSI
Federation of Malaysia (D20)	12/20/26	1.000%(Q)	8,000	0.881%	45,064	(3,123)	48,187	MSI
Federative Republic of Brazil (D20)	12/20/26	1.000%(Q)	24,000	2.297%	(1,108,490)	(9,370)	(1,099,120)	MSI
Kingdom of Saudi Arabia (D20)	12/20/26	1.000%(Q)	4,000	0.613%	63,045	(1,562)	64,607	MSI

See Notes to Financial Statements.

140

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
People’s Republic of China (D20)	12/20/26	1.000%(Q)	24,000	1.033%	$(1,425)	$(9,370)	$7,945	MSI
Republic of Argentina (D20)	12/20/26	1.000%(Q)	4,000	49.186%	(3,068,691)	(1,562)	(3,067,129)	MSI
Republic of Chile (D20)	12/20/26	1.000%(Q)	4,000	1.294%	(38,997)	(1,562)	(37,435)	MSI
Republic of Colombia (D20)	12/20/26	1.000%(Q)	10,000	3.119%	(743,904)	(3,904)	(740,000)	MSI
Republic of Indonesia (D20)	12/20/26	1.000%(Q)	18,000	1.121%	(60,113)	(7,027)	(53,086)	MSI
Republic of Panama (D20)	12/20/26	1.000%(Q)	4,000	1.397%	(54,230)	(1,562)	(52,668)	MSI
Republic of Peru (D20)	12/20/26	1.000%(Q)	4,000	1.300%	(39,961)	(1,562)	(38,399)	MSI
Republic of Philippines (D20)	12/20/26	1.000%(Q)	4,000	1.026%	832	(1,562)	2,394	MSI
Republic of South Africa (D20)	12/20/26	1.000%(Q)	22,000	2.638%	(1,274,632)	(8,589)	(1,266,043)	MSI
Republic of Turkey (D20)	12/20/26	1.000%(Q)	24,000	6.465%	(4,240,782)	(9,370)	(4,231,412)	MSI
State of Qatar (D20)	12/20/26	1.000%(Q)	4,000	0.512%	78,402	(1,562)	79,964	MSI
United Mexican States (D20)	12/20/26	1.000%(Q)	22,000	1.342%	(253,450)	(8,589)	(244,861)	MSI
Emirate of Abu Dhabi (D21)	06/20/26	1.000%(Q)	2,000	0.474%	37,658	(816)	38,474	BARC
Federation of Malaysia (D21)	06/20/26	1.000%(Q)	4,000	0.794%	32,092	(1,633)	33,725	BARC
Federative Republic of Brazil (D21)	06/20/26	1.000%(Q)	12,000	2.090%	(413,327)	(4,899)	(408,428)	BARC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    141

Schedule of Investments   (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Kingdom of Saudi Arabia (D21)	06/20/26	1.000%(Q)	2,000	0.579%	$30,540	$(816)	$31,356	BARC
People’s Republic of China (D21)	06/20/26	1.000%(Q)	12,000	0.949%	34,296	(4,899)	39,195	BARC
Republic of Argentina (D21)	06/20/26	1.000%(Q)	2,000	49.624%	(1,515,113)	(816)	(1,514,297)	BARC
Republic of Chile (D21)	06/20/26	1.000%(Q)	2,000	1.196%	(10,682)	(816)	(9,866)	BARC
Republic of Colombia (D21)	06/20/26	1.000%(Q)	5,000	2.968%	(309,015)	(2,041)	(306,974)	BARC
Republic of Indonesia (D21)	06/20/26	1.000%(Q)	9,000	0.996%	11,621	(3,674)	15,295	BARC
Republic of Panama (D21)	06/20/26	1.000%(Q)	2,000	1.306%	(17,898)	(816)	(17,082)	BARC
Republic of Peru (D21)	06/20/26	1.000%(Q)	2,000	1.201%	(10,993)	(816)	(10,177)	BARC
Republic of Philippines (D21)	06/20/26	1.000%(Q)	2,000	0.922%	7,526	(816)	8,342	BARC
Republic of South Africa (D21)	06/20/26	1.000%(Q)	10,000	2.479%	(466,706)	(4,082)	(462,624)	BARC
Republic of Turkey (D21)	06/20/26	1.000%(Q)	12,000	6.406%	(1,898,397)	(4,899)	(1,893,498)	BARC
State of Qatar (D21)	06/20/26	1.000%(Q)	2,000	0.474%	37,709	(816)	38,525	BARC
United Mexican States (D21)	06/20/26	1.000%(Q)	12,000	1.248%	(84,541)	(4,899)	(79,642)	BARC
Emirate of Abu Dhabi (D22)	12/20/26	1.000%(Q)	300	0.513%	5,872	(139)	6,011	BOA
Federation of Malaysia (D22)	12/20/26	1.000%(Q)	600	0.881%	3,379	(279)	3,658	BOA

See Notes to Financial Statements.

142

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Federative Republic of Brazil (D22)	12/20/26	1.000%(Q)	1,800	2.297%	$(83,137)	$(836)	$(82,301)	BOA
Kingdom of Saudi Arabia (D22)	12/20/26	1.000%(Q)	300	0.613%	4,729	(139)	4,868	BOA
People’s Republic of China (D22)	12/20/26	1.000%(Q)	1,800	1.033%	(107)	(836)	729	BOA
Republic of Argentina (D22)	12/20/26	1.000%(Q)	300	49.186%	(230,152)	(139)	(230,013)	BOA
Republic of Chile (D22)	12/20/26	1.000%(Q)	300	1.294%	(2,924)	(139)	(2,785)	BOA
Republic of Colombia (D22)	12/20/26	1.000%(Q)	750	3.119%	(55,792)	(348)	(55,444)	BOA
Republic of Indonesia (D22)	12/20/26	1.000%(Q)	1,350	1.121%	(4,509)	(627)	(3,882)	BOA
Republic of Panama (D22)	12/20/26	1.000%(Q)	300	1.397%	(4,067)	(139)	(3,928)	BOA
Republic of Peru (D22)	12/20/26	1.000%(Q)	300	1.300%	(2,997)	(139)	(2,858)	BOA
Republic of Philippines (D22)	12/20/26	1.000%(Q)	300	1.026%	63	(139)	202	BOA
Republic of South Africa (D22)	12/20/26	1.000%(Q)	1,650	2.638%	(95,597)	(766)	(94,831)	BOA
Republic of Turkey (D22)	12/20/26	1.000%(Q)	1,800	6.465%	(318,059)	(836)	(317,223)	BOA
State of Qatar (D22)	12/20/26	1.000%(Q)	300	0.512%	5,880	(139)	6,019	BOA
United Mexican States (D22)	12/20/26	1.000%(Q)	1,650	1.342%	(19,008)	(766)	(18,242)	BOA

					$(112,511,003)	$(2,261,560)	$(110,249,443)

See Notes to Financial Statements.

PGIM Total Return Bond Fund    143

Schedule of Investments   (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on credit indices—Buy Protection(1)**:
CDX.EM.30.V4 (D01)	12/20/23	1.000%(Q)	72,250	$518,960	$31,607	$487,353	BARC
CDX.EM.30.V4 (D02)	12/20/23	1.000%(Q)	297,500	2,136,896	(29,614)	2,166,510	BARC
CDX.EM.30.V4 (D03)	12/20/23	1.000%(Q)	127,500	915,812	21,543	894,269	BARC
CDX.EM.30.V4 (D04)	12/20/23	1.000%(Q)	85,000	610,541	11,658	598,883	CITI
CDX.EM.30.V4 (D05)	12/20/23	1.000%(Q)	85,000	610,542	15,645	594,897	CITI
CDX.EM.34.V3 (D06)	12/20/25	1.000%(Q)	92,000	6,089,751	1,356	6,088,395	MSI
CDX.EM.34.V4 (D07)	12/20/25	1.000%(Q)	92,000	6,089,751	(18,834)	6,108,585	CITI
CDX.EM.34.V5 (D08)	12/20/25	1.000%(Q)	184,000	12,179,502	(37,668)	12,217,170	MSI
CDX.EM.34.V6 (D09)	12/20/25	1.000%(Q)	184,000	12,179,502	(37,668)	12,217,170	MSI
CDX.EM.36.V3 (D13)	12/20/26	1.000%(Q)	23,000	1,355,314	27,155	1,328,159	BOA
CDX.EM.36.V3 (D14)	12/20/26	1.000%(Q)	184,000	10,842,516	194,492	10,648,024	CITI
CDX.EM.36.V3 (D15)	12/20/26	1.000%(Q)	92,000	5,421,258	113,159	5,308,099	MSI
CDX.EM.36.V3 (D16)	12/20/26	1.000%(Q)	460,000	27,106,289	884,052	26,222,237	BARC
CDX.EM.36.V3 (D17)	12/20/26	1.000%(Q)	92,000	5,421,258	141,737	5,279,521	MSI
CDX.EM.36.V3 (D18)	12/20/26	1.000%(Q)	46,000	2,710,629	13,438	2,697,191	BOA
CDX.EM.36.V3 (D19)	12/20/26	1.000%(Q)	92,000	5,421,258	(44,897)	5,466,155	MSI
CDX.EM.36.V3 (D20)	12/20/26	1.000%(Q)	184,000	10,842,515	23,346	10,819,169	MSI
CDX.EM.35.V3 (D21)	06/20/26	1.000%(Q)	92,000	4,597,574	37,558	4,560,016	BARC
CDX.EM.36.V3 (D22)	12/20/26	1.000%(Q)	13,800	813,189	(5,734)	818,923	BOA

				$115,863,057	$1,342,331	$114,520,726

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on credit indices—Sell Protection(2)**:
CDX.EM.32.V4 (D10)	12/20/24	1.000%(Q)	42,500	1.829%	$(656,029)	$(17,624)	$(638,405)	MSI
CDX.EM.35.V3 (D11)	06/20/26	1.000%(Q)	36,800	2.604%	(1,839,029)	(52,536)	(1,786,493)	BOA
CDX.EM.35.V3 (D12)	06/20/26	1.000%(Q)	4,600	2.604%	(229,879)	(7,671)	(222,208)	BOA
CDX.EM.38.V1 (D23)	12/20/27	1.000%(Q)	200,000	2.960%	(16,340,136)	(25,009)	(16,315,127)	MSI
CDX.EM.38.V1 (D24)	12/20/27	1.000%(Q)	50,000	2.960%	(4,085,034)	(6,252)	(4,078,782)	MSI
CDX.EM.38.V1 (D25)	12/20/27	1.000%(Q)	100,000	2.960%	(8,170,068)	(117,256)	(8,052,812)	MSI

See Notes to Financial Statements.

144

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on credit indices—Sell Protection(2)(cont’d.)**:
CDX.EM.38.V1 (D26)	12/20/27	1.000%(Q)	100,000	2.960%	$(8,170,068)	$(108,904)	$(8,061,164)	GSI
CDX.EM.38.V1 (D27)	12/20/27	1.000%(Q)	50,000	2.960%	(4,085,034)	(54,452)	(4,030,582)	GSI
CDX.EM.38.V1 (D28)	12/20/27	1.000%(Q)	150,000	2.960%	(12,255,102)	(209,534)	(12,045,568)	BARC
CDX.EM.38.V1 (D29)	12/20/27	1.000%(Q)	100,000	2.960%	(8,170,067)	(136,889)	(8,033,178)	MSI
CDX.EM.38.V1 (D30)	12/20/27	1.000%(Q)	150,000	2.960%	(12,255,102)	(205,334)	(12,049,768)	GSI
CDX.EM.38.V1 (D31)	12/20/27	1.000%(Q)	100,000	2.960%	(8,170,067)	(139,689)	(8,030,378)	MSI
CDX.EM.38.V1 (D32)	12/20/27	1.000%(Q)	100,000	2.960%	(8,170,067)	(139,689)	(8,030,378)	CITI
CDX.EM.38.V1 (D33)	12/20/27	1.000%(Q)	100,000	2.960%	(8,170,067)	(139,689)	(8,030,378)	JPM
CDX.EM.38.V1 (D34)	12/20/27	1.000%(Q)	100,000	2.960%	(8,170,068)	(179,200)	(7,990,868)	MSI

					$(108,935,817)	$(1,539,728)	$(107,396,089)

**

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s). Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s). Individual packages in the tables above are denoted by the corresponding footnotes (D01 - D34).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJ2A	11/14/22	0.500%(M)	145,812	0.500%	$99,128	$(2,821)	$101,949	GSI
GS_21-PJA	11/14/22	0.250%(M)	281,077	*	95,546	(2,719)	98,265	GSI

					$194,674	$(5,540)	$200,214

See Notes to Financial Statements.

PGIM Total Return Bond Fund    145

Schedule of Investments   (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Eskom Holdings SOC Ltd.	12/20/23	1.000%(Q)	EUR 39,620	$1,230,056	$2,107,872	$(877,816)	DB
Gazprom PAO	03/20/23	1.000%(Q)	21,635	4,178,402	4,671,691	(493,289)	BARC
Gazprom PAO	12/20/23	1.000%(Q)	41,000	13,770,150	15,170,000	(1,399,850)	BARC
Gazprom PAO	12/20/23	1.000%(Q)	2,100	705,301	897,589	(192,288)	GSI
Gazprom PAO	06/20/24	1.000%(Q)	6,000	2,113,488	2,824,355	(710,867)	BARC
Gazprom PAO	06/20/24	1.000%(Q)	5,000	1,761,240	2,281,767	(520,527)	HSBC
Gazprom PAO	12/20/24	1.000%(Q)	1,200	440,986	594,832	(153,846)	GSI
Gazprom PAO	06/20/27	1.000%(Q)	4,600	1,890,601	2,622,148	(731,547)	JPM
Petroleos Mexicanos	12/20/22	1.000%(Q)	17,000	22,490	22,375	115	CITI
Petroleos Mexicanos	06/20/24	1.000%(Q)	17,000	969,955	656,826	313,129	CITI
Safeway, Inc.	03/20/23	5.000%(Q)	10,000	(238,205)	(163,977)	(74,228)	BNP
United Mexican States	06/20/23	1.000%(Q)	19,685	(80,968)	17,984	(98,952)	CITI
United Mexican States	06/20/23	1.000%(Q)	19,445	(79,981)	45,022	(125,003)	CITI
United Mexican States	06/20/23	1.000%(Q)	6,615	(27,209)	5,685	(32,894)	CITI
United Mexican States	06/20/23	1.000%(Q)	6,450	(26,530)	16,724	(43,254)	CITI
United Mexican States	06/20/23	1.000%(Q)	6,435	(26,468)	15,320	(41,788)	CITI
United Mexican States	06/20/23	1.000%(Q)	3,210	(13,203)	2,931	(16,134)	CITI
United Mexican States	12/20/24	1.000%(Q)	31,000	(106,168)	(195,550)	89,382	BARC
United Mexican States	12/20/24	1.000%(Q)	26,000	(89,044)	(132,217)	43,173	BARC
United Mexican States	12/20/24	1.000%(Q)	6,250	(21,405)	22,526	(43,931)	CITI
United Mexican States	12/20/24	1.000%(Q)	5,745	(19,675)	17,294	(36,969)	CITI
United Mexican States	12/20/24	1.000%(Q)	4,000	(13,699)	(7,256)	(6,443)	CITI

				$26,340,114	$31,493,941	$(5,153,827)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
AT&T, Inc.	06/20/23	1.000%(Q)	23,080	0.827%	$52,051	$7,251	$44,800	GSI
Boeing Co.	06/20/24	1.000%(Q)	47,780	1.176%	(75,884)	108,112	(183,996)	GSI
Casino Guichard Perrachon SA	06/20/24	5.000%(Q)	EUR 25,050	33.816%	(8,259,448)	286,750	(8,546,198)	GSI
Casino Guichard Perrachon SA	06/20/24	5.000%(Q)	EUR 16,000	33.816%	(5,275,495)	189,795	(5,465,290)	GSI

See Notes to Financial Statements.

146

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Cemex	06/20/24	5.000%(Q)	13,400	2.321%	$635,311	$377,649	$257,662	CSI
Electricite de France S.A.	12/20/22	1.000%(Q)	EUR55,630	0.674%	88,931	109,533	(20,602)	GSI
EQT Corp.	12/20/22	5.000%(Q)	24,300	0.861%	279,916	123,115	156,801	CSI
Eskom Holdings SOC Ltd.	12/20/23	1.000%(Q)	45,000	3.955%	(1,390,599)	(1,973,373)	582,774	DB
General Motors Co.	06/20/26	5.000%(Q)	14,920	1.761%	1,659,808	2,115,788	(455,980)	GSI
Generalitat de Catalunya	12/20/25	1.000%(Q)	29,800	*	416,023	(178,455)	594,478	DB
Government of Japan	06/20/28	1.000%(Q)	35,000	0.335%	1,208,835	1,377,054	(168,219)	CITI
Halliburton Co.	12/20/26	1.000%(Q)	27,820	0.712%	333,436	220,665	112,771	GSI
Host Hotels & Resorts LP	06/20/24	1.000%(Q)	15,790	0.716%	89,273	100,145	(10,872)	GSI
International Bank for Reconstruction & Development	06/20/23	0.250%(Q)	150,000	0.064%	288,511	94,732	193,779	BOA
International Bank for Reconstruction & Development	06/20/23	0.250%(Q)	100,000	0.064%	146,733	63,132	83,601	BOA
Israel Electric Corp. Ltd.	06/20/24	1.000%(Q)	ILS200,000	0.899%	156,937	261,440	(104,503)	DB
Israel Electric Corp. Ltd.	12/20/24	1.000%(Q)	3,000	0.967%	5,507	16,479	(10,972)	BARC
Millicom International Cellular S.A.^	12/20/25	1.000%(Q)	5,060	*	(372,334)	(382,605)	10,271	BOA
Petroleos Mexicanos	06/20/23	1.000%(Q)	16,205	3.559%	(239,392)	(157,924)	(81,468)	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	12,620	3.559%	(186,432)	(53,883)	(132,549)	CSI
Petroleos Mexicanos	06/20/23	1.000%(Q)	12,522	3.559%	(184,988)	(101,662)	(83,326)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    147

Schedule of Investments   (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Petroleos Mexicanos	06/20/23	1.000%(Q)	5,515	3.559%	$(81,472)	$(44,985)	$(36,487)	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	5,365	3.559%	(79,256)	(53,580)	(25,676)	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	5,360	3.559%	(79,182)	(52,560)	(26,622)	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	2,730	3.559%	(40,329)	(22,151)	(18,178)	CITI
Petroleos Mexicanos	12/20/23	1.000%(Q)	12,000	4.100%	(389,780)	(250,775)	(139,005)	BARC
Petroleos Mexicanos	12/20/24	1.000%(Q)	31,000	5.213%	(2,481,938)	(664,303)	(1,817,635)	BARC
Petroleos Mexicanos	12/20/24	1.000%(Q)	26,000	5.213%	(2,081,624)	(580,158)	(1,501,466)	BARC
Petroleos Mexicanos	12/20/24	1.000%(Q)	6,250	5.213%	(500,390)	(254,969)	(245,421)	CITI
Petroleos Mexicanos	12/20/24	1.000%(Q)	5,745	5.213%	(459,959)	(231,639)	(228,320)	CITI
Petroleos Mexicanos	12/20/24	1.000%(Q)	4,000	5.213%	(320,250)	(116,935)	(203,315)	CITI
Petroleos Mexicanos	06/20/25	1.000%(Q)	7,000	5.632%	(739,826)	(283,762)	(456,064)	CITI
Petroleos Mexicanos	12/20/28	1.000%(Q)	10,000	7.073%	(2,605,335)	(1,073,999)	(1,531,336)	CITI
Republic of Hungary	06/20/24	1.000%(Q)	25,000	1.868%	(309,752)	253,633	(563,385)	CITI
Republic of Hungary	12/20/24	1.000%(Q)	15,000	2.025%	(290,704)	173,122	(463,826)	CITI
Republic of Italy	12/20/22	1.000%(Q)	EUR 50,000	0.234%	110,000	118,551	(8,551)	BOA
Republic of Serbia	12/20/25	1.000%(Q)	5,700	2.841%	(289,237)	(5,210)	(284,027)	BNP
Simon Property Group LP	06/20/26	1.000%(Q)	68,920	0.938%	221,455	582,119	(360,664)	GSI
State of Illinois	06/20/24	1.000%(Q)	8,230	0.720%	45,525	(34,110)	79,635	CITI
Targa Resources Partners LP	06/20/23	5.000%(Q)	28,630	0.657%	949,662	634,991	314,671	MSI

See Notes to Financial Statements.

148

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Targa Resources Partners LP	06/20/23	5.000%(Q)	18,690	0.657%	$619,950	$433,711	$186,239	MSI
Verizon Communications, Inc.	06/20/26	1.000%(Q)	40,810	1.164%	(172,510)	622,525	(795,035)	GSI
Wells Fargo & Co.	12/20/22	1.000%(Q)	11,700	0.379%	23,636	—	23,636	BNP

					$(19,574,616)	$1,753,254	$(21,327,870)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1):
CDX.NA.HY.38.V2	06/20/27	5.000%(Q)	176,945	$(1,600,069)	$(2,355,897)	$(755,828)
CDX.NA.IG.38.V1	06/20/27	1.000%(Q)	740,000	(5,801,257)	(6,385,403)	(584,146)
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	1,909,305	(2,687,866)	(10,632,552)	(7,944,686)

				$(10,089,192)	$(19,373,852)	$(9,284,660)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):

CDX.NA.HY.39.V1	12/20/27	5.000%(Q)	300,000	5.195%	$(5,924,171)	$(527,581)	$5,396,590

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3) 2022(4)	Implied Credit Spread at October 31,	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on credit indices - Sell Protection(2)^:
CDX.Budapest 10-30%	12/20/22	0.000%	100,000	*	$(16,796)	$(24,697)	$7,901	CITI

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    149

Schedule of Investments   (continued)

as of October 31, 2022

CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at October 31, 2022:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
GBP 30,823	05/08/23	0.950%(A)	1 Day SONIA(1)(A)/ 2.184%	$(702,262)	$726,884	$1,429,146

See Notes to Financial Statements.

150

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP 68,465	05/08/24	0.950%(A)	1 Day SONIA(1)(A)/2.184%	$269,446	$4,269,596	$4,000,150
GBP 26,000	05/08/25	1.000%(A)	1 Day SONIA(1)(A)/2.184%	(97,049)	2,536,051	2,633,100
GBP 297,124	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/2.184%	(14,333,375)	38,215,376	52,548,751
GBP 199,710	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/2.184%	9,183,283	30,668,001	21,484,718
GBP 4,000	05/08/28	1.100%(A)	1 Day SONIA(1)(A)/2.184%	(20,705)	695,054	715,759
GBP 29,000	10/22/28	0.680%(A)	1 Day SONIA(1)(A)/2.184%	—	5,983,166	5,983,166
GBP 24,915	05/08/29	1.100%(A)	1 Day SONIA(1)(A)/2.184%	(217,938)	4,821,798	5,039,736
GBP 40,000	05/08/30	1.100%(A)	1 Day SONIA(1)(A)/2.184%	(2,744,672)	8,459,513	11,204,185
GBP 35,625	05/08/31	1.150%(A)	1 Day SONIA(1)(A)/2.184%	(1,550,973)	8,128,597	9,679,570
GBP 13,195	05/08/32	1.150%(A)	1 Day SONIA(1)(A)/2.184%	(1,010,757)	3,180,031	4,190,788

				$(11,225,002)	$107,684,067	$118,909,069

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at October 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)	1 Day USOIS-55bps(T)/ 2.530%	JPM	12/20/22	(45,665)	$10,512,631	$ —	$10,512,631
Total Return Benchmark Bond Index(T)	1 Day USOIS60bps(T)/ 2.480%	GSI	12/20/22	(150,558)	14,236,309	—	14,236,309

					$24,748,940	$ —	$24,748,940

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    151

Schedule of Investments   (continued)

as of October 31, 2022

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$42,082,500	$(11,021,978)	$257,413,924	$(255,287,932)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CIGM	$—	$205,655,668

JPS	—	238,318,243

Total	$—	$443,973,911

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$369,172,997	$—
Collateralized Loan Obligations	—	8,381,120,989	—
Consumer Loans	—	278,226,274	—
Home Equity Loans	—	9,010,629	—
Other	—	218,096,837	—
Residential Mortgage-Backed Securities	—	121,355,640	54,733,679
Small Business Loan	—	1,329	—
Student Loans	—	128,440,201	—
Commercial Mortgage-Backed Securities	—	4,354,669,223	—
Convertible Bond	—	7,900	—
Corporate Bonds	—	14,434,255,299	232,082,841
Floating Rate and other Loans	—	507,117,104	53,892,717

See Notes to Financial Statements.

152

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Municipal Bonds	$—	$344,389,803	$—
Residential Mortgage-Backed Securities	—	1,557,179,874	—
Sovereign Bonds	—	1,706,909,903	—
U.S. Government Agency Obligations	—	6,384,909,660	—
U.S. Treasury Obligations	—	2,481,297,751	—
Common Stocks	63,168,497	2,704,271	—
Preferred Stocks	8,179,650	—	—
Rights	—	—	80,538
Warrants	—	—	748
Short-Term Investments
Affiliated Mutual Fund	698,993,982	—	—
Unaffiliated Fund	2,127,943,765	—	—
Options Purchased	—	2,495,176	—

Total	$2,898,285,894	$41,281,360,860	$340,790,523

Liabilities
Options Written	$—	$(3,464,755)	$(20,421)

Other Financial Instruments*
Assets
Centrally Cleared Swaptions Purchased	$—	$864,489	$—
Centrally Cleared Swaptions Written	—	7,894,512	—
Futures Contracts	108,400,568	—	—
OTC Forward Foreign Currency Exchange Contracts	—	159,943,640	—
OTC Cross Currency Exchange Contracts	—	525,064	—
OTC Packaged Credit Default Swap Agreements	—	230,286,083	—
Centrally Cleared Credit Default Swap Agreement	—	5,396,590	—
OTC Credit Default Swap Agreements	—	34,414,169	194,674
Centrally Cleared Interest Rate Swap Agreements	—	118,909,069	—
OTC Total Return Swap Agreements	—	24,748,940	—

Total	$108,400,568	$582,982,556	$194,674

Liabilities
Centrally Cleared Swaptions Purchased	$—	$(45,888,796)	$—
Centrally Cleared Swaptions Written	—	(10,702,316)	—
Futures Contracts	(583,923,188)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(188,658,705)	—
OTC Cross Currency Exchange Contracts	—	(23,193)	—
OTC Packaged Credit Default Swap Agreements	—	(228,791,885)	—
Centrally Cleared Credit Default Swap Agreements	—	(9,284,660)	—
OTC Credit Default Swap Agreements	—	(27,276,337)	(389,130)

Total	$(583,923,188)	$(510,625,892)	$(389,130)

See Notes to Financial Statements.

PGIM Total Return Bond Fund    153

Schedule of Investments   (continued)

as of October 31, 2022

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as centrally cleared swaptions, futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities- Collateralized Loan Obligations	Asset-Backed Securities- Residential Mortgage-Backed Securities	Commercial Mortgage- Backed Securities	Corporate Bonds	Floating Rate and other Loans
Balance as of 10/31/21	$120,802,000	$—	$174,000,000	$75,501,482	$77,889,655
Realized gain (loss)	—	(9,216,551)	—	—	(4,361,970)
Change in unrealized appreciation (depreciation)	—	1,277,308	—	(8,968,116)	(21,832,648)
Purchases/Exchanges/Issuances	—	1	—	43,775,000	99,328,298
Sales/Paydowns	—	(38,602,512)	—	(75,504,119)	(110,040,775)
Accrued discount/premium	—	—	—	7,429	545,584
Transfers into Level 3*	—	101,275,433	—	197,271,165	12,364,573
Transfers out of Level 3*	(120,802,000)	—	(174,000,000)	—	—

Balance as of 10/31/22	$—	$54,733,679	$—	$232,082,841	$53,892,717

Change in unrealized appreciation (depreciation)relating to securities still held at reporting period end	$—	$1,277,308	$—	$(8,963,324)	$(12,423,805)

	Residential Mortgage-Backed Securities	Common Stocks	Rights	Warrants	Options Written	OTC Credit Default Swap Agreements
Balance as of 10/31/21	$280,700,000	$—	$—	$35,149	$(1,950,655)	$(83,423)
Realized gain (loss)	—	—	—	—	1,774,365	282,186
Change in unrealized appreciation (depreciation)	—	—	80,538	(34,401)	155,869	(35,284)
Purchases/Exchanges/Issuances	—	—	—	—	—	—
Sales/Paydowns	(69,400,000)	—	—	—	—	(357,935)
Accrued discount/premium	—	—	—	—	—	—
Transfers into Level 3*	—	—	—	—	—	—
Transfers out of Level 3*	(211,300,000)	—	—	—	—	—

Balance as of 10/31/22	$—	$—	$80,538	$748	$(20,421)	$(194,456)

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$—	$80,538	$(34,401)	$78,437	$(35,284)

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from

See Notes to Financial Statements.

154

Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of October 31, 2022	Valuation Approach	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities- Residential Mortgage-Backed Securities	$54,666,473	Market	Adjusted Spread	Estimated Spread
Asset-Backed Securities- Residential Mortgage-Backed Securities	67,206	Market	Contingent Value	Contingent Value
Corporate Bonds	7	Market	Contingent Value	Contingent Value
Rights	80,538	Market	Contingent Value	Contingent Value
Warrants	748	Market	Worthless	Placeholder

	$54,814,972

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of October 31, 2022, the aggregate value of these securities and/or derivatives was $285,760,674. The unobservable inputs for these investments were not developed by the Fund and are not readily available.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2022 were as follows:

Collateralized Loan Obligations	22.0%
U.S. Government Agency Obligations	16.8
Commercial Mortgage-Backed Securities	11.5
Banks	11.3
U.S. Treasury Obligations	6.5
Unaffiliated Fund	5.6
Residential Mortgage-Backed Securities	4.6
Sovereign Bonds	4.5
Electric	3.4
Telecommunications	2.7
Oil & Gas	2.3
Affiliated Mutual Fund (1.8% represents investments purchased with collateral from securities on loan)	1.8
Pipelines	1.8

Pharmaceuticals	1.6%
Foods	1.3
Healthcare-Services	1.3
Diversified Financial Services	1.3
Media	1.2
Aerospace & Defense	1.1
Retail	1.1
Automobiles	1.0
Municipal Bonds	0.9
Auto Manufacturers	0.9
Commercial Services	0.9
Real Estate Investment Trusts (REITs)	0.8
Insurance	0.7
Consumer Loans	0.7
Chemicals	0.6

See Notes to Financial Statements.

PGIM Total Return Bond Fund    155

Schedule of Investments   (continued)

as of October 31, 2022

Industry Classification (continued):

Other	0.6%
Agriculture	0.5
Semiconductors	0.5
Healthcare-Products	0.5
Airlines	0.5
Beverages	0.4
Entertainment	0.4
Student Loans	0.3
Multi-National	0.3
Computers	0.3
Transportation	0.3
Software	0.3
Machinery-Diversified	0.2
Gas	0.2
Lodging	0.2
Oil, Gas & Consumable Fuels	0.2
Metal Fabricate/Hardware	0.2
Home Builders	0.1
Building Materials	0.1
Auto Parts & Equipment	0.1
Mining	0.1
Engineering & Construction	0.1
Electronics	0.1
Real Estate	0.1
Housewares	0.1
Packaging & Containers	0.1
Apparel	0.0	*

Household Products/Wares	0.0	*%
Electrical Components & Equipment	0.0	*
Home Equity Loans	0.0	*
Internet	0.0	*
Capital Markets	0.0	*
Water	0.0	*
Forest Products & Paper	0.0	*
Options Purchased	0.0	*
Oil & Gas Services	0.0	*
Miscellaneous Manufacturing	0.0	*
Wireless Telecommunication Services	0.0	*
Holding Companies-Diversified	0.0	*
Biotechnology	0.0	*
Office/Business Equipment	0.0	*
Energy-Alternate Sources	0.0	*
Iron/Steel	0.0	*
Small Business Loan	0.0	*
Hotels, Restaurants & Leisure	0.0	*

	117.0
Options Written	(0.0	)*
Liabilities in excess of other assets	(17.0)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2022 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

156

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps and swaptions	$14,155,591	*	Due from/to broker-variation margin swaps and swaptions	$65,875,772	*
Credit contracts	Premiums paid for OTC swap agreements	42,082,500		Premiums received for OTC swap agreements	11,021,978
Credit contracts	Unaffiliated investments	2,495,176		Options written outstanding, at value	2,243,468
Credit contracts	Unrealized appreciation on OTC swap agreements	232,664,984		Unrealized depreciation on OTC swap agreements	255,287,932
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	525,064		Unrealized depreciation on OTC cross currency exchange contracts	23,193
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	159,943,640		Unrealized depreciation on OTC forward foreign currency exchange contracts	188,658,705
Interest rate contracts	Due from/to broker-variation margin futures	108,400,568	*	Due from/to broker-variation margin futures	583,923,188	*
Interest rate contracts	Due from/to broker-variation margin swaps and swaptions	118,909,069	*	—	—
Interest rate contracts		—		Options written outstanding, at value	1,241,708
Interest rate contracts	Unrealized appreciation on OTC swap agreements	24,748,940		—	—

		$703,925,532			$1,108,275,944

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    157

Schedule of Investments   (continued)

as of October 31, 2022

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(1,699,052,718)	$2,257,204,828	$—	$—	$(440,506,513)
Foreign exchange contracts	—	—	—	1,298,309,321	—
Interest rate contracts	2,377,766	(2,832,112)	(1,500,784,422)	—	(656,058,225)

Total	$(1,696,674,952)	$2,254,372,716	$(1,500,784,422)	$1,298,309,321	$(1,096,564,738)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(51,801,129)	$4,921,452	$—	$—	$(30,209,023)
Foreign exchange contracts	—	—	—	(30,214,076)	—
Interest rate contracts	590,796	(532,704)	(444,911,765)	—	639,303,741

Total	$(51,210,333)	$4,388,748	$(444,911,765)	$(30,214,076)	$609,094,718

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$166,303,116
Options Written (2)	25,957,276,886
Futures Contracts - Long Positions (2)	14,853,254,584
Futures Contracts - Short Positions (2)	10,310,555,683
Forward Foreign Currency Exchange Contracts - Purchased (3)	2,978,021,200
Forward Foreign Currency Exchange Contracts - Sold (3)	10,670,761,582
Cross Currency Exchange Contracts (4)	50,927,223
Interest Rate Swap Agreements (2)	2,657,314,644
Credit Default Swap Agreements - Buy Protection (2)	7,269,892,815
Credit Default Swap Agreements - Sell Protection (2)	7,755,878,564
Total Return Swap Agreements (2)	360,697,491

See Notes to Financial Statements.

158

Derivative Contract Type	Average Volume of Derivative Activities*
Inflation Swap Agreements (2)	$ 302,683,000

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$679,017,692	$(679,017,692)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$77,900,711	$(60,544,951)	$17,355,760	$(17,355,760)	$—
BNP	80,802	(32,358,126)	(32,277,324)	32,277,324	—
BOA	9,885,211	(19,841,536)	(9,956,325)	9,956,325	—
CITI	60,451,129	(44,441,790)	16,009,339	(10,410,834)	5,598,505
CSI	915,227	(186,432)	728,795	(680,000)	48,795
DB	5,364,101	(4,732,790)	631,311	(262,345)	368,966
GSI	98,712,627	(48,341,559)	50,371,068	(36,530,000)	13,841,068
HSBC	10,765,795	(18,714,874)	(7,949,079)	6,773,031	(1,176,048)
JPM	54,850,999	(30,909,928)	23,941,071	(23,941,071)	—
MSI	138,549,433	(123,788,369)	14,761,064	(14,327,300)	433,764
SCB	1,495,852	(38,954,553)	(37,458,701)	21,898,472	(15,560,229)
TD	2,825,958	(34,285,680)	(31,459,722)	31,459,722	—
UAG	662,459	(1,376,396)	(713,937)	645,016	(68,921)

	$462,460,304	$(458,476,984)	$3,983,320	$(497,420)	$3,485,900

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    159

Statement of Assets and Liabilities

as of October 31, 2022

Assets
Investments at value, including securities on loan of $679,017,692:
Unaffiliated investments (cost $50,590,593,531)	$43,821,443,295
Affiliated investments (cost $698,193,963)	698,993,982
Cash	3,229,297
Foreign currency, at value (cost $49,736,356)	49,413,068
Receivable for investments sold	1,407,247,744
Dividends and interest receivable	304,942,602
Unrealized appreciation on OTC swap agreements	257,413,924
Unrealized appreciation on OTC forward foreign currency exchange contracts	159,943,640
Receivable for Fund shares sold	91,210,527
Premiums paid for OTC swap agreements	42,082,500
Unrealized appreciation on OTC cross currency exchange contracts	525,064
Prepaid expenses	266,689

Total Assets	46,836,712,332

Liabilities
Payable for investments purchased	7,312,316,135
Payable to broker for collateral for securities on loan	696,210,073
Unrealized depreciation on OTC swap agreements	255,287,932
Unrealized depreciation on OTC forward foreign currency exchange contracts	188,658,705
Payable for Fund shares purchased	150,889,608
Due to broker—variation margin swaps and swaptions	99,568,454
Due to broker—variation margin futures	36,266,628
Management fee payable	12,223,615
Accrued expenses and other liabilities	11,077,035
Premiums received for OTC swap agreements	11,021,978
Dividends payable	7,597,955
Options written outstanding, at value (premiums received $13,316,637)	3,485,176
Distribution fee payable	892,333
Affiliated transfer agent fee payable	122,201
Directors’ fees payable	67,570
Unrealized depreciation on OTC cross currency exchange contracts	23,193

Total Liabilities	8,785,708,591

Net Assets	$38,051,003,741

Net assets were comprised of:
Common stock, at par	$3,290,311
Paid-in capital in excess of par	48,593,858,967
Total distributable earnings (loss)	(10,546,145,537)

Net assets, October 31, 2022	$38,051,003,741

See Notes to Financial Statements.

160

Class A
Net asset value and redemption price per share, ($2,008,053,245 ÷ 173,204,619 shares of common stock issued and outstanding)	$11.59
Maximum sales charge (3.25% of offering price)	0.39

Maximum offering price to public	$11.98

Class C
Net asset value, offering price and redemption price per share, ($356,760,805 ÷ 30,803,547 shares of common stock issued and outstanding)	$11.58

Class R
Net asset value, offering price and redemption price per share, ($338,270,668 ÷ 29,119,944 shares of common stock issued and outstanding)	$11.62

Class Z
Net asset value, offering price and redemption price per share, ($16,247,522,263 ÷ 1,406,251,256 shares of common stock issued and outstanding)	$11.55

Class R2
Net asset value, offering price and redemption price per share, ($38,733,497 ÷ 3,349,225 shares of common stock issued and outstanding)	$11.56

Class R4
Net asset value, offering price and redemption price per share, ($65,262,244 ÷ 5,641,981 shares of common stock issued and outstanding)	$11.57

Class R6
Net asset value, offering price and redemption price per share, ($18,996,401,019 ÷ 1,641,940,092 shares of common stock issued and outstanding)	$11.57

See Notes to Financial Statements.

PGIM Total Return Bond Fund    161

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Interest income	$1,604,530,234
Unaffiliated dividend income	24,252,380
Income from securities lending, net (including affiliated income of $1,694,043)	2,263,784
Affiliated dividend income	851,695

Total income	1,631,898,093

Expenses
Management fee	183,337,910
Distribution fee(a)	13,908,320
Shareholder servicing fees (including affiliated expense of $9,252)(a)	136,341
Transfer agent’s fees and expenses (including affiliated expense of $1,126,132)(a)	29,837,884
Custodian and accounting fees	2,777,744
Shareholders’ reports	1,754,839
Registration fees(a)	793,663
Directors’ fees	634,707
Legal fees and expenses	262,975
Audit fee	67,000
Miscellaneous	650,341

Total expenses	234,161,724
Less: Fee waiver and/or expense reimbursement(a)	(8,644,102)
Distribution fee waiver(a)	(1,059,082)

Net expenses	224,458,540

Net investment income (loss)	1,407,439,553

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $4,140,895)	(2,734,340,384)
Futures transactions	(1,500,784,422)
Forward and cross currency contract transactions	1,298,309,321
Options written transactions	2,254,372,716
Swap agreement transactions	(1,096,564,738)
Foreign currency transactions	(117,034,210)

(1,896,041,717)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(5,322,864))	(8,722,929,297)
Futures	(444,911,765)
Forward and cross currency contracts	(30,214,076)
Options written	4,388,748
Swap agreements	609,094,718
Foreign currencies	117,544
Unfunded loan commitment	(44,281)

(8,584,498,409)

Net gain (loss) on investment and foreign currency transactions	(10,480,540,126)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(9,073,100,573)

See Notes to Financial Statements.

162

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	5,741,641	4,870,820	3,177,247	—	118,612	—	—
Shareholder servicing fees	—	—	—	—	47,444	88,897	—
Transfer agent’s fees and expenses	2,476,715	420,521	611,307	25,620,253	80,606	142,517	485,965
Registration fees	152,767	41,648	21,095	344,847	18,326	15,474	199,506
Fee waiver and/or expense reimbursement	(173,564)	(36,815)	(155,603)	(5,832,541)	(31,274)	(31,294)	(2,383,011)
Distribution fee waiver	—	—	(1,059,082)	—	—	—	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund    163

Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,407,439,553	$1,447,430,766
Net realized gain (loss) on investment and foreign currency transactions	(1,896,041,717)	52,065,513
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(8,584,498,409)	(637,828,984)

Net increase (decrease) in net assets resulting from operations	(9,073,100,573)	861,667,295

Dividends and Distributions
Distributions from distributable earnings
Class A	(76,303,974)	(87,585,158)
Class C	(12,598,152)	(11,906,748)
Class R	(12,952,346)	(11,173,563)
Class Z	(782,143,480)	(856,411,684)
Class R2	(1,508,111)	(1,709,502)
Class R4	(3,026,388)	(2,892,538)
Class R6	(827,117,183)	(652,137,794)

	(1,715,649,634)	(1,623,816,987)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	12,745,115,941	18,753,810,162
Net asset value of shares issued in reinvestment of dividends and distributions	1,615,047,592	1,520,621,711
Cost of shares purchased	(22,486,569,282)	(23,320,013,947)

Net increase (decrease) in net assets from Fund share transactions	(8,126,405,749)	(3,045,582,074)

Total increase (decrease)	(18,915,155,956)	(3,807,731,766)

Net Assets:

Beginning of year	56,966,159,697	60,773,891,463

End of year	$38,051,003,741	$56,966,159,697

See Notes to Financial Statements.

164

Financial Highlights

Class A Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.59	$14.76	$15.06	$13.86	$14.58
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.31	0.35	0.42	0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.91)	(0.13)	0.30	1.32	(0.68)
Total from investment operations	(2.56)	0.18	0.65	1.74	(0.30)
Less Dividends and Distributions:
Dividends from net investment income	(0.44)	(0.35)	(0.44)	(0.54)	(0.42)
Tax return of capital distributions	-	-	(0.01)	-	-
Distributions from net realized gains	-	-	(0.50)	-	-
Total dividends and distributions	(0.44)	(0.35)	(0.95)	(0.54)	(0.42)
Net asset value, end of year	$11.59	$14.59	$14.76	$15.06	$13.86
Total Return(b):	(17.86)%	1.24%	4.64%	12.73%	(2.06)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,008,053	$2,758,270	$5,060,608	$4,234,747	$3,733,255
Average net assets (000)	$2,296,656	$3,625,405	$4,694,599	$3,918,464	$3,643,673
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.75%	0.76%	0.76%	0.76%	0.76%
Expenses before waivers and/or expense reimbursement	0.76%	0.78%	0.80%	0.81%	0.81%
Net investment income (loss)	2.68%	2.11%	2.40%	2.90%	2.66%
Portfolio turnover rate(d)	130%	46%	53%	45%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    165

Financial Highlights   (continued)

Class C Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.57	$14.74	$15.05	$13.85	$14.57
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.21	0.25	0.31	0.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.91)	(0.13)	0.29	1.32	(0.67)
Total from investment operations	(2.65)	0.08	0.54	1.63	(0.40)
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.25)	(0.34)	(0.43)	(0.32)
Tax return of capital distributions	-	-	(0.01)	-	-
Distributions from net realized gains	-	-	(0.50)	-	-
Total dividends and distributions	(0.34)	(0.25)	(0.85)	(0.43)	(0.32)
Net asset value, end of year	$11.58	$14.57	$14.74	$15.05	$13.85
Total Return(b):	(18.42)%	0.52%	3.82%	11.92%	(2.79)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$356,761	$624,724	$763,705	$662,038	$535,827
Average net assets (000)	$487,082	$705,707	$727,885	$569,236	$579,915
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.49%	1.47%	1.48%	1.49%	1.51%
Expenses before waivers and/or expense reimbursement	1.50%	1.47%	1.49%	1.50%	1.51%
Net investment income (loss)	1.93%	1.39%	1.69%	2.16%	1.91%
Portfolio turnover rate(d)	130%	46%	53%	45%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

166

Class R Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.62	$14.79	$15.09	$13.89	$14.61
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.27	0.32	0.38	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.91)	(0.12)	0.30	1.32	(0.67)
Total from investment operations	(2.59)	0.15	0.62	1.70	(0.33)
Less Dividends and Distributions:
Dividends from net investment income	(0.41)	(0.32)	(0.41)	(0.50)	(0.39)
Tax return of capital distributions	-	-	(0.01)	-	-
Distributions from net realized gains	-	-	(0.50)	-	-
Total dividends and distributions	(0.41)	(0.32)	(0.92)	(0.50)	(0.39)
Net asset value, end of year	$11.62	$14.62	$14.79	$15.09	$13.89
Total Return(b):	(18.03)%	0.99%	4.37%	12.43%	(2.30)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$338,271	$503,005	$522,645	$539,421	$584,288
Average net assets (000)	$423,633	$521,465	$522,378	$553,588	$631,868
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.01%	1.01%	1.01%	1.01%	1.01%

Expenses before waivers and/or expense reimbursement	1.30%	1.29%	1.29%	1.30%	1.31%
Net investment income (loss)	2.42%	1.85%	2.17%	2.65%	2.39%
Portfolio turnover rate(d)	130%	46%	53%	45%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    167

Financial Highlights   (continued)

Class Z Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.54	$14.71	$15.01	$13.82	$14.53
Income (loss) from investment operations:
Net investment income (loss)	0.39	0.35	0.39	0.45	0.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.91)	(0.13)	0.30	1.32	(0.66)
Total from investment operations	(2.52)	0.22	0.69	1.77	(0.25)
Less Dividends and Distributions:
Dividends from net investment income	(0.47)	(0.39)	(0.48)	(0.58)	(0.46)
Tax return of capital distributions	-	-	(0.01)	-	-
Distributions from net realized gains	-	-	(0.50)	-	-
Total dividends and distributions	(0.47)	(0.39)	(0.99)	(0.58)	(0.46)
Net asset value, end of year	$11.55	$14.54	$14.71	$15.01	$13.82
Total Return(b):	(17.57)%	1.51%	4.93%	12.98%	(1.75)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$16,247,522	$27,785,966	$32,816,831	$25,755,393	$16,338,122
Average net assets (000)	$21,834,025	$32,125,666	$29,367,898	$20,181,162	$15,388,327
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.49%	0.49%	0.49%	0.50%	0.51%
Expenses before waivers and/or expense reimbursement	0.52%	0.51%	0.52%	0.53%	0.53%
Net investment income (loss)	2.92%	2.37%	2.67%	3.14%	2.93%
Portfolio turnover rate(d)	130%	46%	53%	45%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

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Class R2 Shares
	Year Ended October 31,				December 27, 2017(a) through October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$14.55	$14.72	$15.02	$13.83	$14.58
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.29	0.33	0.40	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.91)	(0.13)	0.30	1.31	(0.72)
Total from investment operations	(2.57)	0.16	0.63	1.71	(0.40)

Less Dividends and Distributions:
Dividends from net investment income	(0.42)	(0.33)	(0.42)	(0.52)	(0.35)
Tax return of capital distributions	-	-	(0.01)	-	-
Distributions from net realized gains	-	-	(0.50)	-	-
Total dividends and distributions	(0.42)	(0.33)	(0.93)	(0.52)	(0.35)
Net asset value, end of period	$11.56	$14.55	$14.72	$15.02	$13.83

Total Return(c):	(17.89)%	1.10%	4.44%	12.60%	(2.79)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$38,733	$54,918	$87,499	$47,143	$21,575
Average net assets (000)	$47,445	$75,003	$77,134	$35,563	$5,595
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.89%	0.89%	0.89%	0.90%	0.91	%(e)
Expenses before waivers and/or expense reimbursement	0.96%	0.93%	0.96%	1.02%	1.18	%(e)
Net investment income (loss)	2.54%	1.98%	2.27%	2.74%	2.76	%(e)
Portfolio turnover rate(f)	130%	46%	53%	45%	56%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

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Financial Highlights (continued)

Class R4 Shares
	Year Ended October 31,				December 27, 2017(a) through October 31,

	2022	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$14.55	$14.73	$15.02	$13.83	$14.58
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.33	0.37	0.43	0.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.90)	(0.14)	0.31	1.32	(0.72)
Total from investment operations	(2.53)	0.19	0.68	1.75	(0.37)
Less Dividends and Distributions:
Dividends from net investment income	(0.45)	(0.37)	(0.46)	(0.56)	(0.38)
Tax return of capital distributions	-	-	(0.01)	-	-
Distributions from net realized gains	-	-	(0.50)	-	-
Total dividends and distributions	(0.45)	(0.37)	(0.97)	(0.56)	(0.38)
Net asset value, end of period	$11.57	$14.55	$14.73	$15.02	$13.83
Total Return(c):	(17.68)%	1.29%	4.77%	12.89%	(2.59)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$65,262	$103,030	$121,778	$59,430	$2,628
Average net assets (000)	$88,897	$114,912	$99,194	$33,085	$644
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.64%	0.64%	0.64%	0.64%	0.66	%(e)
Expenses before waivers and/or expense reimbursement	0.68%	0.66%	0.70%	0.74%	4.10	%(e)
Net investment income (loss)	2.77%	2.23%	2.50%	2.96%	3.01	%(e)
Portfolio turnover rate(f)	130%	46%	53%	45%	56%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

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Class R6 Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.56	$14.73	$15.03	$13.83	$14.55
Income (loss) from investment operations:
Net investment income (loss)	0.40	0.36	0.41	0.47	0.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.90)	(0.12)	0.30	1.32	(0.68)
Total from investment operations	(2.50)	0.24	0.71	1.79	(0.25)
Less Dividends and Distributions:
Dividends from net investment income	(0.49)	(0.41)	(0.50)	(0.59)	(0.47)
Tax return of capital distributions	-	-	(0.01)	-	-
Distributions from net realized gains	-	-	(0.50)	-	-
Total dividends and distributions	(0.49)	(0.41)	(1.01)	(0.59)	(0.47)
Net asset value, end of year	$11.57	$14.56	$14.73	$15.03	$13.83
Total Return(b):	(17.53)%	1.61%	5.03%	13.16%	(1.72)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18,996,401	$25,136,248	$21,400,826	$18,621,201	$14,144,566
Average net assets (000)	$22,463,818	$23,688,250	$20,511,616	$15,985,664	$12,419,952
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.39%	0.39%	0.39%	0.40%	0.41%
Expenses before waivers and/or expense reimbursement	0.40%	0.40%	0.41%	0.41%	0.41%
Net investment income (loss)	3.05%	2.47%	2.78%	3.26%	3.03%
Portfolio turnover rate(d)	130%	46%	53%	45%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

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Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 17 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Total Return Bond Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

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trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

PGIM Total Return Bond Fund    173

Notes to Financial Statements   (continued)

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

174

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

PGIM Total Return Bond Fund    175

Notes to Financial Statements   (continued)

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised. The Fund entered into options on swaps that are executed through a central clearing facility, such as a registered exchange. Such options pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the contract. The daily variation margin, rather

176

than the contract market value, is recorded for financial statement purposes on the Statement of Assets and Liabilities.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate

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Notes to Financial Statements   (continued)

payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a

178

buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed

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Notes to Financial Statements   (continued)

securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other

180

securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: The Fund held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

PGIM Total Return Bond Fund    181

Notes to Financial Statements   (continued)

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

182

Mortgage Dollar Rolls: The Fund entered into mortgage dollar rolls in which the Fund sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of

PGIM Total Return Bond Fund    183

Notes to Financial Statements   (continued)

dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.44% of average daily net assets up to $1 billion;	0.38%
0.42% of average daily net assets from $1 billion to $3 billion;
0.40% of average daily net assets from $3 billion to $5 billion;
0.39% of average daily net assets from $5 billion to $10 billion;
0.38% of average daily net assets from $10 billion to $50 billion;
0.37% of average daily net assets from $50 billion to $100 billion;
0.36% of average daily net assets over $100 billion

184

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	0.76%
C	1.51
R	1.01
Z	0.49
R2	0.89
R4	0.64
R6	0.39

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 29, 2024 to limit such fees on certain classes based on the average net assets. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

PGIM Total Return Bond Fund    185

Notes to Financial Statements   (continued)

The Fund’s annual gross and net distribution rate and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee
A	0.25%	0.25%	N/A%
C	1.00	1.00	N/A
R	0.75	0.50	N/A
Z	N/A	N/A	N/A
R2	0.25	0.25	0.10
R4	N/A	N/A	0.10
R6	N/A	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$819,032	$59,776
C	—	39,668

PGIM Investments, PGIM, Inc., PGIM Limited, PIMS and PMFS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Fund also invests in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), a fund of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Funds and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities

186

lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$63,809,092,728	$71,330,158,145

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds and other investments for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)		Value, End of Year	Shares, End of Year	Income

Long-Term Investments - Exchange-Traded Fund:

PGIM Ultra Short Bond ETF(g)
$ 14,886,000	$—	$14,764,215	$54,410	$(176,195	)$	—	—	$66,657

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Short-Term Bond Fund(wc)
652,900,417	436,442	652,627,184	(4,916,324)	4,206,649		—	—	479,980

PGIM Core Ultra Short Bond Fund(1)(wc)
123,458,235	1,751,625,482	1,875,083,717	—	—		—	—	305,058

PGIM Institutional Money Market Fund(1)(b)(wc)

999,411,485	2,895,799,178	3,195,866,172	(460,950)	110,441		698,993,982	699,623,644	1,694,043	(2)

$1,775,770,137	$4,647,861,102	$5,723,577,073	$(5,377,274)	$4,317,090		$698,993,982	$2,479,081

$1,790,656,137	$4,647,861,102	$5,738,341,288	$(5,322,864)	$4,140,895		$698,993,982	$2,545,738

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(g)	An affiliated security.

PGIM Total Return Bond Fund    187

Notes to Financial Statements   (continued)

(wc)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund was $1,715,649,634 of ordinary income. For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $1,623,816,987 of ordinary income.

As of October 31, 2022, the accumulated undistributed earnings on a tax basis was $491,031,620 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$51,025,502,123	$1,228,893,793	$(8,140,804,227)	$(6,911,910,434)

The difference between GAAP and tax basis is primarily attributable to the difference in the treatment of market discount, amortization of premiums, deferred losses on wash sales, straddles, mark-to-market of futures contracts and other GAAP to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $4,117,669,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who

188

purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 55,500,000,000 shares of common stock, $0.001 par value per share, 47,175,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	2,200,000,000
B	5,000,000
C	500,000,000
R	500,000,000
Z	23,000,000,000
T	470,000,000
R2	400,000,000
R4	400,000,000
R6	19,700,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	29,855	0.1%
C	9	0.1
R	16,834,196	57.8
Z	4,429,196	0.3
R2	514	0.1
R6	30,197,300	1.8

PGIM Total Return Bond Fund    189

Notes to Financial Statements   (continued)

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	4	47.9

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2022:
Shares sold	88,924,353	$1,137,772,862
Shares issued in reinvestment of dividends and distributions	5,396,561	70,826,934
Shares purchased	(113,228,958)	(1,480,181,856)
Net increase (decrease) in shares outstanding before conversion	(18,908,044)	(271,582,060)
Shares issued upon conversion from other share class(es)	6,429,551	84,778,225
Shares purchased upon conversion into other share class(es)	(3,414,692)	(45,612,765)
Net increase (decrease) in shares outstanding	(15,893,185)	$(232,416,600)

Year ended October 31, 2021:
Shares sold	55,934,380	$824,141,265
Shares issued in reinvestment of dividends and distributions	5,451,686	80,668,438
Shares purchased	(216,701,342)	(3,188,470,063)
Net increase (decrease) in shares outstanding before conversion	(155,315,276)	(2,283,660,360)
Shares issued upon conversion from other share class(es)	9,020,070	133,476,909
Shares purchased upon conversion into other share class(es)	(7,438,570)	(109,642,530)
Net increase (decrease) in shares outstanding	(153,733,776)	$(2,259,825,981)

Class C
Year ended October 31, 2022:
Shares sold	2,248,802	$29,581,983
Shares issued in reinvestment of dividends and distributions	894,885	11,786,824
Shares purchased	(12,054,408)	(159,163,364)
Net increase (decrease) in shares outstanding before conversion	(8,910,721)	(117,794,557)
Shares purchased upon conversion into other share class(es)	(3,157,938)	(41,043,331)
Net increase (decrease) in shares outstanding	(12,068,659)	$(158,837,888)

190

Share Class	Shares	Amount

Year ended October 31, 2021:
Shares sold	6,238,915	$92,342,990
Shares issued in reinvestment of dividends and distributions	749,403	11,052,408
Shares purchased	(10,035,461)	(147,484,771)
Net increase (decrease) in shares outstanding before conversion	(3,047,143)	(44,089,373)
Shares purchased upon conversion into other share class(es)	(5,876,895)	(86,929,970)
Net increase (decrease) in shares outstanding	(8,924,038)	$(131,019,343)

Class R
Year ended October 31, 2022:
Shares sold	2,404,891	$32,214,938
Shares issued in reinvestment of dividends and distributions	981,909	12,925,031
Shares purchased	(8,683,461)	(114,107,065)
Net increase (decrease) in shares outstanding	(5,296,661)	$(68,967,096)

Year ended October 31, 2021:
Shares sold	6,348,542	$94,133,814
Shares issued in reinvestment of dividends and distributions	752,635	11,124,621
Shares purchased	(8,024,960)	(118,602,257)
Net increase (decrease) in shares outstanding before conversion	(923,783)	(13,343,822)
Shares purchased upon conversion into other share class(es)	(1,405)	(21,147)
Net increase (decrease) in shares outstanding	(925,188)	$(13,364,969)

Class Z
Year ended October 31, 2022:
Shares sold	453,283,629	$5,958,845,006
Shares issued in reinvestment of dividends and distributions	55,575,183	730,762,771
Shares purchased	(1,013,794,860)	(13,313,285,719)
Net increase (decrease) in shares outstanding before conversion	(504,936,048)	(6,623,677,942)
Shares issued upon conversion from other share class(es)	4,895,068	65,375,865
Shares purchased upon conversion into other share class(es)	(5,132,616)	(68,077,386)
Net increase (decrease) in shares outstanding	(505,173,596)	$(6,626,379,463)

Year ended October 31, 2021:
Shares sold	654,347,396	$9,634,713,376
Shares issued in reinvestment of dividends and distributions	54,383,127	799,435,163
Shares purchased	(993,066,252)	(14,550,408,176)
Net increase (decrease) in shares outstanding before conversion	(284,335,729)	(4,116,259,637)
Shares issued upon conversion from other share class(es)	9,541,121	140,077,629
Shares purchased upon conversion into other share class(es)	(44,841,045)	(655,238,576)
Net increase (decrease) in shares outstanding	(319,635,653)	$(4,631,420,584)

PGIM Total Return Bond Fund    191

Notes to Financial Statements   (continued)

Share Class	Shares	Amount

Class R2
Year ended October 31, 2022:
Shares sold	716,051	$9,655,709
Shares issued in reinvestment of dividends and distributions	115,006	1,506,261
Shares purchased	(1,256,057)	(16,536,284)
Net increase (decrease) in shares outstanding	(425,000)	$(5,374,314)

Year ended October 31, 2021:
Shares sold	1,327,949	$19,647,904
Shares issued in reinvestment of dividends and distributions	114,774	1,690,044
Shares purchased	(3,611,889)	(52,656,908)
Net increase (decrease) in shares outstanding	(2,169,166)	$(31,318,960)

Class R4
Year ended October 31, 2022:
Shares sold	2,177,443	$29,516,571
Shares issued in reinvestment of dividends and distributions	160,205	2,110,766
Shares purchased	(3,775,415)	(49,422,572)
Net increase (decrease) in shares outstanding	(1,437,767)	$(17,795,235)

Year ended October 31, 2021:
Shares sold	3,005,748	$44,425,351
Shares issued in reinvestment of dividends and distributions	149,209	2,196,211
Shares purchased	(4,307,080)	(63,224,477)
Net increase (decrease) in shares outstanding before conversion	(1,152,123)	(16,602,915)
Shares purchased upon conversion into other share class(es)	(38,165)	(554,197)
Net increase (decrease) in shares outstanding	(1,190,288)	$(17,157,112)

Class R6
Year ended October 31, 2022:
Shares sold	417,842,317	$5,547,528,872
Shares issued in reinvestment of dividends and distributions	60,038,594	785,129,005
Shares purchased	(563,135,936)	(7,353,872,422)
Net increase (decrease) in shares outstanding before conversion	(85,255,025)	(1,021,214,545)
Shares issued upon conversion from other share class(es)	1,452,701	18,966,800
Shares purchased upon conversion into other share class(es)	(1,075,175)	(14,387,408)
Net increase (decrease) in shares outstanding	(84,877,499)	$(1,016,635,153)

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Share Class	Shares	Amount

Year ended October 31, 2021:
Shares sold	546,378,601	$8,044,405,462
Shares issued in reinvestment of dividends and distributions	41,767,768	614,454,826
Shares purchased	(353,911,444)	(5,199,167,295)
Net increase (decrease) in shares outstanding before conversion	234,234,925	3,459,692,993
Shares issued upon conversion from other share class(es)	41,739,141	610,450,573
Shares purchased upon conversion into other share class(es)	(2,132,737)	(31,618,691)
Net increase (decrease) in shares outstanding	273,841,329	$4,038,524,875

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2022. The average daily balance for the 10 days that the Fund had loans outstanding during the period was approximately $52,412,700, borrowed at a weighted average interest rate of 2.03%. The maximum loan outstanding amount during the period was $165,083,000. At October 31, 2022, the Fund did not have an outstanding loan amount.

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Notes to Financial Statements   (continued)

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Collateralized Loan Obligations (“CLOs”) Risk: CLOs are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of CLOs may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets.

Covenant-Lite Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

194

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and

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Notes to Financial Statements   (continued)

political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Floating Rate and Other Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that

196

purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings

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Notes to Financial Statements   (continued)

may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be

198

incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be

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Notes to Financial Statements   (continued)

required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

Reference Rate Risk: The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. The Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR as well as loan facilities used by the Fund. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for

200

such hedging transactions develops. All of the aforementioned may adversely affect the Fund’s performance or net asset value.

Structured Products Risk: Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured securities are generally privately negotiated debt obligations where the principal and/or interest or value of the structured security is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference instrument”), and changes in the reference instrument or security may cause significant price fluctuations, or could cause the interest rate on the structured security to be reduced to zero. Holders of structured products indirectly bear risks associated with the reference instrument, are subject to counterparty risk and typically do not have direct rights against the reference instrument. Structured products may also entail structural complexity and documentation risk and there is no guarantee that the courts or administrators will interpret the priority of principal and interest payments as expected.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. Government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10. Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging

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Notes to Financial Statements   (continued)

relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 17 and Shareholders of PGIM Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Total Return Bond Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 17, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 19, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Tax Information (unaudited)

For the year ended October 31, 2022, the Fund reports the maximum amount allowable but not less than 49.75% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2022.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 5.41% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Total Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Total Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Total Return Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Total Return Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements   (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Total Return Bond Fund1 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

[1]	PGIM Total Return Bond Fund is a series of Prudential Investment Portfolios, Inc. 17.

PGIM Total Return Bond Fund

Approval of Advisory Agreements   (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant

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information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Total Return Bond Fund

Approval of Advisory Agreements   (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile
•	The Board noted that the Fund outperformed its benchmark index over all periods.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, such that total annual operating expenses (exclusive of certain fees and expenses) are capped at 0.76% for Class A shares, 1.51% for Class C shares, 1.01% for Class R shares, 0.49% for Class Z shares, 0.89% for Class R2 shares, 0.64% for Class R4 shares, and 0.39% for Class R6 shares through February 28, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Total Return Bond Fund

⬛ MAIL 655 Broad Street Newark, NJ 07102	⬛ TELEPHONE (800) 225-1852	⬛ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne,

Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street
Newark, NJ 07102

SUB-SUBADVISER	PGIM Limited	Grand Buildings, 1-3 Strand
Trafalgar Square
London, WC2N 5HR
United Kingdom

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102
CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 9658
	Services LLC	Providence, RI 02940
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017
FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Total Return Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM TOTAL RETURN BOND FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	PDBAX	PDBCX	DTBRX	PDBZX	PDBRX	PDBSX	PTRQX

CUSIP	74440B108	74440B306	74440B801	74440B405	74440B819	74440B793	74440B884

MF166E

PGIM SHORT DURATION MULTI-SECTOR

BOND FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2    Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short Duration Multi-Sector Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine.

With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short Duration Multi-Sector Bond Fund

December 15, 2022

PGIM Short Duration Multi-Sector Bond Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22

	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	-9.08	0.14	0.96 (12/23/2013)

(without sales charges)	-6.98	0.60	1.22 (12/23/2013)

Class C

(with sales charges)	-8.67	-0.23	0.44 (12/23/2013)

(without sales charges)	-7.77	-0.23	0.44 (12/23/2013)

Class Z

(without sales charges)	-6.81	0.86	1.52 (12/23/2013)

Class R6

(without sales charges)	-6.67	0.96	1.55 (12/23/2013)

Bloomberg US Government/Credit 1-3 Year Index

	-4.88	0.68	0.81

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Government/Credit 1-3 Year Index by portraying the initial account values at the commencement of operations of Class Z shares (December 23, 2013) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Short Duration Multi-Sector Bond Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	2.25% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

Bloomberg US Government/Credit 1–3 Year Index—The Bloomberg US Government/Credit 1–3 Year Index is an unmanaged index considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 10/31/22 (%)

AAA	42.3

AA	5.4

A	5.6

BBB	10.5

BB	12.4

B	3.9

CCC	1.1

Not Rated	3.4

Cash/Cash Equivalents	15.4

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 10/31/22

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.27	5.11	5.09

Class C	0.19	4.13	4.11

Class Z	0.29	5.52	5.49

Class R6	0.30	5.58	5.54

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Short Duration Multi-Sector Bond Fund    7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Short Duration Multi-Sector Bond Fund’s Class Z shares returned -6.81% in the 12-month reporting period that ended October 31, 2022, underperforming the -4.88% return of the Bloomberg US Government/Credit 1-3 Year Index (the Index).

What were the market conditions?

•

From a starting point of low yields, tight spreads, and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets during the reporting period. Concerns about central bank tightening, hard economic landings, and the war in Ukraine led global credit spreads to be notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing.

•

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than they had been over the prior decade of low inflation. A succession of federal funds rate hikes—including outsized 75 basis-point (bp) hikes in June, July, and September—confirmed to markets that the Federal Reserve (the Fed) is fully focused on tackling inflation. (One basis point equals 0.01%.)

•

At the August Jackson Hole symposium, Fed Chairman Jerome Powell’s speech was successful in lifting rate-hike expectations for 2022 and removing market pricing for rate cuts in 2023. While long-run inflation expectations remain relatively subdued at this point, Powell expressed the need to exercise vigilance about the trajectory of market expectations to avoid a self-fulfilling inflation spiral. Underpinning this escalation in rhetoric was the reality that Fed officials do not know how high they will ultimately take the fed funds rate in order to tame inflation.

•

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted during the last three months of the period. The 10-year/2-year Treasury spread declined from 1.10% on October 31, 2021 to -0.44% by the end of the period.

•

Beginning the period at 1.55%, US 10-year Treasury yields ended the period at 4.05%. Meanwhile, the yield on the 2-year Treasury note ended the period at 4.49%, a rise of 404 bps since the beginning of the period.

•

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of 2022 as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads widened, with collateralized loan obligation (CLO) and commercial mortgage-backed securities (CMBS) spreads trading well above their recent tights by the end of the period. The emerging markets sector posted negative total returns, and

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spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed Treasuries on concerns that the Fed may begin selling MBS if officials need to step up their inflation fight.

What worked?

•	The Fund’s yield curve positioning, particularly along the US Treasury curve, contributed to performance during the period.

•	While overall security selection detracted during the period, selection in bank loans, CLOs, and municipal bonds contributed to performance.

•	Within credit, positioning in the upstream energy, electric utilities, and gaming/lodging/leisure sectors contributed to returns.

•	In individual security selection, the Fund benefited from positioning in Bombardier Inc. (aerospace & defense), University of Michigan, and Vistra Corp. (electric utilities).

•

The Fund occasionally features a modest notional exposure to non-US dollar currencies across a diversified basket of currencies in faster-growing emerging and developed countries. The Fund’s foreign-exchange currency market (FX) positioning was a contributor to performance for the period.

What didn’t work?

•

During the period, the Fund’s duration positioning, in both developed market and emerging market rates, detracted from returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	Within sector allocation, an overweight relative to the Index to CLOs, CMBS, high yield bonds, and bank loans detracted from performance.

•	Within security selection, selection in investment-grade corporate bonds, CMBS, emerging markets, and high yield bonds detracted the most.

•	Within credit, positioning in the healthcare & pharmaceuticals, foreign non-corporates, and banking sectors detracted from performance.

•

In individual security selection, positioning in the Republic of Ukraine, Bausch Health Companies Inc. (healthcare & pharmaceuticals), and The Goldman Sachs Group Inc. (banking) detracted from performance.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund held positions in Russia combined with the use of derivatives designed to offset the decline in value of certain Russian securities. The Fund also used interest rate futures and swaps during the period to help manage duration positioning and yield curve exposure, which detracted from performance. Credit default swaps and credit default swap index (CDX) positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure contributed during the period. In

PGIM Short Duration Multi-Sector Bond Fund    9

Strategy and Performance Overview* (continued)

addition, the Fund traded foreign-exchange derivatives, which contributed to performance over the period.

Current outlook

•

PGIM Fixed Income maintains that it will likely take another quarter to see a material downtrend in the key categories of services inflation. Such relief would come from a combination of a slowdown in labor demand, in line with other slowing measures of aggregate demand, and incremental gains in labor supply as workers with lower balances of savings are drawn back into the workforce.

•

Based on its review of inflation and other macroeconomic data, PGIM Fixed Income believes the Fed is unlikely to soon stop raising rates and, as a result, recently raised its terminal rate projection to 4.75% by January—assuming 50-bp and 25-bp rate hikes in December and January, respectively. This would likely be followed by precautionary rate cuts by the end of the second quarter of 2023, as the downturn takes hold amid a negative fiscal impulse, mounting external shocks, and tighter financial conditions.

•

Beyond the progression of events over the next few quarters or years, PGIM Fixed Income expects economic conditions to eventually return to a configuration more like pre-COVID-19 conditions, as an aging demographic and high debt burdens are likely to drive a return to moderate growth and inflation, which may lead to a lower interest rate environment.

•

PGIM Fixed Income maintains its positive view of spread sectors over the medium to long term and holds allocations to structured products (CLOs, CMBS), investment-grade corporate bonds, high yield bonds, and emerging markets. Relative to the Index, the Fund is underweight MBS in favor of more attractive opportunities across spread sectors.

•

In terms of calling the peak in long-term rates, given the economic strength and level of inflation, PGIM Fixed income believes it’s too early to preclude the possibility of higher highs. Yet, from a long-term perspective, exposure to developed market duration is becoming more compelling after the broad repricing and with the looming moderation in global growth. While acknowledging the immediate trajectory of inflation is going to dictate market volatility and the path of the US Treasury 10-year yield, PGIM Fixed Income’s base case is that implied volatility will ultimately decline, and the 10-year yield will stay below the terminal rate of this interest rate hiking cycle when it is eventually reached. In the meantime, the best course will be to focus on the micro-alpha opportunities within and across sectors, in PGIM Fixed Income’s view.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Short Duration Multi-Sector Bond Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short Duration Multi-Sector Bond Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 970.70	0.65%	$3.23

	Hypothetical	$1,000.00	$1,021.93	0.65%	$3.31

Class C	Actual	$1,000.00	$ 966.40	1.54%	$7.63

	Hypothetical	$1,000.00	$1,017.44	1.54%	$7.83

Class Z	Actual	$1,000.00	$ 972.10	0.40%	$1.99

	Hypothetical	$1,000.00	$1,023.19	0.40%	$2.04

Class R6	Actual	$1,000.00	$ 972.30	0.33%	$1.64

	Hypothetical	$1,000.00	$1,023.54	0.33%	$1.68

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 83.7%

ASSET-BACKED SECURITIES 25.4%

Automobiles 1.3%

AmeriCredit Automobile Receivables Trust,
Series 2020-02, Class D	2.130%	03/18/26		500	$463,330
Avis Budget Rental Car Funding AESOP LLC,
Series 2020-01A, Class A, 144A	2.330	08/20/26		2,400	2,174,486
Series 2020-02A, Class A, 144A	2.020	02/20/27		1,100	972,705
CarMax Auto Owner Trust,
Series 2021-02, Class D	1.550	10/15/27		3,700	3,297,573
Exeter Automobile Receivables Trust,
Series 2020-03A, Class C	1.320	07/15/25		339	335,009
Series 2020-03A, Class D	1.730	07/15/26		400	385,367
Series 2022-01A, Class E, 144A	5.020	10/15/29		3,300	2,736,938
Ford Auto Securitization Trust (Canada),
Series 2020-AA, Class B, 144A	1.872	06/15/26	CAD	200	137,189
Series 2020-AA, Class C, 144A	2.763	04/15/28	CAD	200	138,230
Ford Credit Auto Owner Trust,
Series 2021-01, Class C, 144A	1.910	10/17/33		1,400	1,208,187
Hertz Vehicle Financing III LLC,
Series 2022-01A, Class C, 144A	2.630	06/25/26		500	437,757
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A	1.680	12/27/27		5,200	4,384,885
Series 2021-02A, Class B, 144A	2.120	12/27/27		500	420,065
Hertz Vehicle Financing LLC,
Series 2021-01A, Class C, 144A	2.050	12/26/25		300	268,654
Series 2022-02A, Class B, 144A	2.650	06/26/28		1,000	814,874
JPMorgan Chase Bank, NA,
Series 2020-01, Class R, 144A	33.784	01/25/28		735	873,836
Series 2020-02, Class F, 144A	5.763	02/25/28		800	771,254
Series 2020-02, Class R, 144A	31.355	02/25/28		563	666,184
Series 2021-01, Class E, 144A	2.365	09/25/28		246	236,383
Series 2021-01, Class F, 144A	4.280	09/25/28		600	557,275
Series 2021-02, Class D, 144A	1.138	12/26/28		947	902,706
Series 2021-02, Class E, 144A	2.280	12/26/28		680	650,988
Series 2021-03, Class E, 144A	2.102	02/26/29		519	490,950
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A	3.630	09/14/27		4,000	3,806,474
Series 2019-01A, Class B, 144A	3.950	11/14/28		900	836,018
Santander Bank Auto Credit-Linked Notes,
Series 2022-A, Class C, 144A	7.375	05/15/32		1,636	1,581,715
Santander Bank, NA,
Series 2021-01A, Class C, 144A	3.268	12/15/31		528	506,728

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    13

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Automobiles (cont’d.)
Santander Drive Auto Receivables Trust,
Series 2020-02, Class D	2.220%	09/15/26		600	$582,476
Series 2020-03, Class D	1.640	11/16/26		2,400	2,293,602
Series 2021-01, Class D	1.130	11/16/26		6,200	5,872,807

					38,804,645

Collateralized Debt Obligation 0.1%
MF1 Ltd. (Cayman Islands),
Series 2022-FL08, Class A, 144A, 30 Day Average SOFR + 1.350% (Cap N/A, Floor 1.350%)	4.244(c)	02/19/37		3,900	3,753,949

Collateralized Loan Obligations 21.9%
Anchorage Capital Europe CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)	2.413(c)	04/25/34	EUR	5,250	4,932,901
Armada Euro CLO DAC (Ireland),
Series 02A, Class A1, 144A, 3 Month EURIBOR + 0.760% (Cap N/A, Floor 0.760%)	1.081(c)	11/15/31	EUR	1,500	1,446,342
Series 02A, Class A3, 144A	1.500	11/15/31	EUR	500	472,144
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2021-16A, Class A, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 1.270%)	5.513(c)	01/20/34		5,000	4,822,074
Avoca Capital CLO Ltd. (Ireland),
Series 10A, Class B1RR, 144A, 3 Month EURIBOR + 1.350% (Cap N/A, Floor 1.350%)	2.728(c)	04/15/35	EUR	8,000	7,157,732
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.249(c)	04/18/35		25,000	23,753,905
Bain Capital Euro CLO DAC (Ireland),
Series 2020-01A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)	2.602(c)	01/24/33	EUR	10,000	9,597,809
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	5.363(c)	01/20/32		15,000	14,496,657
Battalion CLO Ltd. (Cayman Islands),
Series 2018-12A, Class B2R, 144A, 3 Month LIBOR + 2.080% (Cap N/A, Floor 2.080%)	5.022(c)	05/17/31		10,000	9,352,928
Series 2019-16A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	5.363(c)	12/19/32		9,000	8,675,721

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2019-18A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	5.249%(c)	10/15/34		25,000	$23,942,357
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	4.104(c)	08/20/32		26,500	25,558,980
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)	1.978(c)	04/15/31	EUR	7,500	7,148,047
Carlyle Euro CLO DAC (Ireland),
Series 2019-01A, Class A1R, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	1.750(c)	03/15/32	EUR	4,500	4,279,525
Series 2019-01A, Class A2RA, 144A, 3 Month EURIBOR + 1.650% (Cap N/A, Floor 1.650%)	2.650(c)	03/15/32	EUR	17,450	15,977,263
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)	5.049(c)	04/17/31		2,492	2,423,880
Carlyle US CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month LIBOR + 1.095% (Cap N/A, Floor 1.095%)	5.453(c)	01/25/33		30,000	28,843,107
Cathedral Lake Ltd. (Cayman Islands),
Series 2021-08A, Class A1, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 1.220%)	5.463(c)	01/20/35		9,500	9,083,630
CBAM Ltd. (Cayman Islands),
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	5.423(c)	07/20/34		10,000	9,595,893
CIFC European Funding CLO DAC (Ireland),
Series 03A, Class A, 144A, 3 Month EURIBOR + 1.050% (Cap N/A, Floor 1.050%)	2.428(c)	01/15/34	EUR	8,000	7,587,191
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	5.279(c)	10/17/31		9,750	9,489,141
Crown City CLO (Cayman Islands),
Series 2020-02A, Class A1AR, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	5.303(c)	04/20/35		8,750	8,342,519
CVC Cordatus Loan Fund DAC (Ireland),
Series 03A, Class A2RR, 144A	1.750	08/15/32	EUR	2,300	2,167,737
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)	1.241(c)	05/22/32	EUR	20,000	19,108,840

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    15

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month SOFR + 1.492% (Cap N/A, Floor 0.000%)	5.355%(c)	10/15/29		420	$413,297
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	5.359(c)	07/15/29		207	204,172
Series 2017-06A, Class A2, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	5.529(c)	07/15/29		6,575	6,416,658
Series 2021-14A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	5.443(c)	10/20/34		4,000	3,842,844
Series 2021-14A, Class B, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)	5.993(c)	10/20/34		6,750	6,183,097
Ellington CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	4.605(c)	02/15/29		1,898	1,878,697
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	5.475(c)	01/22/31		750	735,032
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)	5.089(c)	04/15/31		2,500	2,435,217
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	5.423(c)	10/20/31		5,000	4,868,509
Henley CLO DAC (Ireland),
Series 3A, Class AR, 144A, 3 Month EURIBOR + 0.970% (Cap N/A, Floor 0.970%)	2.513(c)	12/25/35	EUR	3,250	3,018,556
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)	3.832(c)	02/05/31		248	242,954
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	5.388(c)	04/25/31		3,491	3,409,541
Invesco Euro CLO DAC (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.650%)	2.028(c)	07/15/31	EUR	10,000	9,599,368
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	5.259(c)	01/15/31		1,250	1,227,781
Series 30A, Class A1R, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	5.099(c)	10/17/31		17,250	16,721,802

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-18A, Class ARR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)	5.218%(c)	10/21/30		17,000	$16,577,166
Series 2021-59A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	5.334(c)	01/18/34		15,000	14,523,900
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	5.398(c)	04/21/31		1,334	1,290,003
Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	4.634(c)	02/20/31		1,500	1,402,965
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	4.919(c)	10/12/30		6,500	6,382,644
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)	5.199(c)	07/15/31		5,000	4,868,692
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)	4.737(c)	06/20/34		13,995	13,413,781
Series 2020-22A, Class AR, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)	4.397(c)	09/01/31		17,500	17,043,341
OAK Hill European Credit Partners Designated Activity Co. (Ireland),
Series 2016-05A, Class ARR, 144A, 3 Month EURIBOR + 0.980% (Cap N/A, Floor 0.980%)	2.442(c)	01/21/35	EUR	9,000	8,392,703
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	5.407(c)	04/26/31		5,000	4,883,564
Series 2015-09A, Class A1R2, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.114(c)	01/15/33		9,500	9,181,474
OFSI BSL Ltd. (Cayman Islands),
Series 2022-11A, Class A1, 144A, 3 Month SOFR + 2.100% (Cap N/A, Floor 2.100%)	6.029(c)	07/18/31		8,500	8,283,759
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)	5.159(c)	04/17/31		19,458	18,874,023
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	5.665(c)	10/30/30		989	973,568
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2022-03A, Class A2, 144A, 3 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	0.000(c)	04/15/31		13,000	12,988,911

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    17

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1R, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)	4.145%(c)	02/14/34		10,000	$9,568,031
Series 2018-01A, Class A1AR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	5.243(c)	10/20/31		9,000	8,726,037
Series 2019-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	5.259(c)	10/15/34		15,000	14,312,071
Providus CLO DAC (Ireland),
Series 2A, Class B1R, 144A, 3 Month EURIBOR + 1.650% (Cap N/A, Floor 1.650%)	3.028(c)	07/15/31	EUR	5,875	5,438,023
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	5.423(c)	10/20/34		15,000	14,380,821
Series 2021-03A, Class B, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)	5.993(c)	10/20/34		8,925	8,270,434
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)	5.533(c)	07/25/31		500	485,715
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	3.963(c)	05/07/31		3,000	2,912,276
Series 2017-11A, Class AR, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 0.000%)	3.995(c)	08/15/30		10,000	9,810,071
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	5.468(c)	04/25/31		4,000	3,905,634
Silver Creek CLO Ltd.,
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	5.483(c)	07/20/30		395	389,032
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	5.397(c)	01/26/31		4,526	4,421,524
St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)	2.373(c)	04/25/30	EUR	5,986	5,791,512
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)	1.101(c)	02/20/30	EUR	19,940	19,244,947
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	5.595(c)	10/29/34		7,250	6,902,720

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
TCW CLO Ltd. (Cayman Islands), (cont’d.)
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	5.243%(c)	10/20/32		22,000	$21,339,600
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	5.319(c)	01/17/30		1,276	1,252,602
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	5.403(c)	07/20/34		15,000	14,357,026
Toro European CLO DAC (Ireland),
Series 02A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)	2.533(c)	07/25/34	EUR	13,500	12,671,711
Venture CLO Ltd. (Cayman Islands),
Series 2014-19A, Class ARR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 1.260%)	5.339(c)	01/15/32		3,250	3,154,834
Series 2017-28AA, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)	5.453(c)	10/20/34		14,500	13,779,823
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	5.229(c)	01/17/31		1,000	977,388
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	5.179(c)	07/17/31		5,000	4,851,569
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	5.443(c)	10/20/31		3,000	2,905,484
Series 2018-03A, Class A1A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	5.493(c)	01/20/32		2,750	2,680,014
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	5.363(c)	07/20/32		17,625	17,087,987
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)	5.289(c)	10/15/34		4,500	4,300,081
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	5.369(c)	04/15/30		666	653,631
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	5.443(c)	07/20/31		4,851	4,703,047

					677,807,987

Consumer Loans 1.0%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A	2.509	10/20/39	CAD	700	481,021

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    19

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans (cont’d.)
Lending Funding Trust,
Series 2020-02A, Class A, 144A	2.320%	04/21/31		600	$516,511
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A	2.780	04/20/28		1,362	1,317,218
Series 2021-01A, Class A, 144A	1.900	11/20/31		5,000	4,188,753
Series 2021-01A, Class B, 144A	2.470	11/20/31		200	158,512
Series 2021-01A, Class C, 144A	3.410	11/20/31		100	77,381
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A	2.960	07/20/32		570	561,268
Series 2020-AA, Class A, 144A	2.190	08/21/34		900	853,871
OneMain Financial Issuance Trust,
Series 2020-01A, Class A, 144A	3.840	05/14/32		926	914,329
Series 2020-02A, Class A, 144A	1.750	09/14/35		2,400	2,074,982
Series 2022-02A, Class D, 144A	6.550	10/14/34		6,870	6,451,178
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A	3.080	08/08/25		1,457	1,415,076
Series 2019-A, Class D, 144A	6.220	08/08/25		1,542	1,426,081
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A	1.210	03/08/28		1,500	1,367,562
Series 2021-A, Class B, 144A	1.760	03/08/28		600	539,872
Oportun Issuance Trust,
Series 2022-02, Class A, 144A	5.940	10/09/29		7,123	7,056,242
Regional Management Issuance Trust,
Series 2022-01, Class A, 144A	3.070	03/15/32		3,300	2,974,794

					32,374,651

Credit Cards 0.3%
Newday Funding Master Issuer PLC (United Kingdom),
Series 2021-01A, Class A1, 144A, SONIA + 0.970% (Cap N/A, Floor 0.000%)	3.157(c)	03/15/29	GBP	2,900	3,283,337
Series 2021-01A, Class A2, 144A, SOFR + 1.100% (Cap N/A, Floor 0.000%)	4.144(c)	03/15/29		1,700	1,675,248
Series 2021-02A, Class A1, 144A, SONIA + 0.800% (Cap N/A, Floor 0.000%)	2.987(c)	07/15/29	GBP	1,300	1,429,245
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, 1 Month SONIA + 1.400% (Cap N/A, Floor 0.000%)	3.372(c)	11/15/28	GBP	2,840	3,232,472

					9,620,302

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans 0.1%

Asset-Backed Funding Certificate Trust,
Series 2003-AHL01, Class A1	4.184%	03/25/33		39	$37,115
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)	5.086(c)	03/25/43		134	128,704
Home Equity Asset Trust,
Series 2003-08, Class M1, 1 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	4.666(c)	04/25/34		246	234,883
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class A3, 1 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)	4.626(c)	10/25/33		1,054	1,001,523
Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	4.606(c)	10/25/33		85	82,946

					1,485,171

Other 0.3%

PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	5.936(c)	04/25/23		1,820	1,731,110
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	6.386(c)	06/25/24		8,640	8,026,365

					9,757,475

Residential Mortgage-Backed Securities 0.3%

Countrywide Asset-Backed Certificates,
Series 2003-BC02, Class 2A1, 1 Month LIBOR + 0.600% (Cap 13.875%, Floor 0.600%)	4.186(c)	06/25/33		121	117,123
Countrywide Asset-Backed Certificates Trust,
Series 2004-04, Class 1A, 1 Month LIBOR + 0.420% (Cap N/A, Floor 0.420%)	4.006(c)	08/25/34		1,045	940,862
LSF11 Boson Investments Sarl (Compartment 2) (Spain),
Series 2021-NPLA, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.468(c)	11/25/60	EUR	2,261	2,106,656
RAMP Trust,
Series 2005-EFC03, Class M5, 1 Month LIBOR + 0.640% (Cap 14.000%, Floor 0.640%)	4.546(c)	08/25/35		145	144,926
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000%	2.698(c)	09/27/75	EUR	3,283	3,091,381

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    21

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#			Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)

Structured Asset Investment Loan Trust,
Series 2003-BC02, Class A3, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)	4.286%(c)	04/25/33		36		$35,704
TFS (Spain),
Series 2018-03^	0.000(s)	04/16/40	EUR	—(r	)	1,542
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%^	3.845(c)	04/16/23	EUR	1,334		1,254,021

						7,692,215

Student Loans 0.1%

Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A	0.000(cc)	02/25/43		1,440		349,762
Series 2018-C, Class A, 144A	0.000(cc)	08/25/43		603		554,074
Series 2018-D, Class A, 144A	0.000(cc)	11/25/43		1,034		960,032
Series 2019-A, Class R, 144A	0.000	10/25/48		1,441		339,481
SoFi RR Funding II Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	4.334(c)	11/29/24		531		531,329
SoFi RR Funding III Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	4.334(c)	11/29/24		1,116		1,115,833

						3,850,511

TOTAL ASSET-BACKED SECURITIES (cost $849,045,124)						785,146,906

COMMERCIAL MORTGAGE-BACKED SECURITIES 8.4%
Arbor Multifamily Mortgage Securities Trust,
Series 2021-MF02, Class A4, 144A	2.252	06/15/54		18,000		13,707,157
BANK,
Series 2017-BNK05, Class A4	3.131	06/15/60		1,000		894,614
Series 2017-BNK06, Class A4	3.254	07/15/60		230		207,263
Series 2018-BN10, Class A4	3.428	02/15/61		4,800		4,312,917
Series 2019-BN17, Class A3	3.456	04/15/52		4,200		3,685,682
Series 2019-BN18, Class A3	3.325	05/15/62		1,800		1,562,826
Series 2019-BN24, Class A2	2.707	11/15/62		3,500		2,900,742
Series 2020-BN25, Class A3	2.391	01/15/63		9,933		8,663,465
Series 2020-BN29, Class A3	1.742	11/15/53		2,000		1,503,361
Series 2021-BN33, Class A4	2.270	05/15/64		10,400		8,146,078
Barclays Commercial Mortgage Securities Trust,
Series 2019-C05, Class A3	2.805	11/15/52		6,100		5,119,714

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
BBCCRE Trust,
Series 2015-GTP, Class A, 144A	3.966%	08/10/33	7,425	$6,871,143
Benchmark Mortgage Trust,
Series 2018-B08, Class A4	3.963	01/15/52	780	719,293
Series 2019-B10, Class A3	3.455	03/15/62	3,100	2,731,018
Series 2020-B17, Class A4	2.042	03/15/53	3,400	2,667,232
Series 2020-B21, Class A4	1.704	12/17/53	2,000	1,518,944
Series 2020-B22, Class XB, IO, 144A	0.993(cc)	01/15/54	62,848	3,827,669
Series 2021-B26, Class A4	2.295	06/15/54	10,600	8,383,131
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	5.412(c)	10/15/36	1,785	1,708,651
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	5.712(c)	10/15/36	6,545	6,217,261
BX Trust,
Series 2021-LGCY, Class F, 144A, 1 Month LIBOR + 1.949% (Cap N/A, Floor 1.949%)	5.361(c)	10/15/23	11,000	9,783,399
Series 2022-LBA06, Class E, 144A, 1 Month SOFR + 2.700% (Cap N/A, Floor 2.700%)	6.076(c)	01/15/39	13,400	12,296,463
Series 2022-VAMF, Class E, 144A, 1 Month SOFR + 2.700% (Cap N/A, Floor 2.700%)	6.076(c)	01/15/39	5,700	5,273,290
CD Mortgage Trust,
Series 2017-CD04, Class A3	3.248	05/10/50	553	498,006
Series 2017-CD05, Class A3	3.171	08/15/50	800	711,966
Series 2017-CD06, Class A4	3.190	11/13/50	1,650	1,496,708
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A2	3.585	12/10/54	1,640	1,513,791
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4	3.575	05/10/47	59	57,702
Series 2016-C02, Class A3	2.575	08/10/49	3,000	2,664,605
Series 2017-C04, Class A3	3.209	10/12/50	1,150	1,033,419
Series 2017-P07, Class XC, IO	0.326(cc)	04/14/50	16,000	179,546
Series 2018-C06, Class A3	4.145	11/10/51	4,300	3,936,339
Series 2019-GC43, Class A3	2.782	11/10/52	10,000	8,281,302
Series 2019-SMRT, Class D, 144A	4.745(cc)	01/10/36	400	382,256
CityLine Commercial Mortgage Trust,
Series 2016-CLNE, Class B, 144A	2.778(cc)	11/10/31	300	285,264
Series 2016-CLNE, Class C, 144A	2.778(cc)	11/10/31	100	94,442
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)	6.178(c)	11/15/37	2,212	2,100,753
Commercial Mortgage Trust,
Series 2014-CR15, Class XB, IO, 144A	0.024(cc)	02/10/47	157,461	31,303
Series 2016-COR01, Class A3	2.826	10/10/49	693	621,587

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    23

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Commercial Mortgage Trust, (cont’d.)
Series 2017-COR02, Class A2	3.239%	09/10/50	1,468	$1,328,835
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	5.562(c)	05/15/36	3,300	3,167,773
Credit Suisse Mortgage Trust,
Series 2016-NXSR, Class A4	3.795(cc)	12/15/49	3,407	3,151,601
CSAIL Commercial Mortgage Trust,
Series 2018-CX12, Class A3 (original cost $1,918,987; purchased 08/08/18)(f)	3.959	08/15/51	1,900	1,738,172
Series 2019-C15, Class A3	3.779	03/15/52	6,000	5,403,126
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A	3.808(cc)	12/10/36	200	165,709
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4	2.632	08/10/49	400	359,153
Series 2017-C06, Class A4	3.071	06/10/50	600	541,507
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class C, 144A	3.555(cc)	09/10/35	250	222,006
FHLMC Multifamily Structured Pass-Through Certificates,
Series K069, Class X1, IO	0.350(cc)	09/25/27	6,508	96,417
Series K090, Class X1, IO	0.708(cc)	02/25/29	99,693	3,670,802
Series K093, Class X1, IO	0.952(cc)	05/25/29	13,103	635,223
Series K097, Class X1, IO	1.091(cc)	07/25/29	17,938	1,036,166
Series K101, Class X1, IO	0.836(cc)	10/25/29	18,974	864,204
Series K122, Class X1, IO	0.882(cc)	11/25/30	37,597	1,980,911
Series K1513, Class X1, IO	0.860(cc)	08/25/34	30,831	1,958,543
Series K735, Class X1, IO	0.957(cc)	05/25/26	8,427	228,412
Series Q001, Class XA, IO	2.118(cc)	02/25/32	13,735	1,132,317
Greystone Commercial Capital Trust,
Series 2021-03, Class A, 144A, 1 Month LIBOR + 2.230% (Cap N/A, Floor 2.230%)	5.642(c)	08/01/23	8,500	8,362,165
GS Mortgage Securities Trust,
Series 2014-GC20, Class XB, IO	0.472(cc)	04/10/47	15,000	82,153
Series 2017-GS06, Class A2	3.164	05/10/50	685	619,896
Series 2017-GS07, Class A3	3.167	08/10/50	1,180	1,058,301
Series 2017-GS08, Class A3	3.205	11/10/50	1,400	1,248,527
Series 2019-GC38, Class A3	3.703	02/10/52	6,400	5,725,646
IMT Trust,
Series 2017-APTS, Class AFX, 144A	3.478	06/15/34	140	133,064
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A5	3.672	11/15/47	1,400	1,337,252
Series 2015-C29, Class A4	3.611	05/15/48	1,890	1,780,612

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C05, Class A4	3.414%	03/15/50		3,135	$2,871,178
Series 2017-C07, Class A4	3.147	10/15/50		1,100	982,056
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-AON, Class E, 144A	4.613(cc)	07/05/31		10,600	8,603,158
MHP,
Series 2022-MHIL, Class E, 144A, 1 Month SOFR + 2.611% (Cap N/A, Floor 2.611%)	5.986(c)	01/15/27		3,109	2,861,022
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C20, Class A3	2.988	02/15/48		828	780,987
Series 2016-C29, Class A3	3.058	05/15/49		2,536	2,325,382
Series 2016-C30, Class A4	2.600	09/15/49		6,286	5,629,646
Series 2017-C33, Class A4	3.337	05/15/50		1,200	1,088,364
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A3	3.540	12/15/48		4,351	4,047,899
Series 2017-H01, Class A4	3.259	06/15/50		1,100	994,085
Series 2017-HR02, Class A3	3.330	12/15/50		2,000	1,786,148
Series 2018-H04, Class A3	4.043	12/15/51		1,500	1,369,140
Series 2019-H06, Class A3	3.158	06/15/52		1,600	1,366,980
Series 2019-MEAD, Class E, 144A	3.177(cc)	11/10/36		800	658,985
Series 2021-L07, Class A4	2.322	10/15/54		11,000	8,365,986
Natixis Commercial Mortgage Securities Trust,
Series 2019-LVL, Class A, 144A	3.885	08/15/38		4,750	4,221,578
Salus European Loan Conduit DAC (United Kingdom),
Series 33A, Class A, 144A, SONIA + 1.619% (Cap 6.500%, Floor 1.500%)	3.809(c)	01/23/29	GBP	2,000	2,280,799
UBS Commercial Mortgage Trust,
Series 2017-C02, Class A3	3.225	08/15/50		491	442,039
Series 2017-C07, Class A3	3.418	12/15/50		2,100	1,929,968
Series 2018-C08, Class A3	3.720	02/15/51		2,658	2,438,731
Series 2018-C10, Class A3	4.048	05/15/51		1,400	1,279,978
Series 2018-C14, Class A3	4.180	12/15/51		3,250	2,975,086
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC24, Class A3	2.684	10/15/49		1,329	1,196,150
Series 2017-C39, Class A4	3.157	09/15/50		1,400	1,254,340
Series 2017-C40, Class A3	3.317	10/15/50		350	312,515
Series 2017-RB01, Class A4	3.374	03/15/50		632	577,114
Series 2018-C43, Class XB, IO	0.322(cc)	03/15/51		51,500	796,612
Series 2018-C46, Class XB, IO	0.379(cc)	08/15/51		104,789	1,934,248
Series 2020-C56, Class A4	2.194	06/15/53		3,300	2,599,341

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    25

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Wells Fargo Commercial Mortgage Trust, (cont’d.)
Series 2021-FCMT, Class E, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 4.500%)	7.912%(c)	05/15/31	7,000	$6,435,141

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $298,108,826)				259,023,451

CORPORATE BONDS 27.6%

Aerospace & Defense 0.9%

Boeing Co. (The),
Sr. Unsec’d. Notes	1.433	02/04/24	11,940	11,325,440
Sr. Unsec’d. Notes	3.625	02/01/31	3,940	3,278,212
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(a)	7.125	06/15/26	2,175	2,063,248
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	1,453	1,425,422
Sr. Unsec’d. Notes, 144A(a)	7.875	04/15/27	10,475	9,934,490

				28,026,812

Airlines 0.2%

Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	3,030	2,954,352
United Airlines 2014-1 Class A Pass-Through Trust, Pass-Through Certificates	4.000	10/11/27	94	84,992
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	2,370	2,168,439

				5,207,783

Auto Manufacturers 0.9%

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.900	02/16/28	575	466,894
Sr. Unsec’d. Notes	3.350	11/01/22	7,665	7,665,000
General Motors Co.,
Sr. Unsec’d. Notes	6.600	04/01/36	3,755	3,539,168
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	2.400	04/10/28	6,635	5,376,876
Sr. Unsec’d. Notes, SOFR + 1.200%(a)	3.929(c)	11/17/23	8,310	8,240,674
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, EMTN(h)	3.500(cc)	10/24/25	3,500	3,327,296

				28,615,908

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment 0.1%

Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750%	04/15/25	1,700	$1,649,000

Banks 6.9%

Banco do Brasil SA (Brazil),
Sr. Unsec’d. Notes, 144A	4.875	01/11/29	1,250	1,119,375
Banco Santander SA (Spain),
Sr. Unsec’d. Notes	1.849	03/25/26	600	510,786
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%	5.039(c)	04/12/23	200	199,745
Bank of America Corp.,
Jr. Sub. Notes, Series MM	4.300(ff)	01/28/25(oo)	2,420	1,984,725
Sr. Unsec’d. Notes	2.572(ff)	10/20/32	2,485	1,876,606
Sr. Unsec’d. Notes	2.592(ff)	04/29/31	8,630	6,821,943
Sr. Unsec’d. Notes	2.687(ff)	04/22/32	2,780	2,145,585
Sr. Unsec’d. Notes	3.004(ff)	12/20/23	297	295,920
Sr. Unsec’d. Notes, GMTN	3.593(ff)	07/21/28	530	475,100
Sr. Unsec’d. Notes, MTN	1.898(ff)	07/23/31	1,665	1,235,282
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31	1,615	1,267,862
Sr. Unsec’d. Notes, MTN	3.194(ff)	07/23/30	1,350	1,129,573
Sr. Unsec’d. Notes, MTN	3.550(ff)	03/05/24	135	133,861
Sr. Unsec’d. Notes, MTN	3.824(ff)	01/20/28	675	617,123
Sr. Unsec’d. Notes, MTN	4.271(ff)	07/23/29	2,325	2,112,229
Sr. Unsec’d. Notes, Series N	2.651(ff)	03/11/32	8,620	6,644,850
Sub. Notes, MTN	4.450	03/03/26	6,500	6,230,968
Sub. Notes, Series L, MTN	3.950	04/21/25	300	287,289
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series F	4.625(ff)	09/20/26(oo)	125	107,709
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	3.932(ff)	05/07/25	1,400	1,333,926
Sr. Unsec’d. Notes	4.375	01/12/26	200	185,565
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	1.904(ff)	09/30/28	4,255	3,356,007
Sr. Unsec’d. Notes, 144A	2.591(ff)	01/20/28	475	399,802
Sr. Unsec’d. Notes, 144A	2.871(ff)	04/19/32	4,415	3,252,202
Sr. Unsec’d. Notes, 144A	3.375	01/09/25	350	330,128
BPCE SA (France),
Sr. Unsec’d. Notes, 144A	1.652(ff)	10/06/26	10,150	8,706,959
Citigroup, Inc.,
Jr. Sub. Notes	3.875(ff)	02/18/26(oo)	6,615	5,427,462
Jr. Sub. Notes, Series U	5.000(ff)	09/12/24(oo)	2,125	1,892,067
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)	1,155	925,481
Sr. Unsec’d. Notes	2.561(ff)	05/01/32	2,685	2,046,365

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    27

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Citigroup, Inc., (cont’d.)
Sr. Unsec’d. Notes	2.666%(ff)	01/29/31	810	$644,255
Sr. Unsec’d. Notes	3.200	10/21/26	2,495	2,274,263
Sr. Unsec’d. Notes	3.520(ff)	10/27/28	990	876,428
Sr. Unsec’d. Notes(a)	4.910(ff)	05/24/33	3,840	3,493,583
Sub. Notes	4.125	07/25/28	1,260	1,135,344
Sub. Notes	4.400	06/10/25	210	203,389
Sub. Notes	4.450	09/29/27	6,500	6,056,568
Sub. Notes	4.600	03/09/26	165	158,378
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A(a)	3.091(ff)	05/14/32	3,510	2,398,468
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	3.961(ff)	11/26/25	2,655	2,449,165
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes, 144A, MTN	3.125	09/06/23	1,000	986,577
Gov’t. Gtd. Notes, EMTN	2.750	09/16/25	2,000	1,884,638
Development Bank of Mongolia LLC (Mongolia),
Sr. Unsec’d. Notes	7.250	10/23/23	2,800	2,436,000
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A	1.625	10/16/24	500	472,912
Gov’t. Liquid Gtd. Notes, 144A, MTN	3.250	09/26/23	750	739,481
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series V	4.125(ff)	11/10/26(oo)	3,095	2,410,882
Sr. Unsec’d. Notes	2.383(ff)	07/21/32	9,335	6,949,621
Sr. Unsec’d. Notes	3.102(ff)	02/24/33	5,945	4,660,450
Sr. Unsec’d. Notes	3.500	01/23/25	515	492,937
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	275	243,999
Sr. Unsec’d. Notes	3.850	01/26/27	800	742,398
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	1,075	972,768
Sr. Unsec’d. Notes, EMTN	2.500(cc)	11/26/22	2,000	1,996,529
Sr. Unsec’d. Notes, EMTN	4.100(cc)	05/31/24	2,244	2,199,151
Sub. Notes	5.150	05/22/45	125	101,625
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes	3.550	04/09/24	600	582,470
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF	5.000(ff)	08/01/24(oo)	1,515	1,386,675
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	2,260	2,006,556
Jr. Sub. Notes, Series II	4.000(ff)	04/01/25(oo)	4,510	3,762,271
Sr. Unsec’d. Notes	2.069(ff)	06/01/29	6,015	4,865,773
Sr. Unsec’d. Notes	2.545(ff)	11/08/32	6,175	4,666,333
Sr. Unsec’d. Notes	2.580(ff)	04/22/32	6,395	4,918,552
Sr. Unsec’d. Notes	2.963(ff)	01/25/33	2,690	2,099,076

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

JPMorgan Chase & Co., (cont’d.)
Sr. Unsec’d. Notes	3.509%(ff)	01/23/29	375	$331,621
Sr. Unsec’d. Notes	3.782(ff)	02/01/28	4,500	4,100,787
Sr. Unsec’d. Notes	3.964(ff)	11/15/48	845	619,752
Sr. Unsec’d. Notes	4.005(ff)	04/23/29	1,550	1,394,953
Sr. Unsec’d. Notes	4.452(ff)	12/05/29	6,920	6,306,140
Sub. Notes	3.875	09/10/24	310	301,997
Sub. Notes	4.250	10/01/27	215	201,913
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes	3.750	01/11/27	800	714,949
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	2.309(ff)	07/20/32	6,285	4,565,755
Sr. Unsec’d. Notes	2.801	07/18/24	1,930	1,836,627
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32	7,920	5,876,354
Sr. Unsec’d. Notes, GMTN	3.750	02/25/23	390	388,954
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	4,280	3,818,232
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	1,150	1,048,607
Sr. Unsec’d. Notes, MTN	1.794(ff)	02/13/32	3,295	2,382,688
Sr. Unsec’d. Notes, MTN	1.928(ff)	04/28/32	3,905	2,830,235
Sr. Unsec’d. Notes, MTN	2.511(ff)	10/20/32	1,680	1,266,299
Sr. Unsec’d. Notes, MTN	2.943(ff)	01/21/33	3,875	3,014,503
Sr. Unsec’d. Notes, MTN	3.591(ff)	07/22/28	640	573,906
Sub. Notes, GMTN	4.350	09/08/26	5,505	5,246,345
PNC Bank NA,
Sub. Notes	4.050	07/26/28	350	317,980
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	2.226(ff)	01/21/26	7,500	6,715,491
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%	8.174(c)	09/30/24	13,350	12,939,205
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A, SOFR + 1.580%	4.263(c)	05/12/26	5,085	5,028,346
Sr. Unsec’d. Notes, 144A	4.488(ff)	05/12/26	1,635	1,552,790
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A	2.569(ff)	09/22/26	1,180	1,006,053
Wells Fargo & Co.,
Sr. Unsec’d. Notes	3.068(ff)	04/30/41	3,050	2,065,808
Sr. Unsec’d. Notes, MTN(a)	2.572(ff)	02/11/31	2,575	2,054,202

				212,820,502

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    29

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Biotechnology 0.1%

Amgen, Inc.,
Sr. Unsec’d. Notes	3.000%	01/15/52		3,130	$1,929,790
Baxalta, Inc.,
Gtd. Notes	4.000	06/23/25		925	896,699

					2,826,489

Building Materials 0.1%

JELD-WEN, Inc.,
Gtd. Notes, 144A(a)	4.875	12/15/27		2,239	1,669,150
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A(a)	4.750	01/15/28		2,000	1,752,863

					3,422,013

Chemicals 0.7%

Ashland Services BV,
Gtd. Notes	2.000	01/30/28	EUR	3,900	3,145,872
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes	1.125	09/22/24	EUR	1,400	1,252,977
INEOS Quattro Finance 2 PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	2.500	01/15/26	EUR	4,400	3,621,203
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.875	06/01/24		1,800	1,750,500
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250	04/01/25		4,435	3,804,551
Sasol Financing International Ltd. (South Africa),
Gtd. Notes	4.500	11/14/22		2,000	1,992,400
Sasol Financing USA LLC (South Africa),
Gtd. Notes	4.375	09/18/26		1,020	893,135
Gtd. Notes	5.875	03/27/24		3,060	2,972,025
Gtd. Notes	6.500	09/27/28		600	530,432
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes	3.450	08/01/25		85	81,026
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500	08/01/24(d)		525	287,053
Sr. Sec’d. Notes, 144A	10.875	08/01/24(d)		129	124,281
Westlake Corp.,
Sr. Unsec’d. Notes	2.875	08/15/41		1,650	1,021,182
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A	5.625	10/01/24		1,250	1,224,977

					22,701,614

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services 0.5%

Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625%	07/15/26		1,125	$1,076,902
Sr. Unsec’d. Notes, 144A(a)	6.000	06/01/29		1,800	1,254,308
Sr. Unsec’d. Notes, 144A(a)	9.750	07/15/27		1,353	1,176,447

Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28		1,000	837,500
Sr. Sec’d. Notes, 144A	4.625	06/01/28		1,925	1,573,303

Brink’s Co. (The),
Gtd. Notes, 144A(a)	4.625	10/15/27		2,696	2,480,685
Gtd. Notes, 144A	5.500	07/15/25		1,000	973,957

Central Nippon Expressway Co. Ltd. (Japan),
Sr. Unsec’d. Notes	0.886	09/29/25		1,000	881,130

Georgetown University (The),
Unsec’d. Notes, Series A	5.215	10/01/2118		785	630,620

Nexi SpA (Italy),
Sr. Unsec’d. Notes(a)	2.125	04/30/29	EUR	5,890	4,631,729

United Rentals North America, Inc.,
Gtd. Notes	5.500	05/15/27		320	312,340

University of Notre Dame du Lac,
Unsec’d. Notes, Series 2017	3.394	02/15/48		400	290,006

					16,118,927

Computers 0.1%

Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes	8.375	09/01/26	EUR	2,180	1,977,704
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25		1,967	1,940,800

					3,918,504

Distribution/Wholesale 0.2%

H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28		5,694	4,815,670

Diversified Financial Services 0.7%

Blackstone Private Credit Fund,
Sr. Sec’d. Notes^	5.610	05/03/27		2,925	2,628,420
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A	3.150	07/24/24		2,000	1,945,888

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    31

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
CPPIB Capital, Inc. (Canada),
Gtd. Notes, 144A, MTN	2.750%	11/02/27		250	$227,884
Greystone Commercial Capital Trust,
Sr. Unsec’d. Notes, Series A, 144A, 1 Month LIBOR + 2.270%^	5.682(c)	05/31/25		9,300	9,114,000
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	6.000	01/15/27		425	381,023
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28		800	624,627
Gtd. Notes	6.125	03/15/24		1,775	1,734,548
Gtd. Notes	8.250	10/01/23		4,500	4,567,718
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN	6.150	12/06/28		200	192,162
Sr. Unsec’d. Notes, GMTN	1.841	09/21/28	EUR	1,460	1,124,337

					22,540,607

Electric 1.7%
Calpine Corp.,
Sr. Sec’d. Notes, 144A	5.250	06/01/26		494	471,312
Sr. Unsec’d. Notes, 144A	4.625	02/01/29		1,300	1,104,674
Sr. Unsec’d. Notes, 144A	5.000	02/01/31		1,950	1,650,283
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A	4.688	05/15/29		3,011	2,537,332
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series C	4.300	12/01/56		25	18,351
ContourGlobal Power Holdings SA (Spain),
Sr. Sec’d. Notes	4.125	08/01/25	EUR	1,900	1,788,201
Edison International,
Sr. Unsec’d. Notes	4.700	08/15/25		10,000	9,652,667
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A	7.125	02/11/25		475	442,136
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A	4.350	01/15/25		125	120,785
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, Series B, MTN	6.270	01/03/26		85	87,872
Local Gov’t. Gtd. Notes, Series GQ	8.250	01/15/27		670	747,937
Local Gov’t. Gtd. Notes, Series HH	8.500	12/01/29		375	462,405
Local Gov’t. Gtd. Notes, Series IO	8.050	07/07/24		565	592,589
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28		320	290,320
Sr. Sec’d. Notes, 144A, Series 6	5.000	11/12/24		2,000	1,950,500

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Monongahela Power Co.,
First Mortgage, 144A	4.100%	04/15/24		425	$415,961
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A	3.395	04/09/30		1,640	1,432,785
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28		5,500	5,235,627
Gtd. Notes	6.625	01/15/27		858	858,418
Gtd. Notes, 144A	5.250	06/15/29		625	567,941
PacifiCorp,
First Mortgage	3.300	03/15/51		300	198,501
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes	2.875	10/25/25	EUR	1,000	930,067
Sempra Energy,
Sr. Unsec’d. Notes	4.000	02/01/48		580	412,024
Southern Co. (The),
Jr. Sub. Notes	5.113	08/01/27		1,875	1,823,314
Tucson Electric Power Co.,
Sr. Unsec’d. Notes	4.000	06/15/50		2,350	1,707,849
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)		1,425	1,266,406
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)		5,125	4,867,722
Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375	05/01/29		1,200	1,028,453
Gtd. Notes, 144A(a)	5.000	07/31/27		3,291	3,036,022
Gtd. Notes, 144A	5.500	09/01/26		925	887,301
Gtd. Notes, 144A	5.625	02/15/27		3,700	3,526,234
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	4.600	06/01/32		990	912,970

					51,024,959

Electrical Components & Equipment 0.2%
WESCO Distribution, Inc.,
Gtd. Notes, 144A(a)	7.125	06/15/25		2,250	2,272,522
Gtd. Notes, 144A(a)	7.250	06/15/28		3,000	3,042,601

					5,315,123

Engineering & Construction 0.2%
Cellnex Finance Co. SA (Spain), Gtd. Notes, EMTN	2.000	02/15/33	EUR	3,800	2,594,883

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    33

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Engineering & Construction (cont’d.)
Cellnex Telecom SA (Spain), Sr. Unsec’d. Notes, EMTN	1.750%	10/23/30	EUR	2,400	$1,755,494
GMR Hyderabad International Airport Ltd. (India), Sr. Sec’d. Notes, 144A	4.250	10/27/27		200	157,500
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A	4.250	10/31/26		620	552,110

					5,059,987

Entertainment 0.9%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	10.000	06/15/26		542	287,989
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25		5,892	5,752,176
Codere Finance 2 Luxembourg SA (Spain),
Sr. Sec’d. Notes, Cash coupon 2.000% and PIK 10.750% (original cost $388,523; purchased 04/03/19 - 04/30/22)(f)	12.750	11/30/27(d)	EUR	350	287,642
Sr. Sec’d. Notes, 144A, Cash coupon 8.000% and PIK 3.000% (original cost $1,221,065; purchased 07/24/20 - 09/30/22)(f)	11.000	09/30/26(d)	EUR	1,066	979,819
Codere New Holdco SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon N/A or PIK 7.500% (original cost $571,533; purchased 11/19/21 - 04/30/22)(f)	7.500	11/30/27(d)	EUR	433	229,666
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26		1,075	1,063,257
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	4.125	04/15/26		3,040	2,821,120
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	01/15/27		4,250	3,871,323
Scientific Games International, Inc.,
Gtd. Notes, 144A(a)	8.625	07/01/25		1,275	1,314,048
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A	5.050	03/15/42		2,745	2,007,001
Gtd. Notes, 144A	5.141	03/15/52		2,535	1,774,707
Gtd. Notes, 144A	5.391	03/15/62		1,270	885,569

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Sr. Unsec’d. Notes, 144A(a)	7.750%	04/15/25		6,054	$5,900,888

					27,175,205

Foods 1.1%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	02/15/23		2,900	2,880,874
B&G Foods, Inc.,
Gtd. Notes(a)	5.250	04/01/25		2,000	1,816,821
Gtd. Notes(a)	5.250	09/15/27		3,300	2,766,885
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	3.250	02/16/26	GBP	7,100	6,613,937
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	4.000	02/16/27	GBP	3,200	2,548,784
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A	7.500	04/15/25		4,000	3,800,023
Kraft Heinz Foods Co.,
Gtd. Notes	4.625	10/01/39		1,415	1,171,995
Gtd. Notes	4.875	10/01/49		1,575	1,310,184
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	6,700	5,811,076
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	5.875	09/30/27		3,700	3,619,455
US Foods, Inc.,
Sr. Sec’d. Notes, 144A(a)	6.250	04/15/25		2,000	2,000,355

					34,340,389

Forest Products & Paper 0.1%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes	4.500	08/01/24		2,295	2,233,752

Gas 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.625	05/20/24		3,075	3,009,175
Sr. Unsec’d. Notes	5.750	05/20/27		1,545	1,426,168
Sr. Unsec’d. Notes	5.875	08/20/26		2,000	1,879,352

					6,314,695

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    35

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Healthcare-Products 0.1%
Medtronic Global Holdings SCA,
Gtd. Notes	1.625%	03/07/31	EUR	100	$85,021
Gtd. Notes	2.250	03/07/39	EUR	300	227,310
Stryker Corp.,
Sr. Unsec’d. Notes	2.125	11/30/27	EUR	430	393,349
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN	1.500	10/01/39	EUR	800	528,093
Sr. Unsec’d. Notes, EMTN	1.875	10/01/49	EUR	550	342,703

					1,576,476

Healthcare-Services 0.6%
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes	3.829	08/15/28		1,175	1,081,807
Elevance Health, Inc.,
Sr. Unsec’d. Notes	3.600	03/15/51		2,590	1,824,541
HCA, Inc.,
Gtd. Notes	5.375	02/01/25		275	271,647
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes	3.970	11/01/48		800	607,530
IQVIA, Inc.,
Gtd. Notes	2.250	03/15/29	EUR	6,817	5,449,171
Gtd. Notes, 144A	2.250	01/15/28	EUR	1,200	1,022,738
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A(a)	4.375	02/15/27		3,025	2,388,388
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(a)	9.750	12/01/26		3,000	2,396,115
Tenet Healthcare Corp.,
Gtd. Notes, 144A(a)	6.125	10/01/28		1,225	1,062,096
Sr. Sec’d. Notes	4.625	07/15/24		680	662,801
Sr. Sec’d. Notes, 144A	4.875	01/01/26		725	685,286

					17,452,120

Home Builders 0.8%
Beazer Homes USA, Inc.,
Gtd. Notes(a)	5.875	10/15/27		2,050	1,721,245
Gtd. Notes(a)	7.250	10/15/29		1,350	1,117,171
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27		4,400	4,203,320

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	7.000%	12/15/25		6,260	$5,399,250
Lennar Corp.,
Gtd. Notes	5.250	06/01/26		3,000	2,915,910
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28		884	758,852
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	5.250	12/15/27		3,000	2,557,530
Meritage Homes Corp.,
Gtd. Notes	6.000	06/01/25		750	732,758
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27		1,325	1,245,980
Tri Pointe Homes, Inc.,
Gtd. Notes(a)	5.250	06/01/27		3,000	2,600,659

					23,252,675

Insurance 0.0%

Arch Capital Finance LLC,
Gtd. Notes	4.011	12/15/26		135	127,374
Markel Corp.,
Sr. Unsec’d. Notes	4.150	09/17/50		505	356,033

					483,407

Internet 0.3%

Meta Platforms, Inc.,
Sr. Unsec’d. Notes, 144A(h)	4.650	08/15/62		4,240	3,137,163
NortonLifeLock, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	04/15/25		5,000	4,861,264

					7,998,427

Iron/Steel 0.4%

Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	3.450	04/15/30		9,000	7,577,995
thyssenkrupp AG (Germany),
Sr. Unsec’d. Notes, EMTN	1.875	03/06/23	EUR	6,370	6,235,223

					13,813,218

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    37

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Lodging 0.2%

MGM Resorts International,
Gtd. Notes	4.625%	09/01/26		935	$848,574
Gtd. Notes	5.750	06/15/25		150	145,510
Gtd. Notes(a)	6.750	05/01/25		5,500	5,427,483
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes	5.625	08/08/25		300	263,250

					6,684,817

Machinery-Diversified 0.1%

Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	10.125	08/01/24		1,775	1,708,904

Media 1.2%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.000	03/01/23		2,826	2,807,151
Sr. Unsec’d. Notes, 144A	5.500	05/01/26		3,400	3,268,787
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	5.375	05/01/47		85	65,531
Sr. Sec’d. Notes	6.384	10/23/35		3,075	2,813,594
Sr. Sec’d. Notes	6.484	10/23/45		95	83,983
Comcast Corp.,
Gtd. Notes	4.250	10/15/30		335	307,962
CSC Holdings LLC,
Gtd. Notes, 144A(a)	5.500	04/15/27		9,497	8,944,855
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sec’d. Notes, 144A(a)	5.375	08/15/26		8,190	1,634,241
DISH DBS Corp.,
Gtd. Notes	7.750	07/01/26		4,500	3,801,530
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(a)	6.625	06/01/27		3,400	3,355,446
Videotron Ltd. (Canada),
Gtd. Notes, 144A(a)	5.375	06/15/24		4,940	4,907,643
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.125	08/15/30	GBP	2,100	1,862,546
Sr. Sec’d. Notes	4.250	01/15/30	GBP	1,800	1,636,212

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Ziggo BV (Netherlands),
Sr. Sec’d. Notes	2.875%	01/15/30	EUR	4,120	$3,165,559

					38,655,040

Mining 0.2%

First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.500	03/01/24		2,000	1,951,000
Gtd. Notes, 144A(a)	7.500	04/01/25		2,500	2,407,500
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN	5.315	04/14/32		1,230	1,025,513
Novelis Corp.,
Gtd. Notes, 144A	3.250	11/15/26		2,150	1,893,102

					7,277,115

Miscellaneous Manufacturing 0.2%

Teledyne Technologies, Inc.,
Gtd. Notes	2.750	04/01/31		6,825	5,340,787

Multi-National 0.3%

Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	5.820	06/16/28		3,000	3,176,440
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.750	01/06/23		800	796,400
Sr. Unsec’d. Notes	3.750	11/23/23		1,000	983,313
Inter-American Development Bank (Supranational Bank),
Notes	6.800	10/15/25		500	525,778
Sr. Unsec’d. Notes	7.000	06/15/25		1,000	1,057,713
Unsec’d. Notes	6.950	08/01/26		500	533,963
Unsec’d. Notes, MTN	6.750	07/15/27		1,895	2,031,530

					9,105,137

Office/Business Equipment 0.3%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	2.670	12/01/26		2,545	2,196,268
Gtd. Notes	4.125	05/01/25		3,056	2,905,467
Gtd. Notes	5.500	12/01/24		4,000	3,957,260

					9,058,995

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    39

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas 2.2%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250%	02/15/26		1,575	$1,607,119
Aker BP ASA (Norway),
Gtd. Notes, 144A	2.000	07/15/26		8,375	7,191,927
Gtd. Notes, 144A	3.100	07/15/31		1,585	1,244,157
Sr. Unsec’d. Notes, 144A	2.875	01/15/26		3,755	3,397,212
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26		100	98,520
Gtd. Notes, 144A	9.000	11/01/27		641	779,361
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	5.400	06/15/47		1,332	1,131,394
Chesapeake Energy Corp.,
Gtd. Notes, 144A(a)	5.500	02/01/26		3,825	3,702,430
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	7.000	06/15/25		1,300	1,281,399
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	5.875	09/18/23		4,258	4,179,227
Sr. Unsec’d. Notes	6.875	04/29/30		1,545	1,261,492
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28		1,375	1,338,620
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A	4.500	03/30/24		2,390	2,276,236
Sr. Sec’d. Notes, 144A	4.875	03/30/26		1,063	956,700
Sr. Sec’d. Notes, 144A	5.375	03/30/28		1,900	1,667,250
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes	1.450	03/06/23(d)	CHF	2,500	1,373,146
Sr. Unsec’d. Notes	4.250	04/06/24	GBP	2,000	1,146,800
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A	4.750	04/24/25		200	186,163
Sr. Unsec’d. Notes, 144A	4.750	04/19/27		200	173,225
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	7.125	02/01/27		350	356,143
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	7.500	05/01/31		250	268,741
Parkland Corp. (Canada),
Gtd. Notes, 144A(a)	5.875	07/15/27		4,625	4,386,905
Petrobras Global Finance BV (Brazil),
Gtd. Notes	6.625	01/16/34	GBP	1,575	1,508,524
Gtd. Notes	7.375	01/17/27		389	394,835
Gtd. Notes, EMTN	6.250	12/14/26	GBP	1,400	1,521,030

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Petroleos Mexicanos (Mexico),
Gtd. Notes	4.750%	02/26/29	EUR	100	$72,377
Gtd. Notes	5.350	02/12/28		395	314,211
Gtd. Notes(a)	6.490	01/23/27		3,045	2,659,503
Gtd. Notes	6.500	03/13/27		2,778	2,421,027
Gtd. Notes	6.500	01/23/29		300	241,800
Gtd. Notes, EMTN	3.750	02/21/24	EUR	2,000	1,905,222
Gtd. Notes, EMTN	3.750	11/16/25	GBP	853	817,915
Gtd. Notes, EMTN	4.875	02/21/28	EUR	1,280	976,233
Gtd. Notes, EMTN	5.125	03/15/23	EUR	800	789,612
Gtd. Notes, MTN	4.625	09/21/23		1,882	1,834,950
Gtd. Notes, MTN	6.750	09/21/47		452	271,878
Gtd. Notes, MTN	6.875	08/04/26		1,440	1,327,168
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A	1.375	09/12/26		2,312	2,030,213
Sr. Unsec’d. Notes, 144A	3.125	07/12/41		1,310	922,568
Sinopec Group Overseas Development 2013 Ltd. (China),
Gtd. Notes	4.375	10/17/23		1,220	1,212,460
Valero Energy Corp.,
Sr. Unsec’d. Notes(a)	2.150	09/15/27		1,420	1,219,007
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A	5.000	05/18/27		6,960	6,586,249

					69,030,949

Pharmaceuticals 0.9%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.800	03/15/25		95	91,768
Sr. Unsec’d. Notes	4.050	11/21/39		9,395	7,567,619
Sr. Unsec’d. Notes	4.500	05/14/35		150	133,410
Sr. Unsec’d. Notes	4.550	03/15/35		165	146,840
Sr. Unsec’d. Notes	4.850	06/15/44		1,115	949,428
Bausch Health Americas, Inc.,
Gtd. Notes, 144A(a)	8.500	01/31/27		5,957	2,679,590
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28		975	376,048
Gtd. Notes, 144A	5.250	02/15/31		25	9,813
Gtd. Notes, 144A	7.000	01/15/28		200	80,000
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A(a)	4.250	12/15/25		1,300	1,243,241

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    41

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	4.125%	06/15/39	475	$403,840
Cardinal Health, Inc.,
Sr. Unsec’d. Notes	3.200	03/15/23	1,215	1,205,859
Cigna Corp.,
Gtd. Notes	4.375	10/15/28	1,630	1,532,002
Sr. Unsec’d. Notes	3.200	03/15/40	1,040	740,736
Sr. Unsec’d. Notes	3.400	03/15/51	2,970	1,973,957
CVS Health Corp.,
Sr. Unsec’d. Notes	2.700	08/21/40	1,960	1,268,749
Mylan, Inc.,
Gtd. Notes	4.550	04/15/28	1,240	1,111,693
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A	7.750	11/15/25	1,650	1,276,325
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes	3.025	07/09/40	1,300	892,249
Utah Acquisition Sub, Inc.,
Gtd. Notes	5.250	06/15/46	2,095	1,447,912
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40	5,105	3,178,573
Gtd. Notes	4.000	06/22/50	1,820	1,059,650

				29,369,302

Pipelines 0.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.750	03/01/27	3,125	2,975,316
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)	1,300	1,076,354
Jr. Sub. Notes, Series H	6.500(ff)	11/15/26(oo)	3,490	3,004,929
Sr. Unsec’d. Notes	5.000	05/15/50	695	528,470
Sr. Unsec’d. Notes	5.300	04/15/47	110	86,386
Sr. Unsec’d. Notes	6.250	04/15/49	320	279,319
Enterprise Products Operating LLC,
Gtd. Notes	3.900	02/15/24	250	245,358
Gtd. Notes	3.950	01/31/60	2,510	1,671,866
Kinder Morgan, Inc.,
Gtd. Notes	3.250	08/01/50	1,255	763,751
MPLX LP,
Sr. Unsec’d. Notes	5.200	03/01/47	20	15,985

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
ONEOK, Inc.,
Gtd. Notes	4.500%	03/15/50		6,100	$4,222,635
Gtd. Notes	4.950	07/13/47		385	292,263
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	2.850	01/31/23		350	347,692
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	7.500	10/01/25		2,225	2,253,653
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.000	09/15/25		225	216,059
Sr. Unsec’d. Notes	4.300	03/04/24		325	320,022
Sr. Unsec’d. Notes	4.500	11/15/23		345	341,860
Sr. Unsec’d. Notes	5.300	08/15/52		2,040	1,721,230

					20,363,148

Real Estate 0.2%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	7.875	11/15/25		4,000	3,337,527
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	5.750	12/01/25		2,675	2,592,365

					5,929,892

Real Estate Investment Trusts (REITs) 0.7%
Diversified Healthcare Trust,
Gtd. Notes	9.750	06/15/25		4,187	3,955,108
Sr. Unsec’d. Notes	4.750	05/01/24		4,500	3,895,576
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	0.993	10/15/26	EUR	1,725	1,262,528
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500	06/01/25		2,725	2,732,167
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A	3.625	07/15/26		3,250	2,834,579
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/25		6,500	6,440,555
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.250	12/01/26		575	523,550

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    43

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
VICI Properties LP/VICI Note Co., Inc., (cont’d.)
Gtd. Notes, 144A	4.625%	06/15/25		610	$573,955
Gtd. Notes, 144A	4.625	12/01/29		485	424,784

					22,642,802

Retail 0.4%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A	3.875	01/15/28		1,650	1,447,908
Brinker International, Inc.,
Gtd. Notes, 144A	5.000	10/01/24		1,950	1,885,093
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.375	02/07/25	EUR	200	169,094
Sr. Sec’d. Notes	6.250	10/30/25	EUR	3,650	3,108,490
Falabella SA (Chile),
Sr. Unsec’d. Notes, 144A	4.375	01/27/25		2,628	2,506,948
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes(a)	5.625	12/01/25		3,650	3,458,170
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27		1,270	1,205,761

					13,781,464

Semiconductors 0.2%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A	3.137	11/15/35		3,829	2,655,831
Sr. Unsec’d. Notes, 144A	3.187	11/15/36		3,645	2,487,020

					5,142,851

Software 0.0%
Camelot Finance SA,
Sr. Sec’d. Notes, 144A	4.500	11/01/26		1,000	940,000

Telecommunications 1.5%

AT&T, Inc.,
Sr. Unsec’d. Notes	2.550	12/01/33		74	54,592
Sr. Unsec’d. Notes	3.500	09/15/53		2,711	1,742,523
Sr. Unsec’d. Notes	3.650	09/15/59		1,302	824,630
Sr. Unsec’d. Notes	4.300	02/15/30		350	319,491
Sr. Unsec’d. Notes	4.500	05/15/35		70	60,433

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, 144A	8.750%	05/25/24		975	$826,703
Sr. Sec’d. Notes, 144A	8.750	05/25/24		2,000	1,694,125
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23		3,745	1,984,850
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	6.500	10/15/26		600	554,556
Sr. Sec’d. Notes, 144A	7.000	10/15/28		550	497,750
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes^	5.500	08/01/23(d)		3,020	3
Gtd. Notes, 144A^	8.500	10/15/24(d)		125	—
Gtd. Notes, 144A^(a)	9.750	07/15/25(d)		125	—
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400	03/01/27		325	280,165
Lorca Telecom Bondco SA (Spain),
Sr. Sec’d. Notes, 144A	4.000	09/18/27	EUR	10,550	9,227,043
Sprint Communications LLC,
Gtd. Notes	6.000	11/15/22		5,100	5,100,861
Sprint Corp.,
Gtd. Notes	7.625	02/15/25		10,000	10,325,461
T-Mobile USA, Inc.,
Sr. Unsec’d. Notes(a)	2.250	11/15/31		2,925	2,214,947
Sr. Unsec’d. Notes	3.000	02/15/41		2,755	1,849,962
Sr. Unsec’d. Notes	3.875	04/15/30		2,020	1,787,415
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.100	03/22/28		3,720	3,127,073
Sr. Unsec’d. Notes	2.650	11/20/40		4,085	2,592,848
Sr. Unsec’d. Notes	3.400	03/22/41		2,000	1,418,463
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A	4.000	03/01/27		1,400	1,081,286

					47,565,180

Toys/Games/Hobbies 0.0%
Mattel, Inc.,
Gtd. Notes, 144A(a)	3.375	04/01/26		1,100	1,007,465

Transportation 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	4.450	01/15/53		645	541,555

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    45

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation (cont’d.)
Indian Railway Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN	3.570%	01/21/32	1,245	$969,388
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes	5.875	07/05/34	95	87,761
XPO Logistics, Inc.,
Gtd. Notes, 144A	6.250	05/01/25	680	687,556

				2,286,260

Trucking & Leasing 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	4.400	07/01/27	8,295	7,731,698

TOTAL CORPORATE BONDS
(cost $1,007,944,827)				852,326,068

FLOATING RATE AND OTHER LOANS 1.5%

Airlines 0.1%
United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%	8.108(c)	04/21/28	1,707	1,661,984

Auto Parts & Equipment 0.3%
Tenneco, Inc.,
Tranche A Term Loan, 1 Month LIBOR + 2.000%^	5.206(c)	09/29/23	7,958	7,898,646

Chemicals 0.0%
TPC Group, Inc.,
Term Loan DIP Facility, 1 - 3 Month SOFR + 10.114%^	13.383(c)	03/01/23	51	51,021

Commercial Services 0.0%
Adtalem Global Education, Inc.,
Term B Loan, 1 Month LIBOR + 4.000%	7.572(c)	08/12/28	564	556,868

Computers 0.2%
McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.750%	6.870(c)	03/01/29	3,566	3,243,630

Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%	7.504(c)	02/01/28	2,321	2,230,713

				5,474,343

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Insurance 0.1%
Asurion LLC,
New B-7 Term Loan, 1 Month LIBOR + 3.000%	6.754%(c)	11/03/24		953	$899,602
New B-9 Term Loan, 1 Month LIBOR + 3.250%	7.004(c)	07/31/27		690	606,186

					1,505,788

Machinery-Construction & Mining 0.0%
Vertiv Group Corp.,
Term B Loan, 1 Month LIBOR + 2.750%	5.878(c)	03/02/27		266	256,026

Media 0.2%
CSC Holdings LLC,
2017 Refinancing Term Loan, 1 Month LIBOR + 2.250%	5.662(c)	07/17/25		687	663,791
September 2019 Term Loan, 1 Month LIBOR + 2.500%	5.912(c)	04/15/27		3,757	3,560,123
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.100%	11.208(c)	05/25/26		308	294,912
Second Lien Term Loan, 1 Month SOFR + 3.350%	6.458(c)	08/24/26		5,153	989,888
iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%	6.754(c)	05/01/26		627	591,488
					6,100,202

Metal Fabricate/Hardware 0.1%
Tank Holding Corp.,
Initial Term Loan, 1 Month SOFR + 5.850%	9.579(c)	03/31/28		3,666	3,499,322

Oil & Gas 0.0%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	12.941(c)	11/01/25		1,317	1,380,655

Real Estate Investment Trusts (REITs) 0.0%
Blackstone Mortgage Trust, Inc.,
Term Loan, 1 Month LIBOR + 2.250%^	6.004(c)	04/23/26		987	952,638

Retail 0.2%
EG Group Ltd. (United Kingdom),
Additional Second Lien Loan Facility, 3 Month EURIBOR + 7.000%	7.000(c)	04/30/27	EUR	7,000	5,995,386

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    47

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Telecommunications 0.3%
CenturyLink, Inc.,
Term B Loan, 1 Month LIBOR + 2.250%	6.004%(c)	03/15/27	824	$765,720
Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 1 Month LIBOR + 3.250%	7.004(c)	05/27/24	2,578	2,193,048
Intelsat Jackson Holdings SA (Luxembourg),
Term B Loan, 3 Month SOFR + 4.250%	7.445(c)	02/01/29	6,286	6,039,584
West Corp.,
Incremental B1 Term Loan, 3 Month LIBOR + 3.500%	7.915(c)	10/10/24	435	378,659
Initial Term B Loan, 3 Month LIBOR + 4.000%	8.415(c)	10/10/24	653	571,924

				9,948,935

TOTAL FLOATING RATE AND OTHER LOANS
(cost $49,629,287)				45,281,814

MUNICIPAL BONDS 0.7%

California 0.0%
University of California,
Taxable, Revenue Bonds, Series AP	3.931	05/15/45	25	21,409
Taxable, Revenue Bonds, Series J	4.131	05/15/45	25	21,036

				42,445

Illinois 0.0%
State of Illinois,
General Obligation Unlimited, Series D	5.000	11/01/22	1,685	1,685,000

Michigan 0.2%
Michigan State University,
Taxable, Revenue Bonds, Series A	4.165	08/15/2122	3,520	2,402,712
University of Michigan,
Taxable, Revenue Bonds, Series A	4.454	04/01/2122	4,600	3,430,720

				5,833,432

New Jersey 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	100	117,312

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Puerto Rico 0.5%
Commonwealth of Puerto Rico,
General Obligation, Sub-Series C	0.000%(cc)	11/01/43	29,577	$13,836,102
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Series A-1	5.000	07/01/58	2,135	1,826,538

				15,662,640

Virginia 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C	4.179	09/01/2117	125	88,919

TOTAL MUNICIPAL BONDS
(cost $27,949,098)				23,429,748

RESIDENTIAL MORTGAGE-BACKED SECURITIES 4.2%
Bellemeade Re Ltd.,
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	5.436(c)	10/25/28	125	125,025
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	5.186(c)	07/25/29	1,147	1,145,371
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)	7.586(c)	08/26/30	55	54,874
Series 2020-03A, Class M1B, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	6.436(c)	10/25/30	58	57,644
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)	7.286(c)	10/25/30	490	492,758
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)	7.186(c)	06/25/30	402	401,669
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)	4.397(c)	09/25/31	500	466,156
Series 2022-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)	5.147(c)	01/26/32	1,310	1,257,338
Series 2022-01, Class M1C, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)	6.697(c)	01/26/32	3,240	2,845,633
BVRT Financing Trust,
Series 2021-04, Class F, 144A, 1 Month SOFR + 2.000%^ 4.740(c)		09/12/26	3,812	3,793,371

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    49

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Central Park Funding Trust,
Series 2021-03, Class PT, 144A, 1 Month LIBOR + 2.950% (Cap N/A, Floor 2.950%)	6.063%(c)	03/01/23	6,055	$5,987,008
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A	3.579(cc)	09/25/47	26	22,449
Series 2022-A, Class A1, 144A	6.170	09/25/62	2,768	2,684,750
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1B1, 144A, 1 Month LIBOR + 4.350% (Cap N/A, Floor 0.000%)	7.936(c)	04/25/31	1,399	1,377,439
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)	5.736(c)	09/25/31	276	275,668
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)	5.686(c)	10/25/39	112	111,460
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)	5.636(c)	01/25/40	580	570,917
Series 2022-R02, Class 2B1, 144A, 30 Day Average SOFR + 4.500% (Cap N/A, Floor 0.000%)	7.497(c)	01/25/42	1,060	950,025
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)	9.247(c)	03/25/42	860	841,445
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)	8.247(c)	03/25/42	340	320,444
Credit Suisse Mortgage Trust,
Series 2020-RPL05, Class A1, 144A	3.023(cc)	08/25/60	608	570,592
Eagle Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	5.286(c)	11/25/28	516	512,193
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)	5.386(c)	04/25/29	373	359,312
Series 2019-01, Class M2, 144A, 1 Month LIBOR + 3.300% (Cap N/A, Floor 0.000%)	6.886(c)	04/25/29	2,791	2,652,249
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)	5.147(c)	10/25/33	1,111	1,110,102
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)	5.697(c)	10/25/33	2,045	2,032,701
Fannie Mae REMIC,
Series 2012-132, Class KI, IO	3.000	12/25/32	2,484	246,868
Series 2012-144, Class EI, IO	3.000	01/25/28	2,254	124,447
Series 2012-148, Class IC, IO	3.000	01/25/28	3,335	179,814
Series 2013-13, Class IK, IO	2.500	03/25/28	1,632	76,329

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Fannie Mae REMIC, (cont’d.)
Series 2013-49, Class AI, IO	3.000%	05/25/33	1,939		$186,077
Series 2015-59, Class CI, IO	3.500	08/25/30	2,134		123,945
Series 2016-20, Class DI, IO	3.500	04/25/31	2,829		301,285
Series 2018-24, Class BH	3.500	04/25/48	247		225,189
Series 2018-25, Class AG	3.500	04/25/47	906		858,586
Series 2018-57, Class QV	3.500	11/25/29	1,568		1,502,748
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)	6.997(c)	11/25/50	1,630		1,473,370
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)	5.597(c)	11/25/50	4,910		4,909,691
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	6.397(c)	08/25/33	8,290		7,148,208
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)	5.436(c)	02/25/50	856		841,191
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)	8.686(c)	06/25/50	270		278,376
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)	9.586(c)	08/25/50	2,635		2,753,153
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)	7.336(c)	08/25/50	—(r	)	273
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)	7.797(c)	10/25/50	1,180		1,169,196
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	5.797(c)	10/25/50	368		368,049
Series 2020-HQA02, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 0.000%)	6.686(c)	03/25/50	60		60,331
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)	7.186(c)	07/25/50	35		34,550
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)	8.836(c)	09/25/50	550		543,917
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)	6.736(c)	09/25/50	12		11,690
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	6.047(c)	01/25/34	1,370		1,190,876

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    51

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Structured Agency Credit Risk REMIC Trust, (cont’d.)
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)	4.647%(c)	01/25/34	745	$725,072
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	6.397(c)	10/25/41	2,530	2,226,398
Series 2021-HQA01, Class M2, 144A, 30 Day Average SOFR + 2.250% (Cap N/A, Floor 0.000%)	5.247(c)	08/25/33	8,400	7,680,632
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	6.347(c)	09/25/41	1,310	1,119,706
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	5.097(c)	09/25/41	2,480	2,109,565
Series 2021-HQA04, Class B1, 144A, 30 Day Average SOFR + 3.750% (Cap N/A, Floor 0.000%)	6.747(c)	12/25/41	700	588,811
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)	5.347(c)	12/25/41	1,700	1,429,329
Freddie Mac REMIC,
Series 4012, Class MJ	3.500	11/15/40	619	604,791
Series 4046, Class PI, IO	3.000	05/15/27	1,531	75,903
Series 4060, Class IO, IO	3.000	06/15/27	842	33,975
Series 4073, Class EI, IO	3.000	02/15/27	2,620	72,231
Series 4131, Class BI, IO	2.500	11/15/27	2,993	134,958
Series 4146, Class KI, IO	3.000	12/15/32	2,478	255,104
Series 4153, Class IO, IO	3.000	01/15/28	3,975	189,736
Series 4172, Class KI, IO	3.000	10/15/32	3,839	327,582
Series 4182, Class EI, IO	2.500	03/15/28	2,218	109,851
Series 4186, Class JI, IO	3.000	03/15/33	8,606	768,132
Series 4314, Class PD	3.750	07/15/43	874	846,886
Series 4574, Class AI, IO	3.000	04/15/31	1,777	158,787
Series 4631, Class GP	3.500	03/15/46	1,732	1,610,441
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A	2.487	11/25/49	7,495	6,930,751
Government National Mortgage Assoc.,
Series 2013-047, Class IA, IO	4.000	03/20/43	866	166,489
Series 2014-116, Class IT, IO	4.000	08/20/44	1,092	170,500
Series 2016-164, Class IG, IO	4.000	12/20/46	1,538	267,234
Series 2017-045, Class QA	3.000	11/20/42	2,425	2,323,894
Series 2018-05, Class IB, IO	4.000	01/20/48	694	136,129

See Notes to Financial Statements.

52

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	5.236%(c)	05/25/29		218	$216,736
Series 2020-01, Class M1C, 144A, 1 Month LIBOR + 4.150% (Cap N/A, Floor 4.150%)	7.736(c)	10/25/30		225	225,838
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)	4.597(c)	01/25/34		1,235	1,208,528
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	5.797(c)	01/25/34		1,925	1,812,973
Jupiter Mortgage No. 1 PLC (United Kingdom),
Series 01A, Class B, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)	3.088(c)	07/20/60	GBP	1,900	2,124,233
Legacy Mortgage Asset Trust,
Series 2019-PR01, Class A1, 144A	6.858(cc)	09/25/59		5,214	5,209,902
Series 2020-GS01, Class A1, 144A	2.882	10/25/59		2,537	2,487,691
Series 2020-SL01, Class A, 144A	2.734	01/25/60		601	582,892
Series 2021-SL01, Class A, 144A	1.991(cc)	09/25/60		1,038	1,010,968
Loan Revolving Advance Investment Trust,
Series 2021-02, Class A1X, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	6.089(c)	06/30/23		3,334	3,301,167
Mill City Mortgage Loan Trust,
Series 2018-01, Class A1, 144A	3.250(cc)	05/25/62		272	262,103
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	4.336(c)	01/25/48		375	361,015
Oaktown Re II Ltd.,
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	5.136(c)	07/25/28		136	136,150
Oaktown Re V Ltd.,
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)	7.186(c)	10/25/30		98	97,664
Oaktown Re VII Ltd.,
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)	5.897(c)	04/25/34		2,400	2,241,010
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)	7.411(c)	12/25/22		4,293	4,201,658
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)	6.496(c)	02/27/24		6,896	6,568,602

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    53

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	6.436%(c)	02/25/23		1,310	$1,292,752
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	6.236(c)	08/25/25		800	783,717
Radnor Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	4.986(c)	03/25/28		25	24,728
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)	6.286(c)	03/25/28		1,330	1,321,734
Series 2019-02, Class M1B, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)	5.336(c)	06/25/29		386	385,423
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	4.536(c)	01/25/30		265	264,069
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	5.036(c)	01/25/30		2,200	2,177,240
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 1.850%)	4.847(c)	11/25/31		1,728	1,682,718
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)	6.697(c)	11/25/31		2,400	2,253,931
Retiro Mortgage Securities DAC (Spain),
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)	3.578(c)	07/30/75	EUR	2,177	2,118,250
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-18, Class 3A1	3.227(cc)	12/25/34		113	104,331

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $138,988,233)					131,147,662

SOVEREIGN BONDS 2.2%
1MDB Global Investments Ltd. (Malaysia),
Sr. Unsec’d. Notes	4.400	03/09/23		3,200	3,128,000
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A(a)	2.375	08/20/30		1,005	788,171
Brazil Loan Trust 1 (Brazil),
Gov’t. Gtd. Notes	5.477	07/24/23		1,615	1,600,284
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes	5.333	02/15/28		4,800	4,602,900
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	4.500	01/28/26		1,000	897,687

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	5.500%	02/22/29		261	$226,874
Sr. Unsec’d. Notes, 144A	5.500	02/22/29		3,095	2,690,329
Sr. Unsec’d. Notes, 144A	5.950	01/25/27		620	577,298
Sr. Unsec’d. Notes, 144A	6.000	07/19/28		400	363,950
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN	4.750	04/16/26	EUR	230	171,325
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, EMTN	2.375	06/04/25		600	566,326
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes	5.200	07/17/34	EUR	470	460,525
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	5.375	02/21/23		1,820	1,816,929
Sr. Unsec’d. Notes	5.750	11/22/23		2,200	2,191,475
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	0.900	02/14/27	EUR	774	641,708
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	820	530,740
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	465	402,180
Sr. Unsec’d. Notes, EMTN	2.625	06/14/23	EUR	3,000	2,943,070
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	3,050	2,802,794
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes	3.375	10/31/23		800	788,008
Gov’t. Gtd. Notes, Series DTC	2.500	05/23/24		1,000	965,294
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A	3.375	09/27/23		600	590,867
Sr. Unsec’d. Notes, 144A, MTN	1.750	09/05/24		800	757,219
Sr. Unsec’d. Notes, 144A, MTN	3.000	03/12/24		400	389,799
Sr. Unsec’d. Notes, 144A, MTN	3.250	04/24/23		400	397,683
Sr. Unsec’d. Notes, EMTN	2.125	10/25/23		1,400	1,365,928
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes, EMTN	0.875	05/17/27	EUR	1,000	845,757
Province of Alberta (Canada),
Sr. Unsec’d. Notes	3.300	03/15/28		1,800	1,682,459
Province of British Columbia (Canada),
Sr. Unsec’d. Notes	6.500	01/15/26		1,800	1,876,717
Province of Manitoba (Canada),
Sr. Unsec’d. Notes, Series GX	2.600	04/16/24		400	388,203
Province of Ontario (Canada),
Sr. Unsec’d. Notes(a)	3.400	10/17/23		375	370,381

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    55

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Province of Quebec (Canada),
Sr. Unsec’d. Notes	2.750%	04/12/27		195	$180,652
Sr. Unsec’d. Notes, Series NJ	7.500	07/15/23		384	390,592
Unsec’d. Notes, Series A, MTN	7.485	03/02/26		565	610,276
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A	4.817	03/14/49		205	182,493
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes	1.250	02/17/26		5,500	4,684,343
Sr. Unsec’d. Notes	2.875	10/17/29		600	482,740
Sr. Unsec’d. Notes, EMTN	3.444	12/31/24	EUR	77	76,051
Sr. Unsec’d. Notes, EMTN	6.000	08/04/28	GBP	2,815	3,261,202
Sr. Unsec’d. Notes, MTN	5.375	06/15/33		1,205	1,108,678
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, EMTN	4.375	08/22/23		3,000	2,971,500
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	1.500	06/26/29	EUR	1,662	1,150,038
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	6,217	5,223,510
Sr. Unsec’d. Notes, 144A	1.650	03/03/33	EUR	1,255	728,882
Third Pakistan International Sukuk Co. Ltd. (The) (Pakistan),
Sr. Unsec’d. Notes	5.625	12/05/22		5,658	5,064,532
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A	2.625	05/29/24		2,000	1,928,925
Sr. Unsec’d. Notes, 144A	3.250	06/01/23		400	396,688
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	7.750	09/01/24(d)		950	234,413
Sr. Unsec’d. Notes	8.994	02/01/26(d)		200	36,725
Sr. Unsec’d. Notes, 144A	4.375	01/27/32(d)	EUR	1,960	290,546
Sr. Unsec’d. Notes, 144A	7.750	09/01/24(d)		905	223,309
Sr. Unsec’d. Notes, 144A	8.994	02/01/26(d)		400	73,450
Sr. Unsec’d. Notes, 144A	9.750	11/01/30(d)		600	109,988

TOTAL SOVEREIGN BONDS (cost $81,963,345)					67,230,413

U.S. GOVERNMENT AGENCY OBLIGATIONS 0.1%
Federal Home Loan Mortgage Corp.(h)(k)	6.750	03/15/31		600	691,637
Federal National Mortgage Assoc.(k)	6.625	11/15/30		605	690,565
Federal National Mortgage Assoc.(k)	7.125	01/15/30		580	674,161

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $2,295,907)					2,056,363

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS 13.6%
U.S. Treasury Bonds(h)	1.875%	11/15/51	598	$364,313
U.S. Treasury Bonds(h)	2.375	02/15/42	2,942	2,148,579
U.S. Treasury Notes	0.125	06/30/23	58,690	56,965,981
U.S. Treasury Notes	0.125	12/15/23	520	494,528
U.S. Treasury Notes	0.250	03/15/24	2,270	2,137,879
U.S. Treasury Notes(h)	0.250	05/15/24	100,000	93,500,000
U.S. Treasury Notes	0.250	10/31/25	3,855	3,407,158
U.S. Treasury Notes	0.375	04/30/25	18,205	16,486,903
U.S. Treasury Notes	0.375	01/31/26	97,315	85,500,351
U.S. Treasury Notes	0.375	07/31/27	1,360	1,135,281
U.S. Treasury Notes	0.500	05/31/27	430	362,846
U.S. Treasury Notes	0.750	03/31/26	66,250	58,631,250
U.S. Treasury Notes	0.750	04/30/26	1,395	1,231,088
U.S. Treasury Notes	0.750	08/31/26	285	248,863
U.S. Treasury Notes	1.250	11/30/26	300	265,594
U.S. Treasury Notes(h)	1.250	04/30/28	75	63,990
U.S. Treasury Notes(h)	1.250	06/30/28	145	123,205
U.S. Treasury Notes	1.375	01/31/25	2,545	2,378,581
U.S. Treasury Notes	1.500	02/28/23	12,355	12,242,550
U.S. Treasury Notes	1.750	05/15/23	1,960	1,930,523
U.S. Treasury Notes	1.750	03/15/25	685	643,525
U.S. Treasury Notes(k)	2.125	05/15/25	44,470	41,961,614
U.S. Treasury Notes(k)	2.250	11/15/24	12,385	11,844,124
U.S. Treasury Notes(k)	2.500	05/15/24	21,050	20,375,742
U.S. Treasury Notes	2.625	05/31/27	470	438,091
U.S. Treasury Notes	2.750	07/31/27	630	589,001
U.S. Treasury Notes	3.000	07/15/25	480	462,338
U.S. Treasury Notes	3.000	09/30/25	2,000	1,921,875
U.S. Treasury Strips Coupon(h)	1.020(s)	05/15/33	75	47,839
U.S. Treasury Strips Coupon(h)(k)	1.398(s)	11/15/41	855	358,632
U.S. Treasury Strips Coupon(h)	1.450(s)	08/15/42	465	187,471
U.S. Treasury Strips Coupon(h)(k)	2.027(s)	05/15/39	1,165	556,743
U.S. Treasury Strips Coupon(h)	2.056(s)	11/15/38	2,240	1,093,925
U.S. Treasury Strips Coupon(h)(k)	2.058(s)	02/15/39	2,275	1,098,398
U.S. Treasury Strips Coupon(h)	2.420(s)	08/15/40	1,500	670,840
U.S. Treasury Strips Coupon(h)	2.857(s)	05/15/31	100	69,965
U.S. Treasury Strips Coupon(h)	3.019(s)	11/15/35	140	79,100

TOTAL U.S. TREASURY OBLIGATIONS (cost $449,335,230)				422,018,686

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    57

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS 0.0%

Hotels, Restaurants & Leisure 0.0%
Codere New Topco SA (Spain) (original cost $0; purchased 11/19/21)^(f)	15,609	$—

Wireless Telecommunication Services 0.0%
Intelsat Emergence SA (Luxembourg)*(a)	30,633	814,838

TOTAL COMMON STOCKS (cost $1,026,206)		814,838

PREFERRED STOCK 0.0%

Capital Markets
State Street Corp., 5.350%(c), 3 Month LIBOR + 3.709%, Series G, Maturing 03/15/26(oo)
(cost $125,000)	5,000	120,250

	Units

RIGHTS* 0.0%

Wireless Telecommunication Services

Intelsat Jackson Holdings SA, Series A (Luxembourg), CVR, expiring 12/05/25^(a)	3,206	30,556
Intelsat Jackson Holdings SA, Series B (Luxembourg), CVR, expiring 12/05/25^(a)	3,206	6,346

TOTAL RIGHTS (cost $0)		36,902

WARRANTS* 0.0%

Chemicals

TPC Group, Inc., expiring 08/01/24^ (cost $0)	367,799	37

TOTAL LONG-TERM INVESTMENTS (cost $2,906,411,083)		2,588,633,138

	Shares

SHORT-TERM INVESTMENTS 18.7%

AFFILIATED MUTUAL FUNDS 12.8%
PGIM Core Short-Term Bond Fund(wc)	34,569,192	314,579,643

See Notes to Financial Statements.

58

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund
(cost $79,427,680; includes $79,245,806 of cash collateral for securities on loan)(b)(wc)	79,509,696	$79,438,137

TOTAL AFFILIATED MUTUAL FUNDS (cost $396,895,463)		394,017,780

UNAFFILIATED FUND 5.9%
Dreyfus Government Cash Management (Institutional Shares) (cost $181,916,249)	181,916,249	181,916,249

OPTIONS PURCHASED*~ 0.0% (cost $1,219,647)		934,997

TOTAL SHORT-TERM INVESTMENTS (cost $580,031,359)		576,869,026

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 102.4% (cost $3,486,442,442)		3,165,502,164

OPTIONS WRITTEN*~ (0.1)%
(premiums received $2,443,528)		(1,891,105)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 102.3% (cost $3,483,998,914)		3,163,611,059
Liabilities in excess of other assets(z) (2.3)%		(72,542,690)

NET ASSETS 100.0%		$3,091,068,369

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

KRW—South Korean Won

MXN—Mexican Peso

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    59

Schedule of Investments  (continued)

as of October 31, 2022

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

ABS—Asset-Backed Security

BABs—Build America Bonds

BARC—Barclays Bank PLC

BNP—BNP Paribas S.A.

BOA—Bank of America, N.A.

CDX—Credit Derivative Index

CIGM—Citigroup Global Markets, Inc.

CITI—Citibank, N.A.

CLO—Collateralized Loan Obligation

CSI—Credit Suisse International

CVR—Contingent Value Rights

DB—Deutsche Bank AG

DIP—Debtor-In-Possession

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

HSBC—HSBC Bank PLC

IO—Interest Only (Principal amount represents notional)

JPM—JPMorgan Chase Bank N.A.

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMIC—Real Estate Mortgage Investment Conduit

SCB—Standard Chartered Bank

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

STRIPs—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TD—The Toronto-Dominion Bank

UAG—UBS AG

USOIS—United States Overnight Index Swap

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Excludes centrally cleared swaptions.

See Notes to Financial Statements.

60

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $25,540,352 and 0.8% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $77,053,026; cash collateral of $79,245,806 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $4,100,108. The aggregate value of $3,235,299 is 0.1% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wc)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs CNH	Call	CITI	11/11/22	7.15	—	15,312	$395,722
Currency Option USD vs CNH	Call	MSI	11/11/22	7.80	—	15,312	1,923
Currency Option USD vs INR	Call	JPM	01/05/23	81.50	—	9,553	251,278
Currency Option USD vs CNH	Put	CITI	11/11/22	6.50	—	7,656	3
Currency Option USD vs CNH	Put	MSI	11/11/22	6.90	—	7,656	288
Currency Option USD vs CNH	Put	CITI	11/28/22	6.55	—	7,502	75
Currency Option USD vs CNH	Put	MSI	12/08/22	6.00	—	3,791	4
Currency Option USD vs MXN	Put	MSI	12/05/22	17.00	—	11,340	49

Total OTC Traded (cost $158,139)							$649,342

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    61

Schedule of Investments  (continued)

as of October 31, 2022

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.38.V1, 06/20/27	Call	BOA	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	46,820	$115
CDX.NA.IG.38.V1, 06/20/27	Call	CITI	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	46,840	115
CDX.NA.IG.38.V1, 06/20/27	Call	GSI	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	46,820	115
CDX.NA.IG.38.V1, 06/20/27	Call	MSI	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	42,760	105
CDX.NA.IG.38.V1, 06/20/27	Call	MSI	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	42,760	105
CDX.NA.HY.38.V2, 06/20/27	Put	DB	11/16/22	$100.50	CDX.NA.HY.38. V2(Q)	5.00%(Q)	11,130	92,287
CDX.NA.IG.38.V1, 06/20/27	Put	MSI	11/16/22	0.85%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	42,760	57,350
CDX.NA.IG.38.V1, 06/20/27	Put	MSI	11/16/22	0.88%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	42,760	43,726
CDX.NA.IG.38.V1, 06/20/27	Put	BOA	11/16/22	0.90%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	46,820	36,389
CDX.NA.IG.38.V1, 06/20/27	Put	CITI	11/16/22	0.93%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	46,840	27,680
CDX.NA.IG.38.V1, 06/20/27	Put	GSI	11/16/22	0.93%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	46,820	27,668

Total OTC Swaptions (cost $1,061,508)								$285,655

Total Options Purchased (cost $1,219,647)								$934,997

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs CNH	Call	MSI	11/11/22	7.15	—	15,312	$(395,722)
Currency Option USD vs CNH	Call	MSI	11/11/22	7.35	—	15,312	(107,574)
Currency Option USD vs INR	Call	JPM	01/05/23	83.50	—	9,553	(110,858)
Currency Option USD vs CNH	Put	CITI	11/11/22	6.90	—	7,656	(288)
Currency Option USD vs CNH	Put	CITI	11/28/22	7.05	—	7,502	(9,261)
Currency Option USD vs MXN	Put	MSI	12/05/22	21.75	—	11,340	(1,046,604)

Total OTC Traded (premiums received $ 1,359,436)							$(1,670,307)

See Notes to Financial Statements.

62

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.HY.38.V2, 06/20/27	Call	DB	11/16/22	$102.00	CDX.NA.HY.38. V2(Q)	5.00%(Q)	11,130	$(28,834)
CDX.NA.IG.38.V1, 06/20/27	Call	MSI	11/16/22	0.75%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	42,760	(18,356)
CDX.NA.IG.38.V1, 06/20/27	Call	MSI	11/16/22	0.75%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	42,760	(18,357)
CDX.NA.IG.38.V1, 06/20/27	Call	BOA	11/16/22	0.78%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	46,820	(34,027)
CDX.NA.IG.38.V1, 06/20/27	Call	GSI	11/16/22	0.78%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	46,820	(34,027)
CDX.NA.IG.38.V1, 06/20/27	Call	CITI	11/16/22	0.80%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	46,840	(53,123)
CDX.NA.HY.38.V2, 06/20/27	Put	DB	11/16/22	$ 96.00	5.00%(Q)	CDX.NA.HY.38. V2(Q)	11,130	(12,180)
CDX.NA.IG.38.V1, 06/20/27	Put	MSI	11/16/22	1.15%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	42,760	(3,867)
CDX.NA.IG.38.V1, 06/20/27	Put	MSI	11/16/22	1.20%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	42,760	(3,149)
CDX.NA.IG.38.V1, 06/20/27	Put	BOA	11/16/22	1.23%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	46,820	(3,180)
CDX.NA.IG.38.V1, 06/20/27	Put	GSI	11/16/22	1.25%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	46,820	(2,967)
CDX.NA.IG.38.V1, 06/20/27	Put	CITI	11/16/22	1.28%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	46,840	(2,796)
CDX.NA.IG.38.V1, 06/20/27	Put	GSI	01/18/23	3.00%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	40,430	(3,176)
CDX.NA.IG.39.V1, 12/20/27	Put	BNP	11/16/22	1.38%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	22,535	(1,771)
GS_21-PJ2A^	Put	GSI	11/15/24	0.50%	0.50%(M)	GS_21-PJ2A(M)	17,600	(340)
GS_21-PJA††^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	33,930	(648)

Total OTC Swaptions (premiums received $1,084,092)								$(220,798)

Total Options Written (premiums received $2,443,528)								$(1,891,105)

††	The value of the contract, GS_21-PJA is derived from the aggregate credit performance of a pool of senior prime jumbo mortgages. The pool of prime jumbo mortgages is reset monthly.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    63

Schedule of Investments  (continued)

as of October 31, 2022

Options Purchased:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V1, 12/20/27	Put	11/16/22	$ 85.00	CDX.NA.HY.39. V1(Q)	5.00%(Q)	4,815	$ 1,856	$ (11,755)
CDX.NA.IG.38.V1, 06/20/27	Put	12/21/22	0.93%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	46,890	94,039	(108,070)
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.00%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	46,910	115,275	(77,056)
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.03%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	40,000	87,281	(77,519)
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.05%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	46,910	91,054	(68,440)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.00%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	49,750	173,469	(68,316)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.03%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	40,000	127,568	(68,432)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.08%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	46,210	123,815	(146,991)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.10%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	46,210	113,746	(145,030)

Total Centrally Cleared Swaptions (cost $1,699,712)							$928,103	$(771,609)

Options Written:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.IG.38.V1, 06/20/27	Call	12/21/22	0.83%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	46,890	$(115,248)	$ (12,571)
CDX.NA.IG.39.V1, 12/20/27	Call	12/21/22	0.90%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	46,910	(125,164)	(40,257)
CDX.NA.IG.39.V1, 12/20/27	Call	12/21/22	0.93%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	86,910	(285,665)	(82,626)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.90%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	40,000	(121,296)	(37,296)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.93%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	49,750	(181,079)	(41,779)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.95%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	92,420	(396,505)	(156,690)
CDX.NA.HY.38.V2, 06/20/27	Put	12/21/22	$91.00	5.00%(Q)	CDX.NA.HY.38. V2(Q)	9,090	(20,793)	100,540
CDX.NA.HY.39.V1, 12/20/27	Put	01/18/23	$90.00	5.00%(Q)	CDX.NA.HY.39. V1(Q)	9,630	(47,811)	126,334

See Notes to Financial Statements.

64

Options Written (continued):

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.IG.38.V1, 06/20/27	Put	12/21/22	1.20%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	46,890	$ (27,799)	$ 65,500
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.25%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	46,910	(38,799)	40,245
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.28%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	40,000	(30,077)	38,323
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.30%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	46,910	(32,148)	38,217
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.50%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	45,070	(16,066)	111,462
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.30%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	40,000	(52,634)	41,366
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.33%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	49,750	(60,923)	36,090
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.35%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	46,210	(52,729)	87,734
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.40%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	46,210	(45,961)	71,874

Total Centrally Cleared Swaptions (premiums received $2,037,163)							$(1,650,697)	$386,466

Futures contracts outstanding at October 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
9,615	2 Year U.S. Treasury Notes	Dec. 2022	$1,965,140,737	$(39,272,873)

Short Positions:
277	5 Year Euro-Bobl	Dec. 2022	32,759,094	877,005
765	5 Year U.S. Treasury Notes	Dec. 2022	81,544,219	2,883,925
118	10 Year Euro-Bund	Dec. 2022	16,143,973	837,297
1,512	10 Year U.S. Treasury Notes	Dec. 2022	167,217,750	4,682,041
785	10 Year U.S. Ultra Treasury Notes	Dec. 2022	91,047,738	7,949,547
324	20 Year U.S. Treasury Bonds	Dec. 2022	39,042,000	5,170,264
325	30 Year U.S. Ultra Treasury Bonds	Dec. 2022	41,488,281	7,134,303
121	Euro Schatz Index	Dec. 2022	12,787,100	140,690

				29,675,072

				$(9,597,801)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    65

Schedule of Investments  (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/23	BNP	AUD	1,451	$931,000	$930,760	$—	$(240)
Expiring 01/19/23	JPM	AUD	1,466	936,000	940,409	4,409	—
Expiring 01/19/23	MSI	AUD	2,991	1,890,192	1,918,443	28,251	—
Brazilian Real,
Expiring 11/03/22	CITI	BRL	4,975	938,000	962,362	24,362	—
Expiring 11/03/22	GSI	BRL	8,519	1,604,000	1,648,002	44,002	—
Expiring 11/03/22	GSI	BRL	4,424	848,765	855,843	7,078	—
Expiring 12/02/22	CITI	BRL	17,918	3,325,508	3,443,828	118,320	—
Chilean Peso,
Expiring 12/21/22	BARC	CLP	1,054,519	1,081,572	1,107,880	26,308	—
Expiring 12/21/22	BARC	CLP	774,039	786,428	813,207	26,779	—
Chinese Renminbi,
Expiring 11/23/22	BOA	CNH	32,510	4,709,000	4,437,239	—	(271,761)
Expiring 11/23/22	BOA	CNH	30,974	4,492,000	4,227,520	—	(264,480)
Expiring 11/23/22	BOA	CNH	26,703	3,652,000	3,644,607	—	(7,393)
Expiring 11/23/22	CITI	CNH	27,792	3,838,000	3,793,300	—	(44,700)
Expiring 11/23/22	GSI	CNH	27,089	3,785,000	3,697,221	—	(87,779)
Expiring 11/23/22	GSI	CNH	23,202	3,289,000	3,166,767	—	(122,233)
Expiring 11/23/22	HSBC	CNH	33,109	4,645,000	4,518,921	—	(126,079)
Expiring 11/23/22	HSBC	CNH	24,650	3,573,000	3,364,341	—	(208,659)
Expiring 11/23/22	JPM	CNH	32,438	4,658,000	4,427,283	—	(230,717)
Expiring 11/23/22	JPM	CNH	31,420	4,512,000	4,288,422	—	(223,578)
Expiring 11/23/22	JPM	CNH	25,598	3,676,000	3,493,838	—	(182,162)
Colombian Peso,
Expiring 12/21/22	BARC	COP	3,613,897	794,125	725,218	—	(68,907)
Expiring 12/21/22	CITI	COP	10,538,106	2,170,000	2,114,732	—	(55,268)
Expiring 12/21/22	MSI	COP	8,509,567	1,729,000	1,707,656	—	(21,344)
Expiring 12/21/22	UAG	COP	17,186,125	3,524,000	3,448,822	—	(75,178)
Euro,
Expiring 01/19/23	MSI	EUR	14,661	14,540,770	14,587,442	46,672	—
Expiring 01/19/23	MSI	EUR	2,401	2,404,383	2,388,475	—	(15,908)
Expiring 01/19/23	MSI	EUR	1,695	1,714,279	1,686,439	—	(27,840)
Hungarian Forint,
Expiring 12/21/22	MSI	HUF	2,189,083	5,049,788	5,206,043	156,255	—
Expiring 01/19/23	BARC	HUF	593,070	1,367,280	1,398,226	30,946	—
Expiring 01/19/23	GSI	HUF	684,145	1,590,000	1,612,946	22,946	—
Expiring 01/19/23	MSI	HUF	3,905,680	8,892,572	9,208,061	315,489	—
Expiring 01/19/23	MSI	HUF	3,129,144	6,851,639	7,377,293	525,654	—
Indian Rupee,
Expiring 12/21/22	MSI	INR	308,214	3,745,000	3,700,316	—	(44,684)
Expiring 12/21/22	TD	INR	640,296	8,019,238	7,687,196	—	(332,042)

See Notes to Financial Statements.

66

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah,
Expiring 12/21/22	BOA	IDR	44,429,076	$2,913,000	$2,838,386	$—	$(74,614)
Expiring 12/21/22	HSBC	IDR	78,719,508	5,166,000	5,029,057	—	(136,943)
Expiring 12/21/22	HSBC	IDR	53,088,876	3,492,000	3,391,624	—	(100,376)
Expiring 12/21/22	JPM	IDR	58,592,139	3,781,968	3,743,205	—	(38,763)
Expiring 12/21/22	SCB	IDR	68,786,148	4,470,000	4,394,457	—	(75,543)
Expiring 12/21/22	SCB	IDR	43,773,854	2,869,000	2,796,527	—	(72,473)
Israeli Shekel,
Expiring 12/21/22	BARC	ILS	15,670	4,492,000	4,454,007	—	(37,993)
Expiring 12/21/22	CITI	ILS	7,128	2,035,129	2,026,014	—	(9,115)
Mexican Peso,
Expiring 12/21/22	HSBC	MXN	62,087	3,029,885	3,104,913	75,028	—
New Taiwanese Dollar,
Expiring 12/21/22	BARC	TWD	19,209	615,000	595,957	—	(19,043)
Expiring 12/21/22	BOA	TWD	152,568	4,830,000	4,733,397	—	(96,603)
Expiring 12/21/22	JPM	TWD	174,985	5,522,000	5,428,894	—	(93,106)
Expiring 12/21/22	MSI	TWD	130,520	4,171,000	4,049,364	—	(121,636)
Peruvian Nuevo Sol,
Expiring 12/21/22	BARC	PEN	5,516	1,384,080	1,376,293	—	(7,787)
Expiring 12/21/22	BARC	PEN	2,050	511,920	511,412	—	(508)
Expiring 12/21/22	BNP	PEN	11,508	2,924,329	2,871,516	—	(52,813)
Philippine Peso,
Expiring 12/21/22	CITI	PHP	214,925	3,612,000	3,684,117	72,117	—
Polish Zloty,
Expiring 01/19/23	HSBC	PLN	17,786	3,492,684	3,670,136	177,452	—
Expiring 01/19/23	JPM	PLN	16,379	3,261,000	3,379,841	118,841	—
Expiring 01/19/23	JPM	PLN	10,354	2,039,000	2,136,494	97,494	—
Expiring 01/19/23	MSI	PLN	10,489	2,065,000	2,164,475	99,475	—
Singapore Dollar,
Expiring 12/21/22	JPM	SGD	6,454	4,496,000	4,560,363	64,363	—
South African Rand,
Expiring 12/21/22	BOA	ZAR	30,131	1,696,000	1,633,806	—	(62,194)
Expiring 12/21/22	GSI	ZAR	34,316	1,871,000	1,860,767	—	(10,233)
Expiring 12/21/22	JPM	ZAR	36,091	2,048,000	1,956,974	—	(91,026)
Expiring 12/21/22	JPM	ZAR	34,613	1,868,000	1,876,870	8,870	—
Expiring 12/21/22	JPM	ZAR	33,885	1,860,000	1,837,373	—	(22,627)
Expiring 12/21/22	MSI	ZAR	39,109	2,148,000	2,120,661	—	(27,339)
Expiring 12/21/22	MSI	ZAR	34,238	1,881,000	1,856,535	—	(24,465)
Expiring 12/21/22	MSI	ZAR	33,348	1,855,000	1,808,282	—	(46,718)
Expiring 12/21/22	MSI	ZAR	29,509	1,653,000	1,600,102	—	(52,898)
South Korean Won,
Expiring 12/21/22	BOA	KRW	5,723,092	4,120,000	4,013,793	—	(106,207)
Expiring 12/21/22	CITI	KRW	2,674,258	1,871,000	1,875,545	4,545	—

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    67

Schedule of Investments  (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 12/21/22	JPM	KRW	5,679,294	$4,119,000	$3,983,075	$—	$(135,925)
Expiring 12/21/22	JPM	KRW	4,982,362	3,522,000	3,494,294	—	(27,706)
Expiring 12/21/22	JPM	KRW	4,478,857	3,269,000	3,141,170	—	(127,830)
Thai Baht,
Expiring 12/21/22	BOA	THB	35,148	931,000	927,821	—	(3,179)
Expiring 12/21/22	GSI	THB	184,965	4,881,000	4,882,631	1,631	—
Expiring 12/21/22	GSI	THB	170,460	4,505,000	4,499,727	—	(5,273)
Expiring 12/21/22	HSBC	THB	182,720	5,000,000	4,823,356	—	(176,644)
Expiring 12/21/22	JPM	THB	112,123	3,018,000	2,959,760	—	(58,240)
Expiring 12/21/22	JPM	THB	35,062	931,000	925,555	—	(5,445)
Expiring 12/21/22	MSI	THB	149,736	4,063,000	3,952,654	—	(110,346)
Expiring 12/21/22	SCB	THB	112,494	3,010,000	2,969,561	—	(40,439)
Expiring 12/21/22	SCB	THB	35,055	929,000	925,377	—	(3,623)

				$251,784,534	$249,395,196	2,097,287	(4,486,625)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 11/03/22	CITI	BRL	17,918	$3,346,626	$3,466,206	$—	$(119,580)
British Pound,
Expiring 01/19/23	JPM	GBP	1,830	2,059,021	2,104,388	—	(45,367)
Expiring 01/19/23	TD	GBP	35,996	40,086,071	41,395,859	—	(1,309,788)
Chilean Peso,
Expiring 12/21/22	BNP	CLP	1,806,986	1,903,000	1,898,424	4,576	—
Expiring 12/21/22	BNP	CLP	1,670,817	1,762,000	1,755,364	6,636	—
Expiring 12/21/22	MSI	CLP	1,572,347	1,609,000	1,651,912	—	(42,912)
Expiring 12/21/22	MSI	CLP	1,421,769	1,550,000	1,493,713	56,287	—
Expiring 12/21/22	TD	CLP	1,614,494	1,781,000	1,696,192	84,808	—
Expiring 12/21/22	UAG	CLP	1,664,235	1,683,000	1,748,449	—	(65,449)
Chinese Renminbi,
Expiring 11/23/22	CITI	CNH	26,540	3,883,000	3,622,393	260,607	—
Expiring 11/23/22	GSI	CNH	295,531	43,530,823	40,335,955	3,194,868	—
Expiring 11/23/22	GSI	CNH	30,465	4,201,000	4,158,092	42,908	—
Expiring 11/23/22	GSI	CNH	29,464	4,086,000	4,021,430	64,570	—
Expiring 11/23/22	JPM	CNH	28,617	3,943,000	3,905,887	37,113	—
Expiring 11/23/22	JPM	CNH	28,086	3,914,000	3,833,312	80,688	—
Expiring 11/23/22	JPM	CNH	23,673	3,288,000	3,231,014	56,986	—
Expiring 11/23/22	JPM	CNH	22,862	3,180,000	3,120,364	59,636	—

See Notes to Financial Statements.

68

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 11/23/22	SCB	CNH	26,595	$3,760,000	$3,629,797	$130,203	$—
Expiring 11/23/22	UAG	CNH	23,685	3,286,000	3,232,726	53,274	—
Colombian Peso,
Expiring 12/21/22	BARC	COP	6,136,764	1,312,222	1,231,494	80,728	—
Expiring 12/21/22	BARC	COP	2,735,350	583,778	548,916	34,862	—
Czech Koruna,
Expiring 01/19/23	BARC	CZK	99,876	3,923,000	4,013,143	—	(90,143)
Expiring 01/19/23	BOA	CZK	199,153	7,823,892	8,002,256	—	(178,364)
Expiring 01/19/23	GSI	CZK	256,588	10,086,886	10,310,071	—	(223,185)
Expiring 01/19/23	HSBC	CZK	240,040	9,426,487	9,645,147	—	(218,660)
Euro,
Expiring 01/19/23	BNP	EUR	151,283	148,580,524	150,519,116	—	(1,938,592)
Expiring 01/19/23	GSI	EUR	6,849	6,948,531	6,814,275	134,256	—
Expiring 01/19/23	SCB	EUR	103,402	100,648,716	102,880,068	—	(2,231,352)
Hungarian Forint,
Expiring 12/21/22	MSI	HUF	984,486	2,337,503	2,341,289	—	(3,786)
Expiring 12/21/22	MSI	HUF	699,738	1,688,354	1,664,107	24,247	—
Indian Rupee,
Expiring 12/21/22	BOA	INR	265,594	3,198,000	3,188,638	9,362	—
Expiring 12/21/22	HSBC	INR	77,876	939,000	934,955	4,045	—
Expiring 12/21/22	JPM	INR	303,587	3,784,000	3,644,766	139,234	—
Expiring 12/21/22	JPM	INR	266,888	3,200,934	3,204,176	—	(3,242)
Expiring 12/21/22	MSI	INR	178,521	2,148,000	2,143,270	4,730	—
Expiring 12/21/22	SCB	INR	78,500	943,000	942,447	553	—
Indonesian Rupiah,
Expiring 12/21/22	MSI	IDR	67,082,704	4,304,000	4,285,631	18,369	—
Expiring 12/21/22	SCB	IDR	22,343,687	1,491,170	1,427,444	63,726	—
Israeli Shekel,
Expiring 12/21/22	BARC	ILS	12,455	3,626,000	3,540,183	85,817	—
Expiring 12/21/22	BARC	ILS	10,018	2,855,000	2,847,537	7,463	—
Expiring 12/21/22	BOA	ILS	9,572	2,684,000	2,720,537	—	(36,537)
Expiring 12/21/22	CITI	ILS	11,125	3,159,000	3,162,181	—	(3,181)
Expiring 12/21/22	CITI	ILS	9,507	2,681,000	2,702,293	—	(21,293)
Expiring 12/21/22	CITI	ILS	7,845	2,301,120	2,229,660	71,460	—
Expiring 12/21/22	CITI	ILS	6,059	1,778,877	1,722,118	56,759	—
Expiring 12/21/22	CITI	ILS	5,442	1,592,123	1,546,889	45,234	—
Mexican Peso,
Expiring 12/21/22	BOA	MXN	74,495	3,650,000	3,725,438	—	(75,438)
Expiring 12/21/22	JPM	MXN	66,263	3,223,000	3,313,781	—	(90,781)
Expiring 12/21/22	JPM	MXN	45,288	2,216,000	2,264,800	—	(48,800)
New Taiwanese Dollar,
Expiring 12/21/22	JPM	TWD	517,168	16,873,358	16,045,105	828,253	—

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    69

Schedule of Investments  (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol,
Expiring 12/21/22	BARC	PEN	8,453	$2,155,219	$2,109,090	$46,129	$—
Expiring 12/21/22	BARC	PEN	4,682	1,186,031	1,168,181	17,850	—
Expiring 12/21/22	CITI	PEN	6,219	1,550,000	1,551,749	—	(1,749)
Philippine Peso,
Expiring 12/21/22	HSBC	PHP	144,658	2,517,325	2,479,645	37,680	—
Expiring 12/21/22	MSI	PHP	55,936	938,000	958,818	—	(20,818)
Expiring 12/21/22	SCB	PHP	238,002	4,101,000	4,079,684	21,316	—
Singapore Dollar,
Expiring 12/21/22	DB	SGD	5,843	4,153,000	4,128,668	24,332	—
Expiring 12/21/22	GSI	SGD	6,553	4,577,000	4,630,265	—	(53,265)
Expiring 12/21/22	SCB	SGD	6,165	4,364,000	4,356,195	7,805	—
South African Rand,
Expiring 12/21/22	MSI	ZAR	25,406	1,454,504	1,377,594	76,910	—
South Korean Won,
Expiring 12/21/22	GSI	KRW	5,837,179	4,085,000	4,093,806	—	(8,806)
Expiring 12/21/22	JPM	KRW	13,133,008	9,516,604	9,210,611	305,993	—
Expiring 12/21/22	JPM	KRW	1,321,521	957,000	926,826	30,174	—
Swiss Franc,
Expiring 01/19/23	CITI	CHF	1,010	1,025,232	1,018,361	6,871	—
Thai Baht,
Expiring 12/21/22	GSI	THB	162,435	4,485,000	4,287,895	197,105	—
Expiring 12/21/22	GSI	THB	111,322	3,073,000	2,938,638	134,362	—
Expiring 12/21/22	HSBC	THB	146,198	4,004,000	3,859,267	144,733	—
Expiring 12/21/22	JPM	THB	1,006,572	27,627,282	26,571,020	1,056,262	—
Turkish Lira,
Expiring 12/21/22	GSI	TRY	22,958	1,168,321	1,184,683	—	(16,362)

				$575,796,534	$574,794,204	7,849,780	(6,847,450)

						$9,947,067	$(11,334,075)

Cross currency exchange contracts outstanding at October 31, 2022:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
01/19/23	Buy	AUD	1,451	EUR	935	$ 526	$ —	JPM
01/19/23	Buy	CZK	92,523	EUR	3,736	684	—	GSI
01/19/23	Buy	HUF	691,675	EUR	1,634	4,753	—	BOA
01/19/23	Buy	HUF	900,168	EUR	2,116	16,830	—	MSI

See Notes to Financial Statements.

70

Cross currency exchange contracts outstanding at October 31, 2022 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts (cont’d.):
01/19/23	Buy	PLN	8,801	EUR	1,827	$—	$(1,883)	BOA
01/19/23	Buy	PLN	16,068	EUR	3,300	32,071	—	BOA

						$54,864	$(1,883)

Credit default swap agreements outstanding at October 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**:
Arab Republic of Egypt (D01)	12/20/27	1.000%(Q)	2,000	$ 658,332	$ 163	$ 658,169	MSI
Emirate of Abu Dhabi (D01)	12/20/27	1.000%(Q)	2,000	(38,830)	163	(38,993)	MSI
Federation of Malaysia (D01)	12/20/27	1.000%(Q)	3,000	6,588	245	6,343	MSI
Federative Republic of Brazil (D01)	12/20/27	1.000%(Q)	12,000	897,135	980	896,155	MSI
Kingdom of Saudi Arabia (D01)	12/20/27	1.000%(Q)	2,000	(30,247)	163	(30,410)	MSI
People’s Republic of China (D01)	12/20/27	1.000%(Q)	12,000	111,444	980	110,464	MSI
Republic of Argentina (D01)	12/20/27	1.000%(Q)	2,000	1,569,466	163	1,569,303	MSI
Republic of Chile (D01)	12/20/27	1.000%(Q)	3,000	67,401	245	67,156	MSI
Republic of Colombia (D01)	12/20/27	1.000%(Q)	6,000	631,077	490	630,587	MSI
Republic of Indonesia (D01)	12/20/27	1.000%(Q)	10,000	157,518	816	156,702	MSI
Republic of Panama (D01)	12/20/27	1.000%(Q)	2,000	54,606	163	54,443	MSI
Republic of Peru (D01)	12/20/27	1.000%(Q)	3,000	70,246	245	70,001	MSI
Republic of Philippines (D01)	12/20/27	1.000%(Q)	2,000	21,572	163	21,409	MSI
Republic of South Africa (D01)	12/20/27	1.000%(Q)	11,000	936,177	898	935,279	MSI
Republic of Turkey (D01)	12/20/27	1.000%(Q)	12,000	2,528,483	980	2,527,503	MSI
State of Qatar (D01)	12/20/27	1.000%(Q)	2,000	(38,991)	163	(39,154)	MSI
Sultanate of Oman (D01)	12/20/27	1.000%(Q)	2,000	115,656	163	115,493	MSI
United Mexican States (D01)	12/20/27	1.000%(Q)	12,000	318,899	980	317,919	MSI
Arab Republic of Egypt (D02)	12/20/27	1.000%(Q)	1,000	329,166	109	329,057	MSI
Emirate of Abu Dhabi (D02)	12/20/27	1.000%(Q)	1,000	(19,415)	109	(19,524)	MSI
Federation of Malaysia (D02)	12/20/27	1.000%(Q)	1,500	3,293	163	3,130	MSI
Federative Republic of Brazil (D02)	12/20/27	1.000%(Q)	6,000	448,567	653	447,914	MSI
Kingdom of Saudi Arabia (D02)	12/20/27	1.000%(Q)	1,000	(15,123)	109	(15,232)	MSI
People’s Republic of China (D02)	12/20/27	1.000%(Q)	6,000	55,722	653	55,069	MSI
Republic of Argentina (D02)	12/20/27	1.000%(Q)	1,000	784,733	109	784,624	MSI
Republic of Chile (D02)	12/20/27	1.000%(Q)	1,500	33,700	163	33,537	MSI
Republic of Colombia (D02)	12/20/27	1.000%(Q)	3,000	315,539	327	315,212	MSI

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    71

Schedule of Investments  (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Republic of Indonesia (D02)	12/20/27	1.000%(Q)	5,000	$ 78,760	$ 545	$ 78,215	MSI
Republic of Panama (D02)	12/20/27	1.000%(Q)	1,000	27,303	109	27,194	MSI
Republic of Peru (D02)	12/20/27	1.000%(Q)	1,500	35,122	163	34,959	MSI
Republic of Philippines (D02)	12/20/27	1.000%(Q)	1,000	10,786	109	10,677	MSI
Republic of South Africa (D02)	12/20/27	1.000%(Q)	5,500	468,089	599	467,490	MSI
Republic of Turkey (D02)	12/20/27	1.000%(Q)	6,000	1,264,241	653	1,263,588	MSI
State of Qatar (D02)	12/20/27	1.000%(Q)	1,000	(19,495)	109	(19,604)	MSI
Sultanate of Oman (D02)	12/20/27	1.000%(Q)	1,000	57,828	109	57,719	MSI
United Mexican States (D02)	12/20/27	1.000%(Q)	6,000	159,449	653	158,796	MSI
Arab Republic of Egypt (D03)	12/20/27	1.000%(Q)	1,000	329,166	273	328,893	BOA
Emirate of Abu Dhabi (D03)	12/20/27	1.000%(Q)	1,000	(19,415)	273	(19,688)	BOA
Federation of Malaysia (D03)	12/20/27	1.000%(Q)	1,500	3,294	410	2,884	BOA
Federative Republic of Brazil (D03)	12/20/27	1.000%(Q)	6,000	448,568	1,639	446,929	BOA
Kingdom of Saudi Arabia (D03)	12/20/27	1.000%(Q)	1,000	(15,124)	273	(15,397)	BOA
People’s Republic of China (D03)	12/20/27	1.000%(Q)	6,000	55,722	1,639	54,083	BOA
Republic of Argentina (D03)	12/20/27	1.000%(Q)	1,000	784,733	273	784,460	BOA
Republic of Chile (D03)	12/20/27	1.000%(Q)	1,500	33,701	410	33,291	BOA
Republic of Colombia (D03)	12/20/27	1.000%(Q)	3,000	315,538	819	314,719	BOA
Republic of Indonesia (D03)	12/20/27	1.000%(Q)	5,000	78,760	1,366	77,394	BOA
Republic of Panama (D03)	12/20/27	1.000%(Q)	1,000	27,303	273	27,030	BOA
Republic of Peru (D03)	12/20/27	1.000%(Q)	1,500	35,123	410	34,713	BOA
Republic of Philippines (D03)	12/20/27	1.000%(Q)	1,000	10,786	273	10,513	BOA
Republic of South Africa (D03)	12/20/27	1.000%(Q)	5,500	468,089	1,502	466,587	BOA
Republic of Turkey (D03)	12/20/27	1.000%(Q)	6,000	1,264,241	1,639	1,262,602	BOA
State of Qatar (D03)	12/20/27	1.000%(Q)	1,000	(19,495)	273	(19,768)	BOA
Sultanate of Oman (D03)	12/20/27	1.000%(Q)	1,000	57,828	273	57,555	BOA
United Mexican States (D03)	12/20/27	1.000%(Q)	6,000	159,450	1,639	157,811	BOA

				$16,073,065	$27,264	$16,045,801

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on credit indices — Sell Protection(2)**:
CDX.EM.38.V1 (D01)	12/20/27	1.000	%(Q)	100,000	2.960%	$(8,170,068)	$(17,960)	$(8,152,108)	MSI

See Notes to Financial Statements.

72

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on credit indices— Sell Protection(2)(cont’d.)**:
CDX.EM.38.V1 (D02)	12/20/27	1.000%(Q)	50,000	2.960%	$ (4,085,034)	$ (10,346)	$ (4,074,688)	MSI
CDX.EM.38.V1 (D03)	12/20/27	1.000%(Q)	50,000	2.960%	(4,085,034)	(72,649)	(4,012,385)	BOA

					$(16,340,136)	$(100,955)	$(16,239,181)

**

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s). Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s). Individual packages in the tables above are denoted by the corresponding footnotes (D01 - D03).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJ2A	11/14/22	0.500%(M)	7,053	0.500%	$4,795	$(136)	$4,931	GSI
GS_21-PJA	11/14/22	0.250%(M)	13,597	*	4,621	(132)	4,753	GSI

					$9,416	$(268)	$9,684

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Gazprom PAO	03/20/23	1.000%(Q)	2,715	$ 524,353	$ 586,256	$ (61,903)	BARC
Gazprom PAO	06/20/24	1.000%(Q)	2,425	854,201	1,272,934	(418,733)	BARC
United Mexican States	06/20/23	1.000%(Q)	450	(1,851)	366	(2,217)	CITI
United Mexican States	06/20/23	1.000%(Q)	440	(1,810)	887	(2,697)	CITI
United Mexican States	06/20/23	1.000%(Q)	150	(617)	336	(953)	CITI
United Mexican States	06/20/23	1.000%(Q)	150	(617)	311	(928)	CITI
United Mexican States	06/20/23	1.000%(Q)	150	(617)	113	(730)	CITI
United Mexican States	06/20/23	1.000%(Q)	75	(308)	61	(369)	CITI

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    73

Schedule of Investments  (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)(cont’d.):
United Mexican States	12/20/24	1.000%(Q)	285	$ (976)	$ 1,027	$ (2,003)	CITI
United Mexican States	12/20/24	1.000%(Q)	220	(754)	662	(1,416)	CITI

				$1,371,004	$1,862,953	$(491,949)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
AT&T, Inc.	06/20/23	1.000%(Q)		1,280	0.827%	$2,887	$402	$2,485	GSI
Boeing Co.	06/20/24	1.000%(Q)		1,760	1.176%	(2,796)	3,982	(6,778)	GSI
Catalonia, Autonomous Community of	12/20/25	1.000%(Q)		3,000	*	41,882	(17,965)	59,847	DB
Electricite de France SA	12/20/22	1.000%(Q)	EUR	3,200	0.674%	5,116	6,301	(1,185)	GSI
EQT Corp.	12/20/22	5.000%(Q)		1,350	0.861%	15,551	6,840	8,711	CSI
General Motors Co.	06/20/26	5.000%(Q)		3,580	1.761%	398,265	507,676	(109,411)	GSI
Halliburton Co.	12/20/26	1.000%(Q)		1,600	0.712%	19,177	12,691	6,486	GSI
Host Hotels & Resorts LP	06/20/24	1.000%(Q)		600	0.716%	3,392	3,805	(413)	GSI
International Bank for Reconstruction & Development	06/20/23	0.250%(Q)		30,890	0.064%	45,325	19,501	25,824	BOA
Millicom International Cellular S.A.^	12/20/25	1.000%(Q)		2,700	*	(198,677)	(204,157)	5,480	BOA
Petroleos Mexicanos	06/20/23	1.000%(Q)		365	3.559%	(5,392)	(3,081)	(2,311)	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)		286	3.559%	(4,228)	(2,052)	(2,176)	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)		125	3.559%	(1,847)	(890)	(957)	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)		125	3.559%	(1,847)	(1,081)	(766)	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)		125	3.559%	(1,847)	(1,062)	(785)	CITI

See Notes to Financial Statements.

74

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Petroleos Mexicanos	06/20/23	1.000%(Q)	65	3.559%	$ (960)	$ (466)	$ (494)	CITI
Petroleos Mexicanos	12/20/24	1.000%(Q)	285	5.213%	(22,818)	(11,627)	(11,191)	CITI
Petroleos Mexicanos	12/20/24	1.000%(Q)	220	5.213%	(17,613)	(8,870)	(8,743)	CITI
Simon Property Group LP	06/20/26	1.000%(Q)	3,240	0.938%	10,411	27,366	(16,955)	GSI
Targa Resources Partners LP	06/20/23	5.000%(Q)	1,560	0.657%	51,746	34,600	17,146	MSI
Targa Resources Partners LP	06/20/23	5.000%(Q)	1,040	0.657%	34,497	24,134	10,363	MSI
Verizon Communications, Inc.	06/20/26	1.000%(Q)	4,820	1.164%	(20,375)	73,525	(93,900)	GSI
Wells Fargo & Co.	12/20/23	1.000%(Q)	27,500	0.513%	180,768	91,538	89,230	MSI

					$530,617	$561,110	$(30,493)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1):
CDX.NA.HY.38.V2	06/20/27	5.000%(Q)	2,838	$(14,089)	$(37,783)	$(23,694)
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	259,305	(237,180)	(1,444,020)	(1,206,840)

				$(251,269)	$(1,481,803)	$(1,230,534)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    75

Schedule of Investments  (continued)

as of October 31, 2022

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at October 31, 2022:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
GBP	2,340	05/08/23	0.950%(A)	1 Day SONIA(1)(A)/2.184%	$ (53,314)	$ 55,183	$ 108,497
GBP	725	05/08/24	0.950%(A)	1 Day SONIA(1)(A)/2.184%	(22,982)	45,212	68,194
GBP	9,558	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/2.184%	(448,713)	1,229,327	1,678,040
GBP	7,720	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/2.184%	398,509	1,214,754	816,245
GBP	1,221	10/22/28	0.680%(A)	1 Day SONIA(1)(A)/2.184%	—	251,912	251,912
GBP	2,020	05/08/29	1.100%(A)	1 Day SONIA(1)(A)/2.184%	(157,601)	390,931	548,532
GBP	525	05/08/31	1.150%(A)	1 Day SONIA(1)(A)/2.184%	(22,856)	119,790	142,646

See Notes to Financial Statements.

76

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP 2,010	05/08/32	1.150%(A)	1 Day SONIA(1)(A)/2.184%	$ 143,032	$ 492,031	$ 348,999
GBP 500	05/08/34	1.200%(A)	1 Day SONIA(1)(A)/2.184%	(27,897)	133,758	161,655

				$(191,822)	$3,932,898	$4,124,720

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at October 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement^:
Total Return Benchmark Bond Index(T)	1 Day USOIS - 60 bps(T)/2.480%	GSI	12/20/22	(9,968)	$942,516	$—	$942,516

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$2,702,578	$(352,474)	$17,441,343	$(17,204,965)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$—	$22,555,120

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    77

Schedule of Investments  (continued)

as of October 31, 2022

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$38,804,645	$—
Collateralized Debt Obligation	—	3,753,949	—
Collateralized Loan Obligations	—	677,807,987	—
Consumer Loans	—	32,374,651	—
Credit Cards	—	9,620,302	—
Home Equity Loans	—	1,485,171	—
Other.	—	9,757,475	—
Residential Mortgage-Backed Securities	—	6,436,652	1,255,563
Student Loans	—	3,850,511	—
Commercial Mortgage-Backed Securities	—	259,023,451	—
Corporate Bonds	—	840,583,645	11,742,423
Floating Rate and other Loans.	—	36,379,509	8,902,305
Municipal Bonds	—	23,429,748	—
Residential Mortgage-Backed Securities	—	127,354,291	3,793,371
Sovereign Bonds	—	67,230,413	—
U.S. Government Agency Obligations.	—	2,056,363	—
U.S. Treasury Obligations	—	422,018,686	—
Common Stocks.	—	814,838	—
Preferred Stock	120,250	—	—
Rights	—	—	36,902
Warrants	—	—	37
Short-Term Investments
Affiliated Mutual Funds	394,017,780	—	—
Unaffiliated Fund	181,916,249	—	—
Options Purchased	—	934,997	—

Total	$576,054,279	$2,563,717,284	$25,730,601

Liabilities
Options Written	$—	$(1,890,117)	$(988)

Other Financial Instruments*
Assets
Centrally Cleared Swaptions Written	$—	$757,685	$—

See Notes to Financial Statements.

78

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
Futures Contracts	$29,675,072	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	9,947,067	—
OTC Cross Currency Exchange Contracts	—	54,864	—
OTC Packaged Credit Default Swap Agreements	—	16,289,200	—
OTC Credit Default Swap Agreements	—	2,187,571	9,416
Centrally Cleared Interest Rate Swap Agreements	—	4,124,720	—
OTC Total Return Swap Agreement	—	942,516	—

Total	$29,675,072	$34,303,623	$9,416

Liabilities
Centrally Cleared Swaptions Purchased	$—	$(771,609)	$—
Centrally Cleared Swaptions Written	—	(371,219)	—
Futures Contracts	(39,272,873)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(11,334,075)	—
OTC Cross Currency Exchange Contracts	—	(1,883)	—
OTC Packaged Credit Default Swap Agreements	—	(16,556,271)	—
Centrally Cleared Credit Default Swap Agreements	—	(1,230,534)	—
OTC Credit Default Swap Agreements	—	(87,273)	(198,677)

Total	$(39,272,873)	$(30,352,864)	$(198,677)

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Centrally cleared swaptions, futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities- Collateralized Loan Obligations	Asset-Backed Securities- Residential Mortgage-Backed Securities	Commercial Mortgage-Backed Securities	Corporate Bonds	Floating Rate and other Loans
Balance as of 10/31/21	$6,936,000	$—	$8,500,000	$3,000,000	$—
Realized gain (loss)	—	(209,065)	—	—	7,163
Change in unrealized appreciation (depreciation)	—	26,942	—	(510,530)	(27,271)
Purchases/Exchanges/Issuances	—	1	—	2,925,000	65,709
Sales/Paydowns	—	(885,522)	—	(3,000,000)	(1,019,657)
Accrued discount/premium	—	—	—	—	45,587

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    79

Schedule of Investments  (continued)

as of October 31, 2022

	Asset-Backed Securities- Collateralized Loan Obligations	Asset-Backed Securities- Residential Mortgage-Backed Securities	Commercial Mortgage-Backed Securities	Corporate Bonds	Floating Rate and other Loans
Transfers into Level 3*	$—	$2,323,207	$—	$9,327,953	$9,830,774
Transfers out of Level 3*	(6,936,000)	—	(8,500,000)	—	—

Balance as of 10/31/22	$—	$1,255,563	$—	$11,742,423	$8,902,305

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$26,942	$—	$(510,531)	$(27,272)

	Residential Mortgage-Backed Securities	Common Stocks	Rights	Warrants	Options Written	OTC Credit Default Swap Agreements
Balance as of 10/31/21	$16,984,779	$—	$—	$1,729	$(107,268)	$6,241
Realized gain (loss)	—	—	—	—	98,200	8,640
Change in unrealized appreciation (depreciation)	(19,062)	—	36,902	(1,692)	8,080	(189,261)
Purchases/Exchanges/Issuances.	—	—	—	—	—	—
Sales/Paydowns	(5,672,346)	—	—	—	—	(14,881)
Accrued discount/premium .	—	—	—	—	—	—
Transfers into Level 3*	—	—	—	—	—	—
Transfers out of Level 3*	(7,500,000)	—	—	—	—	—

Balance as of 10/31/22	$3,793,371	$—	$36,902	$37	$(988)	$(189,261)

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(19,062)	$—	$36,902	$(1,692)	$3,794	$(189,261)

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing

See Notes to Financial Statements.

80

services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of October 31, 2022	Valuation Approach	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities - Residential Mortgage-Backed Securities	$1,254,021	Market	Adjusted Spread	Estimated Spread
Asset-Backed Securities - Residential Mortgage-Backed Securities	1,542	Market	Contingent Value	Contingent Value
Corporate Bonds	3	Market	Contingent Value	Contingent Value
Rights	36,902	Market	Contingent Value	Contingent Value
Warrants	37	Market	Worthless	Placeholder

	$1,292,505

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of October 31, 2022, the aggregate value of these securities and/or derivatives was $24,247,847. The unobservable inputs for these investments were not developed by the Fund and are not readily available.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2022 were as follows:

Collateralized Loan Obligations	21.9%
U.S. Treasury Obligations	13.6
Affiliated Mutual Funds (2.6% represents investments purchased with collateral from securities on loan)	12.8
Commercial Mortgage-Backed Securities	8.4
Banks	6.9
Unaffiliated Fund	5.9
Residential Mortgage-Backed Securities	4.5
Oil & Gas	2.2
Sovereign Bonds	2.2
Telecommunications	1.8
Electric	1.7
Media	1.4
Automobiles	1.3
Foods	1.1

Consumer Loans	1.0%
Pharmaceuticals	0.9
Auto Manufacturers	0.9
Aerospace & Defense	0.9
Entertainment	0.9
Home Builders	0.8
Real Estate Investment Trusts (REITs)	0.7
Municipal Bonds	0.7
Chemicals	0.7
Diversified Financial Services	0.7
Pipelines	0.7
Retail	0.6
Healthcare-Services	0.6
Commercial Services	0.5
Iron/Steel	0.4
Auto Parts & Equipment	0.4

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    81

Schedule of Investments  (continued)

as of October 31, 2022

Industry Classification (continued):

Other	0.3%
Credit Cards	0.3
Computers	0.3
Multi-National	0.3
Office/Business Equipment	0.3
Internet	0.3
Airlines	0.3
Trucking & Leasing	0.2
Mining	0.2
Lodging	0.2
Gas	0.2
Real Estate	0.2
Miscellaneous Manufacturing	0.2
Electrical Components & Equipment	0.2
Semiconductors	0.2
Engineering & Construction	0.2
Distribution/Wholesale	0.2
Student Loans	0.1
Collateralized Debt Obligation	0.1
Metal Fabricate/Hardware	0.1
Building Materials	0.1
Biotechnology	0.1
Transportation	0.1
Forest Products & Paper	0.1
U.S. Government Agency Obligations	0.1
Insurance	0.1
Machinery-Diversified	0.1
Healthcare-Products	0.1
Home Equity Loans	0.1
Toys/Games/Hobbies	0.0	*
Software	0.0	*
Options Purchased	0.0	*
Wireless Telecommunication Services	0.0	*
Machinery-Construction & Mining	0.0	*
Capital Markets	0.0	*
Hotels, Restaurants & Leisure	0.0	*

	102.4
Options Written	(0.1)
Liabilities in excess of other assets	(2.3)

	100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

82

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps and swaptions	$757,685	*	Due from/to broker-variation margin swaps and swaptions	$2,373,362	*
Credit contracts	Premiums paid for OTC swap agreements	2,702,578		Premiums received for OTC swap agreements	352,474
Credit contracts	Unaffiliated investments	285,655		Options written outstanding, at value	220,798
Credit contracts	Unrealized appreciation on OTC swap agreements	16,498,827		Unrealized depreciation on OTC swap agreements	17,204,965
Foreign exchange contracts	Unaffiliated investments	649,342		Options written outstanding, at value	1,670,307
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	54,864		Unrealized depreciation on OTC cross currency exchange contracts	1,883
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	9,947,067		Unrealized depreciation on OTC forward foreign currency exchange contracts	11,334,075
Interest rate contracts	Due from/to broker-variation margin futures	29,675,072	*	Due from/to broker-variation margin futures	39,272,873	*
Interest rate contracts	Due from/to broker-variation margin swaps and swaptions	4,124,720	*	—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	942,516		—	—

		$65,638,326			$72,430,737

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    83

Schedule of Investments  (continued)

as of October 31, 2022

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(5,433,078)	$6,345,888	$—	$—	$4,843,280
Foreign exchange contracts	1,790,814	(1,361,022)	—	66,219,468	—
Interest rate contracts	—	—	9,139,583	—	(27,192,423)

Total	$(3,642,264)	$4,984,866	$9,139,583	$66,219,468	$(22,349,143)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(1,592,081)	$1,354,125	$—	$—	$(2,238,940)
Foreign exchange contracts	434,517	(310,964)	—	(1,007,617)	—
Interest rate contracts	—	—	(16,956,426)	—	28,411,029

Total	$(1,157,564)	$1,043,161	$(16,956,426)	$(1,007,617)	$26,172,089

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 2,211,852
Options Written (2)	1,165,538,291
Futures Contracts - Long Positions (2)	1,379,790,801
Futures Contracts - Short Positions (2)	563,375,010
Forward Foreign Currency Exchange Contracts - Purchased (3)	174,124,562
Forward Foreign Currency Exchange Contracts - Sold (3)	574,592,330
Cross Currency Exchange Contracts (4)	3,715,861
Interest Rate Swap Agreements (2)	122,434,463
Credit Default Swap Agreements - Buy Protection (2)	348,549,547
Credit Default Swap Agreements - Sell Protection (2)	284,995,332
Total Return Swap Agreements (2)	6,417,602

See Notes to Financial Statements.

84

Derivative Contract Type	Average Volume of Derivative Activities*
Inflation Swap Agreements (2)	$13,765,000

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$77,053,026	$(77,053,026)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$ 2,216,072	$ (705,017)	$1,511,055	$(1,511,055)	$ —
BNP	11,212	(1,993,416)	(1,982,204)	1,982,204	—
BOA	4,206,616	(5,559,904)	(1,353,288)	1,353,288	—
CITI	1,087,633	(388,219)	699,414	(400,000)	299,414
CSI	15,551	—	15,551	—	15,551
DB	176,466	(58,979)	117,487	(117,487)	—
GSI	5,469,112	(797,204)	4,671,908	(3,500,000)	1,171,908
HSBC	438,938	(967,361)	(528,423)	425,852	(102,571)
JPM	3,140,120	(1,536,173)	1,603,947	(1,603,947)	—
MSI	13,957,444	(14,572,342)	(614,898)	—	(614,898)
SCB	223,603	(2,423,430)	(2,199,827)	2,199,827	—
TD	84,808	(1,641,830)	(1,557,022)	1,557,022	—
UAG	53,274	(140,627)	(87,353)	—	(87,353)

	$31,080,849	$(30,784,502)	$ 296,347	$ 385,704	$ 682,051

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    85

Statement of Assets and Liabilities

as of October 31, 2022

Assets

Investments at value, including securities on loan of $77,053,026:
Unaffiliated investments (cost $3,089,546,979)	$2,771,484,384
Affiliated investments (cost $396,895,463)	394,017,780
Cash	6,483
Foreign currency, at value (cost $13,340,651)	13,181,527
Dividends and interest receivable	17,630,870
Unrealized appreciation on OTC swap agreements	17,441,343
Receivable for Fund shares sold	13,001,477
Unrealized appreciation on OTC forward foreign currency exchange contracts	9,947,067
Receivable for investments sold	2,862,883
Premiums paid for OTC swap agreements	2,702,578
Due from broker—variation margin swaps and swaptions	603,079
Unrealized appreciation on OTC cross currency exchange contracts	54,864
Prepaid expenses and other assets	628,386

Total Assets	3,243,562,721

Liabilities
Payable to broker for collateral for securities on loan	79,245,806
Payable for investments purchased	22,833,708
Unrealized depreciation on OTC swap agreements	17,204,965
Payable for Fund shares purchased	17,036,255
Unrealized depreciation on OTC forward foreign currency exchange contracts	11,334,075
Options written outstanding, at value (premiums received $2,443,528)	1,891,105
Due to broker—variation margin futures	1,036,522
Management fee payable	753,584
Accrued expenses and other liabilities	638,066
Premiums received for OTC swap agreements	352,474
Dividends payable	79,956
Distribution fee payable	72,977
Affiliated transfer agent fee payable	7,086
Directors’ fees payable	5,890
Unrealized depreciation on OTC cross currency exchange contracts	1,883

Total Liabilities	152,494,352

Net Assets	$3,091,068,369

Net assets were comprised of:
Common stock, at par	$361,630
Paid-in capital in excess of par	3,472,239,337
Total distributable earnings (loss)	(381,532,598)

Net assets, October 31, 2022	$3,091,068,369

See Notes to Financial Statements.

86

Class A

Net asset value and redemption price per share, ($246,196,540 ÷ 28,856,482 shares of common stock issued and outstanding)	$8.53
Maximum sales charge (2.25% of offering price)	0.20

Maximum offering price to public	$8.73

Class C

Net asset value, offering price and redemption price per share, ($24,563,275 ÷ 2,877,491 shares of common stock issued and outstanding)	$8.54

Class Z

Net asset value, offering price and redemption price per share, ($1,368,302,484 ÷ 159,795,252 shares of common stock issued and outstanding)	$8.56

Class R6

Net asset value, offering price and redemption price per share, ($1,452,006,070 ÷ 170,100,743 shares of common stock issued and outstanding)	$8.54

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    87

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Interest income (net of $81 foreign withholding tax)	$86,904,155
Affiliated dividend income	4,644,860
Unaffiliated dividend income	886,227
Income from securities lending, net (including affiliated income of $128,233)	159,824

Total income	92,595,066

Expenses
Management fee	10,280,997
Distribution fee(a)	934,805
Transfer agent’s fees and expenses (including affiliated expense of $30,808)(a)	1,960,500
Registration fees(a)	286,780
Custodian and accounting fees	257,548
Shareholders’ reports	198,554
Audit fee	63,650
Directors’ fees	48,836
Legal fees and expenses	36,405
Miscellaneous	55,265

Total expenses	14,123,340
Less: Fee waiver and/or expense reimbursement(a)	(1,604,408)

Net expenses	12,518,932

Net investment income (loss)	80,076,134

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(17,951))	(20,366,377)
Futures transactions	9,139,583
Forward and cross currency contract transactions	66,219,468
Options written transactions	4,984,866
Swap agreement transactions	(22,349,143)
Foreign currency transactions	(8,955,400)

28,672,997

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,136,998))	(343,509,950)
Futures	(16,956,426)
Forward and cross currency contracts	(1,007,617)
Options written	1,043,161
Swap agreements	26,172,089
Foreign currencies	371,693
Unfunded loan commitments	(10,465)

(333,897,515)

Net gain (loss) on investment and foreign currency transactions	(305,224,518)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(225,148,384)

See Notes to Financial Statements.

88

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	645,763	289,042	—	—
Transfer agent’s fees and expenses	146,307	24,779	1,758,500	30,914
Registration fees	52,735	28,279	109,864	95,902
Fee waiver and/or expense reimbursement	(52,388)	(5,862)	(1,130,028)	(416,130)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    89

Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$80,076,134	$55,613,143
Net realized gain (loss) on investment and foreign currency transactions	28,672,997	34,586,584
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(333,897,515)	(44,704,260)

Net increase (decrease) in net assets resulting from operations	(225,148,384)	45,495,467

Dividends and Distributions
Distributions from distributable earnings
Class A	(7,786,514)	(5,904,059)
Class C	(625,073)	(538,891)
Class Z	(48,989,295)	(37,229,422)
Class R6	(47,223,903)	(27,936,007)

	(104,624,785)	(71,608,379)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	1,708,308,493	1,807,053,101
Net asset value of shares issued in reinvestment of dividends and distributions	104,237,752	71,002,016
Cost of shares purchased	(1,634,710,193)	(902,698,717)

Net increase (decrease) in net assets from Fund share transactions	177,836,052	975,356,400

Total increase (decrease)	(151,937,117)	949,243,488

Net Assets:
Beginning of year	3,243,005,486	2,293,761,998

End of year	$3,091,068,369	$3,243,005,486

See Notes to Financial Statements.

90

Financial Highlights

Class A Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.45	$9.51	$9.72	$9.50	$9.72
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.17	0.22	0.28	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.85)	(0.01)	(0.01)	0.28	(0.18)
Total from investment operations	(0.65)	0.16	0.21	0.56	0.04
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.22)	(0.28)	(0.34)	(0.26)
Tax return of capital distributions	-	-	(0.02)	-	-
Distributions from net realized gains	-	-	(0.12)	-	-
Total dividends and distributions	(0.27)	(0.22)	(0.42)	(0.34)	(0.26)
Net asset value, end of year	$8.53	$9.45	$9.51	$9.72	$9.50
Total Return(b):	(6.98)%	1.73%	2.22%	6.01%	0.38%

Ratios/Supplemental Data:
Net assets, end of year (000)	$246,197	$268,235	$207,475	$125,539	$68,089
Average net assets (000)	$258,305	$253,168	$171,581	$89,724	$51,957
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.65%	0.65%	0.67%	0.77%	0.82%
Expenses before waivers and/or expense reimbursement	0.67%	0.67%	0.71%	0.82%	0.91%
Net investment income (loss)	2.23%	1.76%	2.32%	2.86%	2.34%
Portfolio turnover rate(d)	33%	49%	40%	67%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    91

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.46	$9.52	$9.73	$9.50	$9.72
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.09	0.14	0.20	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.85)	- (b)	(0.01)	0.29	(0.19)
Total from investment operations	(0.73)	0.09	0.13	0.49	(0.04)
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.15)	(0.20)	(0.26)	(0.18)
Tax return of capital distributions	-	-	(0.02)	-	-
Distributions from net realized gains	-	-	(0.12)	-	-
Total dividends and distributions	(0.19)	(0.15)	(0.34)	(0.26)	(0.18)
Net asset value, end of year	$8.54	$9.46	$9.52	$9.73	$9.50
Total Return(c):	(7.77)%	0.91%	1.34%	5.24%	(0.40)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$24,563	$34,006	$33,364	$27,197	$17,597
Average net assets (000)	$28,904	$35,068	$31,505	$22,711	$14,381
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.50%	1.47%	1.55%	1.60%	1.60%
Expenses before waivers and/or expense reimbursement	1.52%	1.49%	1.59%	1.68%	1.86%
Net investment income (loss)	1.34%	0.96%	1.47%	2.05%	1.54%
Portfolio turnover rate(e)	33%	49%	40%	67%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

92

Class Z Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.49	$9.55	$9.76	$9.53	$9.75
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.19	0.25	0.30	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.86)	- (b)	(0.01)	0.30	(0.19)
Total from investment operations	(0.64)	0.19	0.24	0.60	0.07
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.25)	(0.31)	(0.37)	(0.29)
Tax return of capital distributions	-	-	(0.02)	-	-
Distributions from net realized gains	-	-	(0.12)	-	-
Total dividends and distributions	(0.29)	(0.25)	(0.45)	(0.37)	(0.29)
Net asset value, end of year	$8.56	$9.49	$9.55	$9.76	$9.53
Total Return(c):	(6.81)%	2.00%	2.50%	6.39%	0.69%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,368,302	$1,633,850	$1,214,725	$737,632	$327,029
Average net assets (000)	$1,499,104	$1,435,782	$960,154	$552,598	$212,606
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.39%	0.39%	0.40%	0.50%	0.51%
Expenses before waivers and/or expense reimbursement	0.47%	0.46%	0.48%	0.56%	0.63%
Net investment income (loss)	2.47%	2.02%	2.59%	3.14%	2.70%
Portfolio turnover rate(e)	33%	49%	40%	67%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    93

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.46	$9.52	$9.73	$9.50	$9.72
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.20	0.26	0.31	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.85)	- (b)	(0.02)	0.30	(0.19)
Total from investment operations	(0.62)	0.20	0.24	0.61	0.07
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.26)	(0.31)	(0.38)	(0.29)
Tax return of capital distributions	-	-	(0.02)	-	-
Distributions from net realized gains	-	-	(0.12)	-	-
Total dividends and distributions	(0.30)	(0.26)	(0.45)	(0.38)	(0.29)
Net asset value, end of year	$8.54	$9.46	$9.52	$9.73	$9.50
Total Return(c):	(6.67)%	2.07%	2.57%	6.52%	0.78%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,452,006	$1,306,914	$838,198	$747,059	$553,199
Average net assets (000)	$1,426,498	$1,054,215	$786,082	$682,527	$386,281
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.32%	0.32%	0.33%	0.39%	0.42%
Expenses before waivers and/or expense reimbursement	0.35%	0.35%	0.38%	0.45%	0.51%
Net investment income (loss)	2.59%	2.07%	2.71%	3.26%	2.74%
Portfolio turnover rate(e)	33%	49%	40%	67%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

94

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 17 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Short Duration Multi-Sector Bond Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is total return.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Short Duration Multi-Sector Bond Fund    95

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued

96

using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

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Notes to Financial Statements (continued)

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon

98

entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on

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Notes to Financial Statements (continued)

swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk

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exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

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Notes to Financial Statements (continued)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the

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borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified

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Notes to Financial Statements (continued)

threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: The Fund held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

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Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal

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Notes to Financial Statements (continued)

income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit, and PGIM Limited (collectively, the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.32% of average daily net assets up to $5 billion;	0.32%

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Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.31% of average daily net assets over $5 billion.

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	0.85%
C	1.60
Z	0.39
R6	0.32

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

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Notes to Financial Statements (continued)

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$242,945	$104,785
C	—	4,164

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Fund also invests in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), a fund of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Funds and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

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5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$986,723,641	$676,574,948

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Short-Term Bond Fund(1)(wc)
$ 63,099,095	$254,622,901	$—	$(3,142,353)	$—	$314,579,643	34,569,192	$4,627,109

PGIM Core Ultra Short Bond Fund(1)(wc)
116,624,332	152,084,443	268,708,775	—	—	—	—	17,751

PGIM Institutional Money Market Fund(1)(b)(wc)
30,258,222	381,420,572	332,228,061	5,355	(17,951)	79,438,137	79,509,696	128,233	(2)
$ 209,981,649	$788,127,916	$600,936,836	$(3,136,998)	$(17,951)	$394,017,780		$4,773,093

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wc)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund was $104,624,785 of ordinary income. For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $71,608,379 of ordinary income.

As of October 31, 2022, the accumulated undistributed earnings on a tax basis was $30,433,595 of ordinary income.

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Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$3,499,157,294	$48,850,465	$(390,233,003)	$(341,382,538)

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales, bond premium amortization, swaps, mark-to-market of futures and forwards contracts and other GAAP to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $70,500,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

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The RIC is authorized to issue 55,500,000,000 shares of common stock, $0.001 par value per share, 3,325,000,000 of which are designated as shares of the Fund. The shares are currently classified and designated as follows:

Class	Number of Shares
A	250,000,000
C	50,000,000
Z	1,500,000,000
T	25,000,000
R6	1,500,000,000

The Fund currently does not have any Class T shares outstanding.

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	4	75.3

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2022:
Shares sold	13,990,086	$126,248,614
Shares issued in reinvestment of dividends and distributions	866,181	7,776,290
Shares purchased	(14,329,202)	(129,140,009)
Net increase (decrease) in shares outstanding before conversion	527,065	4,884,895
Shares issued upon conversion from other share class(es)	721,342	6,474,881
Shares purchased upon conversion into other share class(es)	(770,600)	(6,964,379)
Net increase (decrease) in shares outstanding	477,807	$4,395,397

Year ended October 31, 2021:
Shares sold	17,105,023	$163,843,726
Shares issued in reinvestment of dividends and distributions	609,731	5,830,048
Shares purchased	(10,999,226)	(105,083,975)
Net increase (decrease) in shares outstanding before conversion	6,715,528	64,589,799
Shares issued upon conversion from other share class(es)	529,829	5,080,063
Shares purchased upon conversion into other share class(es)	(678,240)	(6,498,243)
Net increase (decrease) in shares outstanding	6,567,117	$63,171,619

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Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class C
Year ended October 31, 2022:
Shares sold	828,788	$7,404,671
Shares issued in reinvestment of dividends and distributions	68,681	619,786
Shares purchased	(1,209,531)	(10,862,878)
Net increase (decrease) in shares outstanding before conversion	(312,062)	(2,838,421)
Shares purchased upon conversion into other share class(es)	(406,150)	(3,638,317)
Net increase (decrease) in shares outstanding	(718,212)	$(6,476,738)

Year ended October 31, 2021:
Shares sold	938,477	$8,999,294
Shares issued in reinvestment of dividends and distributions	56,072	536,746
Shares purchased	(715,969)	(6,846,686)
Net increase (decrease) in shares outstanding before conversion	278,580	2,689,354
Shares purchased upon conversion into other share class(es)	(188,529)	(1,806,621)
Net increase (decrease) in shares outstanding	90,051	$882,733

Class Z
Year ended October 31, 2022:
Shares sold	99,319,936	$897,855,738
Shares issued in reinvestment of dividends and distributions	5,391,750	48,644,256
Shares purchased	(117,380,214)	(1,060,111,066)
Net increase (decrease) in shares outstanding before conversion	(12,668,528)	(113,611,072)
Shares issued upon conversion from other share class(es)	1,057,554	9,478,769
Shares purchased upon conversion into other share class(es)	(825,385)	(7,404,139)
Net increase (decrease) in shares outstanding	(12,436,359)	$(111,536,442)

Year ended October 31, 2021:
Shares sold	105,858,382	$1,016,213,225
Shares issued in reinvestment of dividends and distributions	3,825,086	36,712,425
Shares purchased	(62,165,370)	(596,503,506)
Net increase (decrease) in shares outstanding before conversion	47,518,098	456,422,144
Shares issued upon conversion from other share class(es)	749,562	7,210,374
Shares purchased upon conversion into other share class(es)	(3,276,931)	(31,416,317)
Net increase (decrease) in shares outstanding	44,990,729	$432,216,201

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Share Class	Shares	Amount

Class R6
Year ended October 31, 2022:
Shares sold	75,127,549	$676,799,470
Shares issued in reinvestment of dividends and distributions	5,269,996	47,197,420
Shares purchased	(48,718,733)	(434,596,240)
Net increase (decrease) in shares outstanding before conversion	31,678,812	289,400,650
Shares issued upon conversion from other share class(es)	448,193	4,012,105
Shares purchased upon conversion into other share class(es)	(225,486)	(1,958,920)
Net increase (decrease) in shares outstanding	31,901,519	$291,453,835

Year ended October 31, 2021:
Shares sold	64,627,849	$617,996,856
Shares issued in reinvestment of dividends and distributions	2,919,016	27,922,797
Shares purchased	(20,298,004)	(194,264,550)
Net increase (decrease) in shares outstanding before conversion	47,248,861	451,655,103
Shares issued upon conversion from other share class(es)	2,972,658	28,392,844
Shares purchased upon conversion into other share class(es)	(100,241)	(962,100)
Net increase (decrease) in shares outstanding	50,121,278	$479,085,847

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

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Notes to Financial Statements (continued)

The Fund utilized the SCA during the year ended October 31, 2022. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $516,000, borrowed at a weighted average interest rate of 1.30%. The maximum loan outstanding amount during the period was $516,000. At October 31, 2022, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

“Covenant-Lite” Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related

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reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal

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Notes to Financial Statements (continued)

system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Floating Rate and Other Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing

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in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which

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Notes to Financial Statements (continued)

could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain

118

securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Reference Rate Risk: The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. The Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR as well as loan facilities used by the Fund. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based

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Notes to Financial Statements (continued)

instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund’s performance or net asset value.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. Government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U. S. Government securities may be affected by changes in the credit rating of the U. S. Government.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 17 and Shareholders of PGIM Short Duration Multi-Sector Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Short Duration Multi-Sector Bond Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 17, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 19, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Tax Information (unaudited)

For the year ended October 31, 2022, the Fund reports the maximum amount allowable but not less than 51.25% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2022.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 5.21% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

122

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Short Duration Multi-Sector Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Short Duration Multi-Sector Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer ("PEO") (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Short Duration Multi-Sector Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Short Duration Multi-Sector Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

⬛	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
⬛	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
⬛

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

⬛

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

⬛

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

⬛	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements  (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Short Duration Multi-Sector Bond Fund1 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1 PGIM Short Duration Multi-Sector Bond Fund is a series of Prudential Investment Portfolios, Inc. 17.

PGIM Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements  (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant

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information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements  (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments‘ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.39% for Class Z shares and 0.32% for Class R6 shares through February 28, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Short Duration Multi-Sector Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102
SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

SUB-SUBADVISER	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom
DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102
CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286
TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017
FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Short Duration Multi-Sector Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT DURATION MULTI-SECTOR BOND FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	SDMAX	SDMCX	SDMZX	SDMQX

CUSIP	74440B876	74440B868	74440B843	74440B850

MF219E

PGIM ESG TOTAL RETURN BOND FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:
We hope you find the annual report for the PGIM ESG Total Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM ESG Total Return Bond Fund

December 15, 2022

PGIM ESG Total Return Bond Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22

	One Year (%)	Since Inception (%)

Class A

(with sales charges)	-20.68	-19.09 (09/30/2021)

(without sales charges)	-18.02	-16.60 (09/30/2021)

Class C

(with sales charges)	-19.44	-17.24 (09/30/2021)

(without sales charges)	-18.64	-17.24 (09/30/2021)

Class Z

(without sales charges)	-17.81	-16.39 (09/30/2021)

Class R6

(without sales charges)	-17.71	-16.28 (09/30/2021)

Bloomberg US Aggregate Bond Index

	-15.68	-14.59

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Aggregate Bond Index by portraying the initial account values at the commencement of operations for Class Z shares (September 30, 2021) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

PGIM ESG Total Return Bond Fund    5

Your Fund’s Performance (continued)

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and US dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 10/31/22 (%)

AAA	56.3

AA	8.7

A	8.0

BBB	16.0

BB	8.8

B	5.9

CCC	0.4

Not Rated	0.5

Cash/Cash Equivalents	-4.6

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 10/31/22

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.25	5.31	-34.68

Class C	0.18	4.70	-129.33

Class Z	0.27	5.65	-11.64

Class R6	0.29	5.84	3.72

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM ESG Total Return Bond Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM ESG Total Return Bond Fund’s Class Z shares returned – 17.81% in the 12-month reporting period that ended October 31, 2022, underperforming the – 15.68% return of the Bloomberg US Aggregate Bond Index (the Index).

What were the market conditions?

●

From a starting point of low yields, tight spreads, and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets during the reporting period. Concerns about central bank tightening, hard economic landings, and the war in Ukraine led global credit spreads notably to be wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing.

●

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than they had been over the prior decade of low inflation. A succession of federal funds rate hikes—including outsized 75 basis-point (bp) hikes in June, July, and September—confirmed to markets that the Federal Reserve (the Fed) is fully focused on tackling inflation. (One basis point equals 0.01%.)

●

At the August Jackson Hole symposium, Fed Chairman Jerome Powell’s speech was successful in lifting rate-hike expectations for 2022 and removing market pricing for rate cuts in 2023. While long-run inflation expectations remain relatively subdued at this point, Powell expressed the need to exercise vigilance about the trajectory of market expectations to avoid a self-fulfilling inflation spiral. Underpinning this escalation in rhetoric was the reality that Fed officials do not know how high they will ultimately take the fed funds rate in order to tame inflation.

●

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted during the last three months of the period. The 10-year/2-year Treasury spread declined from 1.10% on October 31, 2021 to –0.44% by the end of the period.

●

Beginning the period at 1.55%, US 10-year Treasury yields ended the period at 4.05%. Meanwhile, the yield on the 2-year Treasury note ended the period at 4.49%, a rise of 404 bps since the beginning of the period.

●

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of 2022 as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads widened, with collateralized loan obligation (CLO) and commercial mortgage-backed securities (CMBS) spreads trading well above their recent tights by the end of the period. The emerging markets sector posted negative total returns, and

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spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed Treasuries on concerns that the Fed may begin selling MBS if officials need to step up their inflation fight.

What worked?

●	The Fund’s yield curve positioning, particularly along the US Treasury curve, contributed to performance during the reporting period.

●	While overall security selection detracted during the period, selection in municipal bonds contributed to performance.

●	While overall sector allocation detracted from returns, underweights relative to the Index to MBS and investment-grade corporate bonds contributed.

●	Within credit, positioning in the aerospace & defense sector and foreign non-corporate bonds contributed to returns.

●

In individual security selection, the Fund benefited from positioning in Instituto Costarricense De Electricidad (foreign non-corporate), Bombardier Inc. (aerospace & defense), and Massachusetts Institute of Technology.

●

The Fund occasionally features a modest, notional exposure to non-US dollar currencies across a diversified basket of currencies in faster-growing emerging and developed countries. The Fund’s foreign-exchange currency market (FX) positioning was a contributor to performance for the period.

What didn’t work?

●	During the period, the Fund’s long duration bias detracted from returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

●	Within security selection, positions in high yield bonds, investment-grade corporate bonds, Treasuries, CLOs, and asset-backed securities detracted the most.

●	Within sector allocation, an overweight relative to the Index to CLOs, CMBS, high yield bonds, and municipal bonds detracted from performance.

●	Within credit, positioning in the healthcare & pharmaceuticals, consumer non-cyclicals, and electric utilities sectors detracted from performance.

●

In individual security selection, overweights relative to the Index to Bausch Health Companies Inc. (healthcare & pharmaceuticals), Caisse De Depot Et Placement Du Quebec (electric utilities), and BNP Paribas SA (banking) detracted from performance.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures and swaps to help manage duration positioning and yield curve exposure, which detracted from performance. Credit default swaps and credit default swap index (CDX) positions were

PGIM ESG Total Return Bond Fund    9

Strategy and Performance Overview* (continued)

used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure contributed during the period. In addition, the Fund traded foreign-exchange derivatives, which had a negligible impact on performance over the period.

Current outlook

●

PGIM Fixed Income maintains that it will likely take another quarter to see a material downtrend in the key categories of services inflation. Such relief would come from a combination of a slowdown in labor demand, in line with other slowing measures of aggregate demand, and incremental gains in labor supply as workers with lower balances of savings are drawn back into the workforce.

●

Based on its review of inflation and other macroeconomic data, PGIM Fixed Income believes the Fed is unlikely to soon stop raising rates and, as a result, recently raised its terminal rate projection to 4.75% by January—assuming 50-bp and 25-bp rate hikes in December and January, respectively. This would likely be followed by precautionary rate cuts by the end of the second quarter of 2023, as the downturn takes hold amid a negative fiscal impulse, mounting external shocks, and tighter financial conditions.

●

Beyond the progression of events over the next few quarters or years, PGIM Fixed Income expects economic conditions to eventually return to a configuration more like pre-COVID-19 conditions, as an aging demographic and high debt burdens are likely to drive a return to moderate growth and inflation, which may lead to a lower interest rate environment.

●

PGIM Fixed Income maintains its positive view of spread sectors over the medium to long term and holds allocations to structured products (CLOs, CMBS), investment-grade corporate bonds, high yield bonds, and emerging markets. Relative to the Index, the Fund is underweight MBS in favor of more attractive opportunities across spread sectors.

●

In terms of calling the peak in long-term rates, given the economic strength and level of inflation, PGIM Fixed income believes it’s too early to preclude the possibility of higher highs. Yet, from a long-term perspective, exposure to developed market duration is becoming more compelling after the broad repricing and with the looming moderation in global growth. While acknowledging the immediate trajectory of inflation is going to dictate market volatility and the path of the US Treasury 10-year yield, PGIM Fixed Income’s base case is that implied volatility will ultimately decline, and the 10-year yield will stay below the terminal rate of this interest rate hiking cycle when it is eventually reached. In the meantime, the best course will be to focus on the micro-alpha opportunities within and across sectors, in PGIM Fixed Income’s view.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances

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will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM ESG Total Return Bond Fund    11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM ESG Total Return Bond Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 913.50	0.77%	$3.71

	Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92

Class C	Actual	$1,000.00	$ 909.90	1.52%	$7.32

	Hypothetical	$1,000.00	$1,017.54	1.52%	$7.73

Class Z	Actual	$1,000.00	$ 914.70	0.50%	$2.41

	Hypothetical	$1,000.00	$1,022.68	0.50%	$2.55

Class R6	Actual	$1,000.00	$ 915.20	0.40%	$1.93

	Hypothetical	$1,000.00	$1,023.19	0.40%	$2.04

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM ESG Total Return Bond Fund    13

Schedule of Investments

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 102.9%

ASSET-BACKED SECURITIES 19.7%

Automobiles 0.5%

Avis Budget Rental Car Funding AESOP LLC, Series 2022-01A, Class A, 144A	3.830%	08/21/28		100	$93,777

Collateralized Loan Obligations 18.1%

Anchorage Capital Europe CLO (Ireland), Series 1A, Class A2R, 144A	1.000	01/15/31	EUR	500	459,977
Ballyrock CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)	5.253(c)	10/20/31		250	242,460
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	4.012(c)	05/17/31		500	481,750
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2017-12A, Class A1R, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	5.029(c)	10/15/30		250	244,899
Broad River BSL Funding CLO Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	5.413(c)	07/20/34		535	510,895
Carlyle US CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	5.323(c)	04/20/31		250	241,565
KKR CLO Ltd. (Cayman Islands),
Series 18, Class AR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)	5.134(c)	07/18/30		472	461,715
Medalist Partners Corporate Finance CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A1A, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)	5.473(c)	10/20/34		250	238,622
Series 2021-01A, Class A2, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	6.093(c)	10/20/34		250	234,212
MidOcean Credit CLO (Cayman Islands),
Series 2019-10A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)	5.555(c)	10/23/34		250	238,660
Series 2019-10A, Class BR, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)	6.225(c)	10/23/34		250	231,866
Mountain View CLO Ltd. (Cayman Islands),
Series 2019-01A, Class BR, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	5.929(c)	10/15/34		250	230,864

					3,817,485

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    15

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans 1.1%

Lendmark Funding Trust, Series 2021-02A, Class C, 144A	3.090%	04/20/32	100	$74,044
OneMain Financial Issuance Trust, Series 2021-01A, Class B, 144A	1.950	06/16/36	100	77,210
Oportun Funding XIV LLC, Series 2021-A, Class C, 144A	3.440	03/08/28	100	90,065

				241,319

TOTAL ASSET-BACKED SECURITIES (cost $4,481,675)				4,152,581

COMMERCIAL MORTGAGE-BACKED SECURITIES 13.1%

BANK,
Series 2020-BN25, Class A4	2.399	01/15/63	600	484,323
BX Commercial Mortgage Trust,
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	5.712(c)	10/15/36	85	80,744
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	6.062(c)	10/15/36	128	121,835
Commercial Mortgage Trust, Series 2014-UBS05, Class A4	3.838	09/10/47	400	385,737
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	5.562(c)	05/15/36	100	95,993
Credit Suisse Mortgage Trust, Series 2016-NXSR, Class A4	3.795(cc)	12/15/49	500	462,519
CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A2	2.320	03/15/53	600	485,361
GS Mortgage Securities Trust, Series 2017-GS06, Class A2	3.164	05/10/50	294	265,670
Morgan Stanley Capital I Trust, Series 2021-L07, Class A4	2.322	10/15/54	500	380,272

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $3,322,605)				2,762,454

CORPORATE BONDS 37.3%

Aerospace & Defense 0.9%

Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.875	04/15/27	200	189,680

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines 0.3%

Southwest Airlines Co., Sr. Unsec’d. Notes	5.125%	06/15/27	55	$53,627

Auto Manufacturers 0.9%

Ford Motor Co.,
Sr. Unsec’d. Notes	3.250	02/12/32	25	18,773
Sr. Unsec’d. Notes	5.291	12/08/46	165	122,134
General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	60	52,589

				193,496

Banks 8.8%

Bank of America Corp.,
Jr. Sub. Notes, Series MM	4.300(ff)	01/28/25(oo)	125	102,517
Sr. Unsec’d. Notes, MTN	3.194(ff)	07/23/30	310	259,383
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	1.323(ff)	01/13/27	200	168,322
Citigroup, Inc.,
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	270	214,752
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	300	271,470
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	125	110,982
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	320	259,096
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	2.699(ff)	01/22/31	380	304,459
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	1.488(ff)	12/14/26	200	166,710

				1,857,691

Beverages 0.2%

Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.000	01/17/43	60	46,245

Building Materials 0.9%

Owens Corning,
Sr. Unsec’d. Notes	3.950	08/15/29	220	193,297

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    17

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services 2.1%

Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625%	06/01/28		200	$167,500
ERAC USA Finance LLC, Gtd. Notes, 144A	4.200	11/01/46		75	53,053
Massachusetts Institute of Technology, Unsec’d. Notes	3.885	07/01/2116		100	66,148
Nexi SpA (Italy),
Sr. Unsec’d. Notes	2.125	04/30/29	EUR	100	78,637
Trustees of Boston University,
Sec’d. Notes, Series CC	4.061	10/01/48		100	79,319

					444,657

Diversified Financial Services 0.5%

Nationstar Mortgage Holdings, Inc., Gtd. Notes, 144A	5.500	08/15/28		60	48,935
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28		50	39,039
Gtd. Notes	5.375	11/15/29		30	24,585

					112,559

Electric 2.2%

Avangrid, Inc.,
Sr. Unsec’d. Notes	3.200	04/15/25		115	108,560
Instituto Costarricense de Electricidad (Costa Rica),
Sr. Unsec’d. Notes, 144A	6.750	10/07/31		200	174,912
Kallpa Generacion SA (Peru),
Sr. Unsec’d. Notes, 144A	4.875	05/24/26		200	185,225

					468,697

Electronics 0.1%

Likewize Corp.,
Sr. Sec’d. Notes, 144A	9.750	10/15/25		25	22,672

Energy-Alternate Sources 0.8%

Azure Power Solar Energy Pvt. Ltd. (India),
Sr. Sec’d. Notes, EMTN	5.650	12/24/24		200	162,000

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Engineering & Construction 0.8%

Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	3.875%	04/30/28		200	$167,000

Entertainment 0.1%

Warnermedia Holdings, Inc.,
Gtd. Notes, 144A	5.050	03/15/42		15	10,967
Gtd. Notes, 144A	5.141	03/15/52		10	7,001
Gtd. Notes, 144A	5.391	03/15/62		5	3,487

					21,455

Foods 0.9%

Bellis Finco PLC (United Kingdom), Gtd. Notes	4.000	02/16/27	GBP	100	79,650
Lamb Weston Holdings, Inc., Gtd. Notes, 144A	4.375	01/31/32		25	21,538
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	100	86,732

					187,920

Forest Products & Paper 0.9%

Suzano Austria GmbH (Brazil), Gtd. Notes	6.000	01/15/29		200	189,825

Gas 0.2%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27		55	50,770

Healthcare-Services 1.9%

Dartmouth-Hitchcock Health,
Sec’d. Notes, Series B	4.178	08/01/48		100	76,299
HCA, Inc., Gtd. Notes	5.375	02/01/25		110	108,659
MidMichigan Health,
Sec’d. Notes, Series 2020	3.409	06/01/50		100	63,997
Nationwide Children’s Hospital, Inc.,
Unsec’d. Notes	4.556	11/01/52		30	24,992
Queen’s Health Systems (The),
Sec’d. Notes	4.810	07/01/52		25	21,804

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    19

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A	4.375%	01/15/30	50	$42,030
Texas Health Resources,
Sr. Unsec’d. Notes	2.328	11/15/50	100	53,065

				390,846

Home Builders 1.5%

Beazer Homes USA, Inc., Gtd. Notes	7.250	10/15/29	110	91,029
M/I Homes, Inc., Gtd. Notes	3.950	02/15/30	85	64,598
Taylor Morrison Communities, Inc.,
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	205	170,435

				326,062

Housewares 0.3%

Scotts Miracle-Gro Co. (The), Gtd. Notes	4.375	02/01/32	85	64,576

Insurance 0.3%

Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A	4.400	04/05/52	40	29,286
Liberty Mutual Group, Inc., Gtd. Notes, 144A	5.500	06/15/52	30	24,697
MetLife, Inc.,
Sr. Unsec’d. Notes	5.000	07/15/52	15	13,094

				67,077

Iron/Steel 0.3%

Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	3.250	01/15/31	90	73,196

Media 2.1%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.250	01/15/34	50	36,715
Sr. Unsec’d. Notes, 144A	4.500	06/01/33	215	163,764
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.900	06/01/52	60	37,115

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Discovery Communications LLC, Gtd. Notes	5.300%	05/15/49		45	$32,443
DISH DBS Corp., Gtd. Notes	7.750	07/01/26		55	46,463
Paramount Global,
Sr. Unsec’d. Notes	5.850	09/01/43		50	40,716
Virgin Media Finance PLC (United Kingdom), Gtd. Notes	3.750	07/15/30	EUR	100	77,853

					435,069

Oil & Gas 2.0%

Aker BP ASA (Norway), Gtd. Notes, 144A	3.100	07/15/31		200	156,991
Sr. Unsec’d. Notes, 144A	3.750	01/15/30		230	195,794
Chesapeake Energy Corp., Gtd. Notes, 144A	5.875	02/01/29		80	75,601

					428,386

Packaging & Containers 0.5%

ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	100	67,067
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	6.625	05/13/27		45	43,033

					110,100

Pharmaceuticals 0.6%

Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	02/15/29		25	9,705
Gtd. Notes, 144A	5.250	01/30/30		25	9,625
Gtd. Notes, 144A	5.250	02/15/31		165	64,762
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40		60	37,358

					121,450

Pipelines 0.5%

ONEOK, Inc.,
Gtd. Notes	4.450	09/01/49		140	96,314

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    21

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate 0.9%

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A	3.875%	03/20/27		200	$182,242

Real Estate Investment Trusts (REITs) 1.7%

Diversified Healthcare Trust, Gtd. Notes	4.375	03/01/31		140	93,231
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series J	2.900	12/15/31		25	18,099
Sun Communities Operating LP, Gtd. Notes	4.200	04/15/32		70	57,781
Welltower, Inc.,
Sr. Unsec’d. Notes	3.100	01/15/30		125	102,217
Weyerhaeuser Co.,
Sr. Unsec’d. Notes	4.000	04/15/30		110	96,058

					367,386

Retail 0.4%

O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes	4.700	06/15/32		30	28,064
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.000	06/01/31		60	50,410

					78,474

Semiconductors 0.3%

Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A	3.137	11/15/35		90	62,425

Software 0.3%

Autodesk, Inc.,
Sr. Unsec’d. Notes	2.400	12/15/31		90	69,479

Telecommunications 3.1%

Millicom International Cellular SA (Colombia),
Sr. Unsec’d. Notes	6.250	03/25/29		180	156,937
TalkTalk Telecom Group Ltd. (United Kingdom),
Gtd. Notes	3.875	02/20/25	GBP	100	91,171

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

T-Mobile USA, Inc.,
Sr. Unsec’d. Notes	4.375%	04/15/40	155	$126,340
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	1.500	09/18/30	375	278,629

				653,077

TOTAL CORPORATE BONDS (cost $10,241,451)				7,887,750

MUNICIPAL BONDS 1.3%

Indiana 0.3%

Indiana Finance Authority,
Taxable, Revenue Bonds	3.051	01/01/51	80	54,942

Michigan 0.2%

Michigan State University,
Taxable, Revenue Bonds, Series A	4.165	08/15/2122	25	17,065
University of Michigan,
Taxable, Revenue Bonds, Series A	4.454	04/01/2122	40	29,832

				46,897

Minnesota 0.1%

University of Minnesota,
Taxable, Revenue Bonds	4.048	04/01/52	25	19,871

Missouri 0.3%

Health & Educational Facilities Authority of the State of Missouri,
Taxable, Revenue Bonds, Series A	3.229	05/15/50	100	67,872

Virginia 0.4%

University of Virginia,
Taxable, Revenue Bonds, Series A	3.227	09/01/2119	165	90,063

TOTAL MUNICIPAL BONDS (cost $445,070)				279,645

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    23

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.3%

FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	5.097%(c)	09/25/41	250	$212,658
Oaktown Re II Ltd.,
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	5.136(c)	07/25/28	387	386,790
Radnor Re Ltd.,
Series 2021-01, Class M1A, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 1.650%)	4.647(c)	12/27/33	103	102,300

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $740,928)				701,748

U.S. GOVERNMENT AGENCY OBLIGATIONS 19.4%

Federal Home Loan Mortgage Corp.	3.000	01/01/52	243	206,992
Federal Home Loan Mortgage Corp.	5.000	06/01/52	105	101,150
Federal Home Loan Mortgage Corp.	5.500	07/01/52	177	174,767
Federal National Mortgage Assoc.	2.000	11/01/51	64	50,529
Federal National Mortgage Assoc.	2.500	TBA	500	409,086
Federal National Mortgage Assoc.	3.000	03/01/52	241	205,499
Federal National Mortgage Assoc.	3.500	TBA	250	219,597
Federal National Mortgage Assoc.	3.500	04/01/52	243	213,570
Federal National Mortgage Assoc.	4.000	04/01/52	240	217,985
Federal National Mortgage Assoc.	4.500	06/01/52	395	370,920
Federal National Mortgage Assoc.	5.000	TBA(tt)	250	241,065
Federal National Mortgage Assoc.	5.000	TBA	500	481,563
Federal National Mortgage Assoc.	5.500	TBA	500	492,126
Government National Mortgage Assoc.	3.000	08/20/51	294	257,689
Government National Mortgage Assoc.	3.500	12/20/51	248	223,444
Government National Mortgage Assoc.	4.500	TBA(tt)	250	236,914

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $4,223,194)				4,102,896

U.S. TREASURY OBLIGATIONS 8.8%
U.S. Treasury Bonds(k)	1.750	08/15/41	2,305	1,504,013
U.S. Treasury Bonds	2.500	05/15/46	115	82,027

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Bonds	3.375%	08/15/42	105	$90,628
U.S. Treasury Strips Coupon	2.154(s)	05/15/43	455	177,948

TOTAL U.S. TREASURY OBLIGATIONS (cost $2,642,804)				1,854,616

TOTAL LONG-TERM INVESTMENTS (cost $26,097,727)				21,741,690

			Shares

SHORT-TERM INVESTMENT 7.4%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $1,572,769)			1,572,769	1,572,769

TOTAL INVESTMENTS 110.3% (cost $27,670,496)				23,314,459
Liabilities in excess of other assets(z) (10.3)%				(2,186,494)

NET ASSETS 100.0%				$21,127,965

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BNP—BNP Paribas S.A.

CDX—Credit Derivative Index

CIGM—Citigroup Global Markets, Inc.

CLO—Collateralized Loan Obligation

EMTN—Euro Medium Term Note

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

iBoxx—Bond Market Indices

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

OTC—Over-the-counter

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    25

Schedule of Investments  (continued)

as of October 31, 2022

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMIC—Real Estate Mortgage Investment Conduit

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

STRIPs—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TBA—To Be Announced

TD—The Toronto-Dominion Bank

USOIS—United States Overnight Index Swap

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 500,000 is 2.4% of net assets.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at October 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
17	2 Year U.S. Treasury Notes	Dec. 2022	$3,474,508	$(65,294)
25	5 Year U.S. Treasury Notes	Dec. 2022	2,664,844	(88,685)
5	10 Year U.S. Treasury Notes	Dec. 2022	552,969	20
9	30 Year U.S. Ultra Treasury Bonds	Dec. 2022	1,148,906	(131,935)

				(285,894)

Short Positions:
2	5 Year Euro-Bobl	Dec. 2022	236,528	7,331
1	10 Year Euro-Bund	Dec. 2022	136,813	7,096
4	10 Year U.S. Ultra Treasury Notes	Dec. 2022	463,938	40,346
5	20 Year U.S. Treasury Bonds	Dec. 2022	602,500	30,944
1	Euro Schatz Index	Dec. 2022	105,678	1,353

				87,070

				$(198,824)

See Notes to Financial Statements.

26

Forward foreign currency exchange contracts outstanding at October 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 11/02/22	JPM	GBP 266	$300,756	$304,627	$3,871	$—
Expiring 11/02/22	JPM	GBP 101	114,590	115,578	988	—
Euro,
Expiring 11/02/22	BNP	EUR 754	748,408	744,810	—	(3,598)
Expiring 11/02/22	JPM	EUR 104	102,740	103,114	374	—
Expiring 11/02/22	MSI	EUR 19	18,857	19,044	187	—

			$1,285,351	$1,287,173	5,420	(3,598)

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 11/02/22	MSI	GBP 355	$384,074	$406,924	$—	$(22,850)
Expiring 11/02/22	MSI	GBP 12	12,786	13,281	—	(495)
Expiring 12/02/22	JPM	GBP 266	300,976	304,890	—	(3,914)
Euro,
Expiring 11/02/22	TD	EUR 877	847,478	866,968	—	(19,490)
Expiring 12/02/22	BNP	EUR 754	749,998	746,452	3,546	—

			$2,295,312	$2,338,515	3,546	(46,749)

					$8,966	$(50,347)

Credit default swap agreements outstanding at October 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.39.V1	12/20/32	1.000%(Q	)	1,310	$23,704	$23,075	$(629)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    27

Schedule of Investments  (continued)

as of October 31, 2022

amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at October 31, 2022:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreement:
GBP 310	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 2.184%	$(4,295)	$41,046	$45,341

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

28

Total return swap agreements outstanding at October 31, 2022:

				Long
				(Short)		Upfront
				Notional		Premiums	Unrealized
	Financing		Termination	Amount	Fair	Paid	Appreciation
Reference Entity	Rate	Counterparty	Date	(000)#(1)	Value	(Received)	(Depreciation)(2)

OTC Total Return Swap Agreements:
iBoxx USD Liquid High Yield Index(T)	1 Day SOFR(Q)/ 3.050%	BNP	12/20/22	(1,340)	$65,216	$—	$65,216
Total Return Benchmark Bond Index(T)††	1 Day USOIS -50bps(T)/ 2.580%	GSI	01/27/23	(370)	1,312	—	1,312

					$66,528	$—	$66,528

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).
††	See the table below for the swap constituents. To the extent that any swap is composed of greater than 50 constituents, the Portfolio is only required to disclose the top 50.

The following table represents the individual positions and related values of underlying securities of Total Return Benchmark Bond Index total return swap with GSI, as of October 31, 2022, termination date 01/27/2023:

Corporate Bonds:

	Principal	Market	% of Total
Reference Entity	Amount	Value	Index Value
Bank of America Corp.	40,319,400	$27,901,751	7.00%
Wells Fargo & Co.	34,230,900	23,122,288	5.80%
Morgan Stanley	27,871,800	19,020,943	4.77%
Goldman Sachs Group, Inc.	28,954,200	18,442,609	4.62%
Citigroup, Inc.	26,654,100	17,241,178	4.32%
AT&T, Inc.	24,354,000	15,712,519	3.94%
Verizon Communications, Inc.	20,024,400	13,613,708	3.41%
Anheuser-Busch InBev Worldwide, Inc.	15,694,800	13,066,235	3.28%
Comcast Corp.	19,889,100	12,270,481	3.08%
Apple, Inc.	16,236,000	10,380,811	2.60%
Oracle Corp.	15,559,500	10,252,310	2.57%
AbbVie, Inc.	10,282,800	8,206,590	2.06%
Microsoft, Inc.	10,553,400	7,194,042	1.80%
Amazon.com, Inc.	10,147,500	7,024,231	1.76%
CVS Health Corp.	9,200,400	7,001,431	1.76%
UnitedHealth Group, Inc.	8,523,900	5,913,166	1.48%
Visa, Inc.	9,335,700	5,242,761	1.31%
Walt Disney Co.	6,494,400	4,795,335	1.20%
Shell International Finance BV	6,900,300	4,749,525	1.19%

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    29

Schedule of Investments  (continued)

as of October 31, 2022

Corporate Bonds: (continued)

	Principal	Market	% of Total
Reference Entity	Amount	Value	Index Value

Home Depot, Inc.	7,982,700	$4,580,753	1.15%
T-Mobile USA, Inc.	7,035,600	4,577,861	1.15%
Intel Corp.	7,441,500	4,571,336	1.15%
ExxonMobil Corp.	6,223,800	4,477,427	1.12%
Pfizer, Inc.	6,494,400	4,322,121	1.08%
Broadcom, Inc.	6,629,700	4,274,347	1.07%
Amgen, Inc.	6,765,000	4,231,798	1.06%
Bristol-Myers Squibb Co.	6,494,400	4,005,551	1.00%
Telefonica Emisiones, S.A.U	5,412,000	3,918,494	0.98%
General Motors Co.	4,870,800	3,822,165	0.96%
Cigna Corp.	5,547,300	3,734,187	0.94%
Intercontinental Exchange, Inc.	5,547,300	3,567,596	0.89%
Pacific Gas & Electric Co.	4,600,200	3,526,559	0.88%
PepsiCo, Inc.	4,464,900	3,526,329	0.88%
Raytheon Technologies Corp.	5,682,600	3,474,455	0.87%
Enterprise Products Operating LLC	5,412,000	3,442,828	0.86%
B.A.T. Capital Corp.	5,547,300	3,353,476	0.84%
Altria Group, Inc.	5,412,000	3,207,703	0.80%
Gilead Sciences, Inc.	5,276,700	3,200,493	0.80%
Johnson & Johnson	5,276,700	3,165,123	0.79%
McDonald’s Corp.	3,788,400	2,972,227	0.75%
Vodafone Group PLC	4,194,300	2,963,499	0.74%
Coca-Cola Co.	4,194,300	2,890,909	0.72%
FedEx Corp.	3,111,900	2,733,020	0.69%
BP Capital Markets America, Inc.	4,194,300	2,710,734	0.68%
Anthem, Inc.	3,788,400	2,659,305	0.67%
American International Group, Inc.	3,111,900	2,483,741	0.62%
International Business Machines Corp	3,788,400	2,351,433	0.59%
Union Pacific Corp.	3,653,100	2,339,295	0.59%
Simon Property Group, Inc.	3,382,500	2,322,523	0.58%
MidAmerican Energy Co.	3,788,400	2,310,091	0.58%

		$336,869,293

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$66,528	$—

See Notes to Financial Statements.

30

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$—	$78,953
JPS	—	163,125

Total	$—	$242,078

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$93,777	$—
Collateralized Loan Obligations	—	3,817,485	—
Consumer Loans	—	241,319	—
Commercial Mortgage-Backed Securities	—	2,762,454	—
Corporate Bonds.	—	7,887,750	—
Municipal Bonds.	—	279,645	—
Residential Mortgage-Backed Securities	—	701,748	—
U.S. Government Agency Obligations	—	4,102,896	—
U.S. Treasury Obligations	—	1,854,616	—
Short-Term Investment
Unaffiliated Fund	1,572,769	—	—

Total	$1,572,769	$21,741,690	$—

Other Financial Instruments*
Assets
Futures Contracts	$87,090	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	8,966	—

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    31

Schedule of Investments  (continued)

as of October 31, 2022

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
Centrally Cleared Interest Rate Swap Agreement	$—	$45,341	$—
OTC Total Return Swap Agreements	—	66,528	—

Total	$87,090	$120,835	$—

Liabilities
Futures Contracts	$(285,914)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(50,347)	—
Centrally Cleared Credit Default Swap Agreement	—	(629)	—

Total	$(285,914)	$(50,976)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2022 were as follows:

U.S. Government Agency Obligations	19.4%
Collateralized Loan Obligations	18.1
Commercial Mortgage-Backed Securities	13.1
Banks	8.8
U.S. Treasury Obligations	8.8
Unaffiliated Fund	7.4
Residential Mortgage-Backed Securities	3.3
Telecommunications	3.1
Electric	2.2
Commercial Services	2.1
Media	2.1
Oil & Gas	2.0
Healthcare-Services	1.9
Real Estate Investment Trusts (REITs)	1.7
Home Builders	1.5
Municipal Bonds	1.3
Consumer Loans	1.1
Auto Manufacturers	0.9
Building Materials	0.9
Forest Products & Paper	0.9
Aerospace & Defense	0.9
Foods	0.9
Real Estate	0.9

Engineering & Construction	0.8%
Energy-Alternate Sources	0.8
Pharmaceuticals	0.6
Diversified Financial Services	0.5
Packaging & Containers	0.5
Pipelines	0.5
Automobiles	0.5
Retail	0.4
Iron/Steel	0.3
Software	0.3
Insurance	0.3
Housewares	0.3
Semiconductors	0.3
Airlines	0.3
Gas	0.2
Beverages	0.2
Electronics	0.1
Entertainment	0.1

110.3
Liabilities in excess of other assets	(10.3)

100.0%

See Notes to Financial Statements.

32

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$629	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	8,966		Unrealized depreciation on OTC forward foreign currency exchange contracts	50,347
Interest rate contracts	Due from/to broker-variation margin futures	87,090	*	Due from/to broker- variation margin futures	285,914	*
Interest rate contracts	Due from/to broker-variation margin swaps	45,341	*	—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	66,528		—	—

		$207,925			$336,890

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$1,272
Foreign exchange contracts	—	280,076	—
Interest rate contracts	(627,697)	—	409,447

Total	$(627,697)	$280,076	$410,719

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    33

Schedule of Investments  (continued)

as of October 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$(629)
Foreign exchange contracts	—	(40,491)	—
Interest rate contracts	(219,285)	—	108,983

Total	$(219,285)	$(40,491)	$108,354

For the year ended October 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$7,282,025
Futures Contracts - Short Positions (1)	4,171,782
Forward Foreign Currency Exchange Contracts - Purchased (2)	1,444,557
Forward Foreign Currency Exchange Contracts - Sold (2)	2,789,417
Interest Rate Swap Agreements (1)	491,601
Credit Default Swap Agreements - Buy Protection (1)	262,000
Total Return Swap Agreements (1)	1,480,000

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2022.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BNP	$68,762	$(3,598)	$65,164	$—	$65,164
GSI	1,312	—	1,312	—	1,312
JPM	5,233	(3,914)	1,319	—	1,319
MSI	187	(23,345)	(23,158)	—	(23,158)
TD	—	(19,490)	(19,490)	—	(19,490)

	$75,494	$(50,347)	$25,147	$—	$25,147

See Notes to Financial Statements.

34

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    35

Statement of Assets and Liabilities

as of October 31, 2022

Assets

Unaffiliated investments (cost $27,670,496)	$23,314,459
Foreign currency, at value (cost $2,203)	2,187
Receivable for investments sold	679,179
Dividends and interest receivable	147,629
Unrealized appreciation on OTC swap agreements	66,528
Due from Manager	10,929
Unrealized appreciation on OTC forward foreign currency exchange contracts	8,966
Due from broker—variation margin swaps	4,186
Receivable for Fund shares sold	5
Prepaid expenses and other assets	1,483

Total Assets	24,235,551

Liabilities

Payable for investments purchased	2,955,313
Accrued expenses and other liabilities	79,708
Unrealized depreciation on OTC forward foreign currency exchange contracts	50,347
Due to broker—variation margin futures	21,224
Directors’ fees payable	801
Affiliated transfer agent fee payable	121
Distribution fee payable	42
Payable for Fund shares purchased	28
Dividends payable	2

Total Liabilities	3,107,586

Net Assets	$21,127,965

Net assets were comprised of:
Common stock, at par	$2,650
Paid-in capital in excess of par	26,422,130
Total distributable earnings (loss)	(5,296,815)

Net assets, October 31, 2022	$21,127,965

See Notes to Financial Statements.

36

Class A

Net asset value and redemption price per share, ($ 99,601 ÷ 12,491 shares of common stock issued and outstanding)	$7.97

Maximum sales charge (3.25% of offering price)	0.27

Maximum offering price to public	$8.24

Class C

Net asset value, offering price and redemption price per share, ($ 22,013 ÷ 2,762 shares of common stock issued and outstanding)	$7.97

Class Z

Net asset value, offering price and redemption price per share, ($ 385,490 ÷ 48,353 shares of common stock issued and outstanding)	$7.97

Class R6

Net asset value, offering price and redemption price per share, ($ 20,620,861 ÷ 2,586,787 shares of common stock issued and outstanding)	$7.97

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    37

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Interest income (net of $320 foreign withholding tax)	$680,254
Unaffiliated dividend income	13,747
Affiliated dividend income	234
Income from securities lending, net (including affiliated income of $22)	104

Total income	694,339

Expenses
Management fee	103,495
Distribution fee(a)	750
Registration fees(a)	120,314
Audit fee	70,000
Offering fees	53,762
Custodian and accounting fees	44,375
Legal fees and expenses	27,123
Shareholders’ reports	21,898
Directors’ fees	9,481
Transfer agent’s fees and expenses (including affiliated expense of $675)(a)	1,066
Miscellaneous	18,652

Total expenses	470,916
Less: Fee waiver and/or expense reimbursement(a)	(377,859)

Net expenses	93,057

Net investment income (loss)	601,282

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(12))	(688,719)
Futures transactions	(627,697)
Forward currency contract transactions	280,076
Swap agreement transactions	410,719
Foreign currency transactions	(45,107)

(670,728)

Net change in unrealized appreciation (depreciation) on:
Investments	(4,336,092)
Futures	(219,285)
Forward currency contracts	(40,491)
Swap agreements	108,354
Foreign currencies	(658)

(4,488,172)

Net gain (loss) on investment and foreign currency transactions	(5,158,900)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(4,557,618)

See Notes to Financial Statements.

38

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	601	149	—	—
Registration fees	34,378	33,978	34,413	17,545
Transfer agent’s fees and expenses	461	72	430	103
Fee waiver and/or expense reimbursement	(37,029)	(34,212)	(37,658)	(268,960)

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    39

Statements of Changes in Net Assets

	Year Ended October 31, 2022	September 30, 2021* through October 31, 2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$601,282	$36,535
Net realized gain (loss) on investment and foreign currency transactions	(670,728)	1,771
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(4,488,172)	2,527

Net increase (decrease) in net assets resulting from operations	(4,557,618)	40,833

Dividends and Distributions

Distributions from distributable earnings
Class A	(6,427)	(15)
Class C	(336)	(7)
Class Z	(8,325)	(16)
Class R6	(726,075)	(42,483)

	(741,163)	(42,521)

Fund share transactions
Net proceeds from shares sold	1,654,472	25,044,000
Net asset value of shares issued in reinvestment of dividends and distributions	739,450	42,521
Cost of shares purchased	(1,052,009)	—

Net increase (decrease) in net assets from Fund share transactions	1,341,913	25,086,521

Total increase (decrease)	(3,956,868)	25,084,833

Net Assets:

Beginning of period	25,084,833	—

End of period	$21,127,965	$25,084,833

*	Commencement of operations.

See Notes to Financial Statements.

40

Financial Highlights

Class A Shares
	Year Ended October 31, 2022	September 30, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.97)	-	(c)
Total from investment operations	(1.78)	0.01
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.01)
Distributions from net realized gains	(0.01)	-
Total dividends and distributions	(0.25)	(0.01)
Net asset value, end of period	$7.97	$10.00
Total Return(d):	(18.02)%	0.14%

Ratios/Supplemental Data:
Net assets, end of period (000)	$100	$14
Average net assets (000)	$241	$11
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.76%	0.76	%(f)
Expenses before waivers and/or expense reimbursement	16.15%	197.84	%(f)
Net investment income (loss)	2.20%	1.28	%(f)
Portfolio turnover rate(g)	152%	77%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)	Amount rounds to zero.

(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.

(f)	Annualized, with the exception of certain non-recurring expenses.

(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    41

Financial Highlights (continued)

Class C Shares
	Year Ended October 31, 2022	September 30, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.15	-	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.00)	0.01
Total from investment operations	(1.85)	0.01
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.01)
Distributions from net realized gains	(0.01)	-
Total dividends and distributions	(0.18)	(0.01)
Net asset value, end of period	$7.97	$10.00
Total Return(d):	(18.64)%	0.07%

Ratios/Supplemental Data:
Net assets, end of period (000)	$22	$10
Average net assets (000)	$15	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.51%	1.51	%(f)
Expenses before waivers and/or expense reimbursement	231.24%	210.89	%(f)
Net investment income (loss)	1.64%	0.55	%(f)
Portfolio turnover rate(g)	152%	77%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)	Amount rounds to zero.

(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.

(f)	Annualized, with the exception of certain non-recurring expenses.

(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class Z Shares
	Year Ended October 31, 2022	September 30, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.99)	0.01
Total from investment operations	(1.76)	0.02
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.02)
Distributions from net realized gains	(0.01)	-
Total dividends and distributions	(0.27)	(0.02)
Net asset value, end of period	$7.97	$10.00
Total Return(c):	(17.81)%	0.16%

Ratios/Supplemental Data:
Net assets, end of period (000)	$385	$10
Average net assets (000)	$266	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.49%	0.49	%(e)
Expenses before waivers and/or expense reimbursement	14.67%	205.91	%(e)
Net investment income (loss)	2.62%	1.57	%(e)
Portfolio turnover rate(f)	152%	77%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.

(e)	Annualized, with the exception of certain non-recurring expenses.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    43

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31, 2022	September 30, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.97)	-	(c)
Total from investment operations	(1.74)	0.02
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.02)
Distributions from net realized gains	(0.01)	-
Total dividends and distributions	(0.29)	(0.02)
Net asset value, end of period	$7.97	$10.00
Total Return(d):	(17.71)%	0.17%

Ratios/Supplemental Data:
Net assets, end of period (000)	$20,621	$25,051
Average net assets (000)	$23,001	$24,942
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.39%	0.39	%(f)
Expenses before waivers and/or expense reimbursement	1.56%	1.69	%(f)
Net investment income (loss)	2.56%	1.67	%(f)
Portfolio turnover rate(g)	152%	77%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)	Amount rounds to zero.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.

(f)	Annualized, with the exception of certain non-recurring expenses.

(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 17 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM ESG Total Return Bond Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM ESG Total Return Bond Fund    45

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an

46

approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the

PGIM ESG Total Return Bond Fund    47

Notes to Financial Statements (continued)

fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

48

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

PGIM ESG Total Return Bond Fund    49

Notes to Financial Statements (continued)

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap,

50

represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

PGIM ESG Total Return Bond Fund    51

Notes to Financial Statements (continued)

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

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Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon

PGIM ESG Total Return Bond Fund    53

Notes to Financial Statements (continued)

liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: The Fund entered into mortgage dollar rolls in which the Fund sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Offering and Organization Costs: Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over twelve months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed as incurred.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

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Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.44% of average daily net assets up to $1 billion;	0.44%
0.42% of average daily net assets from $1 billion to $3 billion;
0.40% of average daily net assets from $3 billion to $5 billion;
0.39% of average daily net assets from $5 billion to $10 billion;
0.38% of average daily net assets from $10 billion to $50 billion;

PGIM ESG Total Return Bond Fund    55

Notes to Financial Statements (continued)

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.37% of average daily net assets from $50 billion to $100 billion; and
0.36% of average daily net assets over $100 billion.

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	0.76%
C	1.51
Z	0.49
R6	0.39

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

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The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2022, PIMS has not received any front-end sales charges (“FESL”) resulting from sales of certain class shares. Additionally, for the year ended October 31, 2022, PIMS did not receive any contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

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Notes to Financial Statements (continued)

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$36,323,675	$31,633,204

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$1,693,286	$1,326,126	$3,019,412	$—	$—	$—	—	$234

PGIM Institutional Money Market Fund(1)(b)(wa)

120,788	16,496	137,272	—	(12)	—	—	22(2)
$1,814,074	$1,342,622	$3,156,684	$—	$(12)	$—		$256

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund were $717,513 of ordinary income and $23,650 of long-term capital gains. For the period ended October 31, 2021, the tax character of dividends paid by the Fund were $40,558 of ordinary income $1,963 of long-term capital gains.

As of October 31, 2022, the accumulated undistributed earnings on a tax basis was $254,946 of ordinary income.

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The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$27,586,460	$175,003	$(4,575,969)	$(4,400,966)

The difference between GAAP and tax basis were primarily attributable to bond premium amortization, deferred losses on wash sales, swaps, mark-to-market of futures and forwards contracts and other GAAP to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $1,151,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the two fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

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Notes to Financial Statements (continued)

The RIC is authorized to issue 55,500,000,000 shares of common stock, $0.001 par value per share, 1,500,000,000 of which are designated as shares of the Fund. The shares are currently classified and designated as follows:

Class	Number of Shares
A	200,000,000
C	300,000,000
Z	600,000,000
R6	400,000,000

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	1,030	8.2%
C	1,021	37.0
Z	1,033	2.1
R6	2,586,787	100.0

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	97.6%
Unaffiliated	—	—

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2022:
Shares sold	101,067	$930,498
Shares issued in reinvestment of dividends and distributions	541	4,720
Shares purchased	(90,520)	(772,914)
Net increase (decrease) in shares outstanding	11,088	$162,304

Period ended October 31, 2021*:
Shares sold	1,402	$14,000
Shares issued in reinvestment of dividends and distributions	1	15
Net increase (decrease) in shares outstanding	1,403	$14,015

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Share Class	Shares	Amount

Class C
Year ended October 31, 2022:
Shares sold	1,722	$15,000
Shares issued in reinvestment of dividends and distributions	39	336
Net increase (decrease) in shares outstanding	1,761	$15,336

Period ended October 31, 2021*:
Shares sold	1,000	$10,000
Shares issued in reinvestment of dividends and distributions	1	7
Net increase (decrease) in shares outstanding	1,001	$10,007

Class Z
Year ended October 31, 2022:
Shares sold	78,983	$708,502
Shares issued in reinvestment of dividends and distributions	970	8,319
Shares purchased	(32,602)	(279,078)
Net increase (decrease) in shares outstanding	47,351	$437,743

Period ended October 31, 2021*:
Shares sold	1,000	$10,000
Shares issued in reinvestment of dividends and distributions	2	16
Net increase (decrease) in shares outstanding	1,002	$10,016

Class R6
Year ended October 31, 2022:
Shares sold	2	$472
Shares issued in reinvestment of dividends and distributions	81,539	726,075
Shares purchased	(2)	(17)
Net increase (decrease) in shares outstanding	81,539	$726,530

Period ended October 31, 2021*:
Shares sold	2,501,000	$25,010,000
Shares issued in reinvestment of dividends and distributions	4,248	42,483
Net increase (decrease) in shares outstanding	2,505,248	$25,052,483

*	Commencement of operations was September 30, 2021.

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary

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Notes to Financial Statements (continued)

funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2022.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Collateralized Loan Obligations (“CLOs”) Risk: CLOs are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of CLOs may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets.

“Covenant-Lite” Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and

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do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to

PGIM ESG Total Return Bond Fund    63

Notes to Financial Statements (continued)

operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

ESG Methodology Risk: Because the subadviser utilizes screens and other exclusionary tools in its ESG methodology, this may result in the Fund forgoing opportunities to make certain investments when it might otherwise be advantageous to do so, or sell investments based on its ESG methodology criteria when it might be otherwise disadvantageous for it to do so. In evaluating an issuer, the subadviser is dependent upon information and data, including from third party data providers, that may be incomplete, inaccurate, or unavailable, or that may present conflicting information and data with respect to an issuer,

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which in each case could cause the subadviser to incorrectly assess an issuer’s business practices with respect to ESG. Issuers that are assigned a higher ESG Impact Rating by the subadviser may underperform similar issuers that have a lower ESG Impact Rating and/or may underperform the market as a whole. As a result, the Fund may underperform funds that do not screen or score companies based on ESG factors or funds that use a different ESG methodology. ESG Impact Ratings are inherently subjective and the subadviser’s assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s ESG Impact Ratings may differ from that of other funds or an investor. As a result, the Fund may invest in issuers that do not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

Floating Rate and Other Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction

PGIM ESG Total Return Bond Fund    65

Notes to Financial Statements (continued)

with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings

66

may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or

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Notes to Financial Statements (continued)

conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

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New Fund Risk: The Fund recently commenced operations. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if it becomes larger and after it has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could result in transaction costs and have negative tax consequences for shareholders.
Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

Reference Rate Risk: The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. The Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR as well as loan facilities used by the Fund. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness

PGIM ESG Total Return Bond Fund    69

Notes to Financial Statements (continued)

and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund’s performance or net asset value.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. Government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U. S. Government securities may be affected by changes in the credit rating of the U. S. Government.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 17 and Shareholders of PGIM ESG Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM ESG Total Return Bond Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 17, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2022 and for the period September 30, 2021 (commencement of operations) through October 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year ended October 31, 2022, and the changes in its net assets and the financial highlights for the year ended October 31, 2022 and for the period September 30, 2021 (commencement of operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 19, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2022, the Fund reports the maximum amount allowed per share, but not less than $0.01 for Class A, C, Z, and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2022, the Fund reports the maximum amount allowable but not less than 46.01% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM ESG Total Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM ESG Total Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM ESG Total Return Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM ESG Total Return Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

SUB-SUBADVISER	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM ESG Total Return Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM ESG TOTAL RETURN BOND FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PAIWX	PAIYX	PAIZX	PAJBX

CUSIP	74440B785	74440B777	74440B769	74440B751

MF246E

PGIM ESG SHORT DURATION MULTI-SECTOR

BOND FUND

ANNUAL REPORT

OCTOBER 31, 2022

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This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM ESG Short Duration Multi-Sector Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM ESG Short Duration Multi-Sector Bond Fund

December 15, 2022

PGIM ESG Short Duration Multi-Sector Bond Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

Total Returns as of 10/31/22 Since Inception (%)

Class A

(without sales charges)	-2.82 (05/25/2022)

Class C

(without sales charges)	-3.13 (05/25/2022)

Class Z

(without sales charges)	-2.62 (05/25/2022)

Class R6

(without sales charges)	-2.59 (05/25/2022)

Bloomberg US Government/Credit 1-3 Year Index

-2.29

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Government/Credit 1-3 Year Index by portraying the initial account values at the commencement of operations for Class Z shares (May 25, 2022) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

PGIM ESG Short Duration Multi-Sector Bond Fund    5

Your Fund’s Performance (continued)

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	2.25% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

Bloomberg US Government/Credit 1–3 Year Index—The Bloomberg US Government/Credit 1–3 Year Index is an unmanaged index considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 10/31/22 (%)

AAA	83.5

AA	3.1

A	2.4

BBB	5.4

BB	3.4

B	0.1

Cash/Cash Equivalents	2.1

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 10/31/22

	Total Distributions Paid for Five Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.12	3.98	-13.84

Class C	0.09	3.24	-51.89

Class Z	0.14	4.46	-184.80

Class R6	0.14	4.53	2.75

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM ESG Short Duration Multi-Sector Bond Fund    7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM ESG Short Duration Multi-Sector Bond Fund’s Class Z shares returned –2.62% in the five-month reporting period from the Fund’s inception on May 25, 2022, through October 31, 2022, underperforming the –2.29% return of the Bloomberg US Government/Credit 1-3 Year Index (the Index) during that same time.

What were the market conditions?

•

A shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets during the reporting period. Concerns about central bank tightening, hard economic landings, and the war in Ukraine led global credit spreads to be notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing.

•

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than they had been over the prior decade of low inflation. A succession of federal funds rate hikes—including outsized 75 basis-point (bp) hikes in June, July, and September—confirmed to markets that the Federal Reserve (the Fed) is fully focused on tackling inflation. (One basis point equals 0.01%.)

•

At the August Jackson Hole symposium, Fed Chairman Jerome Powell’s speech was successful in lifting rate-hike expectations for 2022 and removing market pricing for rate cuts in 2023. While long-run inflation expectations remain relatively subdued at this point, Powell expressed the need to exercise vigilance about the trajectory of market expectations to avoid a self-fulfilling inflation spiral. Underpinning this escalation in rhetoric was the reality that Fed officials do not know how high they will ultimately take the fed funds rate in order to tame inflation.

•

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted during the last three months of the period. The 10-year/2-year Treasury spread declined from 0.25% on May 25, 2022 to –0.44% by the end of the period on October 31, 2022.

•

Beginning the period at 2.75%, US 10-year Treasury yields ended the period at 4.05%. Meanwhile, the yield on the 2-year Treasury note ended the period at 4.49%, a rise of 199 bps since the beginning of the period.

•

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of 2022 as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads widened, with collateralized loan obligation (CLO) and commercial mortgage-backed securities (CMBS) spreads trading well above their recent tights by the end of the period. The emerging markets sector posted negative total returns, and

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spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed Treasuries on concerns that the Fed may begin selling MBS if officials need to step up their inflation fight.

What worked?

•	The Fund’s yield curve positioning, principally along the US Treasury curve, contributed to performance during the reporting period.

•	Overall sector allocation contributed to performance during the period, with overweights relative to Index to high yield bonds and investment-grade corporate bonds contributing the most.

•	While overall security selection detracted during the period, selection in CMBS contributed to performance.

•	In individual security selection, the Fund benefited from its positioning in I Squared Capital Advisors LLC (electric utilities) and HSBC Holdings plc (banking).

What didn’t work?

•	During the period, the Fund’s duration positioning detracted from returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	While overall sector allocation contributed to performance, overweights relative to the Index to CLOs, CMBS, and emerging markets detracted.

•	Within security selection, positions in investment-grade corporate bonds, emerging markets bonds, high yield bonds, and CLOs detracted the most.

•	Within credit, positioning in the banking and electric utilities sectors and in foreign non-corporate bonds detracted from performance.

•	In individual security selection, overweights relative to the Index to Morgan Stanley (banking), JP Morgan Chase & Co. (banking), and Bank of America Corp. (banking) detracted from performance.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures to help manage duration positioning and yield curve exposure, which contributed to performance. Credit default swaps and credit default swap index (CDX) positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure contributed during the period.

Current outlook

•	PGIM Fixed Income maintains that it will likely take another quarter to see a material downtrend in the key categories of services inflation. Such relief would come from a

PGIM ESG Short Duration Multi-Sector Bond Fund    9

Strategy and Performance Overview* (continued)

combination of a slowdown in labor demand, in line with other slowing measures of aggregate demand, and incremental gains in labor supply as workers with lower balances of savings are drawn back into the workforce.

•

Based on its review of inflation and other macroeconomic data, PGIM Fixed Income believes the Fed is unlikely to soon stop raising rates and, as a result, recently raised its terminal rate projection to 4.75% by January—assuming 50-bp and 25-bp rate hikes in December and January, respectively. This would likely be followed by precautionary rate cuts by the end of the second quarter of 2023, as the downturn takes hold amid a negative fiscal impulse, mounting external shocks, and tighter financial conditions.

•

Beyond the progression of events over the next few quarters or years, PGIM Fixed Income expects economic conditions to eventually return to a configuration more like pre-COVID-19 conditions, as an aging demographic and high debt burdens are likely to drive a return to moderate growth and inflation, which may lead to a lower interest rate environment.

•

PGIM Fixed Income maintains its positive view of spread sectors over the medium to long term and holds allocations to structured products (CLOs, CMBS), investment-grade corporate bonds, high yield bonds, and emerging market bonds. Relative to the Index, the Fund is underweight MBS in favor of more attractive opportunities across spread sectors.

•

In terms of calling the peak in long-term rates, given the economic strength and level of inflation, PGIM Fixed income believes it is too early to preclude the possibility of higher highs. Yet, from a long-term perspective, exposure to developed market duration is becoming more compelling after the broad repricing and with the looming moderation in global growth. While acknowledging the immediate trajectory of inflation is going to dictate market volatility and the path of the US Treasury 10-year yield, PGIM Fixed Income’s base case is that implied volatility will ultimately decline, and the 10-year yield will stay below the terminal rate of this interest rate hiking cycle when it is eventually reached. In the meantime, in PGIM Fixed Income’s view, the best course will be to focus on the micro-alpha opportunities within and across sectors.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

10    Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM ESG Short Duration Multi-Sector Bond Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM ESG Short Duration Multi-Sector Bond Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual**	$1,000.00	$ 971.80	0.86%	$3.72
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38
Class C	Actual**	$1,000.00	$ 968.70	1.61%	$6.95
	Hypothetical	$1,000.00	$1,017.09	1.61%	$8.19
Class Z	Actual**	$1,000.00	$ 973.80	0.40%	$1.73
	Hypothetical	$1,000.00	$1,023.19	0.40%	$2.04
Class R6	Actual**	$1,000.00	$ 974.10	0.33%	$1.43
	Hypothetical	$1,000.00	$1,023.54	0.33%	$1.68

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**“Actual” expenses are calculated using 160-day period ended October 31, 2022 due to the Fund’s inception date of May 25, 2022.

12    Visit our website at pgim.com/investments

Schedule of Investments

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.3%

ASSET-BACKED SECURITIES 21.3%

Collateralized Loan Obligations 21.0%
Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A, 3 Month SOFR + 2.600% (Cap N/A, Floor 2.600%)	5.100%(c)	07/15/30	250	$246,540
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	5.363(c)	01/20/32	250	241,611
Ballyrock CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)	5.253(c)	10/20/31	250	242,460
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1RR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	5.323(c)	01/20/32	250	243,509
Carlyle US CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 0.000%)	5.263(c)	04/20/31	250	244,010
Crown City CLO (Cayman Islands),
Series 2022-04A, Class A1, 144A, 3 Month SOFR + 2.230% (Cap N/A, Floor 2.230%)	5.888(c)	10/20/33	250	248,689
Elmwood CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)	5.283(c)	10/20/34	250	240,331
Generate CLO Ltd. (Cayman Islands),
Series 4A, Class A1R, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 0.000%)	5.333(c)	04/20/32	250	243,566
Grosvenor Place CLO BV (Ireland),
Series 2022-01A, Class A, 144A	— (p)	11/24/35	250	242,640
KKR CLO Ltd. (Cayman Islands),
Series 18, Class AR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)	5.134(c)	07/18/30	236	230,858
MidOcean Credit CLO (Cayman Islands),
Series 2017-07A, Class A1R, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)	5.119(c)	07/15/29	225	220,267
Oaktree CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)	4.825(c)	07/15/33	250	241,977
OFSI BSL Ltd. (Cayman Islands),
Series 2022-11A, Class A1, 144A, 3 Month SOFR + 2.100% (Cap N/A, Floor 2.100%)	6.029(c)	07/18/31	250	243,640

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    13

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-02A, Class A1R2, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	5.343%(c)	07/20/30	247	$241,436
PPM CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	5.229(c)	07/15/31	250	242,934
Race Point CLO Ltd. (Cayman Islands),
Series 2013-08A, Class AR2, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)	4.024(c)	02/20/30	237	233,115
Regatta Funding Ltd. (Cayman Islands),
Series 2021-04A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	5.393(c)	01/20/35	250	238,992
Rockford Tower CLO Ltd.,
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)	4.328(c)	07/20/33	250	244,548
Sound Point CLO Ltd. (Cayman Islands),
Series 2016-03A, Class AR2, 144A, 3 Month LIBOR + 0.990% (Cap N/A, Floor 0.990%)	5.315(c)	01/23/29	130	128,686
TICP CLO Ltd. (Cayman Islands),
Series 2018-03R, Class A, 144A, 3 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)	5.083(c)	04/20/28	232	229,751
TSTAT Ltd.,
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 2.300% (Cap N/A, Floor 2.300%)	4.854(c)	07/20/31	250	245,255
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	5.179(c)	07/17/31	250	242,578

				5,177,393

Consumer Loans 0.3%
Oportun Issuance Trust,
Series 2022-02, Class A, 144A	5.940	10/09/29	85	84,003

TOTAL ASSET-BACKED SECURITIES
(cost $5,324,351)				5,261,396

COMMERCIAL MORTGAGE-BACKED SECURITIES 7.2%
CCUBS Commercial Mortgage Trust,
Series 2017-C01, Class A3	3.283(cc)	11/15/50	250	223,887
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2	2.950	11/10/49	188	169,565

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Citigroup Commercial Mortgage Trust,
Series 2016-P05, Class A3	2.684%	10/10/49	63	$56,204
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class F, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	6.062(c)	05/15/36	100	95,916
CSAIL Commercial Mortgage Trust,
Series 2019-C17, Class A4	2.763	09/15/52	250	207,424
DBGS Mortgage Trust,
Series 2018-BIOD, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	5.314(c)	05/15/35	228	216,116
FHLMC Multifamily Structured Pass-Through Certificates,
Series K104, Class X1, IO	1.125(cc)	01/25/30	4,928	302,347
GS Mortgage Securities Trust,
Series 2019-GSA01, Class A3	2.794	11/10/52	195	162,175
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2014-C20, Class A4A1	3.538	07/15/47	183	180,384
Wells Fargo Commercial Mortgage Trust,
Series 2021-C59, Class A4	2.343	04/15/54	200	155,630

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $1,865,693)				1,769,648

CORPORATE BONDS 11.7%

Auto Manufacturers 0.5%
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	2.400	04/10/28	135	109,401
Sr. Unsec’d. Notes, SOFR + 1.200%	3.929(c)	11/17/23	21	20,825

				130,226

Banks 5.4%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31	300	235,516
Citigroup, Inc.,
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	175	139,191
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	2.383(ff)	07/21/32	150	111,670
HDFC Bank Ltd. (India),
Jr. Sub. Notes	3.700(ff)	08/25/26(oo)	200	159,500
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	2.522(ff)	04/22/31	375	295,785

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    15

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Mizrahi Tefahot Bank Ltd. (Israel),
Sub. Notes, 144A	3.077%(ff)	04/07/31	200	$166,500
Morgan Stanley,
Sr. Unsec’d. Notes, MTN	1.794(ff)	02/13/32	325	235,015

				1,343,177

Computers 0.7%
CA Magnum Holdings (India),
Sr. Sec’d. Notes	5.375	10/31/26	200	167,500

Electric 1.9%
Commonwealth Edison Co.,
First Mortgage	2.200	03/01/30	40	32,641
Connecticut Light & Power Co. (The),
First Mortgage, Series A	2.050	07/01/31	35	27,355
Kallpa Generacion SA (Peru),
Gtd. Notes, 144A	4.125	08/16/27	200	175,100
Light Servicos de Eletricidade SA/Light Energia SA (Brazil),
Gtd. Notes	4.375	06/18/26	200	161,200
Puget Energy, Inc.,
Sr. Sec’d. Notes	2.379	06/15/28	50	41,269
Southern California Edison Co.,
First Mortgage	2.850	08/01/29	25	20,930

				458,495

Entertainment 0.6%
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A	3.755	03/15/27	175	155,746

Healthcare-Services 0.2%
Nationwide Children’s Hospital, Inc.,
Unsec’d. Notes	4.556	11/01/52	60	49,984

Media 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	4.908	07/23/25	125	121,364

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas 0.9%
Aker BP ASA (Norway),
Gtd. Notes, 144A	3.100%	07/15/31	300	$235,487

Pipelines 0.4%
Targa Resources Corp.,
Gtd. Notes	4.200	02/01/33	125	104,630

Real Estate Investment Trusts (REITs) 0.5%
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL
Capital LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/25	25	24,771
Welltower, Inc.,
Sr. Unsec’d. Notes	2.700	02/15/27	100	88,457

				113,228

Water 0.1%
American Water Capital Corp.,
Sr. Unsec’d. Notes	3.750	09/01/28	25	23,048

TOTAL CORPORATE BONDS
(cost $3,226,294)				2,902,885

MUNICIPAL BOND 0.4%

California
Santa Clara Valley Transportation Authority,
Revenue Bonds, BABs
(cost $96,869)	5.876	04/01/32	90	91,642

SOVEREIGN BOND 0.3%
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A
(cost $101,399)	5.250	11/25/27	100	91,394

U.S. TREASURY OBLIGATIONS 56.4%
U.S. Treasury Notes(k)	2.500	04/30/24	13,445	13,029,045
U.S. Treasury Notes	2.625	05/31/27	930	866,862

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    17

Schedule of Investments (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(Continued)
U.S. Treasury Notes	2.750%	08/15/32	20	$17,909

TOTAL U.S. TREASURY OBLIGATIONS
(cost $14,393,402)				13,913,816

TOTAL LONG-TERM INVESTMENTS
(cost $25,008,008)				24,030,781

			Shares

SHORT-TERM INVESTMENT 3.6%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares)
(cost $883,369)			883,369	883,369

TOTAL INVESTMENTS 100.9%
(cost $25,891,377)				24,914,150
Liabilities in excess of other assets(z) (0.9)%				(234,034)

NET ASSETS 100.0%				$24,680,116

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar
144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
BABs—Build America Bonds
BOA—Bank of America, N.A.
CA—Credit Agricole Securities Inc.
CDX—Credit Derivative Index
CIGM—Citigroup Global Markets, Inc.
CLO—Collateralized Loan Obligation
FHLMC—Federal Home Loan Mortgage Corporation
IO—Interest Only (Principal amount represents notional)
JPS—J.P. Morgan Securities LLC
LIBOR—London Interbank Offered Rate
MTN—Medium Term Note
OTC—Over-the-counter
Q—Quarterly payment frequency for swaps
REITs—Real Estate Investment Trust
SOFR—Secured Overnight Financing Rate
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2022.

See Notes to Financial Statements.

18

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.

(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at October 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
40	2 Year U.S. Treasury Notes	Dec. 2022	$8,175,313	$(123,498)
11	5 Year U.S. Treasury Notes	Dec. 2022	1,172,531	(34,037)
1	20 Year U.S. Treasury Bonds	Dec. 2022	120,500	(16,751)

				(174,286)

Short Positions:
27	10 Year U.S. Treasury Notes	Dec. 2022	2,986,031	146,135
1	30 Year U.S. Ultra Treasury Bonds	Dec. 2022	127,656	21,952

				168,087

				$(6,199)

Credit default swap agreements outstanding at October 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
International Bank for Reconstruction & Development	06/20/23	0.250%(Q)	180	0.064%	$264	$114	$150	BOA

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.38.V2	06/20/27	5.000%(Q)	2,178	4.795%	$18,575	$28,998	$10,423

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    19

Schedule of Investments (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$114	$—	$150	$—

See Notes to Financial Statements.

20

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CIGM	$—	$349,832
JPS	—	290,719

Total	$—	$640,551

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$5,177,393	$—
Consumer Loans	—	84,003	—
Commercial Mortgage-Backed Securities	—	1,769,648	—
Corporate Bonds	—	2,902,885	—
Municipal Bond	—	91,642	—
Sovereign Bond	—	91,394	—
U.S. Treasury Obligations	—	13,913,816	—
Short-Term Investment
Unaffiliated Fund	883,369	—	—

Total	$883,369	$24,030,781	$—

Other Financial Instruments*
Assets
Futures Contracts	$168,087	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	10,423	—
OTC Credit Default Swap Agreement	—	264	—

Total	$168,087	$10,687	$—

Liabilities
Futures Contracts	$(174,286)	$—	$—

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    21

Schedule of Investments (continued)

as of October 31, 2022

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2022 were as follows:

U.S. Treasury Obligations	56.4%
Collateralized Loan Obligations	21.0
Commercial Mortgage-Backed Securities	7.2
Banks	5.4
Unaffiliated Fund	3.6
Electric	1.9
Oil & Gas	0.9
Computers	0.7
Entertainment	0.6
Auto Manufacturers	0.5
Media	0.5
Real Estate Investment Trusts (REITs)	0.5

Pipelines	0.4%
Municipal Bond	0.4
Sovereign Bond	0.3
Consumer Loans	0.3
Healthcare-Services	0.2
Water	0.1

100.9
Liabilities in excess of other assets	(0.9)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$10,423	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	114		—	—
Credit contracts	Unrealized appreciation on OTC swap agreements	150		—	—

See Notes to Financial Statements.

22

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$168,087	*	Due from/to broker-variation margin futures	$174,286	*

		$178,774			$174,286

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended October 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$32,060
Interest rate contracts	19,792	—

Total	$19,792	$32,060

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$10,573
Interest rate contracts	(6,199)	—

Total	$(6,199)	$10,573

For the period ended October 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$7,212,090
Futures Contracts - Short Positions (1)	2,949,961
Credit Default Swap Agreements - Sell Protection (1)	2,268,000

*	Average volume is based on average quarter end balances as noted for the period ended October 31, 2022.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    23

Schedule of Investments (continued)

as of October 31, 2022

presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BOA	$264	$—	$264	$—	$264

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

24

Statement of Assets and Liabilities

as of October 31, 2022

Assets

Unaffiliated investments (cost $25,891,377)	$24,914,150
Dividends and interest receivable	69,918
Due from Manager	40,912
Unrealized appreciation on OTC swap agreements	150
Premiums paid for OTC swap agreements	114
Prepaid expenses	59,208

Total Assets	25,084,452

Liabilities

Payable for investments purchased	242,640
Audit fee payable	63,650
Payable for Fund shares purchased	50,041
Accrued expenses and other liabilities	30,176
Due to broker—variation margin swaps	14,691
Due to broker—variation margin futures	2,119
Directors’ fees payable	828
Distribution fee payable	115
Affiliated transfer agent fee payable	76

Total Liabilities	404,336

Net Assets	$24,680,116

Net assets were comprised of: Common stock, at par	$2,571
Paid-in capital in excess of par	25,686,265
Total distributable earnings (loss)	(1,008,720)

Net assets, October 31, 2022	$24,680,116

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    25

Statement of Assets and Liabilities

as of October 31, 2022

Class A

Net asset value and redemption price per share,
($284,499 ÷ 29,637 shares of common stock issued and outstanding)	$9.60
Maximum sales charge (2.25% of offering price)	0.22

Maximum offering price to public	$9.82

Class C

Net asset value, offering price and redemption price per share,
($23,432 ÷ 2,442 shares of common stock issued and outstanding)	$9.60

Class Z

Net asset value, offering price and redemption price per share,
($10,228 ÷ 1,065 shares of common stock issued and outstanding)	$9.60

Class R6

Net asset value, offering price and redemption price per share,
($24,361,957 ÷ 2,537,824 shares of common stock issued and outstanding)	$9.60

See Notes to Financial Statements.

26

Statement of Operations

For the Period May 25, 2022* through October 31, 2022

Net Investment Income (Loss)
Income
Interest income	$332,002
Unaffiliated dividend income	6,058

Total income	338,060

Expenses
Management fee	34,709
Distribution fee(a)	166
Audit fee	63,650
Registration fees(a)	40,685
Legal fees and expenses	21,884
Custodian and accounting fees	20,455
Shareholders’ reports	10,106
Directors’ fees	5,648
Offering fees	3,911
SEC registration fees	2,800
Transfer agent’s fees and expenses (including affiliated expense of $205)(a)	347
Miscellaneous	10,416

Total expenses	214,777
Less: Fee waiver and/or expense reimbursement(a)	(179,801)

Net expenses	34,976

Net investment income (loss)	303,084

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(33,936)
Futures transactions	19,792
Swap agreement transactions	32,060

17,916

Net change in unrealized appreciation (depreciation) on:
Investments	(977,227)
Futures	(6,199)
Swap agreements	10,573
Foreign currencies	1,645

(971,208)

Net gain (loss) on investment and foreign currency transactions	(953,292)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(650,208)

*	Commencement of operations.
(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	63	103	—	—
Registration fees	11,633	11,633	11,633	5,786
Transfer agent’s fees and expenses	128	54	86	79
Fee waiver and/or expense reimbursement	(12,081)	(11,809)	(11,772)	(144,139)

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    27

Statement of Changes in Net Assets

May 25, 2022* through October 31, 2022

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 303,084
Net realized gain (loss) on investment transactions	17,916
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(971,208)

Net increase (decrease) in net assets resulting from operations	(650,208)

Dividends and Distributions
Distributions from distributable earnings
Class A	(888)
Class C	(260)
Class Z	(142)
Class R6	(358,261)

(359,551)

Tax return of capital distributions
Class A	(3)
Class C	(1)
Class Z	— **
Class R6	(1,000)

(1,004)

Fund share transactions
Net proceeds from shares sold	25,380,369
Net asset value of shares issued in reinvestment of dividends and distributions	360,555
Cost of shares purchased	(50,045)

Net increase (decrease) in net assets from Fund share transactions	25,690,879

Total increase (decrease)	24,680,116

Net Assets:
Beginning of period	—

End of period	$24,680,116

*	Commencement of operations.
**	Less than $1.

See Notes to Financial Statements.

28

Financial Highlights

Class A Shares
	May 25, 2022(a) through October 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.41)
Total from investment operations	(0.28)
Less Dividends and Distributions:
Dividends from net investment income	(0.12)
Tax return of capital distributions	(-	)(c)
Total dividends and distributions	(0.12)
Net asset value, end of period	$9.60
Total Return(d):	(2.82)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$284
Average net assets (000)	$57
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.85	%(f)
Expenses before waivers and/or expense reimbursement	48.86	%(f)
Net investment income (loss)	3.09	%(f)
Portfolio turnover rate(g)	23%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    29

Financial Highlights (continued)

Class C Shares
	May 25, 2022(a) through October 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.40)
Total from investment operations	(0.31)
Less Dividends and Distributions:
Dividends from net investment income	(0.09)
Tax return of capital distributions	(-	)(c)
Total dividends and distributions	(0.09)
Net asset value, end of period	$9.60
Total Return(d):	(3.13)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$23
Average net assets (000)	$24
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.60	%(f)
Expenses before waivers and/or expense reimbursement	115.44	%(f)
Net investment income (loss)	2.02	%(f)
Portfolio turnover rate(g)	23%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

30

Class Z Shares
	May 25, 2022(a) through October 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.38)
Total from investment operations	(0.26)
Less Dividends and Distributions:
Dividends from net investment income	(0.14)
Tax return of capital distributions	(-	)(c)
Total dividends and distributions	(0.14)
Net asset value, end of period	$9.60
Total Return(d):	(2.62)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.39	%(f)
Expenses before waivers and/or expense reimbursement	270.85	%(f)
Net investment income (loss)	2.72	%(f)
Portfolio turnover rate(g)	23%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    31

Financial Highlights (continued)

Class R6 Shares
	May 25, 2022(a) through October 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.38)
Total from investment operations	(0.26)
Less Dividends and Distributions:
Dividends from net investment income	(0.14)
Tax return of capital distributions	(-	)(c)
Total dividends and distributions	(0.14)
Net asset value, end of period	$9.60
Total Return(d):	(2.59)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$24,362
Average net assets (000)	$24,653
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.32	%(f)
Expenses before waivers and/or expense reimbursement	1.32	%(f)
Net investment income (loss)	2.79	%(f)
Portfolio turnover rate(g)	23%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

32

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 17 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM ESG Short Duration Multi-Sector Bond Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is total return.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign

PGIM ESG Short Duration Multi-Sector Bond Fund    33

Notes to Financial Statements (continued)

securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued

34

using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

PGIM ESG Short Duration Multi-Sector Bond Fund    35

Notes to Financial Statements (continued)

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements

36

in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional

PGIM ESG Short Duration Multi-Sector Bond Fund    37

Notes to Financial Statements (continued)

amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Floating Rate and other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and

38

payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a

PGIM ESG Short Duration Multi-Sector Bond Fund    39

Notes to Financial Statements (continued)

specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific

40

expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Offering and Organization Costs: Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over twelve months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed as incurred.

Taxes: It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Monthly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

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Notes to Financial Statements (continued)

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit, and PGIM Limited (collectively, the subadviser). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.32% of average daily net assets up to $5 billion;	0.32%

0.31% of average daily net assets over $5 billion.

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	0.85%

C	1.60

Z	0.39

R6	0.32

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

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Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.25%	0.25%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the period ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$—	$—

C	—	—

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the reporting period ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

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Notes to Financial Statements (continued)

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$12,701,526	$2,097,837

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in-capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the period ended October 31, 2022, the adjustments were to increase total distributable earnings (loss) and decrease paid-in capital in excess of par by $1,039 primarily due to non-deductible organizational costs. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the period ended October 31, 2022, the tax character of dividends paid by the Fund were $359,551 of ordinary income and and $1,004 of tax return of capital.

As of October 31, 2022, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$25,898,960	$12,588	$(992,910)	$(980,322)

The difference between GAAP and tax basis was primarily attributable to mark-to-market of futures contracts, swaps, and bond premium amortization and other GAAP to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $28,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

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The Manager has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 55,500,000,000 shares of common stock, $0.001 par value per share, 3,500,000,000 of which are designated as shares of the Fund. The shares are currently classified and designated as follows:

Class	Number of Shares

A	300,000,000

C	200,000,000

Z	1,500,000,000

R6	1,500,000,000

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

A	1,012	3.4%

C	1,009	41.3

Z	1,014	95.2

R6	2,537,824	100.0

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	1	98.7%

Unaffiliated	—	—

PGIM ESG Short Duration Multi-Sector Bond Fund    45

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A

Period ended October 31, 2022*:

Shares sold	29,620	$286,676

Shares issued in reinvestment of dividends and distributions	93	891

Shares purchased	(76)	(726)

Net increase (decrease) in shares outstanding	29,637	$286,841

Class C

Period ended October 31, 2022*:

Shares sold	7,552	$73,343

Shares issued in reinvestment of dividends and distributions	27	261

Shares purchased	(5,137)	(49,319)

Net increase (decrease) in shares outstanding	2,442	$24,285

Class Z

Period ended October 31, 2022*:

Shares sold	1,050	$10,489

Shares issued in reinvestment of dividends and distributions	15	142

Net increase (decrease) in shares outstanding	1,065	$10,631

Class R6

Period ended October 31, 2022*:

Shares sold	2,501,000	$25,009,861

Shares issued in reinvestment of dividends and distributions	36,824	359,261

Net increase (decrease) in shares outstanding	2,537,824	$25,369,122

*	Commencement of operations was May 25, 2022.

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the SCA.

SCA

Term of Commitment	9/30/2022 - 9/28/2023

Total Commitment	$ 1,200,000,000

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SCA

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2022.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

“Covenant-Lite” Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

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Notes to Financial Statements (continued)

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

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Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

ESG Methodology Risk: Because the subadviser utilizes screens and other exclusionary tools in its ESG methodology, this may result in the Fund forgoing opportunities to make certain investments when it might otherwise be advantageous to do so, or sell investments based on its ESG methodology criteria when it might be otherwise disadvantageous for it to do so. In evaluating an issuer, the subadviser is dependent upon information and data, including from third party data providers, that may be incomplete, inaccurate, or unavailable, or that may present conflicting information and data with respect to an issuer, which in each case could cause the subadviser to incorrectly assess an issuer’s business practices with respect to ESG. Issuers that are assigned a higher ESG Impact Rating by the subadviser may underperform similar issuers that have a lower ESG Impact Rating and/or may underperform the market as a whole. As a result, the Fund may underperform funds that do not screen or score companies based on ESG factors or funds that use a different ESG methodology. ESG Impact Ratings are inherently subjective and the subadviser’s assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s ESG Impact Ratings may differ from that of other funds or an investor. As a result, the Fund may invest in issuers that do not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

Floating Rate and Other Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over- the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days

PGIM ESG Short Duration Multi-Sector Bond Fund    49

Notes to Financial Statements (continued)

to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease.

50

Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non- investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund

PGIM ESG Short Duration Multi-Sector Bond Fund    51

Notes to Financial Statements (continued)

may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

52

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

New Fund Risk: The Fund recently commenced operations. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if it becomes larger and after it has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition.

Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could result in transaction costs and have negative tax consequences for shareholders.

Reference Rate Risk: The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. The Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR as well as loan facilities used by the Fund. While some existing LIBOR-based instruments may contemplate a scenario where

PGIM ESG Short Duration Multi-Sector Bond Fund    53

Notes to Financial Statements (continued)

LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund’s performance or net asset value.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

54

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 17 and Shareholders of PGIM ESG Short Duration Multi-Sector Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM ESG Short Duration Multi-Sector Bond Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 17, referred to hereafter as the “Fund”) as of October 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 25, 2022 (commencement of operations) through October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations, changes in its net assets, and the financial highlights for the period May 25, 2022 (commencement of operations) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 19, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM ESG Short Duration Multi-Sector Bond Fund    55

Tax Information (unaudited)

For the year ended October 31, 2022, the Fund reports the maximum amount allowable but not less than 62.15% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

56

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM ESG Short Duration Multi-Sector Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM ESG Short Duration Multi-Sector Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM ESG Short Duration Multi-Sector Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM ESG Short Duration Multi-Sector Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Directors (the Board) of Prudential Investment Portfolios, Inc. 17 considered the proposed management agreement with PGIM Investments LLC (the Manager) and the proposed subadvisory agreement between the Manager and PGIM, Inc. (PGIM), through its PGIM Fixed Income division, together with PGIM Limited, an indirect wholly-owned subsidiary of PGIM, to serve as the subadviser (together, the Subadviser) with respect to the Fund. The Board, including all of the Directors whom are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Directors), met on March 2, 2022 (the Meeting) and approved the agreements for an initial two-year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the Meeting, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its considerations.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance information and the Subadviser’s qualifications and track record in serving other affiliated funds; and the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the Meeting. The Board also considered information that the Directors received throughout the year regarding the Manager and the Subadviser in their capacity as directors or trustees of other funds in the Prudential organization. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Directors determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Directors considered relevant in the exercise of their business judgment.

A summary of certain factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the agreements are discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the Meeting including information relating to the approval and renewal, as applicable, of the management agreements between the

PGIM ESG Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (continued)

Manager and the other PGIM Retail Funds, as well as information received at other regular meetings throughout the year of the PGIM Retail Funds, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager pays the salaries of all the officers and interested Directors of the Fund who are part of Fund management. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager for services provided to other PGIM Retail Funds. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other PGIM Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser, including information relating to the approval and renewal, as applicable, of the subadvisory agreements between the Manager and the Subadviser with respect to other PGIM Retail Funds. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the organizational structure, senior management, investment operations and other relevant information of the Subadviser. The Board also considered the Subadviser’s experience managing other similar investment strategies. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Subadviser for services provided to other PGIM Retail Funds. The Board noted that the Subadviser is affiliated with the Manager. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other PGIM Retail Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements.

Visit our website at pgim.com/investments

Performance

Because the Fund had not yet commenced operations, no investment performance for the Fund existed for Board review. The Board noted that the Fund’s strategy is a new strategy for the Subadviser, but considered performance information of an institutional account run by the Subadviser that utilizes a substantially similar investment objective and investment strategy. The Board considered the background and professional experience of the proposed portfolio management team for the Fund. The Board took note that the Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposed management fees and other fees and expenses associated with the Fund costs, including fees for custodian services, Independent Directors’ fees, and fees for legal, accounting, valuation, and transfer agency services. The Board also noted contractual fee waivers undertaken by the Manager.

The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and total expenses to a peer group of comparable funds prepared by Lipper. The Board noted that the Fund’s management fee was in the first quartile and anticipated total expenses were in the first quartile of the Lipper Peer Group (first quartile being the lowest fee) based upon net assets assuming outstanding leverage.

The Board concluded that the proposed fees and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that the Subadviser was affiliated with the Manager and, as a result, the Board will not separately consider the Subadviser’s profitability since its profitability will be reflected in the Manager’s profitability report. The Board noted that it would review profitability information in connection with the future annual renewal of the management and subadvisory agreements.

Economies of Scale

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with the annual renewals of the management and subadvisory agreements.

PGIM ESG Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (continued)

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other affiliated funds managed by the Manager, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the PGIM Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

***

After consideration of these and other factors, the Board concluded that the approval of the agreements was in the best interests of the Fund.

Visit our website at pgim.com/investments

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM ESG Short Duration Multi-Sector Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM ESG SHORT DURATION MULTI-SECTOR BOND FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PGIGX	PGIJX	PGIPX	PGIKX

CUSIP	74440B744	74440B736	74440B728	74440B710

MF250E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2022 and October 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $254,300 and $190,650, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(c) Tax Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(d) All Other Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2021
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2022 and October 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 17

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 19, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 19, 2022